                                                                   EXHIBIT 10.30
--------------------------------------------------------------------------------

                         CREDIT AND SECURITY AGREEMENT

                         Dated as of October 13, 1999



                                     among

                         ARTISAN FILM INVESTORS TRUST

                                  as Borrower

                                      and

                           THE LENDERS NAMED HEREIN

                                     with

               THE CHASE MANHATTAN BANK, as Administrative Agent

                                      and

                  THE CHASE MANHATTAN BANK, as Fronting Bank

                                      and

                          FLEET BANK, as Waiver Agent

--------------------------------------------------------------------------------


                         Morgan, Lewis & Bockius, LLP
                                101 Park Avenue
                           New York, New York 10178

Schedules

1                 Schedule of Commitments
3.7               Copyrights/Trademarks
3.8               Fictitious Names
3.10              Principal Executive Office/Location of Collateral/Filing
                  Offices
3.11              Litigation
3.14              Taxes

Exhibits

A-1               Form of Senior Tranche Note
A-2               Form of Junior Tranche Note
B-1               Opinion of Rosenfeld, Meyer & Sussman, LLP, special counsel to the Borrower
B-2               Opinion of Morris, James, Hitches & Williams, LLP, Delaware
                  Counsel to the Borrower
C                 Form of Amendment to Pledgeholder Agreement
D-1               Form of Copyright Security Agreement
D-2               Form of  Copyright Security Agreement Supplement
E                 Form of Trademark Security Agreement
F                 Form of Borrowing Certificate
G                 Form of Assignment and Acceptance
H                 Notice of Assignment and Irrevocable Instructions
I                 Form of Sponsor Agreement
                        Exhibit A Intercreditor Agreement
J                 Form of Distribution Agreement
K                 Master Film Purchase Agreement
L                 Trust Agreement
M                 Cash Flow Insurance
N                 Qualifying Picture Declaration
O                 Form of Equity Subordination Agreement

                               TABLE OF CONTENTS

                                                                              Page
                                                                              ----
1.  DEFINITIONS..............................................................  -2-

2.  THE LOANS................................................................ -23-
      SECTION 2.1.   Loans................................................... -23-
      SECTION 2.2.   Making of Loans......................................... -25-
      SECTION 2.3.   Notes................................................... -27-
      SECTION 2.4.   Interest on Notes....................................... -28-
      SECTION 2.5.   Commitment Fees and Other Fees.......................... -28-
      SECTION 2.6.   Optional Termination or Reduction of Commitments........ -29-
      SECTION 2.7.   Default Interest; Alternate Rate of Interest............ -29-
      SECTION 2.8.   Continuation and Conversion of Loans.................... -30-
      SECTION 2.9.   Prepayment of Loans; Reimbursement of Lenders........... -31-
      SECTION 2.10.  Change in Circumstances................................. -33-
      SECTION 2.11.  Change in Legality...................................... -36-
      SECTION 2.12.  Manner of Payments...................................... -36-
      SECTION 2.13.  United States Withholding............................... -36-
      SECTION 2.14.  Interest Adjustments.................................... -39-
      SECTION 2.15.  Letters of Credit....................................... -39-

3.  REPRESENTATIONS AND WARRANTIES OF THE BORROWER........................... -44-
      SECTION 3.1.   Corporate Existence and Power........................... -45-
      SECTION 3.2.   Authority and No Violation.............................. -45-
      SECTION 3.3.   Governmental Approval................................... -45-
      SECTION 3.4.   Binding Agreements...................................... -46-
      SECTION 3.5.   Special Purpose Nature of the Borrower.................. -46-
      SECTION 3.6.   Solvency................................................ -46-
      SECTION 3.7.   Copyrights, Trademarks and Other Rights................. -47-
      SECTION 3.8.   Fictitious Names........................................ -47-
      SECTION 3.9.   Title to Properties..................................... -47-
      SECTION 3.10.  Places of Business...................................... -47-
      SECTION 3.11.  Litigation.............................................. -48-
      SECTION 3.12.  Federal Reserve Regulations............................. -48-
      SECTION 3.13.  Investment Company Act.................................. -48-
      SECTION 3.14.  Taxes................................................... -48-
      SECTION 3.15.  Compliance with ERISA................................... -48-
      SECTION 3.16.  Agreements.............................................. -49-
      SECTION 3.17.  Security Interest; Other Security....................... -49-
      SECTION 3.18.  Disclosure.............................................. -49-
      SECTION 3.19.  Rights.................................................. -49-
      SECTION 3.20.  Environmental Liabilities............................... -49-

      SECTION 3.21.  Compliance with Laws.................................... -50-
      SECTION 3.22.  Year 2000 Compliance.................................... -50-

4.  CONDITIONS OF LENDING.................................................... -50-
      SECTION 4.1.   Conditions Precedent to the Closing Date................ -50-
      SECTION 4.2.   Conditions Precedent to Initial Loans or Letters
                     of Credit with respect to each Declared Qualifying
                     Picture................................................. -54-
      SECTION 4.3.   Conditions Precedent to Each Loan and Letter
                     of Credit............................................... -56-

5.  AFFIRMATIVE COVENANTS.................................................... -57-
      SECTION 5.1.   Financial Statements and Reports........................ -58-
      SECTION 5.2.   Existence............................................... -59-
      SECTION 5.3.   Maintenance of Properties............................... -59-
      SECTION 5.4.   Notice of Material Events............................... -59-
      SECTION 5.5.   Insurance............................................... -60-
      SECTION 5.6.   Copyright............................................... -61-
      SECTION 5.7.   Books and Records....................................... -62-
      SECTION 5.8.   Third Party Audit Rights................................ -62-
      SECTION 5.9.   Observance of Agreements................................ -62-
      SECTION 5.10.  Laboratories; No Removal................................ -62-
      SECTION 5.11.  Taxes and Charges; Indebtedness in Ordinary Course
                     of Business............................................. -63-
      SECTION 5.12.  Liens................................................... -63-
      SECTION 5.13.  Further Assurances; Security Interests.................. -63-
      SECTION 5.14.  ERISA Compliance and Reports............................ -64-
      SECTION 5.15.  Environmental Laws...................................... -64-
      SECTION 5.16.  Use of Proceeds......................................... -65-
      SECTION 5.17.  Security Agreements with the Guilds..................... -66-
      SECTION 5.18.  Total Negative Cost Statements.......................... -66-
      SECTION 5.19.  Cash Flow Insurance..................................... -66-
      SECTION 5.20.  Reservation of Commitment............................... -66-

6.  NEGATIVE COVENANTS....................................................... -67-
      SECTION 6.1.   Limitations on Indebtedness............................. -67-
      SECTION 6.2.   Limitations on Liens.................................... -67-
      SECTION 6.3.   Limitation on Guarantees................................ -68-
      SECTION 6.4.   Limitations on Investments.............................. -68-
      SECTION 6.5.   Restricted Payments..................................... -68-
      SECTION 6.6.   Limitations on Leases................................... -68-
      SECTION 6.7.   Consolidation, Merger, Sale or Purchase of
                     Assets, etc............................................. -69-
      SECTION 6.8.   Sale and Leaseback...................................... -69-
      SECTION 6.9.   Places of Business; Change of Name...................... -69-
      SECTION 6.10.  Limitations on Capital Expenditures..................... -69-
      SECTION 6.11.  Transactions with Affiliates.  ......................... -69-
      SECTION 6.12.  Prohibition of Amendments or Waivers.................... -69-

      SECTION 6.13.  Expenses................................................ -69-
      SECTION 6.14.  No Change in Business................................... -69-
      SECTION 6.15.  ERISA................................................... -70-
      SECTION 6.16.  Subsidiaries............................................ -70-
      SECTION 6.17.  Hazardous Materials..................................... -70-
      SECTION 6.18.  Use of Proceeds of Loans and Requests for Letters
                     of Credit............................................... -70-

7.  EVENTS OF DEFAULT........................................................ -70-
      SECTION 7.1.   Events of Default.  .................................... -70-
      SECTION 7.2.   Sponsor Defaults.  ..................................... -73-
      SECTION 7.3.   Suspension Events.  .................................... -74-

8.  GRANT OF SECURITY INTEREST; REMEDIES..................................... -74-
      SECTION 8.1.   Security Interests...................................... -75-
      SECTION 8.2.   Use of Collateral....................................... -75-
      SECTION 8.3.   Collection Accounts..................................... -75-
      SECTION 8.4.   Borrower to Hold in Trust............................... -76-
      SECTION 8.5.   Collections, etc........................................ -76-
      SECTION 8.6.   Possession, Sale of Collateral, etc..................... -76-
      SECTION 8.7.   Application of Proceeds on Default...................... -78-
      SECTION 8.8.   Power of Attorney. ..................................... -78-
      SECTION 8.9.   Financing Statements, Direct Payments.  ................ -79-
      SECTION 8.10.  Further Assurances.  ................................... -79-
      SECTION 8.11.  Termination.  .......................................... -79-
      SECTION 8.12.  Remedies Not Exclusive.  ............................... -80-
      SECTION 8.13.  Quiet Enjoyment......................................... -80-
      SECTION 8.14.  Continuation and Reinstatement.......................... -80-
      SECTION 8.15.  Release of Collateral................................... -80-

9.  CASH COLLATERAL ACCOUNT.................................................. -80-
      SECTION 9.1.   Cash Collateral Accounts................................ -80-
      SECTION 9.2.   Investment of Funds..................................... -80-
      SECTION 9.3.   Grant of Security Interest.............................. -81-
      SECTION 9.4.   Remedies................................................ -81-

10. THE ADMINISTRATIVE AGENT AND THE FRONTING BANK........................... -82-
      SECTION 10.1.  Administration by Administrative Agent.................. -82-
      SECTION 10.2.  Payments................................................ -83-
      SECTION 10.3.  Sharing of Setoffs and Cash Collateral.................. -83-
      SECTION 10.4.  Notice to the Lenders................................... -84-
      SECTION 10.5.  Liability of Administrative Agent; Waiver Agent;
                     Fronting Bank........................................... -84-
      SECTION 10.6.  Reimbursement and Indemnification....................... -85-
      SECTION 10.7.  Rights of Administrative Agent; Waiver Agent............ -86-
      SECTION 10.8.  Independent Investigation by Lenders.................... -86-

      SECTION 10.9.  Duties of Waiver Agent; Agreement of Required Lenders... -86-
      SECTION 10.10. Notice of Transfer...................................... -86-
      SECTION 10.11. Successor Administrative Agent.......................... -86-
      SECTION 10.12. Successor Waiver Agent.................................. -87-
      SECTION 10.13. Successor Fronting Bank................................. -88-

11. MISCELLANEOUS............................................................ -88-
      SECTION 11.1.  Notices................................................. -88-
      SECTION 11.2.  Survival of Agreement, Representations and
                     Warranties, etc......................................... -89-
      SECTION 11.3.  Successors and Assigns; Syndications; Loan Sales;
                     Participations.......................................... -89-
      SECTION 11.4.  Expenses; Documentary Taxes............................. -92-
      SECTION 11.5.  Indemnification of the Administrative Agent,
                     the Waiver Agent, the Fronting Bank and the Lender...... -93-
      SECTION 11.6.  CHOICE OF LAW........................................... -94-
      SECTION 11.7.  WAIVER OF JURY TRIAL.................................... -94-
      SECTION 11.8.  No Waiver............................................... -95-
      SECTION 11.9.  Extension of Payment Date............................... -95-
      SECTION 11.10. Amendments, etc......................................... -95-
      SECTION 11.11. Severability............................................ -96-
      SECTION 11.12. SERVICE OF PROCESS...................................... -96-
      SECTION 11.13. Headings................................................ -97-
      SECTION 11.14. Execution in Counterparts............................... -97-
      SECTION 11.15. Entire Agreement........................................ -97-

                   CREDIT AND SECURITY AGREEMENT, dated as of October 13, 1999 (as it may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among ARTISAN FILM INVESTORS TRUST, a business trust organized under the laws of Delaware (the "Borrower"), the Lenders referred to herein, THE CHASE MANHATTAN BANK, a New York banking corporation, as Agent (the "Administrative Agent") for the Lenders, THE CHASE MANHATTAN BANK as Fronting Bank (the "Fronting Bank") and FLEET BANK, as Waiver Agent (the "Waiver Agent").


                            INTRODUCTORY STATEMENT
                            ----------------------

     All terms not otherwise defined above or in this Introductory Statement are as defined in Article 1 hereof, or as defined elsewhere herein.

     The Borrower has requested that the Lenders make available a $200,000,000 three-year revolving credit facility (of which only $162,500,000 has been committed as of the date hereof) converting into a three-year term loan facility. The facility is divided into a Senior Tranche of $160,000,000 (of which $122,500,000 is committed as of the date hereof) and a Junior Tranche of $40,000,000. The Senior Tranche will be used to finance (i) not more than 80% of the Total Negative Cost incurred in connection with the acquisition of at least eight feature-length motion pictures which meet all of the criteria of a "Qualifying Picture" as defined herein and which will satisfy the United States Theatrical Release Requirement, (ii) 50% of "Domestic Distribution Expenses" (as defined herein) but not more than 50% of "Formula Amount of Domestic Distribution Expenses" (as defined herein) for such Qualifying Pictures; provided that the remaining 50% is provided under the Junior Tranche, and (iii) subject to availability, interest on the Loans contemplated by clauses (i) and
(ii) and interest due and payable during the term loan period hereunder. The Junior Tranche will be used (i) to finance 50% of the first $80,000,000 of Domestic Distribution Expenses for all Declared Qualifying Pictures in the aggregate but not more than 50% of the Formula Amount of Domestic Distribution Expenses for each Declared Qualifying Picture; provided that after $40,000,000 in the aggregate of Domestic Distribution Loans have been made under the Junior Tranche, for each additional Domestic Distribution Loan made thereunder, an amount equal to such Loan shall be reserved under the Junior Tranche to fund the contingency described in the following clause (ii), and (ii) at the Maturity Date, or such earlier date upon which the Facility is terminated and the Domestic Distribution Loans outstanding under the Senior Tranche become due and payable, to fund the repayment of such Domestic Distribution Loans under the Senior Tranche. A condition of each Domestic Distribution Loan under the Junior Tranche is that the balance of the required Domestic Distribution Expenses are simultaneously funded under the Senior Tranche or under a combination of the Senior Tranche and advances from the Sponsor.

               The 50% of the Formula Amount of Domestic Distribution Expenses in excess of $80,000,000 which may not be financed under the Facility will be provided by the Sponsor on a pro rata basis with each advance under the Facility.

               With regard to the portion of the Senior Tranche which is not committed as of the date hereof, the Administrative Agent is being given authority to accept commitments from additional Lenders in accordance with the procedures set forth below.

                To provide assurance for the repayment of the Loans and other Obligations of the Borrower, the Borrower will provide, has provided or will cause to be provided to the Administrative Agent for the benefit of itself, the Fronting Bank and the Lenders, a security interest in the Collateral pursuant to
Article 8 hereof, an assignment for security under worldwide copyright of all of the Borrower's motion pictures (including, without limitation, each Declared Qualifying Picture) and other rights to the literary properties upon which each Qualifying Picture is based, the Sponsor Agreement, the Intercreditor Agreement and the Cash Flow Insurance.

               Subject to the terms and conditions set forth herein, the Administrative Agent is willing to act as agent for the Lenders and each Lender is willing to make Loans to the Borrower and participate in the Letters of Credit in amounts in the aggregate at any one time outstanding not in excess of its Commitment hereunder, all as set forth on the Schedule of Commitments.

               Accordingly, the parties hereto hereby agree as follows:

1.   DEFINITIONS

               For the purposes hereof unless the context otherwise requires, all Section references herein shall be deemed to correspond with Sections herein, the following terms shall have the meanings indicated, all accounting terms not otherwise defined herein shall have the respective meanings accorded to them under GAAP and all terms defined in the UCC and not otherwise defined herein shall have the respective meanings accorded to them therein. Unless the context otherwise requires, any of the following terms may be used in the singular or the plural, depending on the reference:

               "Actual Negative Cost" shall mean, with respect to each Declared
                --------------------
Qualifying Picture, the sum of the premium for the Cash Flow Insurance for the Negative Cost Loans for that film and all costs and expenses paid or incurred for goods and services provided or rendered in connection with the acquisition of rights, development, preparation, preproduction, publicity, production (including production legal fees), post production, completion and delivery of an answer print of such Declared Qualifying Picture, costs of delivery for foreign territories, outside legal fees paid or incurred in connection with legal services rendered in the acquisition of such Declared Qualifying Picture by the Borrower, all interest (through Completion) and financing charges of whatsoever kind (including interest during development) agency and packaging fees, (but excluding (1) the Structuring Fee, Up-Front Fee and Unused Commitment Fee (as such terms are defined in the Fee Letter), (2) all overhead of the Sponsor, the Borrower, or their Affiliates, (3) unused contingency amounts, (4) refunded or unpaid completion bond fees, (5) costs charged to such Declared Qualifying Picture that are compensated by net insurance recoveries, (6) all obligations contingent on the level of the financial performance of such Declared Qualifying Picture, residuals, security deposits to guilds or others, profit participations and distribution expenses (other than the cost of unusual negative pick-up delivery items)) and less (i) salvage recoveries actually received from unused goods, costumes, sets, etc., (ii) proceeds received from any tax transactions or any tax refunds and (iii) any amounts refunded to the Borrower or the Sponsor for the portion of cooperative advertising expenses paid by the Borrower or the Sponsor in connection with such Declared Qualifying Picture.

               "Administrative Agent" shall mean The Chase Manhattan Bank, in
                --------------------
its capacity as Administrative Agent for the Lenders hereunder, or such successor Administrative Agent as may be appointed pursuant to Section 10.11 of this Credit Agreement.

               "AEI" shall mean Artisan Entertainment, Inc.
                ---

               "AFI Collection Account" shall have the meaning given such term
                ----------------------
in Section 8.3 hereof.

               "Affiliate" shall mean any Person which, directly or indirectly,
                ---------
is in control of, is controlled by or is under common control with, another Person. For purposes of this definition, a Person shall be deemed to be "controlled by" another Person if such latter Person possesses, directly or indirectly, power either to direct or cause the direction of the management and policies of such controlled Person whether by contract or otherwise.

               "Affiliated Group" shall mean a group of Persons, each of which
                ----------------
is an Affiliate (other than by reason of having common directors or officers) of some other Person in the group.

               "Allocation Certificate" shall be as defined in the Intercreditor
                ----------------------
Agreement.

               "Alternate Base Rate" shall mean, for any day, a rate per annum
                -------------------
(rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of
(a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect for such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per
                                 ----------
annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City. "Base CD Rate"
                                                                ------------
shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) Statutory Reserves and (b) the Assessment Rate. "Three-Month Secondary
                                                          ---------------------
CD Rate" shall mean, for any day, the secondary market rate for three-month
-------
certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under current practices of the Board, be published in Federal Reserve Statistical

Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. "Statutory Reserves" shall mean a fraction (expressed as a decimal), the
        ------------------
numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the Administrative Agent is subject for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. "Federal Funds Effective Rate"
                                               ----------------------------
shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

               "Alternate Base Rate Loan" shall mean a Loan based on the
                ------------------------
Alternate Base Rate in accordance with the provisions of Article 2 hereof.

               "Applicable Law" shall mean all provisions of statutes, rules,
                --------------
regulations and orders of the United States or foreign governmental bodies or regulatory agencies applicable to the Person in question, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

               "Applicable Margin" shall mean in the case of Alternate Base Rate
                -----------------
Loans, 1.75% per annum, or in the case of Eurodollar Loans, 2.75% per annum.

               "Artisan Agreements" shall mean the various distribution, license
                ------------------
and/or exploitation agreements, if any, among any of the Artisan Entities relating to the exploitation of Declared Qualifying Pictures.

               "Artisan Entities" shall have the meaning given such term in the
                ----------------
Sponsor Agreement.

               "Artisan Film" shall have the meaning given such term in the
                ------------
Sponsor Agreement.

               "Assessment Rate" shall mean, for any day, the net annual
                ---------------
assessment rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) as most recently estimated by the Administrative Agent for determining the then current annual assessment payable by the Administrative Agent to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in Dollars at the Administrative Agent's domestic offices.

               "Assignment and Acceptance" shall mean an agreement in the form
                -------------------------
of Exhibit G hereto, executed by the assignor, assignee and other parties as contemplated thereby.

               "Authorized Officer" shall mean the Trustee of the Borrower and
                ------------------
the Designee under the Trust Agreement.

               "Bain Capital" shall mean Bain Capital, Inc., a Delaware
                ------------
corporation.

               "Bain Related Parties" shall mean (i) Bain Capital, (ii) any
                --------------------
Affiliate of Bain Capital which shall include, without limitation, any managing director or partner at any time of any of the foregoing, and any Affiliate thereof and (iii) any trust, corporation, partnership or other entity of whom at least 80% of the voting stock or all of the general partnership interests or other controlling interests are held, directly or indirectly, solely by persons referred to in the preceding clauses of this definition.

               "Bankruptcy Code" shall mean the Bankruptcy Reform Act of 1978,
                ---------------
as heretofore and hereafter amended, as codified at 11 U.S.C. (S) 101 et seq.
                                                                      -- ---

               "Basic Agreements" shall be as defined in the Trust Agreement.
                ----------------

               "Board" shall mean the Board of Governors of the Federal Reserve
                -----
System of the United States of America.

               "Borrowing" shall mean a group of Loans of a single interest rate
                ---------
type and as to which a single Interest Period is in effect on a single day.

               "Borrowing Certificate" shall mean a borrowing certificate,
                ---------------------
substantially in the form of Exhibit F hereto, to be delivered by the Borrower to the Administrative Agent in connection with each Borrowing.

               "Budget" shall mean, with respect to each Declared Qualifying
                ------
Picture, the final budget (approved by the relevant completion guarantor) and related cost to complete statement or the negative cost statement for such Declared Qualifying Picture submitted by the Sponsor as agent for the Borrower to the Administrative Agent, which shall be prepared consistent with the definition of Actual Negative Cost.

               "Budgeted Negative Cost" shall mean, with respect to each
                ----------------------
Declared Qualifying Picture, the amount of the Budget (stated in Dollars) for each Declared Qualifying Picture including all costs customarily included in connection with the acquisition of all underlying literary and musical rights with respect to such Declared Qualifying Picture and in connection with the preparation, production and completion of such Declared Qualifying Picture including costs of materials, equipment, physical properties, personnel and services utilized in connection with such Declared Qualifying Picture, both "above-the-line" and "below-the-line" and all other items customarily included in negative costs, including finance charges and interest expense and other costs of the type contemplated by Actual Negative Cost, but excluding any item of cost that may not be properly included in Actual Negative Cost.

               "Business Day" shall mean any day other than a Saturday, Sunday
                ------------
or other day on which banks are required or permitted to close in the State of New York, State of California; provided, however, that when used in connection
                               --------  -------
with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits on the London Interbank Market.

               "Canyon" shall mean Canpartners Investments IV, LLC.
                ------

               "Capital Expenditures" shall mean, with respect to any Person for
                --------------------
any period, the sum of (i) the aggregate of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period which, in accordance with GAAP, are or should be included in "additions to property, plant or equipment" included in cash flows (including Capital Leases) and (ii) to the extent not covered by clause (i) hereof, the aggregate of all expenditures properly capitalized in accordance with GAAP by such Person to acquire, by purchase or otherwise, the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, in part or in whole, of any other Person (other than the portion of such expenditures allocable in accordance with GAAP to Pictures or other current assets).

               "Capital Lease" shall mean any lease of any property (whether
                -------------
real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

               "Cash Collateral Accounts" shall have the meaning given such
                ------------------------
term in Section 9.1 hereof.

               "Cash Equivalents" shall mean (i) marketable securities issued or
                ----------------
directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (ii) time deposits, demand deposits, certificates of deposit, acceptances or prime commercial paper or repurchase obligations for underlying securities of the types described in clause (i) entered into with any Lender or any commercial bank having a short-term deposit rating of at least A-2 or the equivalent thereof by Standard & Poor's Corporation or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc., (iii) commercial paper with a rating of A-1 or A-2 or the equivalent thereof by Standard & Poor's Corporation or P-1 or P-2 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within twelve months after the date of acquisition or (iv) any mutual fund or other pooled investment vehicle which invests principally in the foregoing obligations.

               "Cash Flow Insurance" shall mean the insurance policy naming the
                -------------------
Administrative Agent (for the benefit of the Senior Tranche Lenders) as insured from the Insurers insuring a specified dollar amount of the Obligations other than Domestic Distribution Loans in the form of Exhibit M hereto.

               "Certificate Holders" shall mean the certificate holders party to
                -------------------
the Trust Agreement and their successors or assigns.

               "Chain of Title" shall have the meaning given such term in
                --------------
Section 4.2 hereof.

               "Change in Control" shall mean (i) the failure for any reason of
                -----------------
Bain Related Parties to own at least 75% of Holdings' voting stock owned by them as of July 9, 1997, (ii) any Person or group (such term being used as defined in
Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) acquires ownership or control of voting stock of Holdings having voting power greater than the voting power at the time controlled by the Bain Related Parties, (iii) if at any time, individuals who at July 9, 1997, constituted the Board of Directors of Holdings (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of AEI was approved by a vote of the majority of the directors then still in office who were either directors at July 9, 1997 or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Holdings then in office, (iv) prior to the consummation of an initial public offering by AEI, the sale of any of the voting stock of AEI to anyone other than a Bain Related Party; provided, however, that
                                                        --------  -------
the sale of 100% of the stock of AEI to either (x) a Major Studio or (y) a public company with an investment grade rating from Standard & Poor's or Moody's and total market equity value of at least $1,000,000,000 shall not constitute a Change of Control hereunder, (v) after any initial public offering by AEI, that
(x) any person or group

(such term being used as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) acquires ownership or control of voting stock of AEI having voting power greater than the voting power of Holdings and its Affiliates, as a group, (y) Holdings owns less than 50% of the shares of AEI (as adjusted by splits, etc.) currently owned by it or (z) Holdings own less than 30% of the voting stock of AEI or (vi) the failure of AEI to be the sole direct or indirect shareholder of the Sponsor and the other Artisan Entities.

               "Change in Management" shall mean (i) both Kenneth Schapiro and
                --------------------
Mark Curcio shall cease for any reason, including, without limitation, termination of employment, death or disability, to perform the functions and services currently being performed by such Person and (ii) the Borrower shall have failed to propose a replacement for Kenneth Schapiro or Mark Curcio, as the case may be, acceptable to the Administrative Agent in its sole discretion.

               "Chase Clearing Account" shall mean the account of the
                ----------------------
Administrative Agent (for the benefit of the Lenders) maintained at the office of the Administrative Agent at The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, designated as the "Artisan Film Investors Administrative Agent Bank Clearing Account", Account No. 323139655.

               "Closing Date" shall mean the earliest date on which all
                ------------
conditions precedent set forth in Section 4.1 have been satisfied or waived.

               "Code" shall mean the Internal Revenue Code of 1986 and the rules
                ----
and regulations issued thereunder, as heretofore amended, as codified at 26 U.S.C. (S)1 et seq or any successor provision thereto.
            -- ---

               "Collateral" shall mean all of the Borrower's right, title and
                ----------
interest in personal property, tangible and intangible, wherever located or situated and whether now owned or hereafter acquired or created, including but not limited to goods, accounts, intercompany obligations, contract rights, documents, chattel paper, general intangibles, goodwill, equipment, inventory, investment property, instruments, copyrights, trademarks, trade names, insurance proceeds, cash and deposit accounts and any proceeds thereon, products thereof or income therefrom, further including but not limited to all of the Borrower's right, title and interest in and to each of the Declared Qualifying Pictures, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of the Borrower, including but not limited to all rights of the Borrower under the Master Film Purchase Agreement and each Film Purchase Agreement, the Distribution Agreement and the Sponsor Agreement and the proceeds of any thereof.

               "Collection Agent" shall have the meaning given such term in the
                ----------------
Intercreditor Agreement.

               "Commitment or Commitments" shall mean the Senior Tranche
                ----------    -----------
Commitment and/or the Junior Tranche Commitment, as applicable.

               "Completed" or "Completion" shall mean with respect to a Declared
                ---------      ----------
Qualifying Picture the satisfaction of the conditions necessary to cause "Complete Delivery" of each such Picture pursuant to Section 7 of the Distribution Agreement and each Film Purchase Agreement.

               "Controlled Group" shall mean all members of a controlled group
                ----------------
of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

               "Copyright Security Agreement" shall mean the Copyright Security
                ----------------------------
Agreement, substantially in the form of Exhibit D-1 hereto as the same may be amended or supplemented from time to time by delivery of a Copyright Security Agreement Supplement or otherwise.

               "Copyright Security Agreement Supplement" shall mean a
                ---------------------------------------
Supplement to the Copyright Security Agreement substantially in the form of Exhibit D-2 hereto.

               "Credit Exposure" shall mean the Senior Tranche Credit Exposure
                ---------------
and/or the Junior Tranche Credit Exposure, as applicable.

               "Credit Rating" shall mean the Best's Rating as indicated in the
                -------------
most recent edition of Best's Insurance Reports or interim update thereof or, in the case of GIO General Limited, the most recent rating issued by Standard & Poor's.

               "Currency Agreement" shall mean any foreign exchange contract,
                ------------------
currency swap agreement, futures contract, option contract or other similar agreement designed to protect the Borrower against fluctuations in currency values.

               "Declared Qualifying Picture" shall mean a theatrical feature
                ---------------------------
film declared to the Administrative Agent pursuant to a Qualifying Picture Declaration in accordance with Section 4.2(a) hereof as a Qualifying Picture subject to the terms hereof or any other Artisan Film accepted by the Required Lenders pursuant to a Qualifying Declaration; provided, however, that a Declared
                                              --------  -------
Qualifying Picture (x) purchased or otherwise replaced by the Sponsor pursuant to the Sponsor Agreement or (y) which has been rejected as such as a result of the conditions precedent in Section 4.2 not being met shall, in each case, cease to be a Declared Qualifying Picture.

               "Default" shall mean any event, act or condition which with
                -------
notice or lapse of time, or both, would constitute an Event of Default.

               "Designee" shall mean the Sponsor in its capacity as Designee
                --------
under the Trust Agreement.

               "Distribution Agreement" shall mean with respect to the Sponsor,
                ----------------------
the Distribution Agreement dated as of October 13, 1999, between the Sponsor and the Borrower in the form of Exhibit J hereto, as the same may be amended, supplemented or otherwise modified from time to time.

               "Dollars" and "$" shall mean lawful money of the United States of
                -------       -
America.

               "Domestic Distribution Expenses" shall be as defined in
                ------------------------------
Schedule 2 to the Sponsor Agreement.

               "Domestic Distribution Loans" shall mean the loans made
                ---------------------------
hereunder in accordance with Section 2.1(b).

               "Domestic Distribution Reserve" shall mean the amount reserved by
                -----------------------------
the Borrower from the Commitments upon the initial extension of credit for a Declared Qualifying Picture and periodically thereafter in accordance with
Section 5.20 equal to the amount (not in excess of the Formula Amount of Domestic Distribution Expenses for such Qualifying Picture) the Borrower anticipates will be needed to fund Domestic Distribution Loans, which amount shall be decreased by the amount of Domestic Distribution Loans borrowed hereunder simultaneously with such Borrowings.

               "Domestic Gross Receipts" shall mean Gross Receipts realized from
                -----------------------
the United States and its territories and possessions.

               "Eligible Assignee" shall mean (i) a commercial bank organized
                -----------------
under the laws of the United States, or any State thereof, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having a net worth of at least $100,000,000, calculated in accordance with GAAP; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch, subsidiary or agency located in the country in which it is organized or another country which is also a member of the OECD; or (iv) the central bank of any country which is a member of the OECD; or (v) with regard to the Junior Tranche only, financial institution or insurance company or Affiliate thereof with a net worth in excess of $250,000,000.

               "Environmental Laws" shall mean any and all federal, state,
                ------------------
local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Material or environmental protection or health and safety, as now or may at any time hereafter be in effect, including without limitation, the Clean Water Act also known as the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. (S) 1251 et seq., the Clean Air Act ("CAA"), 42
                                          -- ---
U.S.C. (S)(S) 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide
                   -- ---
Act ("FIFRA"), 7 U.S.C. (S)(S) 136 et seq., the Surface Mining Control and
                                   -- ---
Reclamation Act ("SMCRA"), 30 U.S.C. (S)(S) 1201 et seq., the Comprehensive
                                                 -- ---
Environmental Response, Compensation and Liability Act ("CERCLA"), 42
U.S.C. (S)9601 et seq., the Superfund Amendments and Reauthorization Act of 1986
               -- ---
("SARA"), Public Law 99-499, 100 Stat. 1613, the Emergency Planning and Community Right to Know Act ("ECPCRKA"), 42 U.S.C. (S)11001 et seq., the
                                                            -- ---
Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. (S)6901 et seq., the
                                                                   -- ---
Occupational Safety and Health Act as amended ("OSHA"), 29 U.S.C. (S)655 and
(S)657, together, in each case, with any amendment thereto, and the regulations adopted pursuant thereto.

               "Equity Subordination Agreement" shall mean the Subordination
                ------------------------------
Agreement among the Borrower, Christiana Bank & Trust Company and the Administrative Agent, substantially in the form attached as Exhibit O hereto.

               "ERISA" shall mean the Employee Retirement Income Security Act of
                -----
1974, as heretofore and hereafter amended, as codified at 29 U.S.C. (S)1001 et
                                                                            --
seq. and the regulations promulgated thereunder.
---

               "Eurodollar Loan" shall mean a Loan based on the LIBO Rate in
                ---------------
accordance with the provisions of Article 2 hereof.

               "Event of Default" shall have the meaning given such term in
                ----------------
Section 7.1 hereof.

               "Fee Letter" shall mean that certain letter agreement dated as of
                ----------
April 6, 1999 between the Borrower and the Administrative Agent relating to the payment of certain fees by the Borrower and the amendments thereto dated as of July 28, 1999 and August 15, 1999.

               "Film Purchase Agreement" shall mean the purchase agreement
                -----------------------
between the Borrower and the production entity with respect to a particular Declared Qualifying Picture, in substantially the form attached as an exhibit to the Master Film Purchase Agreement, with such changes as are satisfactory to the Administrative Agent.

               "Foreign Gross Receipts" shall mean Gross Receipts realized from
                ----------------------
territories other than the United States or its territories and possessions.

               "Formula Amount of Domestic Distribution Expenses" shall mean the
                ------------------------------------------------
maximum amount of Domestic Distribution Expenses for each Declared Qualifying Picture which the Borrower is entitled to borrow hereunder, which amount shall be equal to $8 million for initial Domestic Distribution Expenses plus an
                                                                  ----
additional $1 million for every 100 screens included in the domestic theatrical distribution pattern in excess of 800 screens, up to a maximum of 1,500 screens in the aggregate.

               "Fronting Bank" shall have the meaning given such term in the
                -------------
initial paragraph hereof.

               "Fundamental Documents" shall mean this Credit Agreement, the
                ---------------------
Notes, the Pledgeholder Agreements, the Copyright Security Agreement, the Copyright Security Agreement Supplements, the Trademark Security Agreement, the Sponsor Agreement, the Intercreditor Agreement, the Qualifying Picture Declaration, each of the Artisan Agreements, the Distribution Agreement, the Master Film Purchase Agreement, each Film Purchase Agreement, the Equity Subordination Agreement, UCC financing statements, and any other ancillary documentation which is required to be or is otherwise executed by the Borrower and delivered to the Administrative Agent in connection with this Credit Agreement or any other Fundamental Document.

               "GAAP" shall mean generally accepted accounting principles in the
                ----
United States of America consistently applied (except for accounting changes in response to FASB releases, or other authoritative pronouncements).

               "Governmental Authority" shall mean any federal, state,
                ----------------------
municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States or a foreign jurisdiction.

               "Gross Receipts" shall have the meaning given such term in
                --------------
Schedule 1 to the Sponsor Agreement.

               "Guaranty" shall mean, as to any Person, any direct or indirect
                --------
obligation of such Person guaranteeing or intended to guaranty any Indebtedness, Capital Lease, dividend or other monetary obligation ("primary obligation") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation or
(b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, or (iii) to purchase property, securities or services, in each case, primarily for the purpose of assuring the performance of the obligor of any such primary obligation; provided, however, that the term Guaranty shall not include
            --------  -------
endorsements for collection or collections for deposit, in either case in the ordinary course of business. The amount of any Guaranty shall be deemed to be an amount equal to the lesser of (x) the maximum liability under the terms of such Guaranty or (y) the stated or determinable amount of the primary obligation in respect of which such Guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

               "Hazardous Materials" shall mean any flammable materials,
                -------------------
explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or similar materials defined in any Environmental Law.

               "Holdings" shall mean Film Holdings Co., a Delaware corporation.
                --------

               "Indebtedness" shall mean (without double counting), at any time
                ------------
and with respect to any Person, (i) indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services purchased (other than amounts constituting trade payables (payable within 120 days or such longer terms as may be customary in the industry) arising in the ordinary course of business); (ii) obligations of such Person in respect of letters of credit, acceptance facilities, or drafts or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (iii) obligations of such Person under Capital Leases; (iv) deferred payment obligations of such Person resulting from the adjudication or settlement of any litigation to the extent not already reflected as a current liability on the balance sheet of such Person; and (v) Indebtedness of others of the type described in clauses (i),
(ii), (iii) and (iv) hereof which such Person has (a) directly or indirectly assumed or guaranteed in connection with a Guaranty or (b) secured by a Lien on the assets of such Person, whether or not such Person has assumed such indebtedness.

               "Initial Date" shall mean (i) in the case of the Administrative
                ------------
Agent, the date hereof, (ii) in the case of each Lender which is an original party to this Credit Agreement, the date hereof and (iii) in the case of any other Lender, the effective date of the Assignment and Acceptance pursuant to which it became a Lender.

               "Initial Funding Date" shall mean with respect to a Declared
                --------------------
Qualifying Picture the earliest date on which all conditions precedent to the making of the initial Loans or the issuance of the initial Letter of Credit as set forth in Section 4.2 have been satisfied or waived.

               "Insurers" shall mean the insurers under the Cash Flow
                --------
Insurance as listed on Exhibit M hereto or any replacements therefore or additional insurers approved by the Required Lenders.

               "Intercreditor Agreement" shall have the meaning given such
                -----------------------
term in the Sponsor Agreement and shall be in the form attached to the Sponsor Agreement as Exhibit A thereto.

               "Interest Deficit" shall have the meaning given such term in
                ----------------
Section 2.14.

               "Interest Loan" shall have the meaning given such term in
                -------------
Section 2.1(c).

               "Interest Loan Commitment Termination Date" shall mean with
                -----------------------------------------
regard to the Interest Loans the earlier to occur of (x) the day before the Maturity Date or (y) such earlier date on which the Commitment shall terminate in accordance with Section 2.6 or Article 7 hereof.

               "Interest Payment Date" shall mean (i) as to any Eurodollar Loan
                ---------------------
having an Interest Period of one, two or three months, the last day of such Interest Period, (ii) as to any Eurodollar Loan having an Interest Period of more than three months, the last day of such Interest Period and, in addition, each date during such Interest Period that would be the last day of an Interest Period commencing on the same day as the first day of such Interest Period but having a duration of three months or any integral multiple thereof and (iii) with respect to Alternate Base Rate Loans, the last Business Day of each March, June, September and December.

               "Interest Period" shall mean as to any Eurodollar Loan, the
                ---------------
period commencing on the date of such Loan or the last day of the preceding Interest Period and ending on the numerically corresponding day (or if there is no corresponding day, the last day) in the calendar month that is one, two, three, six, nine or twelve months thereafter as the Borrower may elect; provided, however, that (i) if any Interest Period would end on a day which
--------  -------
shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would fall in the next calendar month, in which case, such Interest Period shall end on the next preceding Business Day, (ii) no Interest Period may be selected which would end later than the Interest Loan Commitment Termination Date, (iii) no Interest Period of nine or twelve months may be selected unless available and consented to by all Lenders in their sole discretion and (iv) no Interest Period with respect to any portion of the Term Loans may be selected which would result in the aggregate amount of Eurodollar Loans having Interest Periods ending after any date on which an installment of principal of the Term Loans is scheduled to mature being in excess of the aggregate principal installments scheduled to mature after such date.

               "Interest Rate Protection Agreement" shall mean any interest rate
                ----------------------------------
swap agreement, interest rate cap agreement, synthetic caps, collars and floors or other financial agreement or arrangement designed to protect the Borrower against fluctuations in interest rates.

               "Investment" shall mean any stock, evidence of indebtedness or
                ----------
other securities of any Person, any loan, advance, contribution of capital, extension of credit or commitment therefor, including without limitation the guarantee of loans made to others (except for current trade and customer accounts receivable arising in the ordinary course of business), and any purchase of (i) any securities of another Person or (ii) any business or undertaking of any Person or any commitment or option to make any such purchase.

               "Junior Tranche" shall mean an amount equal to $40,000,000 which
                --------------
shall be used to fund (i) 50% of each Domestic Distribution Loan and (ii) at the Maturity Date or such earlier date as the Domestic Distribution Loans under the Senior Tranche become due and payable an additional Borrowing to repay any Domestic Distribution Loans then outstanding under the Senior Tranche in an amount not to exceed the least of (x) the aggregate amount theretofore used to repay Loans under the Junior Tranche, (y) the aggregate amount of Domestic Distribution Loans then outstanding under the Senior Tranche and (z) the amount by which $40,000,000 exceeds the Loans then outstanding under the Junior Tranche.

               "Junior Tranche Commitment" shall mean the commitment of each
                -------------------------
Junior Tranche Lender to make Domestic Distribution Loans to the Borrower from the Initial Date applicable to such Lender through the Revolving Credit Commitment Termination Date up to an aggregate amount, at any one time, not in excess of the amount set forth (i) opposite its name under the column entitled " Junior Tranche Commitment" in the Schedule of Commitments appearing in Schedule 1 hereto, or (ii) in any applicable Assignment and Acceptance(s) to which it may be a party, as the case may be, as such amount may be reduced from time to time in accordance with the terms of this Credit Agreement.

               "Junior Tranche Credit Exposure" shall mean without duplication,
                ------------------------------
the sum of (i) the aggregate outstanding Loans under the Junior Tranche, (ii) 50% of the Domestic Distribution Reserve, and (iii) amounts reserved under the Junior Tranche to repay Domestic Distribution Loans made under the Senior Tranche asset forth in Section 2.1(b) hereof.

               "Junior Tranche Lender" or "Junior Tranche Lenders" shall mean
                ---------------------      ----------------------
(i) the financial institutions whose names appear at the foot hereof and who are designated as such on Schedule 1 attached hereto and (ii) any assignee of a Junior Tranche Lender pursuant to Section 11.3(b).

               "Junior Tranche Notes" shall have the meaning given such term in
                --------------------
Section 2.3(b) hereof.

               "Junior Tranche Percentage" shall mean, with respect to any
                -------------------------
Junior Tranche Lender, its ratable share expressed as a percentage equal to the ratio obtained by (A) dividing the Junior Tranche Commitment of such Lender by the Total Junior Tranche Commitment, or (B) if the Total Junior Tranche Commitment shall have been terminated pursuant to the terms of this Credit Agreement, dividing the sum of the aggregate principal amount of all Loans of such Lender by the sum of the aggregate principal amount of all Loans of all Junior Tranche Lenders, which Loans shall be outstanding immediately prior to the termination of the Total Junior Tranche Commitment.

               "L/C Exposure" shall mean, at any time, the amount expressed in
                ------------
Dollars of the aggregate face amount of all drafts which may then or thereafter be presented by beneficiaries under all Letters of Credit then outstanding plus (without duplication) the face amount of all drafts which have been presented or accepted under all Letters of Credit but have not yet been paid or have been paid but not reimbursed.

               "Laboratory" shall mean any laboratory reasonably acceptable to
                ----------
the Administrative Agent, which is located in the United States and is a party to a Pledgeholder Agreement.

               "Lender" and "Lenders" shall mean the Senior Tranche Lenders
                ------       -------
and/or the Junior Tranche Lenders, as applicable.

               "Lending Office" shall mean, with respect to any of the Lenders,
                --------------
the branch or branches (or affiliate or affiliates) from which any such Lender's Eurodollar Loans or Alternate Base Rate Loans, as the case may be, are made or maintained and for the account of which all payments of principal of, and interest on, such Lender's Eurodollar Loans or Alternate Base Rate Loans are made, as notified to the Administrative Agent from time to time.

               "Letter of Credit" shall mean a letter of credit issued by the
                ----------------
Fronting Bank pursuant to Section 2.15.

               "LIBO Rate" shall mean, with respect to the Interest Period for a
                ---------
Eurodollar Loan, an interest rate per annum equal to the quotient (rounded upwards to the next 1/100 of 1%) of (A) the average of the rates at which Dollar deposits approximately equal in principal amount to the Administrative Agent's portion of such Eurodollar Loan and for a maturity equal to the applicable Interest Period are offered to the Lending Office of the Administrative Agent in immediately available funds in the London Interbank Market for Eurodollars at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period divided by (B) one minus the applicable statutory reserve requirements of the Administrative Agent, expressed as a decimal (including without duplication or limitation, basic, supplemental, marginal and emergency reserves), from time to time in effect under Regulation D or similar regulations of the Board. It is agreed that for purposes of this definition, Eurodollar Loans made hereunder shall be deemed to constitute Eurocurrency Liabilities as defined in Regulation D and to be subject to the reserve requirements of Regulation D.

               "Lien" shall mean any mortgage, copyright mortgage, pledge,
                ----
security interest, encumbrance, lien or charge of any kind whatsoever (including any conditional sale or other title retention agreement, any lease in the nature thereof or the agreement to grant a security interest at a future date).

               "Loans" shall mean the Negative Cost Loans, the Domestic
                -----
Distribution Loans and the Interest Loans.

               "Major Studio" shall mean Universal Pictures, a division of
                ------------
Universal City Studios, Inc., Warner Bros., a division of Time Warner Entertainment Company, L.P., Twentieth Century Fox Film Corporation, Sony Pictures Entertainment, Paramount Pictures Corporation, The Walt Disney Company and Metro-Goldwyn-Mayer Inc.

               "Master Collection Account" shall have the meaning given such
                -------------------------
term in the Intercreditor Agreement.

               "Margin Stock" shall be as defined in Regulation U of the Board.
                ------------

               "Master Film Purchase Agreement" shall mean the master film
                ------------------------------
purchase agreement dated as of October 13, 1999 between the Sponsor and the Borrower with respect to all Declared Qualifying Pictures, substantially in the form of Exhibit K hereto, or in such other form as shall be acceptable to the Administrative Agent.

               "Material Adverse Effect" shall mean any change or effect that
                -----------------------
(a) has a materially adverse effect on the business, assets, properties, operations, condition (financial or otherwise) or prospects of the Borrower, (b) materially impairs the ability of the Borrower to perform its obligations under the Fundamental Documents to which it is a party, (c) materially impairs the validity or enforceability of, or materially impairs the security interests, rights, remedies or benefits available to the Agent or the Lenders under any of the Fundamental Documents, or (d) has a material adverse effect on the Collateral.

               "Maturity Date" shall mean October 13, 2005.
                -------------

               "Minimum Number of Qualifying Pictures Requirement" shall mean
                -------------------------------------------------
that the Borrower shall have acquired and financed hereunder (i) by October 13, 2002, a minimum of eight (8) Pictures which (x) meet all the requirements for a Qualifying Picture other than its release and (y) for which the Borrower has worldwide rights and (ii) a minimum of eight (8) Qualifying Pictures for which the Borrower has worldwide rights.

               "Multiemployer Plan" shall mean a plan described in Section
                ------------------
4001(a)(3) of ERISA.

               "Negative Cost Loan Value" shall mean the lesser of (x) 80% of
                ------------------------
the Total Negative Cost of a Declared Qualifying Picture and (y) the sum of 40% of the Total Negative Cost plus the Sum Insured under the Cash Flow Insurance for that Declared Qualifying Picture.

               "Negative Cost Loans" shall mean the loans made hereunder in
                -------------------
accordance with Section 2.1(a).

               "Notes" shall mean the Junior Tranche Notes and the Senior
                -----
Tranche Notes.

               "Notice of Assignment and Irrevocable Instructions" shall mean
                -------------------------------------------------
the Notice of Assignment and Irrevocable Instructions substantially in the form of Exhibit H or in such other form as shall be acceptable to the Administrative Agent, including without limitation the inclusion of such notice and instructions in a Distribution Agreement.

               "Obligations" shall mean the obligation of the Borrower to make
                -----------
due and punctual payment of principal of and interest on the Loans, the Unused Commitment Fee, reimbursement and/or cash collateral obligations in respect of Letters of Credit, all other monetary obligations of the Borrower owed to the Administrative Agent, Waiver Agent, the Fronting Bank, any Lender under this Credit Agreement or the Collection Agent, the Notes any other Fundamental Document and any monetary obligations owed to the Collection Agent under the Intercreditor Agreement and all monetary obligations of the Sponsor pursuant to the Fee Letter and all amounts payable by the Borrower to any Lender under any Interest Rate Protection Agreement or Currency Agreement, provided that the Administrative Agent shall have received written notice within 10 Business Days after execution of each such Interest Rate Protection Agreement or Currency Agreement.

               "Other Intercreditor Agreements" shall have the meaning given
                ------------------------------
such term in the Intercreditor Agreement.

               "PBGC" shall mean the Pension Benefit Guaranty Corporation or any
                ----
successor thereto.

               "Percentage" shall mean either the Senior Tranche Percentage
                ----------
and/or the Junior Tranche Percentage, as applicable.

               "Permitted Encumbrances" shall mean Liens permitted under Section
                ----------------------
6.2 hereof.

               "Person" shall mean any natural person, corporation, partnership,
                ------
trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

               "Picture" shall mean any feature length motion picture produced
                -------
for initial release in the theatrical market in the United States.

               "Plan" shall mean an employee benefit plan within the meaning of
                ----
Section 3(2) of ERISA, other than a Multiemployer Plan, maintained by the Borrower or any member of the Controlled Group, or to which the Borrower or any member of the Controlled Group contributes or is required to contribute or any other plan covered by Title IV of ERISA that cover any employees of the Borrower or any member of the Controlled Group.

               "Pledgeholder Agreement" shall mean a Pledgeholder Agreement as
                ----------------------
defined in the Sponsor Credit Agreement as amended by an amendment substantially in the form of Exhibit C hereto, or in such other form as shall be acceptable to the Administrative Agent.

               "Print and Advertising Costs" shall mean the print and
                ---------------------------
advertising expenses incurred and paid in connection with theatrical distribution of Qualifying Pictures in the United States.

               "Pro Rata Share" shall mean, with respect to any Obligation or
                --------------
other amount, each Lender's pro rata share of such Obligation or other amount determined in accordance with such Lender's Percentage.

               "Qualifying Picture" shall mean any Picture which meets the
                ------------------
following criteria: (a) has a maximum Total Negative Cost of $40 million and a minimum Total Negative Cost of $8 million; provided, however, that the minimum
                                           --------  -------
Total Negative Cost may be less than $8 million if the sum of such Picture's Total Negative Cost plus its Print and Advertising Costs is at least $13 million and, provided, further, that a signed commitment from the Sponsor in its
     --------  -------
capacity as distributor stating that it has in place sufficient print and advertising commitments to meet this test is submitted along with the Qualifying Picture Declaration; (b) is subject to the Distribution Agreement; (c) was produced for theatrical release; (d) is released theatrically in the United States at least 30 months before the Maturity Date; (e) for which the Borrower is the initial United States copyright owner; (f) has been produced by the Sponsor or on behalf of the Sponsor, has not yet been released at the time of its acquisition by the Borrower and for which the Borrower will own substantially all worldwide distribution rights for not less than twenty years;
(g) is a live action theatrical feature film filmed primarily in English; (h) filmed primarily in color; (i) rated by the MPAA (or any equivalent rating system if the MPAA rating system is generally abandoned), but is not rated "X", "NC-17" or any equivalent or more restrictive rating (or if the MPAA rating system is modified or abandoned would have been so rated by the MPAA); (j) has not been exhibited in any medium anywhere in the United States prior to its United States theatrical release, except for limited test marketings, previews, free, charities or academy award screenings or exhibitions; (k) is not an animated film, a depiction of a concert of any sort, a depiction of a performance of a play or musical performed on stage, or a documentary; (l) is available for and is scheduled for initial United States theatrical distribution in 35mm or 70mm film or is otherwise suitable for first class theatrical distribution and has a running time of at least 80 minutes, but no more than 150 minutes. Notwithstanding the foregoing, each of "Stir of Echoes" and "The Ninth Gate" shall be considered a Qualifying Picture notwithstanding the fact that with regard to "Stir of Echoes", the criteria set forth in (f) above are not met and with regard to "The Ninth Gate", the criteria set forth in (e) and (f) above are not met.

               "Qualifying Picture Declaration" shall have a declaration
                ------------------------------
substantially in the form of Exhibit N hereto to be delivered by the Borrower to the Administrative Agent under Section 4.2(a) hereof.

               "Quarterly Payment Amount" shall mean the quarterly payment
                ------------------------
amount payable to the Certificate Holders as set forth in the Trust Agreement, but no more than 5% of the Gross Receipts paid (plus deductions taken at the source which are included in the definition of "Gross Receipts") into the Master Collection Account during the preceding calendar quarter.

               "Questionnaire" shall have the meaning given such term in the
                -------------
Cash Flow Insurance policy.

               "Quiet Enjoyment" shall have the meaning given such term in
                ---------------
Section 8.13 hereof.

               "Reportable Event" shall mean any reportable event as defined in
                ----------------
Section 4043(c) of ERISA, other than a reportable event as to which provision for 30-day notice to the PBGC would be waived under applicable regulations had the regulations in effect on the Closing Date been in effect on the date of occurrence of such reportable event.

               "Required Lenders" shall mean (a) until the termination of the
                ----------------
Senior Tranche Commitment and the payment of the Obligations to the Senior Tranche Lenders, (i) prior to the incurrence of Senior Tranche Credit Exposure, the Lenders holding at least 51% of the Senior Tranche Commitment and (ii) subsequent to the incurrence of the Senior Tranche Credit Exposure, the Lenders holding at least 51% of the Senior Tranche Credit Exposure; provided, however,
                                                            --------  -------
that any amendment or modification to the terms hereof affecting (u) the allocation of Collateral (or proceeds thereof) between the Senior Tranche and the Junior Tranche, (v) the conditions precedent to, timing of or portion of Gross Receipts that will be available to repay the Junior Tranche, (w) the conditions precedent to, or terms pursuant to which Loans are to be made under the Junior Tranche or (x) the rate of interest payable on the Loans under the Junior Tranche or fees payable to the Lenders with Junior Tranche Commitments or the release of Collateral held for the benefit of the Junior Tranche other than as part of a liquidation thereof for the benefit of the Lenders, shall, in each case, require the consent of Lenders holding 100% of the Senior Tranche Credit Exposure and 66-2/3% of the Junior Tranche Credit Exposure and (b) subsequent to the termination of the Senior Tranche Commitments and the payment of the Obligations to the Senior Tranche Lenders, (i) prior to the incurrence of Junior Tranche Credit Exposure, the Lenders holding 51% of the Junior Tranche Commitment and (ii) subsequent to the incurrence of Junior Tranche Credit Exposure, the Lenders holding at least 51% of the Junior Tranche Credit Exposure.

               "Restricted Payment" shall mean (i) any distribution or other
                ------------------
direct or indirect payment on account of any equity interest of the Borrower,
(ii) any acquisition, re-acquisition or retirement by the Borrower of any equity interest of the Borrower or an Affiliate, now or hereafter outstanding, (iii) any payment made to retire, or obtain the surrender of any rights to purchase or acquire any equity interest in the Borrower, now or hereafter outstanding and
(iv) any payment by the Borrower of principal of, premium, if any, or interest on, or any redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any subordinated Indebtedness now or hereafter outstanding.

               "Revolving Credit Commitment Termination Date" shall mean the
                --------------------------------------------
earlier to occur of (x) October 13, 2002 or (y) such earlier date on which the Commitments shall terminate in accordance with Section 2.6 or Article 7 hereof.

               "Schedule of Commitments" shall mean the schedule of the
                -----------------------
Commitments of the Lenders set forth in Schedule 1 hereto.

               "Senior Tranche" shall mean an amount equal to not less than
                --------------
$110,000,000 or more than $160,000,000 which shall be used to fund all Loans other than those made pursuant to the Junior Tranche.

               "Senior Tranche Commitment" shall mean the Commitment of each
                -------------------------
Senior Tranche Lender to make Negative Cost Loans and Domestic Distribution Loans to the Borrower from the Initial Date applicable to such Lender through the Revolving Credit Commitment Termination Date, and to make the Interest Loans to the Borrower from the Initial Date applicable to such Lender through the Interest Commitment Termination Date, as applicable, up to an aggregate amount, at any one time, not in excess of the amount set forth (i) opposite its name under the column entitled "Senior Tranche Commitment" in the Schedule of Commitments appearing in Schedule 1 hereto, or (ii) in any applicable Assignment and Acceptance(s) to which it may be a party, as the case may be, as such amount may be reduced from time to time in accordance with the terms of this Credit Agreement.

               "Senior Tranche Credit Exposure" shall mean without duplication,
                ------------------------------
the sum of (i) the aggregate outstanding Loans under the Senior Tranche, (ii) the existing L/C Exposure and (iii) 50% of the Domestic Distribution Reserve.

               "Senior Tranche Lender" or "Senior Tranche Lenders" shall mean
                ---------------------      ----------------------
(i) the financial institutions whose names appear at the foot hereof and who are designated as such on Schedule 1 hereto and (ii) any assignee of a Senior Tranche Lender pursuant to Section 11.3(b).

               "Senior Tranche Notes" shall have the meaning given such term in
                --------------------
Section 2.3(a) hereof.

               "Senior Tranche Percentage" shall mean, with respect to any
                -------------------------
Senior Tranche Lender, its ratable share expressed as a percentage equal to the ratio obtained by (A) dividing the Senior Tranche Commitment of such Lender by the Total Senior Tranche Commitment or (B) if the Total Senior Tranche Commitment shall have been terminated pursuant to the terms of this Credit Agreement, dividing the sum of the aggregate principal amount of all Loans of such Lender and such Lender's pro rata share of the L/C Exposure by the sum of the aggregate principal amount of all Loans of all Senior Tranche Lenders and the L/C Exposure, which Loans and L/C Exposure shall be outstanding immediately prior to the termination of the Total Senior Tranche Commitment.

               "Sponsor" shall mean Artisan Pictures, Inc.
                -------

               "Sponsor Agreement" shall mean the Sponsor Agreement
                -----------------
substantially in the form of Exhibit I hereto.

               "Sponsor Bank Group" shall mean the lenders party to the Sponsor
                ------------------
Credit Agreement.

               "Sponsor Credit Agreement" shall mean the Amended and Restated
                ------------------------
Credit and Guaranty Agreement dated as of July 9, 1997, as amended and restated as of August 10, 1998 among the Sponsor, the guarantors named therein, the lenders named therein and The Chase Manhattan Bank as Administrative Agent and Fronting Bank as the same may be further amended, supplemented or otherwise modified renewed or replaced from time to time.

               "Sponsor Default" shall have the meaning given such term in
                ---------------
Section 7.2 hereof.

               "Subsidiary" shall mean with respect to any Person, any
                ----------
corporation, association, joint venture, partnership or other business entity (whether now existing or hereafter organized) of which at least a majority of the voting stock or other ownership interests having ordinary voting power for the election of directors (or the equivalent) is, at the time as of which any determination is being made, owned or controlled by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person.

               "Sum Insured" shall be as defined in the Cash Flow Insurance.
                -----------

               "Suspension Events" shall have the meaning given such term in
                -----------------
Section 7.3 hereof.

               "Total Commitment" shall mean Total Senior Tranche Commitment
                ----------------
and/or the Total Junior Tranche Commitment, as applicable.

               "Total Junior Tranche Commitment" shall mean the aggregate
                -------------------------------
amount of the Junior Tranche Commitments then in effect of all of the Junior Tranche Lenders as such amount may be reduced from time to time in accordance with the terms of this Credit Agreement.

               "Total Negative Cost" shall mean, with respect to each Declared
                -------------------
Qualifying Picture, the sum of (a) prior to Completion the Budgeted Negative Cost and after Completion the Actual Negative Cost but no more than the Budgeted Negative Cost plus (b) an amount equal to no more than 5% of the Budgeted Negative Cost or the Actual Negative Cost, as the case may be, to cover all overhead fees, etc. of the Sponsor and its Affiliates; it being understood that such 5% may be payable to the Sponsor pursuant to the Distribution Agreement for Declared Qualifying Pictures from a producer which is not an Artisan Entity.

               "Total Senior Tranche Commitment" shall mean the aggregate
                -------------------------------
amount of the Senior Tranche Commitments then in effect of all of the Senior Tranche Lenders as such amount may be reduced from time to time in accordance with the terms of this Credit Agreement.

               "Trademark Security Agreement" shall mean the Trademark Security
                ----------------------------
Agreement executed by the Borrower substantially in the form of Exhibit E hereto, as the same may be amended, supplemented or otherwise modified from time to time.

               "Trust Agreement" shall mean the trust agreement of the Borrower
                ---------------
dated as of August 25, 1999 executed by Christiana Bank & Trust Company, a Delaware banking corporation (the "Trustee") amended by Amendment Number One dated as of October 12, 1999 as the same has been amended and restated as of October 13, 1999 among the Trustee, Bear, Stearns & Co., Inc., a Delaware corporation and the Sponsor in the form of Exhibit L hereto.

               "UCC" shall mean the Uniform Commercial Code as in effect in the
                ---
State of New York on the date of execution of this Credit Agreement.

               "United States Theatrical Release Requirement" will be as
                --------------------------------------------
defined in the Sponsor Agreement.

               "Unused Commitment Fee" shall have the meaning given with
                ---------------------
regard to such term in Section 2.5 hereof.

               "Waiver Agent" shall mean Fleet Bank or such other Senior Tranche
                ------------
Lender appointed by vote of the Senior Tranche Lenders holding at least 51% of the Senior Tranche Credit Exposure, to act as the waiver agent as set forth in
Section 10.9 hereof.

20  THE LOANS

               SECTION 2.1. Loans. (a) Each Senior Tranche Lender, severally and
                            -----
not jointly, agrees, upon the terms and subject to the conditions hereof, to make its Pro Rata Share of Loans to the Borrower for use in paying items of Total Negative Cost in accordance with Section 5.16 hereof ("Negative Cost Loans"), upon the request of the Borrower, which Negative Cost Loans shall not be made prior to the Completion and acquisition of the relevant Declared Qualifying Picture pursuant to a Film Purchase Agreement, from time to time from the Closing Date up to but excluding the Revolving Credit Commitment Termination Date, each in an aggregate principal amount which when added to such Lender's Pro Rata Share of the outstanding Senior Tranche Credit Exposure, does not exceed such Lender's Senior Tranche Commitment. The aggregate amount of Negative Cost Loans for a Qualifying Picture shall not exceed the Negative Cost Loan Value.

               (b) Each (i) Senior Tranche Lender, severally and not jointly, agrees, upon the terms and subject to the conditions hereof, to make its Pro Rata Share of Loans to the Borrower for use in paying 50% of the Domestic Distribution Expenses but no more than 50% of the Formula Amount of Domestic Distribution Expenses with respect to a particular Declared Qualifying Picture, in accordance with Section 5.16 hereof ("Domestic Distribution Loans"); provided that the remaining 50% is provided under the Junior Tranche and (ii) Junior Tranche Lender, severally and not jointly, agrees, upon the terms and subject to the conditions hereof, to make its Pro Rata Share of Domestic Distribution Loans to the Borrower for use in paying 50% of the Domestic Distribution Expenses but no more than 50% of the Formula Amount of Domestic Distribution Expenses with respect to a particular Declared Qualifying Picture. The

Domestic Distribution Loans shall be made upon the request of the Borrower and shall not be made prior to the Completion and acquisition of the relevant Declared Qualifying Picture pursuant to a Film Purchase Agreement, from time to time from the Closing Date up to but excluding the Revolving Credit Commitment Termination Date, each in an aggregate principal amount which when added to such Lender's Pro Rata Share of the outstanding Senior Tranche Credit Exposure or Junior Tranche Credit Exposure, as applicable, does not exceed such Lender's Senior Tranche Commitment or Junior Tranche Commitment, as applicable. Furthermore, it is understood that, after $40,000,000 in the aggregate of Domestic Distribution Loans have been made under the Junior Tranche, only half of the then-available Junior Tranche Commitment shall be available for Domestic Distribution Loans, and for each additional Domestic Distribution Loan made thereafter under the Junior Tranche an amount equal to such Loan shall then be reserved under the Junior Tranche Commitment in accordance with Section 5.20 in order to fund the repayment of Domestic Distribution Loans under the Senior Tranche.

               (c) In addition, to the extent there is available Total Senior Tranche Commitment which has not been reserved to fund Negative Cost Loans and/or Domestic Distribution Loans, each Senior Tranche Lender, severally and not jointly, agrees, upon the terms and subject to the conditions hereinafter set forth, to make its Pro Rata Share of Loans to the Borrower to fund interest hereunder and expenses of the Administrative Agent payable hereunder (the "Interest Loans") upon the request of the Borrower, from time to time from the Closing Date up to but excluding the Interest Loan Commitment Termination Date, each in an aggregate principal amount (x) not to exceed the interest payable from time to time hereunder and expenses of the Administrative Agent payable hereunder and (y) which when added to such Lender's Pro Rata Share of the outstanding Senior Tranche Credit Exposure, does not exceed such Lender's Senior Tranche Commitment; provided, however, that the maximum amount that each Senior
                    --------  -------
Tranche Lender shall be obligated to lend subsequent to the Revolving Credit Termination Date is the amount by which its Senior Tranche Commitment exceeds its Pro Rata Share of the Total Senior Tranche Credit Exposure and that commitment shall be a revolving credit commitment.

               (d) At the Maturity Date or such earlier date on which the Domestic Distribution Loans under the Senior Tranche become due and payable, each Junior Tranche Lender shall pay (based on its Pro Rata Share) to the Senior Tranche Lenders an amount not to exceed in the aggregate the least of (x) the aggregate amount theretofore used to repay Domestic Distribution Loans under the Junior Tranche, (y) the aggregate amount of Domestic Distribution Loans then outstanding under the Senior Tranche and (z) the amount by which $40,000,000 exceeds the Domestic Distribution Loans then outstanding under the Junior Tranche; provided, however, that to the extent there is an automatic stay or
         --------  -------
other proceeding which prohibits the Junior Tranche Lenders from advancing such amounts, the Junior Tranche Lenders agree to purchase from the Senior Tranche Lenders participations in the Senior Tranche Commitment pursuant to Assignment and Acceptance Agreements in an amount equal to such amounts owing to the Senior Tranche Lenders. The obligation of the Junior Tranche Lenders to pay the Senior Tranche Lenders set forth in this Section 2.1(d) is absolute and unconditional and is not subject to the conditions precedent set forth in Sections 4.2 and 4.3 hereof and such amounts shall be treated as Loans hereunder.

               (e) Subject to Section 2.2, the Loans shall be made at such times as the Borrower shall request.

               (f) No Loan shall be made which would result in the Junior Tranche Credit Exposure or the Senior Tranche Credit Exposure exceeding the Total Junior Tranche Commitment or the Senior Tranche Commitment, as applicable.

               (g) Prior to the making of the first extension of credit with regard to each Declared Qualifying Picture, and provided that the Borrower is in compliance with Section 5.20 hereof, (x) the Senior Tranche Lenders shall reserve from the Senior Tranche Commitments for the purpose of making Domestic Distribution Loans with respect to such Declared Qualifying Picture, an amount equal to 50% of the Domestic Distribution Expenses but no more than 50% of the Formula Amount of Domestic Distribution Expenses with respect to such Declared Qualifying Picture (subject to the remaining 50% being provided under the Junior Tranche) and (y) the Junior Tranche Lenders shall reserve from the Junior Tranche Commitment for the purpose of making Domestic Distribution Loans with respect to such Declared Qualifying Picture an amount equal to 50% of the Domestic Distribution Expenses but no more than 50% of the Formula Amount of Domestic Distribution Expenses with respect to such Declared Qualifying Picture provided that after $40,000,000 in the aggregate of Domestic Distribution Loans have been made under the Junior Tranche, only half of the then-available Junior Tranche Commitment shall be available for Domestic Distribution Loans, and an amount equal to the amount of each such Domestic Distribution Loan shall be reserved under the Junior Tranche Commitment to fund repayment of Domestic Distribution Loans under the Senior Tranche at the Maturity Date (or such certain date upon which the Senior Tranche Commitments are terminated and the Domestic Distribution Loans under the Senior Tranche become due and payable).

               SECTION 2.2. Making of Loans. (a) Each Loan shall be an Alternate
                            ---------------
Base Rate Loan or a Eurodollar Loan, as the Borrower may request, subject to and in accordance with this Section 2.3.

               (b) The Borrower shall give the Administrative Agent at least three Business Days' prior written, facsimile or telephonic (promptly confirmed in writing) notice of each Borrowing which is to consist of Eurodollar Loans, and at least one Business Day's prior written, facsimile or telephonic (promptly confirmed in writing) notice of each Borrowing which is to consist of Alternate Base Rate Loans. Each such notice in order to be effective must be received by the Administrative Agent not later than 2:00 p.m., New York City time, on the day required and shall specify the date (which shall be a Business Day) on which such Loan is to be made, the aggregate principal amount of the requested Borrowing, the Qualifying Picture with respect to which such Borrowing is to be made. Each such notice shall be irrevocable and shall specify whether the Borrowing then being requested is to consist of Alternate Base Rate Loans or

Eurodollar Loans and in the case of Eurodollar Loans, the Interest Period or Interest Periods with respect thereto. If no election of an Interest Period is specified in such notice in the case of a Borrowing consisting of Eurodollar Loans, such notice shall be deemed to be a request for an Interest Period of one month. If no election is made as to the type of Loan, such notice shall be deemed a request for a Borrowing consisting of Alternate Base Rate Loans. No Borrowing shall consist of Eurodollar Loans if after giving effect thereto an aggregate of more than ten separate Eurodollar Loans would be outstanding hereunder with respect to each Lender (determined in accordance with Section 2.8(c) hereof).

               (c) The Administrative Agent shall promptly notify each Lender of its proportionate share of each Borrowing under this Section 2.2, the date of such Borrowing, the type of Loans being requested and the Interest Period or Interest Periods applicable thereto. On the borrowing date specified in such notice, each Lender shall make its share of the Borrowing available at the offices of The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, NY 10081, Attention: Ganush Persaud, for credit to the Chase Clearing Account no later than 1:00 p.m. New York City time in Federal or other immediately available funds; provided, however, that there
                                                 --------  -------
shall be no such requirement with respect to that portion of any Loan made by a Lender which is borrowed for the purpose of paying interest owing to such Lender hereunder, in which case each such Lender upon notice from the Administrative Agent shall directly credit the amount of such Loan against the amount of such interest obligation. Upon receipt of the funds to be made available by the Lenders to fund (i) any Borrowing in relation to Negative Cost Loans hereunder, the Administrative Agent shall disburse such funds by depositing the requested amounts into the account of the Borrower specified in the Borrowing Certificate and/or in the account of the person from whom the Borrower is then acquiring the relevant Declared Qualifying Picture and (ii) in the case of funds made available by the Lenders to fund any Borrowing in relation to Domestic Distribution Loans, the Administrative Agent shall disburse such funds by depositing the requested amounts into the account of the Sponsor.

               (d) Each Lender may at its option fulfill its obligation to make Eurodollar Loans by causing a foreign branch or affiliate to fund such Eurodollar Loans, provided that any exercise of such option shall not affect the obligation of the Borrower to repay Loans in accordance with the terms hereof. Subject to the other provisions of this Section 2.2, Loans of more than one interest rate type may be outstanding at the same time.

               (e) Each Loan requested hereunder on any date shall be made by each Lender in accordance with its respective Percentage.

               (f) On the date requested by the Borrower for the funding of each Loan, the Administrative Agent shall be authorized (but not obligated) to advance, for the account of each of the Lenders, the amount of the Loan to be made by it in accordance with its Percentage hereunder. Each of the Lenders hereby authorizes and requests the Administrative Agent to advance for its account, pursuant to the terms hereof, the amount of the Loan to be made by it, and each of the Lenders agrees forthwith to reimburse the Administrative Agent in immediately available funds for the amount so advanced on its behalf by the Administrative Agent. If any such reimbursement is not made in immediately available funds on the same day on which the Administrative Agent shall have made any such amount available on behalf of any Lender, such Lender shall pay interest to the Administrative Agent equal to the Administrative Agent's cost of obtaining overnight funds in the New York Federal Funds Market for the three Business Days following the time when the Lender fails to make the required reimbursement, and thereafter at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin for Alternate Base Rate Loans. If and to the extent that any such reimbursement shall not have been made to the Administrative Agent, the Borrower agrees to repay to the Administrative Agent forthwith on demand a corresponding amount with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at the Alternate Base Rate plus the effective rate for the applicable Loan.

               (g) The amount of any Borrowing of new funds shall be in an aggregate principal amount of $500,000 (or such lesser amount as shall equal (i) the available but unused portion of the Commitments, (ii) the amount of any Loan made to pay interest and fees hereunder or (iii) remaining amount that may be borrowed as a Negative Cost Loan or a Domestic Distribution Loan for a Qualifying Picture) or such greater amount which is an integral multiple of $100,000.

               SECTION 2.3. Notes. (a) The Senior Tranche Loans made by each
                            -----
Senior Tranche Lender hereunder shall be evidenced by a single promissory note substantially in the form of Exhibit A-1 hereto (each a "Senior Tranche Note"
                                                         -------------------
and collectively the "Senior Tranche Notes") in the face amount of each such
                      --------------------
Lender's Senior Tranche Commitment, payable to the order of each such Lender, duly executed by the Borrower and dated the Closing Date.

               (b) The Junior Tranche Loans made by each Junior Tranche Lender hereunder shall be evidenced by a single promissory note substantially in the form of Exhibit A-2 hereto (each a "Junior Tranche Note" and collectively the
                                    -------------------
"Junior Tranche Notes") in the face amount of each such Lender's Junior Tranche
 --------------------
Commitment, payable to the order of each such Lender, duly executed by the Borrower and dated the Closing Date.

               (c) Each of the Notes shall bear interest on the outstanding principal balance thereof as set forth in Section 2.4 hereof. Each Lender and the Administrative Agent on its behalf is hereby authorized by the Borrower, but not obligated, to enter the amount of each Loan and the amount of each payment or prepayment of principal or interest thereon in the appropriate spaces on the reverse of or on an attachment to the Notes; provided, however, that the failure
                                             --------  -------
of any Lender or the Administrative Agent to set forth such Loans, principal payments or other information shall not in any manner affect the obligations of the Borrower to repay such Loans.

               SECTION 2.4. Interest on Notes. (a) In the case of a Eurodollar
                            -----------------
Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the LIBO Rate plus the Applicable Margin. Interest shall be payable on each Eurodollar Loan on each applicable Interest Payment Date, at maturity and on the date of a conversion of such Eurodollar Loan to an Alternate Base Rate Loan. The Administrative Agent shall determine the applicable LIBO Rate for each Interest Period as soon as practicable on the date when such determination is to be made in respect of such Interest Period and shall notify the Borrower and the Lenders of the applicable interest rate so determined. Such determination shall be conclusive absent manifest error.

               (b) In the case of an Alternate Base Rate Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365/366 days, as the case may be, during such times as the Alternate Base Rate is based upon the Prime Rate, and over a year of 360 days at all other times) equal to the Alternate Base Rate plus the Applicable Margin. Interest shall be payable in arrears on each Alternate Base Rate Loan on each applicable Interest Payment Date and at maturity.

               (c) Anything in this Credit Agreement or the Notes to the contrary notwithstanding, the interest rate on the Loans shall in no event be in excess of the maximum permitted by Applicable Law.

               SECTION 2.5. Commitment Fees and Other Fees. (a) The Borrower
                            ------------------------------
agrees to pay to the Administrative Agent for the account of each Lender on the last Business Day of each March, June, September and December in each year (commencing on the last Business Day of December 1999) prior to the later of the Revolving Credit Commitment Termination Date and the Interest Loan Commitment Termination Date and on the later thereof, an aggregate fee (the "Unused
                                                                  ------
Commitment Fee") of 1/2 of 1% per annum, computed on the basis of the actual
--------------
number of days elapsed during the preceding period or quarter over a year of 365/366 days, as the case may be, on the average daily amount by which such Lender's Commitment, as such Commitment may be reduced in accordance with the provisions of this Credit Agreement, exceeds the sum of the principal balance of such Lender's outstanding Loans plus its Percentage of L/C Exposure during the preceding period or quarter. Subsequent to the Revolving Credit Termination Date, the Unused Commitment Fee shall be calculated on the basis of the available but unused revolving credit commitment calculated pursuant to the proviso in Section 2.1(c).

               (b) The Unused Commitment Fee shall commence to accrue from the Closing Date.

               (c) The Borrower agrees to pay to the Administrative Agent on the Closing Date any and all other fees that are then due and payable pursuant to the Fee Letter.

               (d) In addition, the Borrower agrees to pay to the Administrative Agent for the account of each Lender on the Closing Date any and all other fees that are then due and payable as described in the Term Sheet included in the Confidential Information Memorandum dated April 1999.

               SECTION 2.6. Optional Termination or Reduction of Commitments.
                            ------------------------------------------------
(a) Upon at least three Business Days' prior written, facsimile or telephonic notice (provided that such telephonic notice is immediately followed by written confirmation) to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce either or both of the Total Senior Tranche Commitment or the Total Junior Tranche Commitment. In the case of a partial reduction, each such reduction of either or both of the Total Senior Tranche Commitment or the Total Junior Tranche Commitment shall be in a minimum aggregate principal amount of $500,000 or an integral multiple thereof; provided, however, that neither Total Commitment may
                           --------  -------
be reduced by more than the amount of the then unused and unreserved applicable Total Commitment and may not be reduced to an amount less than the applicable Credit Exposure. Any partial reduction of the Total Senior Tranche Commitment or the Junior Tranche Commitment shall be made among the Lenders in accordance with their respective Percentages. Notwithstanding the foregoing, the Junior Tranche Commitment may not be reduced without the consent of 100% of the Senior Tranche Lenders.

               (b) Simultaneously with each such termination or reduction of the Total Senior Tranche Commitment or the Total Junior Tranche Commitment, the Borrower shall pay to the Administrative Agent for the benefit of each affected Lender all accrued and unpaid Commitment Fees on the amount of the applicable Total Commitment so terminated or reduced through the date of such termination or reduction.

               SECTION 2.7. Default Interest; Alternate Rate of Interest. (a) If
                            --------------------------------------------
the Borrower shall default in the payment of the principal of, or interest on any Loan becoming due hereunder, whether at stated maturity, by acceleration or otherwise, or the payment of any other amount becoming due hereunder after written notification from the Administrative Agent to the Borrower of such amount, the Borrower shall on demand in writing from time to time pay interest, to the extent permitted by law, on all Loans and overdue amounts outstanding up to the date of actual payment of such defaulted amount (after as well as before judgment) (i) for the remainder of the then current Interest Period for each Eurodollar Loan, at 2% in excess of the rate then in effect for each such Eurodollar Loan and (ii) for all periods subsequent to the then current Interest Period for each Eurodollar Loan, for all Alternate Base Rate Loans and for all other overdue amounts hereunder, at 2% in excess of the rate then in effect for Alternate Base Rate Loans.

               (b) In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Loan, (i) the Administrative Agent shall have received notice from any Lender of such Lender's determination (which determination, absent manifest error, shall be conclusive) that Dollar deposits in the amount of the principal amount of such Eurodollar Loan are not generally available in the London Interbank Market or that the rate at which such Dollar deposits are being offered will not adequately and fairly reflect the cost to such Lender of making or maintaining the principal amount of such Eurodollar Loan during such Interest Period or (ii) the Administrative Agent shall have determined that reasonable means do not exist for ascertaining the applicable LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or facsimile notice of such determination to the Borrower and the Lenders, and any request by the Borrower for a Eurodollar Loan (or conversion to or continuation as a Eurodollar Loan pursuant to Section 2.9 hereof), made after receipt of such notice, shall be deemed to be a request for an Alternate Base Rate Loan; provided, however, that
                                                        --------  -------
in the circumstances described in clause (i) above such deemed request shall only apply to the affected Lender's portion thereof. After such notice shall have been given and until the circumstances giving rise to such notice no longer exist, each request (or portion thereof, as the case may be) for a Eurodollar Loan, to the extent such request relates to such affected Lender's portion shall be deemed to be a request for an Alternate Base Rate Loan.

               SECTION 2.8. Continuation and Conversion of Loans. The Borrower
                            ------------------------------------
shall have the right, at any time, (i) to convert any Eurodollar Loan or portion thereof to an Alternate Base Rate Loan or to continue such Eurodollar Loan or a portion thereof for a successive Interest Period, or (ii) to convert any Alternate Base Rate Loan or a portion thereof to a Eurodollar Loan, subject to the following:

               (a) the Borrower shall give the Administrative Agent prior written, facsimile or telephonic (promptly confirmed in writing) notice of each continuation or conversion hereunder of at least three Business Days for continuation as or conversion to a Eurodollar Loan; such notice shall be irrevocable and to be effective, must be received by the Administrative Agent on the day required not later than 2:00 p.m., New York City time;

               (b) unless the Required Lenders otherwise consent, no Event of Default or Default shall have occurred and be continuing at the time of any conversion to a Eurodollar Loan or continuation of any such Eurodollar Loan into a subsequent Interest Period;

               (c) no Alternate Base Rate Loan may be converted to a Eurodollar Loan and no Eurodollar Loan may be continued as a Eurodollar Loan if, after such conversion or continuance, and after giving effect to any concurrent prepayment of Loans, an aggregate of more than ten separate Eurodollar Loans would be outstanding hereunder with respect to each Lender (for purposes of determining the number of such Loans outstanding, Loans with different Interest Periods shall be counted as different Loans even if made on the same date);

               (d) if fewer than all Loans at the time outstanding shall be continued or converted, such continuation or conversion shall be made pro rata among the Lenders in accordance with the respective Percentage of the principal amount of such Loans held by the Lenders immediately prior to such continuation or conversion;

               (e) the aggregate principal amount of Loans continued as or converted to Eurodollar Loans as part of the same Borrowing shall be $500,000 or such greater amount which is an integral multiple of $100,000;

               (f) accrued interest on the Eurodollar Loans (or portion thereof) being continued shall be paid by the Borrower at the time of continuation;

               (g) the Interest Period with respect to a new Eurodollar Loan effected by a continuation or conversion shall commence on the date of such continuation or conversion;

               (h) if a Eurodollar Loan is converted to another type of Loan prior to the last day of the Interest Period with respect thereto, the amounts required by Section 2.9(c) shall be paid upon such conversion; and

               (i) each request for a continuation as or conversion to a Eurodollar Loan which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month.

In the event that the Borrower shall not give notice to continue or convert any Eurodollar Loan as provided above, such Loan (unless repaid) shall automatically be converted to an Alternate Base Rate Loan at the expiration of the then current Interest Period. The Administrative Agent shall, after it receives notice from the Borrower, promptly give the Lenders notice of any continuation or conversion.

               SECTION 2.9. Prepayment of Loans; Reimbursement of Lenders. (a)
                            ---------------------------------------------
Subject to the terms of paragraph (c) of this Section 2.9, the Borrower shall have the right at its option at any time and from time to time to prepay (i) any Alternate Base Rate Loan, in whole or in part, upon at least one Business Day's prior written, telephonic (promptly confirmed in writing) or facsimile notice to the Administrative Agent, in the principal amount of $500,000 or such greater amount which is an integral multiple of $100,000 if prepaid in part, or the remaining balance of such Loan if prepaid in full and (ii) any Eurodollar Loan, in whole or in part, upon at least three Business Days' prior written, telephonic (promptly confirmed in writing) or facsimile notice, in the principal amount of $500,000 or such greater amount which is an integral multiple of $100,000 if prepaid in part, or the remaining balance of such Loan if prepaid in full. Each notice of prepayment shall specify the prepayment date, each Loan to be prepaid and the principal amount thereof, shall be irrevocable and shall commit the Borrower to prepay such Loan in the amount and on the date stated therein. All prepayments under this Section 2.9(a) shall be accompanied by accrued but unpaid interest on the principal amount being prepaid to (but not including) the date of prepayment.

               (b) The Obligations shall be repaid from the following sources in the following priorities:

               (i)      from Gross Receipts in the priorities set forth in
                        Section 7 of the Sponsor Agreement; and

               (ii) from amounts otherwise payable by the Sponsor under the Sponsor Agreement to the types of Loans for the Declared Qualifying Pictures to which such payments relate.

Any optional payments made by the Borrower or the Sponsor shall be applied to repaying the Obligations in such priorities as shall be indicated in a written notice given by the payer to the Administrative Agent at the time of such payment; provided, however, no such payments shall be applied to pay any Loans
         --------  -------
made under the Junior Tranche until such time as all Domestic Distribution Loans made under the Senior Tranche have been paid in full.

               (c) The Borrower shall reimburse each Lender on demand for any loss incurred or to be incurred by any such Lender in the reemployment of the funds released (i) by any prepayment (for any reason) of any Eurodollar Loan if such Loan is repaid prior to the last day of the Interest Period for such Loan or (ii) in the event that after the Borrower delivers a notice of borrowing under Section 2.2(b) or Section 2.8(a) in respect of Eurodollar Loans, such Loan is not made, converted to or continued as a Eurodollar Loan on the first day of the Interest Period specified in such notice of borrowing for any reason other than (A) a suspension or limitation under Section 2.7(b) of the right of the Borrower to select a Eurodollar Loan, (B) a breach by any such Lender of its obligation to fund such borrowing when it is otherwise required to do so hereunder or (C) a repayment resulting from a conversion required by a Lender pursuant to Section 2.11(a). Such loss shall be the amount as reasonably determined by such Lender as the excess, if any, of (I) the amount of interest which would have accrued to such Lender on the amount so paid or not borrowed, continued or converted at a rate of interest equal to the interest rate applicable to such Loan pursuant to Section 2.4, for the period from the date of such payment or failure to borrow, continue or convert to the last day (x) in the case of a payment prior to the last day of the Interest Period for such Loan, of the then current Interest Period for such Loan or (y) in the case of such failure to borrow, continue or convert, of the Interest Period for such Loan which would have commenced on the date of such failure to borrow, continue or convert, over (II) the amount realized or to be realized by such Lender in reemploying the funds not advanced or the funds received in prepayment or realized from the Loan not so continued or converted during the period referred to above. Each Lender shall deliver to the Borrower from time to time one or more certificates setting forth the amount of such loss (and in reasonable detail the manner of computation thereof) as determined by such Lender, which certificates shall be conclusive absent manifest error. The Borrower shall pay such Lender the amounts shown on such certificate within ten days of the Borrower's receipt of such certificate.

               (d) In the event the Borrower fails to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.9(a), the Borrower shall pay to the Administrative Agent for the account of the applicable Lender any amounts required to compensate such Lender for any actual loss incurred by such Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such Lender to fulfill deposit obligations incurred in anticipation of such prepayment. Each Lender shall deliver to the Borrower and the Administrative Agent from time to time one or more certificates setting forth the amount of such loss (and in reasonable detail the manner of computation thereof) as determined by such Lender, which certificates shall be conclusive absent manifest error. The Borrower shall pay such Lender the amounts shown on such certificate within ten days of the Borrower's receipt of such certificate.

               (e) Simultaneously with each termination and/or optional reduction of the Total Senior Tranche Commitment or the Total Junior Tranche Commitment pursuant to Section 2.6, the Borrower shall pay to the Administrative Agent for the benefit of the Lenders an amount equal to the amount by which the Junior Tranche Credit Exposure or the Senior Tranche Credit Exposure, as applicable, exceeds the Total Senior Tranche Commitment or the Total Junior Tranche Commitment, as applicable, after such termination or reduction.

               (f) In the event any prepayment hereunder would result in the incurrence by any Lender of a loss described in Section 2.9(b), such proceeds shall be deposited into the Cash Collateral Account until such time as such prepayment would no longer result in the incurrence of any such loss, at which time the proceeds shall be applied to prepay outstanding Loans; provided no
                                                                --------
Event of Default has occurred or is then continuing.

               (g) Unless otherwise designated in writing by the Borrower, all prepayments shall be applied to the applicable principal payment set forth in this Section 2.9, first to that amount of such applicable principal payment then maintained as Alternate Base Rate Loans by the Borrower, and then, to that amount of such applicable principal payment maintained as Eurodollar Loans by the Borrower in order of the scheduled expiry of Interest Periods with respect thereto.

               (h) All prepayments shall be accompanied by accrued but unpaid interest on the principal amount being prepaid to but not including the date of prepayment.

               SECTION 2.10. Change in Circumstances. (a) In the event that
                             -----------------------
after the Initial Date any change in Applicable Law or in the official interpretation or administration thereof (including, without limitation, any request, guideline or policy not having the force of law) by any authority charged with the administration or interpretation thereof or, with respect to clause (ii), (iii) or (iv) below any change in conditions, shall occur which shall:

                       (i) subject any Lender to, or increase the net tax,
               levy, impost, duty, charge, fee, deduction or withholding with respect to any Eurodollar Loan (other than withholding tax imposed by the United States of America or any political subdivision or taxing authority thereof or any other tax, levy, impost, duty, charge, fee, deduction or withholding (A) that is measured with respect to the overall net income of such Lender or of a Lending Office of such Lender, and that is imposed by the United States of America, or by the jurisdiction in which such Lender or Lending Office is incorporated, in which such Lending Office is located, managed or controlled or in which such Lender has its principal office (or any political subdivision or taxing authority thereof or therein), or (B) that is imposed solely by reason of any Lender failing to make a declaration of, or otherwise to establish, non-residence, or to make any other claim for exemption, or otherwise to comply with any certification, identification, information, documentation or reporting requirements prescribed under the laws of the relevant jurisdiction, in those cases where a Lender may properly make such declaration or claim or so establish non-residence or otherwise comply); or

                       (ii) change the basis of taxation of any payment to any Lender of principal or any interest on any Eurodollar Loan or other fees and amounts payable to any Lender hereunder, or any combination of the foregoing; other than withholding tax imposed by the United States of America or any political subdivision or taxing authority thereof or any other tax, levy, impost, duty, charge, fee, deduction or withholding that is measured with respect to the overall net income of such Lender or of a Lending Office of such Lender, and that is imposed by the United States of America, or by the jurisdiction in which such Lender or Lending Office is incorporated, in which such Lending Office is located, managed or controlled or in which such Lender has its principal office (or any political subdivision or taxing authority thereof or therein); or

                       (iii) impose, modify or deem applicable any reserve,
               deposit or similar requirement against any assets held by, deposits with or for the account of or loans or commitments by an office of such Lender with respect to any Eurodollar Loan; or

                       (iv) impose upon such Lender or the London Interbank Market any other condition with respect to the Eurodollar Loans or this Credit Agreement;

and the result of any of the foregoing shall be to increase the actual cost to such Lender of making or maintaining any Eurodollar Loan hereunder or to reduce the amount of any payment (whether of principal, interest or otherwise) received or receivable by such Lender in connection with any Eurodollar Loan hereunder, or to require such Lender to make any payment in connection with any Eurodollar Loan hereunder, then and in each case the Borrower shall pay to the Administrative Agent for the account of such Lender, as provided in paragraph
(c) below, such amounts as shall be necessary to compensate such Lender for such cost, reduction or payment.

               (b) If at any time and from time to time after the Initial Date any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted after the

Initial Date of any law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any Lending Office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Credit Agreement or the Loans made or Letters of Credit issued or participated in by such Lender pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered with respect to Loans made by such Lender hereunder.

               (c) Each Lender shall deliver to the Borrower and the Administrative Agent from time to time, one or more certificates setting forth the amounts due to such Lender under paragraphs (a) and (b) above, the changes as a result of which such amounts are due, the manner of computing such amounts and the manner of computing the amounts allocable to Loans hereunder pursuant to paragraphs (a) and (b) above. Each such certificate shall be conclusive in the absence of manifest error. The Borrower shall pay to the Administrative Agent for the account of each such Lender the amounts shown as due on any such certificate within ten Business Days after its receipt of the same. No failure on the part of any Lender to demand compensation under paragraph (a) or (b) above on any one occasion shall constitute a waiver of its rights to demand compensation on any other occasion. The protection of this Section 2.10(c) shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by such Lender for compensation thereunder.

               (d) Each Lender agrees that after it becomes aware of the occurrence of an event or the existence of a condition that (i) would cause it to incur any increased cost hereunder or render it unable to perform its agreements hereunder for the reasons specifically set forth in Section 2.7(b) or this Section 2.10 or Section 2.13 or Section 2.15(g) or (ii) would require the Borrower to pay an increased amount under Section 2.7(b) or this Section 2.10 or
Section 2.13 or Section 2.15(g), it will use reasonable efforts to notify the Borrower of such event or condition and, to the extent not inconsistent with such Lender's internal policies, will use its reasonable efforts to make, fund or maintain the affected Loans of such Lender, or, if applicable, to participate in Letters of Credit as required under Section 2.15, through another Lending Office of such Lender if as a result thereof the additional monies which would otherwise be required to be paid or the reduction of amounts receivable by such Lender thereunder in respect of such Loans would be materially reduced, or such inability to perform would cease to exist, or the increased costs which would otherwise be required to be paid in respect of such Loans pursuant to Section 2.7(b) or this Section 2.10 or Section 2.13 or Section 2.15(g) would be materially reduced or the taxes or other amounts otherwise payable under Section 2.7(b) or this Section 2.10 or Section 2.13 or Section 2.15(g) would be materially reduced, and if, as determined by such Lender, in its discretion, the making, funding or maintaining of such Loans through such other Lending Office would not otherwise materially adversely affect such Loans or such Lender.

               SECTION 2.11. Change in Legality. (a) Notwithstanding anything to
                             ------------------
the contrary contained elsewhere in this Credit Agreement, if any change after the date hereof in Applicable Law, guideline or order, or in the interpretation thereof by any Governmental Authority charged with the administration thereof, shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to a Eurodollar Loan, then, by written notice to the Borrower and the Administrative Agent, such Lender may (i) declare that Eurodollar Loans will not thereafter be made by such Lender hereunder and/or (ii) require that, subject to Section 2.9(b), all outstanding Eurodollar Loans made by it be converted to Alternate Base Rate Loans, whereupon all of such Eurodollar Loans shall automatically be converted to Alternate Base Rate Loans, as of the effective date of such notice as provided in paragraph (b) below. Such Lender's pro rata portion of any subsequent Eurodollar Loan shall, instead, be an Alternate Base Rate Loan unless such declaration is subsequently withdrawn.

               (b) A notice to the Borrower by any Lender pursuant to paragraph (a) above shall be effective for purposes of clause (ii) thereof, if lawful, on the last day of the current Interest Period for each outstanding Eurodollar Loan; and in all other cases, on the date of receipt of such notice by the Borrower.

               SECTION 2.12. Manner of Payments. All payments of principal and
                             ------------------
interest by the Borrower in respect of any Loans to it shall be pro rata among the Lenders holding such Loans in accordance with the then outstanding principal amounts of such Loans held by them and all Borrowings of any Loans by the Borrower hereunder shall be made pro rata among the Lenders in accordance with their Commitments. All payments by the Borrower hereunder and under the Notes shall be made in Dollars in Federal or other immediately available funds at the office of The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, NY 10081, Attention: Ganush Persaud, for credit to the Chase Clearing Account no later than 2:00 p.m., New York City time, on the date on which such payment shall be due. Interest in respect of any Loan hereunder shall accrue from and including the date of such Loan to but excluding the date on which such Loan is paid or converted to a Loan of a different type.

               SECTION 2.13. United States Withholding. (a) Prior to the date of
                             -------------------------
the initial Loans hereunder, and prior to the effective date set forth in the Assignment and Acceptance with respect to any Lender becoming a Lender after the date hereof, and from time to time thereafter if requested by the Borrower or the Administrative Agent or required because, as a result of a change in law or a change in circumstances or otherwise, a previously delivered form or statement becomes incomplete or incorrect in any material respect, each Lender organized under the laws of a jurisdiction outside the United States shall provide, if applicable, the Administrative Agent and the Borrower with complete, accurate and duly executed forms or other statements prescribed by the Internal Revenue Service of the United States certifying such Lender's exemption from, or entitlement to a reduced rate of, United States withholding taxes (including backup withholding taxes) with respect to all payments to be made to such Lender hereunder and under the Notes.

               (b) The Borrower and the Administrative Agent shall be entitled to deduct and withhold any and all present or future taxes or withholdings, and all liabilities with respect thereto, from payments hereunder or under the Notes, if and to the extent that the Borrower or the Administrative Agent in good faith determines that such deduction or withholding is required by the law of the United States, including, without limitation, any applicable treaty of the United States. In the event that the Borrower or the Administrative Agent shall so determine that deduction or withholding of taxes is required, it shall advise the affected Lender as to the basis of such determination prior to actually deducting and withholding such taxes. In the event the Borrower or the Administrative Agent shall so deduct or withhold taxes from amounts payable hereunder, it (i) shall pay to or deposit with the appropriate taxing authority in a timely manner the full amount of taxes it has deducted or withheld; (ii) shall provide evidence of payment of such taxes to, or the deposit thereof with, the appropriate taxing authority and a statement setting forth the amount of taxes deducted or withheld, the applicable rate, and any other information or documentation reasonably requested by the Lenders from whom the taxes were deducted or withheld; and (iii) shall forward to such Lenders any official tax receipts or other documentation with respect to the payment or deposit of the deducted or withheld taxes as may be issued from time to time by the appropriate taxing authority. Unless the Borrower and the Administrative Agent have received forms or other documents satisfactory to them indicating that payments hereunder or under the Notes are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower or the Administrative Agent may withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender organized under the laws of a jurisdiction outside the United States.

               (c) Each Lender agrees (i) that as between it and the Borrower or the Administrative Agent, such Lender shall be the Person to deduct and withhold taxes, and to the extent required by law it shall deduct and withhold taxes, on amounts that such Lender may remit to any other Person(s) by reason of any undisclosed transfer or assignment of an interest in this Credit Agreement to such other Person(s) pursuant to Section 11.3 and (ii) to indemnify the Borrower and the Administrative Agent and any officers, directors, agents, or employees of the Borrower or the Administrative Agent against and to hold them harmless from any tax, interest, additions to tax, penalties, reasonable counsel and accountants' fees, disbursements or payments arising from the assertion by any appropriate taxing authority of any claim against them relating to a failure to withhold taxes as required by law with respect to amounts described in clause (i) of this paragraph (c) or arising from the reliance by the Borrower or the Administrative Agent on any form or other document furnished by such Lender and purporting to establish a basis for not withholding, or for withholding at a reduced rate, taxes with respect to payments hereunder.

               (d) Each assignee of a Lender's interest in this Credit Agreement in conformity with Section 11.3 shall be bound by this Section 2.13, so that such assignee will have all of the obligations and provide all of the forms and statements and all indemnities, representations and warranties required to be given under this Section 2.13.

               (e) Notwithstanding the foregoing, in the event that any additional withholding taxes shall become payable solely as a result of any change in any statute, treaty, ruling, determination or regulation occurring after the Initial Date in respect of any sum payable hereunder or under any other Fundamental Document to any Lender or the Administrative Agent (i) the sum payable by the Borrower shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.13) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such withholding deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law and (iv) the Borrower shall forward to such Lender or the Administrative Agent (as the case may be) the official tax receipts or other documentation pursuant to Section 2.13(b). In addition, the Borrower shall indemnify each Lender and the Administrative Agent for any additional withholding taxes paid by such Lender or the Administrative Agent, as the case may be, or any liability (including penalties and interest) arising therefrom or with respect thereto, whether or not such additional withholding taxes were correctly or legally asserted.

               (f) In the event that a Lender receives a refund of or credit for taxes withheld or paid pursuant to clause (e) of this Section 2.13, which credit or refund is identifiable by such Lender as being a result of taxes withheld in connection with sums payable hereunder or under any other Fundamental Document, such Lender shall promptly notify the Administrative Agent and the Borrower and shall remit to the Borrower the amount of such refund or credit allocable to payments made hereunder or under the other Fundamental Documents.

               (g) Each Lender agrees that after it becomes aware of the occurrence of an event that would cause the Borrower to pay any amount pursuant to clause (e) of this Section 2.13, it will use reasonable efforts to notify the Borrower of such event and, to the extent not inconsistent with such Lender's internal policies, will use its reasonable efforts to make, fund or maintain the affected Loans of such Lender through another Lending Office of such Lender if as a result thereof the additional monies which would otherwise be required to be paid by reason of Section 2.13(e) in respect of such Loans would be materially reduced, and if, as determined by such Lender, in its discretion, the making, funding or maintaining of such Loans through such other Lending Office would not otherwise materially adversely affect such Loans or such Lender.

               SECTION 2.14. Interest Adjustments. If the provisions of this
                             --------------------
Credit Agreement or any Note would at any time require payment by the Borrower to a Lender of any amount of interest in excess of the maximum amount then permitted by the law applicable to any Loan, the interest payments to that Lender shall be reduced to the extent necessary so that such Lender shall not receive interest in excess of such maximum amount. If, as a result of the foregoing, a Lender shall receive interest payments hereunder or under a Note in an amount less than the amount otherwise provided hereunder, such deficit (hereinafter called the "Interest Deficit") will, to the fullest extent
                         ----------------
permitted by Applicable Law, cumulate and will be carried forward (without interest) until the termination of this Credit Agreement. Interest otherwise payable to a Lender hereunder and under a Note for any subsequent period shall be increased by the maximum amount of the Interest Deficit that may be so added without causing such Lender to receive interest in excess of the maximum amount then permitted by the law applicable to the Loans.

               The amount of any Interest Deficit relating to a particular Loan and Note shall be treated as a prepayment penalty and shall, to the fullest extent permitted by Applicable Law, be paid in full at the time of any optional prepayment by the Borrower to the Lenders of all the Loans at that time outstanding pursuant to Section 2.9(a) hereof. The amount of any Interest Deficit relating to a particular Loan and Note at the time of any complete payment of the Loans at that time outstanding (other than an optional prepayment thereof pursuant to Section 2.10(a) hereof) shall be canceled and not paid.

               SECTION 2.15. Letters of Credit. (a) (i) Subject to the terms and
                             -----------------
conditions hereof and of Applicable Law, the Fronting Bank agrees to issue Letters of Credit payable in Dollars from time to time after the Closing Date and prior to the Revolving Credit Commitment Termination Date upon the request of the Borrower to secure its obligation to pay for the acquisition of a Declared Qualifying Picture, provided, however, that (A) the Borrower shall not
                             --------  -------
request that any Letter of Credit be issued if, after giving effect thereto, the Senior Tranche Credit Exposure would exceed the Total Senior Tranche Commitment,
(B) in no event shall the Fronting Bank issue any Letter of Credit having an expiration date after the Revolving Credit Commitment Termination Date and (C) each Letter of Credit issued shall not account for more than the Negative Cost Loan Value of the applicable Qualifying Picture and shall not entitle the beneficiary to draw thereunder unless the Borrower has satisfied all the conditions set forth in Section 4.2 hereof.

                       (ii) Immediately upon the issuance of each Letter of Credit, each Senior Tranche Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Fronting Bank a participation in such Letter of Credit in accordance with such Lender's Percentage.

               (iii) Each Letter of Credit may, at the option of the Fronting Bank, provide that the Fronting Bank may (but shall not be required to) pay all or any part of the maximum amount which may at any time be available for drawing thereunder to the beneficiary thereof upon the occurrence and continuation of an Event of Default and the acceleration of the maturity of the Loans, provided that, if payment is not then due to the beneficiary, the Fronting Bank may deposit the funds in question in a segregated account with the Fronting Bank to secure payment to the beneficiary and any funds so deposited shall be paid to the beneficiary of the Letter of Credit if conditions to such payment are satisfied or returned to the Fronting Bank for distribution to the Lenders (or, if all Obligations shall have been paid in full in cash, to the Borrower) if no payment to the beneficiary has been made and the final date available for drawings under the Letter of Credit has passed. Each payment or deposit of funds by the Fronting Bank as provided in this paragraph shall be treated for all purposes of this Credit Agreement as a drawing duly honored by the Fronting Bank under the related Letter of Credit.

           (b) Whenever the Borrower desires the issuance of a Letter of Credit, it shall deliver to the Fronting Bank a written notice no later than 2:00 p.m., New York City time, at least five Business Days prior to the proposed date of issuance. Such notice shall specify (i) the proposed date of issuance (which shall be a Business Day), (ii) the face amount of the Letter of Credit, (iii) the expiration date of the Letter of Credit and (iv) the name and address of the beneficiary. Such notice shall be accompanied by a brief description of the underlying transaction and upon request of the Fronting Bank, the Borrower shall provide additional details regarding the underlying transaction. Concurrently with the giving of written notice of a request for the issuance of a Letter of Credit, the Borrower shall specify a precise description of the documents and the verbatim text of any certificate to be presented by the beneficiary of such Letter of Credit which, if presented by such beneficiary prior to the expiration date of the Letter of Credit, would require the Fronting Bank to make payment under the Letter of Credit; provided, however, that the documents the
                            --------  -------
beneficiary is required to present must establish to the satisfaction of the Fronting Bank that all the conditions set forth in Section 4.2 hereof (which have not been satisfied as a condition to the issuance of the Letter of Credit) have been satisfied and, provided, further, that the Fronting Bank, in its
                         --------  -------
reasonable discretion, may require changes in any such documents and certificates to conform to its customary practices and to the structure of the facility provided hereby (including but not limited to the satisfaction at the drawing of the conditions in Section 4.2 with regard to the relevant Qualifying Picture). Promptly after receipt of such notice, the Administrative Agent shall notify each Lender of the issuance and the amount of each such Lender's respective participation therein. At Borrower's request, the Fronting Bank shall provide Borrower with a copy of the form of Letter of Credit to be issued for Borrower's review and approval prior to issuance.

           (c) The payment of drafts under any Letter of Credit shall be made in accordance with the terms of such Letter of Credit and the Uniform Customs and Practice for documentary Credits of the International Chamber of Commerce No. 500, as adopted or amended from time to time. The Fronting Bank shall be entitled to honor any drafts and accept any documents presented to it by the beneficiary of such Letter of Credit in accordance with the terms of such Letter of Credit and believed by the Fronting Bank in good faith to be genuine. The Fronting Bank shall not have any duty to inquire as to the accuracy or authenticity of any draft or other drawing documents which may be presented to it, but shall be responsible only to determine in accordance with customary commercial practices that the documents which are required to be presented before payment or acceptance of a draft under any Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit.

               (d) If the Fronting Bank shall make payment on any draft presented under a Letter of Credit (regardless of whether a Default or Event of Default or acceleration has occurred), the Fronting Bank shall give notice of such payment to the Senior Tranche Lenders and each Senior Tranche Lender hereby authorizes and requests the Fronting Bank to advance for its account pursuant to the terms hereof its share of such payment based upon its participation in the Letter of Credit and agrees promptly to reimburse the Fronting Bank in immediately available funds for the Dollar equivalent of the amount so advanced on its behalf. If such reimbursement is not made by any Senior Tranche Lender in immediately available funds on the same day on which the Fronting Bank shall have made payment on any such draft, such Lender shall pay interest thereof to the Fronting Bank at a rate per annum equal to the Fronting Bank's cost of obtaining overnight funds in the New York Federal Funds Market for the three Business Days following the time the Lender fails to make the reimbursement and thereafter at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin. In the case of any draft presented under a Letter of Credit which is required to be paid at any time on or before the Revolving Credit Commitment Termination Date, such payment of the unreimbursed draft shall constitute an Alternate Base Rate Loan hereunder and interest shall accrue from the date the Fronting Bank makes payment of a draft under the Letter of Credit.

               (e) Subject to provisions of Section 2.15(c), the Borrower is absolutely, unconditionally and irrevocably obligated to reimburse all amounts drawn under each Letter of Credit. If any draft is presented under a Letter of Credit, payment of which is required to be made after the Revolving Credit Commitment Termination Date (it being understood that no Letter of Credit shall be issued which would expire after October 13, 2002), then the Borrower will, upon demand by the Fronting Bank, pay to the Fronting Bank, in immediately available funds, the full amount of such draft. If such payment is not made by the Borrower and the Fronting Bank shall make payment on any draft presented under a Letter of Credit, the Fronting Bank shall give notice of such payment to the Senior Tranche Lenders and each Senior Tranche Lender hereby authorizes and requests the Fronting Bank to advance for its account pursuant to the terms thereof its share of such payment based upon its participation in the Letter of Credit and agrees promptly to reimburse the Fronting Bank in immediately available funds for the Dollar equivalent of the amount so advanced on its behalf. If such reimbursement is not made by any Senior Tranche Lender in immediately available funds on the same day on which the Fronting Bank shall have made payment on any such draft, such Lender shall pay interest thereon to the Fronting Bank at a rate per annum equal to the Fronting Bank's cost of obtaining overnight funds in the New York Federal Funds Market for the three Business Days following the time the Lender fails to make the reimbursement and thereafter at a rate per annum equal to the Alternate

Bast Rate plus the Applicable Margin. Such payment shall constitute an Alternate Base Rate Loan hereunder and interest shall accrue from the date the Fronting Bank makes payment of a draft under the Letter of Credit at the rate specified in Section 2.8.

               (f) (i)   The Borrower agrees to pay the following amount to the
Fronting Bank with respect to Letters of Credit issued by it hereunder:

                   (A) with respect to the issuance, amendment, transfer or any other transaction related to each Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with the Fronting Bank's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or drawing, as the case may be; and

                   (B) a fronting fee payable to the Fronting Bank for the period from and including the Closing Date to but excluding the Revolving Credit Commitment Termination Date, computed at a rate equal to 1/4 of 1% per annum of the daily average L/C Exposure, such fee to be due and payable in arrears on and through the last Business Day of each fiscal quarter of the Borrower, prior to the Revolving Credit Commitment Termination Date, on the Revolving Credit Commitment Termination Date and on the expiration of the last outstanding Letter of Credit.

                   (ii) The Borrower agrees to pay to the Administrative Agent for distribution to each Senior Tranche Lender in respect of its L/C Exposure, such Lender's Pro Rata Share of a commission calculated at a rate per annum equal to 2.75% per annum (calculated in the same manner as interest) of the daily average L/C Exposure. Such commission shall be payable in arrears on and through the last Business Day of each fiscal quarter prior to the Revolving Credit Commitment Termination Date and on the Revolving Credit Commitment Termination Date.

                   (iii) Promptly upon receipt by the Fronting Bank of any amount described in clause (ii) of this Section 2.15(f), or any amount described in Section 2.15(e) previously reimbursed to the Fronting Bank by the Senior Tranche Lenders, the Fronting Bank shall distribute to each Senior Tranche Lender its Pro Rata Share of such amount. Amounts payable under clauses (i)(A) and (i)(B) of this Section 2.15(f) shall be paid directly to the Fronting Bank and shall be for its exclusive use.

               (g) If by reason of (i) any change in Applicable Law after the Initial Date, or in the interpretation or administration thereof (including, without limitation, any request, guideline or policy not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof, or (ii) compliance by the Fronting Bank or any Senior Tranche Lender with any direction, request or requirement (whether or not having the force of law) issued after the Initial Date by any Governmental Authority or monetary authority

(including any change whether or not proposed or published prior to the Initial
Date), including, without limitation, any modifications to Regulation D occurring after the Initial Date:

                       (A) the Fronting Bank or any Senior Tranche Lender shall
               be subject to any tax, levy, duty, fee, charge, deduction or withholding with respect to any Letter of Credit (other than withholding tax imposed by the United States of America or any other tax, levy, impost, duty, charge, fee, deduction or withholding (I) that is measured with respect to the overall net income of the Fronting Bank or such Lender or of a Lending Office of the Fronting Bank or such Lender, and that is imposed by the United States of America, or by the jurisdiction in which the Fronting Bank or such Lender is incorporated, or in which such Lending Office is located, managed or controlled or in which the Fronting Bank or such Lender has its principal office (or any political subdivision or taxing authority thereof or therein) or
               (II) that is imposed solely by reason of the Fronting Bank or such Lender failing to make a declaration of, or otherwise to establish, non-residence or to make any other claim for exemption, or otherwise to comply with any certification, identification, information, documentation or reporting requirements prescribed under the laws of the relevant jurisdiction, in those cases where the Fronting Bank or such Lender may properly make such declaration or claim or so establish non-residence or otherwise comply);

                       (B) the basis of taxation of any fee or amount payable
               hereunder with respect to any Letter of Credit shall be changed (except as described in clause (A) above);

                       (C) any reserve, deposit or similar requirement is or
               shall be applicable, imposed or modified in respect of any Letter of Credit issued by the Fronting Bank or participations therein purchased by any Senior Tranche Lender; or

                       (D) there shall be imposed on the Fronting Bank or any
               Senior Tranche Lender any other condition regarding this Section 2.15, any Letter of Credit or any participation therein;

and the result of the foregoing is to increase from the conditions that exist on the Initial Date the actual cost to the Fronting Bank or any Lender of issuing, making or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce the amount receivable in respect thereof by the Fronting Bank or any Senior Tranche Lender, in each case by or in an amount which the Fronting Bank or any Senior Tranche Lender shall reasonably deem material, then and in any such case the Fronting Bank or such Lender may, at any time, notify the Borrower, and the Borrower shall pay on demand such amounts as the Fronting Bank or such Lender may specify to be necessary to compensate the Fronting Bank or such Lender for such additional cost or reduced receipt.
Section 2.10(b), (c), (d) and Section 2.11 shall in all instances apply to the Fronting Bank and any Lender with respect to Letters of Credit issued hereunder.

The determination by the Fronting Bank or any Senior Tranche Lender, as the case may be, of any amount due pursuant to this Section 2.15 as set forth in a certificate setting forth the calculation thereof in reasonable detail shall, in the absence of manifest error, be final, conclusive and binding on all of the parties hereto.

               (h) If at any time when an Event of Default shall have occurred and be continuing, any Letters of Credit shall remain outstanding, then the Required Lenders or the Fronting Bank may, at their or its option, require the Borrower to deliver to the Fronting Bank cash or Cash Equivalents in an amount equal to the full amount of the L/C Exposure or to furnish other security acceptable to the Required Lenders. Any amounts so delivered pursuant to the preceding sentence shall be applied to reimburse the Fronting Bank for the amount of any drawings honored under Letters of Credit; provided, however, that
                                                        --------  -------
if prior to the Revolving Credit Commitment Termination Date, no Default or Event of Default is then continuing, the Fronting Bank shall return all of such collateral relating to such deposit to the Borrower upon request.

               (i) If at any time that any Letter of Credit is outstanding, the Senior Tranche Credit Exposure exceeds the Total Senior Tranche Commitment, then the Required Lenders or the Fronting Bank may, at their option, require (x) a prepayment of the Senior Tranche Loans in accordance with Section 2.9 or (y) the Borrower to deliver cash or Cash Equivalents to the Fronting Bank in an amount sufficient to eliminate such excess or to furnish other security for such excess acceptable to the Required Lenders. Any amounts so delivered pursuant to the preceding sentence shall be applied to reimburse the Fronting Bank for the amount of any drawings honored under Letters of Credit; provided, however, that
                                                        --------  -------
if subsequent to any such deposit such excess is reduced to an amount less than the amount of such deposited amounts and no Default or Event of Default is then continuing, the Borrower shall be entitled to receive such excess collateral if requested by it.

               (j) Notwithstanding the termination of the Commitments and the payment of the Loans, the obligations of the Borrower under this Section 2.15 shall remain in full force and effect until the Fronting Bank and the Senior Tranche Lenders shall have been irrevocably released from their obligations with regard to any and all Letters of Credit.

               (k) This Section 2.15 shall not be amended without the written consent of the Fronting Bank and the Administrative Agent.


3.  REPRESENTATIONS AND WARRANTIES OF THE BORROWER

               In order to induce the Administrative Agent, the Fronting Bank and the Lenders to enter into this Credit Agreement and to make the Loans and issue Letters of Credit and/or purchase participations in the Letters of Credit provided for herein, the Borrower makes the following representations and warranties to, and agreements with, the Administrative Agent, the Fronting Bank and the Lenders, all of which shall survive the execution and delivery of this Credit Agreement, the issuance of the Notes, the making of the Loans and the issuance of the Letters of Credit:

               SECTION 3.1. Corporate Existence and Power. The Borrower is a
                            -----------------------------
Delaware business trust, validly existing and in good standing under the laws of the state of Delaware and is in good standing as a foreign business trust in all jurisdictions where the nature of its properties or business so requires. The Borrower has the power and authority to own its properties and carry on its businesses as now being conducted, to execute, deliver and perform, as applicable, its obligations under this Credit Agreement, the Notes and the other Fundamental Documents and other documents contemplated hereby to which it is or will be a party as provided herein and to grant to the Administrative Agent for the benefit of itself, the Fronting Bank and the Lenders, a security interest in the Collateral as contemplated by Article 8 hereof.

               SECTION 3.2. Authority and No Violation. (a) The execution,
                            --------------------------
delivery and performance of this Credit Agreement and the other Fundamental Documents to which it is a party and the Borrowings hereunder and the execution and delivery of the Notes and the grant to the Administrative Agent for the benefit of itself, the Fronting Bank and the Lenders and the Collateral as contemplated by Article 8 hereof and in the other Fundamental Documents (i) have been duly authorized by all necessary action on the part of the Borrower and/or its Certificate Holders, (ii) will not constitute a violation by the Borrower of any provision of Applicable Law or any order of any court or other agency of the United States or any state thereof applicable to the Borrower or any of its properties or assets, (iii) will not violate any provision of the Trust Agreement or the Certificate of Trust of the Borrower, or any provision of the Distribution Agreement or any indenture, agreement, bond, note or other similar instrument to which the Borrower is a party or by which the Borrower or its properties or assets are bound, (iv) will not be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under or create any right to terminate the Distribution Agreement or any such indenture, agreement, bond, note or other instrument and (v) will not result in the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Borrower other than pursuant to the documents related to this Credit Agreement or the other Fundamental Documents.

               SECTION 3.3. Governmental Approval. All authorizations,
                            ---------------------
approvals, registrations or filings with any governmental or public regulatory body or authority of the United States or any state thereof (other than UCC financing statements, the Copyright Security Agreement, and the Trademark Security Agreement which will be delivered to the Administrative Agent prior to the various Initial Funding Dates, in form suitable for recording or filing with the appropriate filing office) required for the execution, delivery and performance by the Borrower of this Credit Agreement and the other Fundamental Documents to which it is a party, and the execution and delivery by the Borrower of the Notes, have been duly obtained or made, or duly applied for and are in full force and effect, and if any such further authorizations, approvals, registrations or filings should hereafter become necessary, the Borrower shall obtain or make all such authorizations, approvals, registrations or filings.

               SECTION 3.4. Binding Agreements. This Credit Agreement and the
                            ------------------
other Fundamental Documents when executed will constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and general principles of equity.

               SECTION 3.5. Special Purpose Nature of the Borrower. (a) The
                            --------------------------------------
Borrower was formed on August 25, 1999 and as of the Closing Date has not engaged in any activities or incurred any liabilities, contingent or otherwise, other than those related to the negotiation and closing of this Credit Agreement, the other Fundamental Documents, the Basic Agreements and the issuance of the trust certificates under the Trust Agreement. As of the Closing Date, the Borrower does not have any Subsidiaries, and does not own, directly or indirectly, any voting stock or other beneficial interest in any Person.

               (b) As of the Closing Date, the Certificate Holders of the Borrower are the entities listed on the certificate register maintained pursuant to the Trust Agreement and the trustee of the Borrower is Christiana Bank & Trust, a Delaware banking corporation.

               SECTION 3.6. Solvency. The Borrower has not entered and is not
                            --------
entering into the arrangements contemplated hereby and by the other Fundamental Documents, and does not intends to make any transfer or incur any obligations hereunder or thereunder, with actual intent to hinder, delay or defraud either present or future creditors. On and as of the Closing Date, on a pro forma basis after giving effect to all Indebtedness (including the Loans) (i) the Borrower expects the cash available to it, after taking into account all other anticipated uses of the cash (including the payments on or in respect of debt referred to in clause (iii) of this Section 3.6), will be sufficient to satisfy all final judgments for money damages which have been docketed against the Borrower or which may be rendered against the Borrower in any action in which the Borrower is a defendant (taking into account the reasonably anticipated maximum amount of any such judgment and the earliest time at which such judgment might be entered); (ii) the sum of the present fair saleable value of the assets of the Borrower will exceed the probable liability of the Borrower on its debts (including its Guaranties); (iii) the Borrower will not have incurred nor does it intend to, or believe that it will, incur debts beyond its ability to pay such debts as such debts mature (taking into account the timing and amounts of cash to be received by the Borrower from any source, and of amounts to be payable on or in respect of debts of the Borrower and the amounts referred to in clause (ii)); and (iv) the Borrower believes it will have sufficient capital with which to conduct its present and proposed business and the property of the Borrower does not constitute unreasonably small capital with which to conduct its present or proposed business. For purposes of this Section 3.6, "debt" means any liability or a claim, and "claim" means (y) right to payment whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (z) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.

               SECTION 3.7. Copyrights, Trademarks and Other Rights. (a) On the
                            ---------------------------------------
date hereof, the Pictures listed on Schedule 3.7(a) comprise all of the Pictures in which the Borrower has any right, title or interest. The copyright registration number and the character of the interests held by the Borrower for the Pictures listed on Schedule 3.7(a) are set forth across from the description of such Picture and as to each item listed on Schedule 3.7(a) hereto the Borrower holding such interests has duly recorded its interests in the United States Copyright Office and has delivered copies of all such recordation to the Administrative Agent. Schedule 3.7(a) shall identify the location of the best available physical materials related to each Picture owned by the Borrower. To the best of the Borrower's knowledge, all Pictures owned by the Borrower do not violate or infringe upon any copyright, right of privacy, trademark, patent, trade name, performing right or any literary, dramatic, musical, artistic, personal, private, several, contract or copyright right or any other right of any Person or contain any libelous or slanderous material other than to an extent which is either not material or for which coverage is provided in existing insurance policies. Except as set forth on Schedule 3.11, there is no claim, suit, action or proceeding pending or, to the best of the Borrower's knowledge, threatened against the Borrower that involves a claim of infringement of any copyright with respect to any Picture listed on Schedule 3.7(a) and the Borrower has no knowledge of any existing infringement by any other Person of any copyright held by the Borrower with respect to any Picture listed on
Schedule 3.7(a).

               (b) Schedule 3.7(b) hereto (i) lists substantially all of the trademarks registered by the Borrower on the date hereof and identifies the Borrower which registered each such trademark and (ii) specifies as to each, the jurisdictions in which such trademark has been issued or registered (or, if applicable, in which an application for such issuance or registration has been filed), including the respective registration or application numbers and applicable dates of registration or application. Each trademark set forth on
Schedule 3.7(b) shall be included on Schedule A to the Trademark Security Agreement delivered to the Administrative Agent pursuant to Section 4.1(e).

               SECTION 3.8. Fictitious Names. Except as disclosed on
                            ----------------
Schedule 3.8, the Borrower is not doing business or intend to do business other than under its full company name, including, without limitation, under any trade name or other doing business name.

               SECTION 3.9. Title to Properties. The Borrower has good title to
                            -------------------
each of its properties and assets and, to the best of the Borrower's knowledge, all such properties and assets are free and clear of Liens, except Permitted Encumbrances.

               SECTION 3.10. Places of Business. The chief executive office of
                             ------------------
the Borrower is, on the Closing Date, as set forth on Schedule 3.10 hereto. All of the places where the Borrower keeps the records concerning the Collateral on the date hereof or regularly keeps any goods included in the Collateral on the date hereof are also listed on Schedule 3.10 hereto.

               SECTION 3.11. Litigation. Except as set forth on Schedule 3.11
                             ----------
hereto, there are no actions, suits or other proceedings at law or in equity by or before any arbitrator or arbitration panel, or any Governmental Authority (including, but not limited to, matters relating to environmental liability) or, to the knowledge of the Borrower, any investigation by any Governmental Authority of the affairs of, or threatened action, suit or other proceedings against or affecting, the Borrower or of any of its respective properties or rights. The Borrower is not in default with respect to any order, writ, injunction, decree, rule or regulation of any Governmental Authority binding upon such Person.

               SECTION 3.12. Federal Reserve Regulations. The Borrower is not
                             ---------------------------
engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans will be used, directly or indirectly, whether immediately, incidentally or ultimately (i) to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or (ii) for any other purpose, in each case, violative of or inconsistent with any of the provisions of any regulation of the Board, including, without limitation, Regulations T, U and X thereto.

               SECTION 3.13. Investment Company Act. The Borrower is not, and
                             ----------------------
will not during the term of this Credit Agreement be, (i) an "investment company", within the meaning of the Investment Company Act of 1940, as amended, or (ii) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or any foreign, federal or local statute or any other Applicable Law of the United States of America or any other jurisdiction, in each case limiting its ability to incur indebtedness for money borrowed as contemplated hereby or by any other Fundamental Document.

               SECTION 3.14. Taxes. Except as disclosed in Schedule 3.14, the
                             -----
Borrower has filed or caused to be filed all federal, state and material local and foreign tax returns which are required to be filed with any Governmental Authority after giving effect to applicable extensions, and has paid or has caused to be paid all taxes as shown on said returns or on any assessment received by them in writing, to the extent that such taxes have become due, except as permitted by Section 5.11 hereof. Except as disclosed in Schedule 3.14, the Borrower does not know of any material additional assessments or any basis therefor. The Borrower reasonably believes that the charges, accrual and reserves on its books in respect of taxes or other governmental charges are adequate.

               SECTION 3.15. Compliance with ERISA. The Borrower is in
                             ---------------------
compliance in all material respects with the provisions of ERISA and the Code applicable to Plans, and the regulations and published interpretations thereunder, if any, which are applicable to it. The Borrower has not established and does not maintain any Plan. The Borrower has not engaged in a transaction which would result in the incurrence by the Borrowers of any liability under
Section 4069 of ERISA. The Borrower has not taken any action and no event has occurred with respect to any Multiemployer Plan which would subject the Borrower to material liability under either Section 4201 or 4204 of ERISA.

               SECTION 3.16. Agreements. The Borrower is not in default in the
                             ----------
performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument (including the Distribution Agreement) to which it is a party which would reasonably be expected to result in any Material Adverse Effect.

               SECTION 3.17. Security Interest; Other Security. This Credit
                             ---------------------------------
Agreement and the other Fundamental Documents, when executed and delivered and, upon the making of the initial Loan hereunder, will create and grant to the Administrative Agent for the benefit of itself, Fronting Bank and Lenders (upon
(i) the filing of the appropriate UCC-1 financing statements with filing offices listed on Schedule 3.10, (ii) the filing of the Copyright Security Agreement with the U.S. Copyright Office and (iii) the filing of the Trademark Security Agreement with the U.S. Patent and Trademark Office) valid and first priority perfected security interests in the Collateral as to which security interests may be perfected by such filings or delivery, subject only to Permitted Encumbrances.

               SECTION 3.18. Disclosure. Neither this Credit Agreement nor any
                             ----------
other Fundamental Document nor any agreement, document, certificate or statement furnished to the Administrative Agent for the benefit of the Lenders by the Borrower in connection with the transactions contemplated hereby, at the time it was furnished or delivered contained any untrue statement of a material fact regarding the Borrower or, when taken together with such other agreements, documents, certificates and statements omitted to state a material fact necessary under the circumstances under which it was made in order to make the statements contained herein or therein not misleading. There is no fact known to the Borrower not constituting general industry conditions or not disclosed in such agreements, documents, certificates and statements which materially and adversely affects, or would reasonably be expected in the future to have a Material Adverse Effect.

               SECTION 3.19. Rights. At each Initial Funding Date, the Borrower
                             ------
will have sufficient right, title and interest in the relevant Declared Qualifying Picture to enable it to enter into and perform the Distribution Agreement with regard to such Picture, and retain all fees and profits to which the Borrower is entitled thereunder, and will not be in breach of any of its obligations under such agreement, nor will the Borrower have any knowledge of any breach or anticipated breach by any other parties thereto, which breach in either case either individually or when aggregated with all other such breaches would have a Material Adverse Effect.

               SECTION 3.20. Environmental Liabilities. (a) The Borrower has
                             -------------------------
used, stored, treated, transported, manufactured, refined, handled, produced or disposed of any Hazardous Materials on, under, at or from any of its properties or assets owned or leased by the Borrower, in any manner which at the time of the action in question materially violated any Environmental Law governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials and to the best of the Borrower's knowledge, no prior owner of such property or asset or any tenant, subtenant, prior tenant or prior subtenant thereof has used Hazardous Materials on or affecting such property or asset, or otherwise, in any manner which at the time of the action in question materially violated any Environmental Law governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials.

               (b) To the best of the Borrower's knowledge (i) the Borrower has no obligations or liabilities, known or unknown, matured or not matured, absolute or contingent, assessed or unassessed, which would reasonably be expected to have a Materially Adverse Effect (ii) no claims have been made against the Borrower during the past five years and no presently outstanding citations or notices have been issued against the Borrower, which could reasonably be expected to have a Materially Adverse Effect which in either case have been or are imposed by reason of or based upon any provision of any Environmental Law, including, without limitation, any such obligations or liabilities relating to or arising out of or attributable, in whole or in part, to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of any Hazardous Materials by the Borrower, or any of its employees, agents, representatives or predecessors in interest in connection with or in any way arising from or relating to the Borrower or any of its respective owned or leased properties, or relating to or arising from or attributable, in whole or in part, to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of any such substance, by any other Person at or on or under any of the real properties owned or used by the Borrower or any other location where such could have a Materially Adverse Effect.

               SECTION 3.21. Compliance with Laws. The Borrower is not in
                             --------------------
violation of any Applicable Law. The Borrowings hereunder and the intended use of the proceeds of the Loans as described in the preamble hereto and as contemplated by Section 5.16 will not violate any Applicable Law.

               SECTION 3.22. Year 2000 Compliance. Any reprogramming required to
                             --------------------
permit the proper functioning, in and following the year 2000, of (i) the Borrower's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, have been completed by September 1, 1999. The cost to the Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or an Event of Default hereunder, or have a Materially Adverse Effect.

4.  CONDITIONS OF LENDING

               SECTION 4.1. Conditions Precedent to the Closing Date. The
                            ----------------------------------------
obligation of the Fronting Bank to make the initial extension of credit hereunder is subject to the satisfaction in full of the following conditions precedent:

               (a) Organizational Documents. The Administrative Agent shall have
                   ------------------------
received, with copies for each of the Lenders:

                       (i) a copy of (1) the Certificate of Trust of the Borrower, certified as of a recent date by the Secretary of State of Delaware, and (2) the Certificate of Incorporation of the Sponsor, certified as of a recent date by the Secretary of State of Delaware;

                       (ii) a certificate of the Secretary of State of Delaware and of the franchise tax entity of such State, if available, dated as of a recent date as to the good standing of and payment of taxes by each of the Borrower and the Sponsor and, with regard to the Sponsor, which lists the charter documents on file in the office of such Secretary of State;

                       (iii) a certificate dated as of a recent date as to the
               good standing and/or authority to do business of the Borrower, issued by the Secretary of State of each jurisdiction in which it is qualified to do business.

                       (iv) a certificate of the Secretary, Assistant Secretary or other appropriate officer acceptable to the Administrative Agent of the Sponsor and a certificate of the Trustee of the Borrower, each dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of (1) as to the Borrower, the Trust Agreement as in effect on the date of such certification, (2) as to the Sponsor, the by-laws as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Sponsor authorizing the execution, delivery and performance in accordance with the terms of the Fundamental Documents to which it is a party, and any other documents required or contemplated hereunder or thereunder to which it is a party, and that such resolutions have not been amended, rescinded or supplemented and are currently in effect, (C) that the respective organizational documents have not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above except to the extent specified in such certificate and (D) as to the incumbency and specimen signature of each officer or representative of the Borrower and the Sponsor executing (as applicable) this Credit Agreement, the

               Notes, any other Fundamental Document or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of such party as to the incumbency and signature of the officer signing the certificate referred to in this clause (iv)); and

                       (v) such additional supporting documents as the Administrative Agent or its counsel may reasonably request.

               (b) Credit Agreement. On or before the Closing Date, the
                   ----------------
Administrative Agent shall have received the Credit Agreement executed by the Borrower and each of the Lenders.

               (c) Opinions of Counsel. The Administrative Agent shall have
                   -------------------
received (x) the written opinion of Rosenfeld, Meyer, Sussman, LLP, Special Counsel to the Borrower and (y) the written opinion of Morris, James, Hitchens & Williams, LLP, Delaware Counsel to the Borrower, dated the Closing Date and addressed to the Administrative Agent and the Lenders substantially in the form attached hereto as Exhibits B-1 and B-2.

               (d) No Material Adverse Change. No material adverse change (other
                   --------------------------
than as a result of general economic or general motion picture industry conditions) shall have occurred with respect to the business, operations, performance, assets, properties, condition (financial or otherwise) or prospects of the Borrower from September 1, 1999.

               (e) Security and Other Documentation. The Administrative Agent
                   --------------------------------
shall have received fully executed copies of, to the extent applicable, (i) a Copyright Security Agreement listing each Picture in which the Borrower then has a copyrightable interest (as listed on Schedule 3.8 hereto) executed by the Borrower; (ii) appropriate UCC-1 financing statements relating to the Collateral; and (iii) the Trademark Security Agreement.

               (f) Bank Accounts. All bank accounts of the Borrower shall be
                   -------------
maintained at the offices of the Administrative Agent.

               (g) Payment of Fees. All fees and expenses then due and payable
                   ---------------
by the Borrower and/or the Sponsor to the Administrative Agent and the Lenders in connection with the transactions contemplated hereby or by the Fee Letter shall have been paid.

               (h) Litigation. No litigation, inquiry, injunction or restraining
                   ----------
order shall be pending, entered or threatened which in the Administrative Agent's good faith judgment could reasonably be expected to have against the Borrower, the Sponsor or any other Artisan Entity a Material Adverse Effect.

               (i) UCC Searches. The Administrative Agent shall have received
                   ------------
UCC, copyright office and other searches satisfactory to it indicating that no other filings (other than in connection with Permitted Encumbrances) with regard to the Collateral are of record in any jurisdiction in which it shall be necessary or desirable for the Administrative Agent (for the benefit of the Lenders) to make a filing in order to provide the Administrative Agent with a perfected security interest in the Collateral pursuant to the applicable laws of the United States or any state thereof.

               (j) Balance Sheet. The Administrative Agent and the Lenders shall
                   -------------
have received a balance sheet of the Borrower, certified by the Borrower, dated a date no more than 30 days prior to the Closing Date, demonstrating to the satisfaction of the Administrative Agent that the Borrower has a positive net worth.

               (k) Compliance with Laws. The Administrative Agent shall be
                   --------------------
satisfied that the transactions contemplated hereby and by the other Fundamental Documents will not violate any provision of Applicable Law.

               (l) Notes. The Administrative Agent shall have received the
                   -----
Notes in respect of the Commitment, one note for each of the Lenders, dated the date hereof, in the amount of such Lenders' Pro Rata Share of the Total Commitment.

               (m) Intercreditor Agreement and Equity Subordination Agreement.
                   ----------------------------------------------------------
The Administrative Agent shall have received the Intercreditor Agreement and Equity Subordination Agreement duly executed by the parties thereto.

               (n) Sponsor Agreement. The Administrative Agent shall have
                   -----------------
received the Sponsor Agreement (and any related security documentation required from the Artisan Entities thereunder) duly executed by the parties thereto.

               (o) Master Film Purchase Agreement. The Administrative Agent
                   ------------------------------
shall have received the Master Film Purchase Agreement duly executed by the parties thereto.

               (p) Distribution Agreement. The Administrative Agent shall have
                   ----------------------
received the Distribution Agreement duly executed by the parties thereto.

               (q) Artisan Agreements. The Administrative Agent shall have
                   ------------------
received the Artisan Agreements, in the form previously delivered to the Administrative Agent (subject to such changes as shall be reasonably acceptable to the Administrative Agent, which acceptance shall not be unreasonably withheld or delayed), duly executed by the parties thereto.

               (r) Required Consents. The Administrative Agent shall have
                   -----------------
received the consent of the Sponsor Bank Group and of Canyon and any other consents as required by the Sponsor.

               (s) Cash Flow Insurance. The Administrative Agent shall have
                   -------------------
received evidence satisfactory to it that no Insurer (other than GIO General Limited and Monegasque de

Reassurance s.a.m. and Royal & Sunalliance Insurance) has a Credit Rating of less than AA and that GIO General Limited has a Credit Rating of no less than A+, Monegasque de Reassurance has a Credit Rating of no less than A- and Royal & Sunalliance Insurance has a Credit Rating of no less than AA-.

               (t) Other Documents. The Administrative Agent shall have received
                   ---------------
such other documentation as the Administrative Agent may reasonably request.

               SECTION 4.2. Conditions Precedent to Initial Loans or Letters of
                            ---------------------------------------------------
Credit with Respect to each Declared Qualifying Picture. The obligation of the
-------------------------------------------------------
Fronting Bank to issue the initial Letter of Credit and of each Lender to make the initial Loan or to participate in the initial Letter of Credit, whichever shall first occur, in respect of each Declared Qualifying Picture is subject to the following conditions precedent having been satisfied with respect to such Declared Qualifying Picture:

               (a) Qualifying Picture Declaration. The Administrative Agent
                   ------------------------------
shall have received from the Borrower a fully executed complete Qualifying Picture Declaration containing the details of the Declared Qualifying Picture involved and declaring an appropriate portion of the Commitments as being reserved for such Declared Qualifying Picture, and such other information all as set forth in Exhibit N hereto.

               (b) Sources of Negative Cost/Domestic Distribution Expenses. The
                   -------------------------------------------------------
Certificate Holders or the Sponsor shall have funded, or shall have provided cash collateral on terms acceptable to the Administrative Agent for, the portion of the Total Negative Cost and Domestic Distribution Expenses of the applicable Declared Qualifying Picture not being funded hereunder.

               (c) Purchase Agreement. The Administrative Agent shall have
                   ------------------
received the Film Purchase Agreement (in form and substance satisfactory to the Administrative Agent) duly executed by the parties thereto.

               (d) Insurance. (i) The Borrower shall have furnished the
                   ---------
Administrative Agent with (A) a summary of all existing insurance coverage for that Declared Qualifying Picture, (B) evidence acceptable to the Administrative Agent that the insurance policies required by Section 5.5 have been obtained and are in full force and effect for that Declared Qualifying Picture and (C) certificates of insurance with respect to all existing insurance coverage which certificates shall name The Chase Manhattan Bank, as Administrative Agent, as the certificate holder and shall evidence the Borrower's compliance with Section 5.5(d) with respect to all insurance coverage existing as of the Initial Funding Date.

               (ii) The Administrative Agent shall have received evidence satisfactory to it that the Cash Flow Insurance for that Declared Qualifying Picture is in full force and effect, including without limitation, delivery of the completed Questionnaires, and evidence that the premium, the federal excise tax and the New York self-procured insurance tax with respect thereto have been fully paid or is being paid contemporaneous by with any extension of credit.

               (iii) The Administrative Agent shall have received evidence satisfactory to it that the Cash Flow Insurance already issued for other Declared Qualifying Pictures is (x) in full force and effect, (y) has not been declared null and void and (z) is not the subject of any reservation of rights.

               (e) Chain of Title. The Administrative Agent shall have received
                   --------------
copies of all agreements, instruments of transfer or other instruments (including, without limitation, the rights agreements) demonstrating (i) if the Borrower is requesting the Lenders to make the initial Loan for a Declared Qualifying Picture, that the Borrower has established to the Administrative Agent's reasonable satisfaction the Borrower's ownership of sufficient copyright rights in the literary properties upon which each such Declared Qualifying Picture is to be based to enable the Borrower to license the right to exploit that Declared Qualifying Picture to the Sponsor under the Distribution Agreement and to grant to the Administrative Agent for the benefit of the Lenders the security interests which are contemplated by this Credit Agreement or (ii) if the Borrower is requesting the Lenders to issue a Letter of Credit for a Declared Qualifying Picture, that the Administrative Agent has a reasonable expectation that the Borrower will establish by the time of acquisition of such Declared Qualifying Picture, the ownership of such copyright rights in the Declared Qualifying Picture.

               (f) Security and Other Documentation. The Administrative Agent
                   --------------------------------
shall have received (i) if the Borrower is requesting the Lenders to make the initial Loan for a Declared Qualifying Picture, fully executed copies of (x) Pledgeholder Agreements for the applicable Declared Qualifying Picture from each Laboratory; (y) a Copyright Security Agreement Supplement; and (z) UCC-1 financing statements relating to the Collateral and (ii) if the Borrower is requesting the Lenders to issue a Letter of Credit for a Declared Qualifying Picture, the Administrative Agent's receipt of the documents set forth in clause
(i) shall be a condition to the beneficiary's right to payment under such Letter of Credit.

               (g) Security Interests in Copyrights and Other Collateral. The
                   -----------------------------------------------------
Administrative Agent shall have received evidence reasonably satisfactory to it
(i) if the Borrower is requesting the Lenders to make the initial Loan for a Declared Qualifying Picture, that the Borrower has sufficient right, title and interest in and to the Declared Qualifying Picture and related Collateral, (ii) if the Borrower is requesting the Lenders to issue a Letter of Credit for a Declared Qualifying Picture, that the Borrower will have at the time of the acquisition of such Declared Qualifying Picture, sufficient right, title and interest in and to such Declared Qualifying Picture, in either case as set forth in the documents presented to the Lenders to enable the Borrower to perform the Distribution Agreement and to grant to the Administrative Agent for the benefit of the Lenders the security interests contemplated by the Fundamental Documents, and that all financing statements, copyright filings and other filings under Applicable Law necessary to provide the Administrative Agent for the benefit of the Lenders with a first priority perfected security interest in the Declared Qualifying Picture and related Collateral have been filed or delivered to the Administrative Agent in satisfactory form for filing.

               (h) UCC Searches. The Administrative Agent shall have received
                   ------------
UCC, copyright office and other searches reasonably requested by it and reasonably satisfactory to it indicating that no other filings (other than in connection with Permitted Encumbrances) which impair the Collateral are of record in any jurisdiction in which it shall be necessary or desirable for the Administrative Agent to make a filing in order to provide the Administrative Agent with a perfected security interest in the Collateral.

               (i) Account Debtors. The Administrative Agent shall have received
                   ---------------
evidence satisfactory to it that the Artisan Entities have acceptable account debtors acceptable to the Administrative Agent in place for foreign distribution (which may include the Sponsor for the entire amount of required presales for each Declared Qualifying Picture but not more than $25 million in the aggregate for all outstanding presale obligations) providing for aggregate minimum guarantee payments (after adjustment for remittance taxes or any other deductions to be taken before remittance to the Master Collection Account a present value discount) no later than twelve months after United States theatrical release of an amount equal to at least 30% of the Total Negative Cost.

               (j) Credit Ratings. The Administrative Agent shall have received
                   --------------
evidence satisfactory to it that the Credit Rating of each of the Insurers on the basis of whose sum insured a Loan is being made is at least an A, unless such Insurer is credit enhanced in a manner satisfactory to the Administrative Agent to at least an A rating or replaced by an Insurer with a rating of no less than A except with regard to Monegasque de Reassurances s.a.m. which must have a Credit Rating or be credit enhanced in a manner satisfactory to the Administrative Agent with a rating of no less than A-.

               (k) Distribution System. The Administrative Agent shall have
                   -------------------
received evidence satisfactory to it that the Sponsor and the Artisan Entities have a domestic theatrical distribution system for the distribution of the Declared Qualifying Pictures that are at least the equivalent of the distribution system that was in place on October 13, 1999 and that the existing video deal with Twentieth Century Fox Home Entertainment, Inc. remains in full force and effect or that there is a comparable replacement acceptable to the Administrative Agent.

               (l) Approval of Counsel to the Administrative Agent. All legal
                   -----------------------------------------------
matters incident to the chain-of-title and perfection of the Lien of the Administrative Agent (for the benefit of itself, the Lenders and the Fronting
Bank) shall, at the request of the Administrative Agent, be satisfactory to counsel to the Administrative Agent.

               (m) Other Documents. The Administrative Agent shall have received
                   ---------------
such other documentation as the Administrative Agent may reasonably request.

               SECTION 4.3. Conditions Precedent to Each Loan and Letter of
                            -----------------------------------------------
Credit. The obligation of the Fronting Bank to issue each Letter of Credit and
------
of the Lenders to make each Loan and to issue and participate in each Letter of Credit (including the initial Loans and Letters of Credit) in respect of each Declared Qualifying Picture are subject to the following conditions precedent having been satisfied with respect to such Declared Qualifying Picture:

               (a) Notice. The Administrative Agent shall have received a notice
                   ------
with respect to such Borrowing (which notice may be included in the Borrowing Certificate) or the Fronting Bank shall have received a notice with respect to such Letter of Credit as required by Article 2 hereof.

               (b) Borrowing Certificate. The Administrative Agent shall have
                   ---------------------
received a notice in the form of a Borrowing Certificate with respect to such Borrowing, duly executed by an Authorized Officer of the Borrower.

               (c) Representations and Warranties. The representations and
                   ------------------------------
warranties of the Borrower set forth in Article 3 hereof with respect to such Declared Qualifying Picture shall be true and correct in all material respects on and as of the date of each Borrowing or the issuance of such Letter of Credit hereunder (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of such date.

               (d) No Default or Event of Default. On the date of each
                   ------------------------------
Borrowing or the issuance of such Letter of Credit, no Default or Event of Default shall have occurred and be continuing.

               (e) Domestic Distribution Receipts. If the Borrower is
                   ------------------------------
requesting a Domestic Distribution Loan for a Declared Qualifying Picture, the Administrative Agent shall have received receipts or invoices and other documentation establishing to its satisfaction the accuracy of the Formula Amount of Domestic Distribution Expenses for such Declared Qualifying Picture.

               (f) Fees. With regard to Domestic Distribution Loans, the Junior
                   ----
Tranche shall have received payment of the fees required by the Fee Letter.

               (g) Additional Documents. The Administrative Agent shall have
                   --------------------
received such other documentation and information as it may reasonably request.

Each request for a Borrowing shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the matters specified in paragraphs (c) and (d) of this Section.

5.  AFFIRMATIVE COVENANTS

               From the date hereof and for so long as the Commitments shall be in effect or any amount remains outstanding under the Notes or any L/C Exposure shall remain outstanding or any other Obligations remain unpaid or unsatisfied, the Borrower agrees that, unless the Required Lenders shall otherwise consent in writing, it will:

               SECTION 5.1. Financial Statements and Reports. Furnish or cause
                            --------------------------------
to be furnished to the Administrative Agent in sufficient numbers for distribution to the Fronting Bank and the Lenders:

               (a) Within 120 days after the end of each fiscal year of the Borrower the audited balance sheet of the Borrower as at the end of, and the related statements of income, Certificate Holders' interest and cash flows for, such year, and the corresponding figures as at the end of, and for, the preceding fiscal year, accompanied by an unqualified opinion of PricewaterhouseCoopers LLP or such other independent public accountants of recognized standing as shall be retained by the Borrower and be reasonably satisfactory to the Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards relating to reporting and which report and opinion shall contain no material exceptions or qualifications except for qualifications relating to accounting changes (with which such independent public accountants concur) in response to FASB releases or other authoritative pronouncements;

               (b) Within 50 days after the end of each of the first three fiscal quarters of each of its fiscal years the unaudited balance sheets of the Borrower as at the end of, and the related unaudited statements of income and cash flow for, such quarter, and for the portion of the fiscal year through the end of such quarter, and the corresponding figures as at the end of such quarter, and for, the corresponding period in the preceding fiscal year, together with a certificate signed by an Authorized Officer of the Borrower, on behalf of the Borrower, to the effect that such financial statements, while not examined by independent public accountants, reflect, in the opinion of the Borrower, all adjustments necessary to present fairly in all material respects the financial position of the Borrower as at the end of the fiscal quarter and the results of its operations for the quarter then ended in conformity with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

               (c) Simultaneously with the delivery of the statements referred to in paragraphs (a) and (b) of this Section 5.1, a certificate of an Authorized Officer of the Borrower, on behalf of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent (i) stating whether or not such Authorized Officer has knowledge, after due inquiry, of any condition or event which would constitute an Event of Default or Default has occurred and, if so, specifying each such condition or event and the nature thereof, (ii) certifying that all filings required under Section 5.6 hereof have been made and listing each such filing that has been made since the date of the last certificate delivered in accordance with this Section 5.1(c);

               (d) Furnish to the Lenders, together with each set of audited financial statements required by paragraph (a) above, a certificate from the independent public accountants rendering the report thereon (i) stating whether, in connection with their audit examination, any condition or event, at any time during or at the end of the accounting period covered by such financial statements, which constitutes an Event of Default under covenants relating to accounting matters has come to their attention, and if such a condition or event has come to their attention, specifying the nature and period, if known, of existence thereof and (ii) stating that, insofar as they relate to accounting matters, the matters set forth in the compliance certificate delivered therewith pursuant to clause (ii) of paragraph (c) above at the end of the fiscal year are stated in accordance with the terms of this Credit Agreement;

               (e) Promptly upon their becoming available, copies of all audits (except royalty audits, participation audits and similar audits) prepared for or submitted to the Borrower by any outside professional firm or service, including, without limitation, the comment letter submitted by the Borrower's accountants to management in connection with their annual audit;

               (f) Promptly upon their becoming available, copies of all audits of the Borrower provided to the Sponsor, copies of the reports and tax returns provided to the Certificate Holders, and press releases which the Borrower shall release to the public;

               (g) From time to time such additional information regarding the financial condition or business of the Borrower or otherwise regarding the Collateral, as any Lender acting through the Administrative Agent may reasonably request including, without limitation, copies of all management projections of the Borrower.

               (h) Within 15 Business Days after the end of each fiscal quarter, Schedules to this Agreement revised to reflect any change, additions or deletion therefrom.

               SECTION 5.2. Existence. Do or cause to be done all things
                            ---------
necessary to preserve, renew and keep in full force and effect its existence as a Delaware business trust, rights, material licenses, material permits and material franchises, and comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any Governmental Authority.

               SECTION 5.3. Maintenance of Properties. Keep its tangible
                            -------------------------
properties which are material to its business in good repair, working order and condition (ordinary wear and tear excepted) and, from time to time (i) make all necessary and proper repairs, renewals, replacements, additions and improvements thereto and (ii) comply at all times with the provisions of all material leases and other material agreements to which it is a party so as to prevent any loss or forfeiture thereof or thereunder unless compliance therewith is being currently contested in good faith by appropriate proceedings; provided, however,
                                                              --------  -------
that nothing in this Section 5.3 shall prevent the Borrower from discontinuing the use, operation or maintenance of such properties or disposing of them if such discontinuance or disposal is, in the judgment of its members, desirable in the conduct of the business.

               SECTION 5.4. Notice of Material Events. (a) Promptly upon any
                            -------------------------
executive officer of the Designee obtaining knowledge of (i) any Default or Event of Default, (ii) any material adverse change in the condition or operations of the Borrower taken as a whole, financial or otherwise, (iii) any action or event which could reasonably be expected to materially and adversely affect the performance of the Borrower's obligations under this Credit Agreement, the repayment of the Notes, or the security interests granted to the Administrative Agent for the benefit of itself, Fronting Bank, the Lenders under this Credit Agreement and the Noteholders or any other Fundamental Document,
(iv) the opening of any office of the Borrower or the change of the executive office or the principal place of business of the Borrower or of the location of the Borrower's books and records with respect to the Collateral, (v) any change in the name of the Borrower, (vi) any change in the identity or relative ownership interests of the members of the Borrower, (vii) any other event which could reasonably be expected to materially and adversely impact upon the amount or collectibility of accounts receivable of the Borrower or otherwise materially decrease the value of the Collateral or (viii) any Person giving the Borrower or taking any other action to enforce remedies with respect to a claimed default or event or condition of the type referred to in paragraph (d) of Article 7, the Borrowers shall promptly give written notice thereof to the Administrative Agent specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken and the nature of such claimed Event of Default or condition and what action the Borrower has taken, is taking and proposes to take with respect thereto.

               (b) Promptly upon any executive officer of the Designee obtaining knowledge of (i) the institution of, or threat of, any action, suit, proceeding, investigation or arbitration by any Governmental Authority or other Person against or affecting the Borrower or any of its assets, or (ii) any material development in any such action, suit, proceeding, investigation or arbitration (whether or not previously disclosed to the Lenders), which, in the case of (i) or (ii), could reasonably be expected to materially and adversely affect the Borrower, the Borrower shall promptly give notice thereof to the Administrative Agent and provide such other information as may be available to it to enable the Lenders to evaluate such matters; and, in addition to the requirements set forth in clauses (i) and (ii) of this subsection (b), the Borrower upon request shall promptly give notice of the status of any action, suit, proceeding, investigation or arbitration covered by a report delivered to the Lenders pursuant to clause (i) and (ii) above to the

Lenders and provide such other information as may be reasonably available to it to enable the Lenders to evaluate such matters.

               SECTION 5.5. Insurance. (a) Keep its assets which are of an
                            ---------
insurable character insured (to the extent and for the time periods consistent with normal industry practices) by financially sound and reputable insurers against loss or damage by fire, explosion, theft or other hazards which are included under extended coverage in amounts not less than the insurable value of the property insured or such lesser amounts, and with such self-insured retention or deductible levels, as are consistent with normal industry practices.

               (b) Maintain with financially sound and reputable insurers, insurance against other hazards and risks and liability to Persons and property to the extent and in the manner customary for companies in similar businesses.

               (c) Maintain, or cause to be maintained, in effect during the period from the acquisition of each Declared Qualifying Picture, through the third anniversary of the date on which such Declared Qualifying Picture is acquired and/or as otherwise required by applicable contracts, a so-called "Errors and Omissions" policy with respect to all Declared Qualifying Pictures owned by it, and cause such Errors and Omissions policy to provide coverage to the extent and in such manner as is customary for Declared Qualifying Pictures of like type but, at minimum, to the extent and in such manner as is required under all applicable contracts relating thereto.

               (d) Cause all such above-described insurance (excluding worker's compensation insurance) to (i) provide for the benefit of the Lenders that 30 days' prior written notice of cancellation, termination, non-renewal or lapse or material change of coverage shall be given to the Administrative Agent; (ii) name the Administrative Agent for the benefit of itself, the Fronting Bank and the Lenders as a loss payee (except for "Errors and Omissions" insurance and other third party liability insurance); and (iii) to the extent that none of the Administrative Agent, the Fronting Bank or the Lenders shall be liable for premiums or calls, name the Administrative Agent (for the benefit of itself, the Fronting Bank and the Lenders) as additional insureds including, without limitation, under any "Errors and Omissions" policy.

               (e) Require, as a condition to the Borrower making its acquisition payment for a Declared Qualifying Picture under the Film Purchase Agreement relating thereto, that the seller provide it with two first generation internegatives or interpositives which the Borrower shall maintain in two separate locations.

               (f) Upon the request of the Administrative Agent, the Borrower will render to the Administrative Agent a statement in such detail as the Administrative Agent may request as to all such insurance coverage.

               SECTION 5.6. Copyright. (a) Within 30 days after the later of
                            ---------
(x) the initial release or broadcast of each Declared Qualifying Picture or (y) the acquisition of rights in each such Declared Qualifying Picture by the Borrower, to the extent the Borrower has not delivered to the Administrative Agent copyright filings and all financing statements under Section 4.2, take any and all actions necessary to register the copyright for such additional items in the name of the Borrower (subject to a Lien in favor of the Administrative Agent for the benefit of itself, the Fronting Bank and the Lenders pursuant to the Copyright Security Agreement) in conformity with the laws of the United States and such other jurisdictions as the Administrative Agent may reasonably specify, and, if such interest may be registered with the United States Copyright Office or such other jurisdictions, immediately deliver to the Administrative Agent (i) written evidence of the registration of any and all such copyrights for inclusion in the Collateral under this Credit Agreement and (ii) a Copyright Security Agreement Supplement relating to such Declared Qualifying Picture executed by the Borrower.

               SECTION 5.7. Books and Records. Maintain or cause to be
                            -----------------
maintained at all times true and complete books and records of its financial operations and provide the Administrative Agent and its representatives access to such books and records and to any of its properties or assets upon reasonable notice and during regular business hours in order that the Administrative Agent may make such audits and examinations and make abstracts from such books, accounts, records and other papers pertaining to the Collateral and upon notification to the Borrower may discuss the affairs, finances and accounts with, and be advised as to the same by, officers and independent accountants, all as the Administrative Agent may deem appropriate for the purpose of verifying the accuracy of the various other reports delivered by the Borrower to the Administrative Agent, the Fronting Bank and/or the Lenders pursuant to this Credit Agreement or for otherwise ascertaining compliance with this Credit Agreement or any other Fundamental Document.

               SECTION 5.8. Third Party Audit Rights. Promptly notify the
                            ------------------------
Administrative Agent of, and allow the Administrative Agent access to the results of, all audits conducted by the Borrower of any third party licensee, partnership and joint venture under any agreement with respect to any Declared Qualifying Picture included in the Collateral. The Borrower will exercise its audit rights with respect to any third party licensees, partnerships and joint ventures under any agreement with respect to the Declared Qualifying Picture included in the Collateral upon the reasonable request of the Administrative Agent. If the Administrative Agent shall have the right to exercise, through the Borrower, the Borrower's right to audit any obligor under an agreement with respect to any Picture included in the Collateral.

               SECTION 5.9. Observance of Agreements. Duly observe and perform
                            ------------------------
all material terms and conditions of all material agreements with respect to the Declared Qualifying Pictures, including but not limited to the Distribution Agreement, the Master Purchase Agreement and each Film Purchase Agreement, and diligently protect and enforce the rights of the Borrower under all such agreements in a manner consistent with prudent business judgment and subject to the terms and conditions of such agreements.

               SECTION 5.10. Laboratories; No Removal. (a) Deliver or cause to
                             ------------------------
be delivered to a Laboratory or Laboratories all negative and preprint material, master tapes and all sound track materials with respect to each Declared Qualifying Picture owned by it or to which it has access and deliver to the Administrative Agent a fully executed Pledgeholder Agreement with respect to such materials. Prior to requesting any such Laboratory to deliver such negative or other preprint or sound track material or master tapes to another laboratory, the Borrower shall provide the Administrative Agent with a Pledgeholder Agreement, executed by such other laboratory and all other parties to such Pledgeholder Agreement. The Borrower hereby agrees not to remove or cause the removal of the original negative and film or sound materials with respect to any Declared Qualifying Picture owned by the Borrower or in which the Borrower has an interest (i) to a location outside the United States or (ii) to any state or jurisdiction where UCC-1 financing statements (or in the case of jurisdictions outside the United States, documentation similar in purpose and effect satisfactory to the Administrative Agent) have not been filed against the Borrower.

               SECTION 5.11. Taxes and Charges; Indebtedness in Ordinary Course
                             --------------------------------------------------
of Business. Duly pay and discharge, or cause to be paid and discharged, before
-----------
the same shall become in arrears (after giving effect to applicable extensions), all taxes, assessments, levies and other governmental charges, imposed upon the Borrower or its properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies which if unpaid might by law become a Lien upon any property of the Borrower; provided, however, that any such tax, assessment, charge, levy or
          --------  -------
claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower shall have set aside on its books reserves (the presentation of which is segregated to the extent required by GAAP) adequate with respect thereto if reserves shall be deemed necessary; and provided, further, that the Borrower will pay all such
                      --------  -------
taxes, assessments, levies or other governmental charges forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor. The Borrower will promptly pay when due, or in conformance with customary trade terms, all other Indebtedness or other liabilities incident to its operations.

               SECTION 5.12. Liens. Defend the Collateral against any and all
                             -----
Liens howsoever arising, other than Permitted Encumbrances, and in any event defend against any attempted foreclosure.

               SECTION 5.13. Further Assurances; Security Interests. (a) Upon
                             --------------------------------------
the request of the Administrative Agent, duly execute and deliver, or cause to be duly executed and delivered, at the cost and expense of the Borrower, such further instruments as may be necessary in the reasonable judgment of the Administrative Agent to carry out the provisions and purposes of this Credit Agreement and the other Fundamental Documents.

               (b) Upon the request of the Administrative Agent, promptly execute and deliver or cause to be executed and delivered, at the cost and expense of the Borrower, such further instruments as may be appropriate in the reasonable judgment of the Administrative Agent, to provide the Administrative Agent (for the benefit of itself, the Fronting Bank, the Lenders) a first perfected Lien in the Collateral and any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement or other statement) for filing under the provisions of the UCC and the rules and regulations thereunder, or any other statute, rule or regulation of any applicable foreign, federal, state or local jurisdiction, and perform or cause to be performed such other ministerial acts which are necessary, from time to time, in order to grant and maintain in favor of the Administrative Agent (for the benefit of itself, the Fronting Bank and the Lenders) the security interest in the Collateral contemplated hereunder and under the other Fundamental Documents, subject only to Permitted Encumbrances.

               (c) Promptly undertake to deliver or cause to be delivered to the Administrative Agent, the Fronting Bank and the Lenders from time to time such other documentation, consents, authorizations and approvals in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent shall deem reasonably necessary or advisable to perfect or maintain the Liens of the Administrative Agent for the benefit of itself, the Fronting Bank and the Lenders.

               SECTION 5.14. ERISA Compliance and Reports. Furnish to the
                             ----------------------------
Administrative Agent (a) as soon as possible, and in any event within 30 days after the Borrower knows that (i) any Reportable Event with respect to any Plan has occurred, a statement of an executive officer of the Borrower, setting forth on behalf of the Borrower details as to such Reportable Event and the action which it proposes to take with respect thereto, together with a copy of the notice, if any, required to be filed by the Borrower of such Reportable Event given to the PBGC or (ii) an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard or an extension of any amortization period under Section 412 of the Code with respect to a Plan, a Plan or Multiemployer Plan has been or is proposed to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA, proceedings have been instituted to terminate a Plan, a proceeding has been instituted pursuant to
Section 515 of ERISA to collect a delinquent contribution to a Multiemployer Plan, or the Borrower will incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan or Multiemployer Plan under Sections 4062, 4063, 4201 or 4204 of ERISA, if the occurrence of any of the foregoing events would result in a liability which is materially adverse to the financial condition of the Parent and its Subsidiaries taken as a whole or would materially and adversely affect the ability of the Borrower to perform its obligations under this Credit Agreement or the Notes, a statement of an executive officer of the Borrower, setting forth details as to such event and the action the Borrower proposes to take with respect thereto, (b) promptly upon reasonable request of the Administrative Agent, copies of each annual and other report with respect to each Plan and (c) promptly after receipt thereof, a copy of any notice the Borrower may receive from the PBGC relating to the PBGC's intention to terminate any Plan or to appoint a trustee to administer any Plan.

               SECTION 5.15. Environmental Laws. (a) Promptly notify the
                             ------------------
Administrative Agent upon the Borrower becoming aware of any violation or potential violation or non-compliance with, or liability or potential liability under any Environmental Laws which, when taken together with all other pending violations would reasonably be expected to have a Materially Adverse Effect, and promptly furnish to the Administrative Agent all notices of any nature which the Borrower may receive from any Governmental Authority or other Person with respect to any violation, or potential violation or non-compliance with, or liability or potential liability under any Environmental Laws which, in any case or when taken together with all such other notices, could reasonably be expected to have a Materially Adverse Effect.

               (b) Comply with and use reasonable efforts to ensure compliance by all tenants and subtenants with all Environmental Laws, and obtain and comply in all material respects with and maintain and use best efforts to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain any and all licenses, approvals, registrations or permits required by Environmental Laws, except where failure to do so would not have a Materially Adverse Effect.

               (c) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under all Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities, except where failure to do so would not have a Materially Adverse Effect. Any order or directive whose lawfulness is being contested in good faith by appropriate proceedings shall be considered a lawful order or directive when such proceedings, including any judicial review of such proceedings, have been finally concluded by the issuance of a final non-appealable order; provided, however, that the Borrower shall have set aside on its books reserves (the presentation of which is segregated to the extent required by GAAP) adequate with respect thereto if reserves shall be deemed necessary.

               (d) Defend, indemnify and hold harmless the Administrative Agent, the Fronting Bank and the Lenders, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to the violation of or non-compliance by the Borrower with any Environmental Laws, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses, but excluding therefrom all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses arising out of or resulting from (i) the gross negligence or willful misconduct of any indemnified party or (ii) any acts or omissions of any indemnified party occurring after any indemnified party is in possession of, or controls the operation of, any property or asset.

               SECTION 5.16. Use of Proceeds. (a) With respect to the Senior
                             ---------------
Tranche, use the proceeds of (i) Negative Cost Loans solely to finance not more than the Negative Cost Loan Value for each Declared Qualifying Picture in connection with the acquisition of at least eight Declared Qualifying Pictures for which the Borrower has worldwide rights which amount shall be funded directly to the seller of such Declared Qualifying Picture, (ii) the Domestic Distribution Loans solely to finance 50% of the Domestic Distribution Expenses, but not more than 50% of the Formula Amount of Domestic Distribution Expenses for such Declared Qualifying Pictures, (iii) subject to availability, the Interest Loans solely to pay expenses of the Administrative Agent and the Waiver Agent and to finance interest on the Loans contemplated by clauses (i) and (ii), the Loans contemplated by clause b below and (b) with respect to the Junior Tranche, the proceeds of the Domestic Distribution Loans solely to finance 50% of the Domestic Distribution Expenses, but not more than 50% of the Formula Amount of Domestic Distribution Expenses (subject to the limitations set forth in Section 2.1(b)).

               SECTION 5.17. Security Agreements with the Guilds. Furnish to the
                             -----------------------------------
Administrative Agent duly executed copies of (i) each security agreement relating to a Picture entered into by the Borrower with any Guild and (ii) an intercreditor agreement (in form and substance satisfactory to the Administrative Agent) from the applicable guild with respect to the security interest and other rights granted to it pursuant to each such security agreement delivered to the Administrative Agent pursuant to clause (i) above.

               SECTION 5.18. Total Negative Cost Statements. (a) Deliver to the
                             ------------------------------
Administrative Agent and the Sponsor, (A) within 30 days after the Completion but no later than the acquisition of a Declared Qualifying Picture, a tentative statement of Total Negative Cost for such Declared Qualifying Picture updating of the information provided to the Administrative Agent in the Qualifying Picture Declaration, and (B) promptly upon availability but no later than 90 days after the Completion of a Declared Qualifying Picture, a certified final statement of Total Negative Cost for each Declared Qualifying Picture.

               (b) To the extent the final statement of Total Negative Cost Statement for a Declared Qualifying picture reflects an amount less than the statement of Total Negative Cost attached to the Qualifying Picture Declaration for such Declared Qualifying Picture, refund to the Administrative Agent an amount equal to the difference between the two Total Negative Cost Statements.

               SECTION 5.19. Cash Flow Insurance. Provide true and correct
                             -------------------
information in response to Section 1 of the Questionnaire delivered in connection with the Cash Flow Insurance and cooperate with the Insurers to the extent and in the manner requested by the Administrative Agent or the Insurers.

               SECTION 5.20. Reservation of Commitment. In each Qualifying
                             -------------------------
Picture Declaration the Borrower shall reserve (x) from the Total Senior Tranche Commitment an amount it anticipates will be needed to fund up to the Negative Cost Loan Value Cost plus 50% of the Domestic Distribution Expenses but not more
                     ----
than 50% of the Formula Amount of Domestic Distribution Expenses for that Declared Qualifying Picture which amount may be reserved or decreased by the Borrower as necessary and (y) from the Total Junior Tranche Commitment an amount it anticipates will be needed to fund 50% of the Domestic Distribution Expenses but not more than 50% of the Formula Amount of Domestic Distribution Expenses; provided, however, that after $40,000,000 in the aggregate of Domestic
--------  -------
Distribution Loans have been made under the Junior Tranche, only half of the then-available Junior Tranche Commitment shall be available for Domestic Distribution Loans, and an amount equal to the amount of such Domestic Distribution Loan shall be reserved under the Junior Tranche Commitment to fund the repayment of Domestic Distribution Loans under the Senior Tranche at Maturity (or at such earlier date that the Facility is terminated and such Loans become due and payable). From time to time thereafter, upon a determination by the Borrower that the amount actually needed to fund the Negative Cost Loan Value and/or the Domestic Distribution Expenses for such Declared Qualifying Picture is less than the amount initially reserved in the Qualifying Picture Declaration, the Borrower shall give notice thereof to the Administrative Agent. To the extent such notice indicates that either the amount originally requested to fund the Negative Cost Loan Value exceeds the amount actually needed to fund such portion of the Total Negative Cost or that the Domestic Distribution Reserve exceeds the Domestic Distribution Expenses for that Declared

Qualifying Picture and such film has been Completed, the Administrative Agent shall decrease the amount reserved to fund such portion of the Total Negative Cost or the L/C Exposure and/or the Domestic Distribution Reserve for that Declared Qualifying Picture by an amount equal to such excess.


6.  NEGATIVE COVENANTS

               From the date hereof and for so long as the Commitments shall be in effect or any amount remains outstanding under the Notes or any Letter of Credit shall remain outstanding or any Obligations remain unpaid or unsatisfied, the Borrower agrees that, unless the Required Lenders shall otherwise consent in writing, it will not:

               SECTION 6.1. Limitations on Indebtedness. Incur, create, assume
                            ---------------------------
or suffer to exist any preferred stock or Indebtedness or permit any partnership or joint venture in which the Borrower is a general partner to incur create, assume or suffer to exist any Indebtedness other than:

               (a) the Indebtedness represented by the Notes and the other Obligations;

               (b) liabilities for the acquisition of a Declared Qualifying Picture incurred in the ordinary course of business and not otherwise prohibited hereunder; and

               (c) Guarantees permitted pursuant to Section 6.3; and

               (d) Obligations to Certificate Holders under the Trust Agreement.

               SECTION 6.2. Limitations on Liens. Incur, create, assume or
                            --------------------
suffer to exist any Lien on its revenue stream, property or assets, whether now owned or hereafter acquired, except:

               (a) Liens pursuant to written security agreements (in form and substance acceptable to the Administrative Agent) in favor of guilds or unions if required pursuant to terms of collective bargaining agreements; provided that such guilds have entered into an intercreditor agreement
  -------------
  with the Administrative Agent reasonably satisfactory in all respects to the Administrative Agent;

               (b) deposits under worker's compensation, unemployment insurance, old-age pensions and other Social Security laws or to secure statutory obligations or surety or appeal bonds or performance or other similar bonds incurred in the ordinary course of business (other than Completion Guarantees);

               (c) Liens for taxes, assessments or other governmental charges or levies due and payable, the validity or amount of which is currently being contested in good faith by appropriate proceedings pursuant to the terms of Section 5.12 hereof;

               (d) Liens arising out of attachments, judgments or awards as to which an appeal or other appropriate proceedings for contest or review are timely commenced (and as to which foreclosure and other enforcement proceedings shall not have been commenced (unless fully bonded or otherwise effectively stayed)) and as to which appropriate reserves have been established in accordance with GAAP;

               (e) the Liens of the Administrative Agent for the benefit of itself, the Fronting Bank, the Lenders under this Credit Agreement, the other Fundamental Documents and other documents contemplated hereby and thereby;

               (f) Liens arising by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights with respect to deposit accounts of the Borrower; and

               (g) A silent second Lien in favor of the Certificate Holders, subordinated to the Obligations pursuant to the Equity Subordination Agreement.

               SECTION 6.3. Limitation on Guarantees. Provide any Guaranty,
                            ------------------------
either directly or indirectly, except guaranties to the Administrative Agent, the Fronting Bank and the Lenders.

               SECTION 6.4. Limitations on Investments. Create, make or incur
                            --------------------------
any Investment, other than (i) the Declared Qualifying Pictures, (ii) the purchase of Cash Equivalents, and (iii) other Investments consented to by the Administrative Agent.

               SECTION 6.5. Restricted Payments. Declare, make or incur any
                            -------------------
liability to make any Restricted Payments other than the Quarterly Payment Amount to the Certificate Holders.

               SECTION 6.6. Limitations on Leases. Create, incur or assume
                            ---------------------
combined lease expense.

               SECTION 6.7. Consolidation, Merger, Sale or Purchase of Assets,
                            -------------------------------------------------
Etc. Whether in one transaction or a series of transactions, wind up,
---
liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, or sell or otherwise dispose of any item of Collateral or agree to do or suffer any of the foregoing except as provided in Section 5(g) of the Sponsor Agreement or as otherwise contemplated by the Fundamental Documents.

     SECTION 6.8. Sale and Leaseback. Enter into any arrangement with any
                  ------------------
Person or Persons, whereby in contemporaneous transactions the Borrower sells essentially all of its right, title and interest in any Picture and acquires or licenses the right to distribute or exploit such Picture in media and markets accounting for substantially all the value of such Picture, unless such arrangement does not impair the security interest of the Administrative Agent for the benefit of itself, the Fronting Bank and the Lenders and is evidenced by documentation acceptable to the Required Lenders.

     SECTION 6.9. Places of Business; Change of Name. Change the location
                  ----------------------------------
of its chief executive office or principal place of business or any of the locations where it keeps any material portion of the Collateral or its books and records with respect to the Collateral or change its name without in each case
(i) giving the Administrative Agent written notice within 30 days following such change and (ii) filing any additional Uniform Commercial Code financing statements, and such other documents requested by the Administrative Agent to maintain perfection of the security interest of the Administrative Agent for the benefit of itself, the Fronting Bank and the Lenders in the Collateral.

     SECTION 6.10. Limitations on Capital Expenditures. Make or incur on
                   -----------------------------------
any obligation to make Capital Expenditures.

     SECTION 6.11. Transactions with Affiliates. Effect any transaction
                   ----------------------------
with the Sponsor or its Affiliates (other than pursuant to the Fundamental Documents) on a basis less favorable to the Borrower than would have been the case if such transaction had been effected on an arms-length basis.

     SECTION 6.12. Prohibition of Amendments or Waivers. (a) Amend,
                   ------------------------------------
alter, modify, terminate or waive, or consent to any amendment, alteration, modification or waiver of the Sponsor Agreement, Distribution Agreement, the Artisan Agreements, the Master Film Purchase Agreement and any other Fundamental Document.

     SECTION 6.13. Expenses. Incur any expense other than the cost to
                   --------
acquire a Declared Qualifying Picture and other obligations under Fundamental Documents and the Trust Agreement and items which the Sponsor is obligated to pay.

     SECTION 6.14. No Change in Business. Engage in any business
                   ---------------------
activities other than financing, acquisition and distribution (through the Sponsor or such other distributor with whom the Administrative Agent has entered into a distribution agreement pursuant to Section 7.3) of Declared Qualifying Pictures.

     SECTION 6.15. ERISA. The Borrower shall not sponsor, maintain or
                   -----
contribute to, and at no time will have an obligation or duty to sponsor, maintain or contribute to, any Plan, whether or not set forth in writing, whether or not insured, and whether covering one or more

Persons, and will not incur any liability to any Person, including without limitation, under ERISA, the Code or any other Applicable Law, with respect to or in connection with any Plan.

     SECTION 6.16. Subsidiaries. Create any direct or indirect
                   ------------
Subsidiary.

     SECTION 6.17. Hazardous Materials. Cause or permit any of its
                   -------------------
properties or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance in all material respects with all applicable Environmental Laws, nor release, discharge, dispose or of permit or suffer any release or disposal as a result of any intentional act or omission on its part of Hazardous Materials onto any such property or asset in material violation of any Environmental Law.

     SECTION 6.18. Use of Proceeds of Loans and Requests for Letters of
                   ----------------------------------------------------
Credit. Use the proceeds of Loans or request any Letter of Credit hereunder
------
other than for the purposes set forth in, and as required by, Section 5.16 hereof.

7.  EVENTS OF DEFAULT

     SECTION 7.1. Events of Default. In the case of the happening and
                  -----------------
during the continuance of any of the following events (herein called "Events of
                                                                      ---------
Default"):
-------

     (a) any representation or warranty made by the Borrower in this Credit Agreement or any other Fundamental Document or in connection with this Credit Agreement or with the execution and delivery of the Notes or the Borrowings hereunder, or any statement or representation made in any report, financial statement, certificate or other document furnished by or on behalf of the Borrower to the Administrative Agent, the Fronting Bank or any Lender under or in connection with this Credit Agreement or any Fundamental Document shall prove to have been false or misleading in any material respect when made, deemed to be made or delivered;

     (b) default shall be made in the payment of any principal of or interest on the Notes or of any fees or other amounts payable by the Borrower hereunder, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise and, in the case of payments of any amounts other than principal, such default shall continue unremedied for three (3) Business Days after receipt by the Borrower of an invoice therefor;

     (c) default shall be made by the Borrower in the due observance or performance of any covenant, condition or agreement contained in Section 5.4 or
Article 6 of this Credit Agreement;

     (d) default shall be made with respect to any payment of any Indebtedness of the Borrower when due or the performance of any other obligation incurred in connection with any such Indebtedness, if the effect of such default is to accelerate the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to become due prior to its stated maturity and such default shall not be remedied, cured, waived or consented to by the holder of such Indebtedness within the period of grace with respect thereto;

     (e) the Borrower or the Sponsor shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or the Borrower or the Sponsor shall commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property or shall file an answer or other pleading in any such case, proceeding or other action admitting the material allegations of any petition, complaint or similar pleading filed against it or consenting to the relief sought therein; or the Borrower or the Sponsor shall take any action to authorize any of the foregoing;

     (f) any involuntary case, proceeding or other action against the Borrower or the Sponsor shall be commenced seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of any order for relief against it or (ii) shall remain undismissed for a period of thirty (30) days;

     (g) final judgment(s) for the payment of money shall be rendered against the Borrower which within thirty (30) days from the entry of such judgment shall not have been discharged or stayed pending appeal or which shall not have been discharged or bonded in full within thirty (30) days from the entry of a final order of affirmance on appeal;

     (h)   a Sponsor Default shall occur;

     (i) default shall be made by the Borrower in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Credit Agreement, or any other Fundamental Document, and such default shall continue unremedied for thirty (30) consecutive days after the Borrower obtains knowledge of such occurrence;

     (j) a Reportable Event relating to a failure to meet minimum funding standards or an inability to pay benefits when due shall have occurred with respect to any Plan under the control of the Borrower and shall not have been remedied within thirty (30) days after the occurrence of such Reportable Event; or a trustee shall be appointed by a United States District Court to administer such Plan, or the PBGC shall institute proceedings to terminate such Plan, and the Administrative Agent shall have notified the Borrower that the Required Lenders have made a determination that on the basis of such Reportable Event, appointment of trustee or commencement of proceedings, there are reasonable grounds to believe that such occurrence would have a Material Adverse Effect or would materially and adversely affect the ability of the Borrower to perform its obligations under this Credit Agreement or the Notes; or

     (k)   any Fundamental Document shall, for any reason, not be or shall cease to be in full force and effect except as provided herein or therein or shall be declared null and void or any of the Fundamental Documents shall not give or shall cease to give the Administrative Agent the Liens, rights, powers and privileges with respect to the Collateral purported to be created thereby in favor of the Administrative Agent for the benefit of itself, the Fronting Bank, and the Lenders, superior to and prior to the rights of all third Persons (except to the extent expressly permitted herein or therein) and subject to no other Liens (except to the extent expressly permitted herein or therein) other than by actions of the Administrative Agent, the Fronting Bank or any Lender, provided that no such defect in the Fundamental Documents shall give rise to an
--------
Event of Default under this clause (k) unless such defect or such failure shall affect Collateral that is or should be subject to a Lien in favor of the Administrative Agent having an aggregate value in excess of $500,000 and, if such defect or failure can be remedied by the Borrower, such defect or failure is not promptly remedied after notice by the Administrative Agent to the Borrower; or

     (l) the failure of the Borrower to satisfy the Minimum Number of Qualifying Pictures Requirement and the United States Theatrical Release Requirement, and such failure shall not be cured pursuant to, and in accordance with, the Sponsor Agreement;

then, in every such event and at any time thereafter during the continuance of such event, the Administrative Agent may, or if directed by the Required Lenders shall, take either or both of the following actions, at the same or different times: terminate forthwith the Commitments and/or declare the principal of and the interest on the Loans and the Notes and all other amounts payable hereunder or thereunder to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything in this Credit Agreement or in the Notes to the contrary notwithstanding. If an Event of Default specified in paragraphs (e) or (f) above shall have occurred with respect to the Borrower, the Commitments shall automatically terminate and the Loans and the Notes shall automatically become due and payable, both as to interest and principal, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything in this Credit Agreement or the Notes to the contrary notwithstanding. Notwithstanding anything set forth herein, the Administrative Agent may unless objected to by the Required Lenders, in its sole discretion, elect to treat any Event of Default hereunder as a suspension event in which case, instead of exercising the remedies set forth above, the Administrative Agent may suspend any further Borrowings hereunder until such time as such suspension event has been cured or ceased to be; PROVIDED, HOWEVER, that the exercise of a suspension remedy shall not prevent the Administrative Agent from exercising the other remedies contemplated above. Such remedies shall be in addition to any other remedy available to the Administrative Agent, the Fronting Bank and the Lenders pursuant to the Sponsor Agreement or Applicable Law or otherwise.

Notwithstanding anything contained herein, if an Event of Default shall have occurred and be continuing, or at any other time that any Obligations are outstanding, the Sponsor may at its election and sole discretion (but without any obligation to do so) purchase all outstanding Obligations from the Lenders for a purchase price equal to the outstanding principal of the Loans, plus accrued interest thereon and accrued and unpaid fees and, with regard to outstanding Letters of Credit, shall provide cash collateral, and any other amounts payable hereunder to the Lenders, the Administrative Agent, the Waiver Agent or the Fronting Bank, and upon such purchase each Lender and the Administrative Agent hereby agrees to assign to the Sponsor all of its right, title and interest herein and under the Notes and to execute an Assignment and Acceptance, all at the expense of the Sponsor.

     SECTION 7.2. Sponsor Defaults. In the case of the happening and
                  ----------------
during the continuance of any of the following events (herein called "Sponsor Defaults):

     (a) the failure of the Sponsor to have satisfied any of its obligations under the Sponsor Agreement or the Intercreditor Agreement in any material respect including, but not limited to, the failure of the Sponsor to purchase the Declared Qualifying Pictures if the Sponsor fails to meet the Minimum Number of Qualifying Pictures Requirement as set forth in the Sponsor Agreement, or to pay liquidated damages for failing to fulfill the United States Theatrical Release Requirement and such default shall not have been cured pursuant to, and in accordance with, the terms of the Sponsor Agreement or the Intercreditor Agreement, as applicable;

     (b) the failure of the Sponsor to have satisfied any of its obligations under the Distribution Agreement in any material respect and such default shall not have been cured pursuant to, and in accordance with, the terms of the Distribution Agreement including, but not limited to, the failure of the Sponsor in its capacity as distributor under the Distribution Agreement to make payment of the portion of the Gross Receipts which is to be paid to the Administrative Agent for the benefit of the Lenders in accordance with the terms of the Sponsor Agreement to satisfy the Obligations; or

     (c)   a Change in Control or Change in Management;

then, in addition to the rights and remedies set forth in Section 7.1, in every such event and at any time thereafter during the continuance of such event, the Administrative Agent may, or if directed by the Required Lenders shall, (i) terminate forthwith the Commitments as to any amounts not currently outstanding hereunder at the time of such termination, (ii) as provided in the Sponsor Agreement, may terminate the Distribution Agreement and (iii) be entitled to funds in the Master Collection Account as set forth in Section 4 of the Intercreditor Agreement.

     SECTION 7.3. Suspension Events. In the case of the happening and
                  -----------------
during the continuance of any of the following events (herein called "Suspension Events"):

     (a) any representation or warranty in any Fundamental Document or otherwise in connection with this Credit Agreement, or any statement or representation made in any report, financial statement, certificate or other document furnished by the Sponsor or on behalf of itself or the Borrower to the Administrative Agent, the Fronting Bank or any Lender under or in connection with any Fundamental Document shall prove to have been false or misleading in any material respect when made, deemed to be made or delivered;

     (b) the holder of any Indebtedness of the Sponsor shall have accelerated the maturity of such Indebtedness; or

     (c) final judgment(s) for the payment of money shall be rendered against the Sponsor in an amount in excess of $500,000 which within thirty (30) days from the entry of such judgment shall not have been discharged or stayed pending appeal or which shall not have been discharged or bonded in full within thirty (30) days from the entry of a final order of affirmance on appeal;

then, in every such event and at any time thereafter during the continuance of such event, the Administrative Agent may, or if directed by the Required Lenders shall (i) suspend the Commitments in whole or the portion thereof not related to films theretofore delivered to the Borrower, (ii) to the extent that Letters of Credit have been issued with regard to Declared Qualifying Pictures that have not yet been delivered to the Borrower, accept delivery thereof on the satisfaction of the drawing requirements specified in the appropriate Letters of Credit and enter into distribution agreements with other persons to distribute such additional films and for films theretofore delivered and apply all the proceeds thereof not retained by the relevant distributor to the repayment of the Obligations in a manner consistent with Section 7 of the Sponsor Agreement and (iii) eliminate any allocations to the Sponsor under Section 7 of the Sponsor Agreement with respect to films theretofore delivered other than as set forth in Sections 7(a)(ii), 7(a)(iii), 7(a)(iv), 7(b)(ii) and 7(b)(iii) thereof.

8.  GRANT OF SECURITY INTEREST; REMEDIES

     SECTION 8.1. Security Interests. The Borrower, as security for the
                  ------------------
due and punctual payment of the Obligations, hereby mortgages, pledges, assigns, transfers, sets over, conveys and delivers to the Administrative Agent (for the benefit of itself, the Lenders and the Fronting Bank) and grants to the Administrative Agent (for the benefit of itself, the Lenders and the Fronting
Bank) a security interest in the Collateral.

     SECTION 8.2. Use of Collateral. So long as no Event of Default shall
                  -----------------
have occurred and be continuing and subject to the various provisions of this Credit Agreement and the other Fundamental Documents, the Borrower may use the Collateral in any lawful manner except as otherwise provided hereunder and in the other Fundamental Documents.

     SECTION 8.3. Collection Accounts. (a) On or before the Initial
                  -------------------
Funding Date, the Borrower will establish a collection account (the "AFI Collection Account") which shall be in the name of the Administrative Agent (for the benefit of the Lenders) and under the sole dominion and control of the Administrative Agent and into which all proceeds attributable to all Declared Qualifying Pictures as set forth in the Allocation Certificates shall be transferred from the Master Collection Account. Upon agreement between the Administrative Agent and the Borrower the AFI Collection Account may also serve as the Cash Collateral Account.

     (b)   The Borrower shall cause the Sponsor and the other Artisan
Entities to direct by Notice of Assignment and Irrevocable Instructions the Sponsor or any other successors or other Persons who become licenses, buyers or account debtors of the Sponsor or other Artisan Entities with respect to any items included in the Collateral to make payments to the Artisan Entities in connection with Declared Qualifying Pictures to the Master Collection Account.

     (c) The Borrower will execute such documentation as may be reasonably required by the Administrative Agent in order to effectuate the provisions of this Section 8.3.

     (d) In the event the Borrower receives payment of any portion of the Gross Receipts or any other proceeds of the Collateral, the Borrower shall promptly remit such payment or proceeds to the Master Collection Account to be applied in accordance with the terms of the Intercreditor Agreement and the Sponsor Agreement.

     (e) The AFI Collection Account shall be maintained with the Administrative Agent.

     (f) The balance in the Master Collection Account which represents proceeds of Gross Receipts shall be transferred to the Collection Account in accordance with the Intercreditor Agreement and shall then be applied in accordance with Section 7 of the Sponsor Agreement and Section 4 of the Intercreditor Agreement; provided, however, that, if the application pursuant to
                         --------  -------
Section 7 of the Sponsor Agreement would result in the prepayment of a Eurodollar Loan and a loss described in Section 2.9(c) hereof, then the provisions of Section 2.9(f) hereof shall apply (unless the Borrower otherwise instructs with respect to Section 2.9).

     SECTION 8.4. Borrower to Hold in Trust. Upon the occurrence and
                  -------------------------
during the continuance of an Event of Default, the Borrower will, upon receipt by it of any revenue, income, profits or other sums in which a security interest is granted by this Article 8, payable pursuant to any agreement or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the sum in trust for the Administrative Agent, segregate such sum from their own assets and forthwith, without any notice or demand whatsoever (all notices, demands, or other actions on the part of the Administrative Agent being expressly waived), endorse, transfer and deliver any such sums or instruments or both, to the Administrative Agent to be applied to the repayment of the Obligations in accordance with the provisions of Section
8.7 hereof.

     SECTION 8.5. Collections, etc. Upon the occurrence and during the
                  ----------------
continuance of an Event of Default, the Administrative Agent may, or if directed by the Required Lenders shall, in its sole discretion, in its name or in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but shall be under no obligation so to do, or the Administrative Agent may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Borrower. The Administrative Agent will not be required to take any steps to preserve any rights against prior parties to the Collateral. If the Borrower fails to make any payment or take any action required under this
Article 8, the Administrative Agent may make such payments and take all such actions as the Administrative Agent reasonably deems necessary to protect the Lenders' security interests in the Collateral and/or the value thereof, and the Administrative Agent is hereby authorized (without limiting the general nature of the authority herein above conferred) to pay, purchase, contest or compromise any Liens that in the reasonable judgment of the Administrative Agent appear to be equal to, prior to or superior to the security interests of the Lenders in the Collateral and any Liens not expressly permitted by this Credit Agreement.

     SECTION 8.6. Possession, Sale of Collateral, etc. Upon the
                  -----------------------------------
occurrence and during the continuance of an Event of Default, the Administrative Agent (on behalf of itself and the Lenders) may, or if directed by the Required Lenders shall, enter upon the premises of the Borrower or wherever the Collateral may be, and take possession of the Collateral, and may demand and receive such possession from any Person who has possession thereof, and the Administrative Agent (on behalf of itself and the Lenders) may take such measures as they deem necessary or proper for the care or protection thereof, including the right to remove all or any portion of the Collateral, and with or without taking such possession may sell or cause to be sold, whenever the Administrative Agent (on behalf of itself and the Lenders) shall decide, in one or more sales or parcels, at such prices as the Administrative Agent (on behalf of itself and the Lenders) may deem appropriate, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except 10 days' written notice to the Borrower of the time and place of any such public sale or sales and such other notices as may be required by Applicable Law and cannot be waived), and neither the Administrative Agent nor the Lenders shall have any liability should the proceeds resulting from a private sale be less than the proceeds realizable from a public sale, and the Administrative Agent, the Lenders or any other Person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of the Borrower, any such demand, notice, claim, right or equity being hereby expressly waived and released. At any sale or sales made pursuant to this Article 8, the Administrative Agent and the Lenders may bid for or purchase, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of the Borrower, any such demand, notice, claim, right or equity being hereby expressly waived and released, any part of or all of the Collateral offered for sale, and may make any payment on account thereof by using any claim for moneys then due and payable to the Administrative Agent and the Lenders by the Borrower hereunder as a credit against the purchase price. The Administrative Agent and the Lenders shall in any such sale make no representations or warranties with respect to the Collateral or any part thereof, and neither the Administrative Agent nor any Lender shall be chargeable with any of the obligations or liabilities of the Borrower. The Borrower hereby agrees (i) that it will indemnify and hold the Administrative Agent and the Lenders harmless from and against any and all claims with respect to the Collateral asserted before the taking of actual possession or control of the relevant Collateral by the Administrative Agent (on behalf of itself and the Lenders) pursuant to this Article 8, or arising out of any act of, or omission to act on the part of, any party (other than the Administrative Agent or Lenders) prior to such taking of actual possession or control by the Administrative Agent (on behalf of itself and the Lenders) (whether asserted before or after such taking of possession or control), or arising out of any act on the part of the Borrower, or its agents before or after the commencement of such actual possession or control by the Administrative Agent (on behalf of itself and the Lenders), but excluding therefrom all claims with respect to the Collateral resulting from the gross negligence or willful misconduct of any of the Administrative Agent, the Fronting Bank or the Lenders; and (ii) neither the Administrative Agent nor any Lender shall have liability or obligation to the Borrower arising out of any such claim except for acts of willful misconduct or gross negligence. Subject only to the lawful rights of third parties, any Laboratory which has possession of any of the Collateral is hereby constituted and appointed by the Borrower as pledgeholder for the Administrative Agent and the Lenders and, upon the occurrence of an Event of Default, each such pledgeholder is hereby authorized (to the fullest extent permitted by Applicable Law) to sell all or any portion of the Collateral upon the order and direction of the Administrative Agent, and the Borrower hereby waives any and all claims, for damages or otherwise, for any action taken by such pledgeholder in accordance with the terms of the UCC not otherwise waived hereunder. In any action hereunder, the Administrative Agent (on behalf of itself and the Lenders) shall be entitled if permitted by Applicable Law to the appointment of a receiver without notice, to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver. Notwithstanding the foregoing, upon the occurrence of an Event of Default, and during the continuation of such Event of Default, the Administrative Agent (on behalf of itself and the Lenders) shall be entitled to apply, without prior notice to the Borrower, any cash or cash items constituting Collateral in the possession of the Administrative Agent (on behalf of itself and the Lenders) to payment of the Obligations in accordance with Section 7 of the Sponsor Agreement.

     SECTION 8.7. Application of Proceeds on Default. During the
                  ----------------------------------
continuance of an Event of Default, subject to the provisions of Section 7(c) of the Sponsor Agreement, the balances in the Chase Clearing Account, Collection Account, Cash Collateral Account(s), or in any account of the Borrower with the Administrative Agent or any Lender which constitutes part of the Collateral, all other income on the Collateral, and all proceeds from any sale of the Collateral by the Administrative Agent pursuant hereto shall be applied first toward payment of the reasonable out-of-pocket costs and expenses paid or incurred by the Administrative Agent in enforcing this Credit Agreement, in realizing on or protecting any Collateral and in enforcing or collecting any Obligations or any Guaranty thereof, including, without limitation, court costs and the reasonable attorney's fees and expenses incurred by the Administrative Agent and then to the payment in full of the Obligations in such order and with regard to each source allocated in the manner set forth under Section 7 of the Sponsor Agreement; provided, however, that, the Administrative Agent may in its
           --------  -------
discretion apply funds comprising the Collateral to pay the cost of making delivery to the distributors of a Declared Qualifying Picture. Any amounts remaining after such payment in full shall be remitted to the Borrower or as a court of competent jurisdiction may otherwise direct; and provided, further,
                                                          --------  -------
that both the Senior Tranche Lenders and the Junior Tranche Lenders hereby agree that to the extent either group receives proceeds or income on the Collateral to which it is not entitled hereunder it shall deliver such proceeds or income to the party so entitled as herein set forth.

     SECTION 8.8. Power of Attorney. Upon the occurrence and during the
                  -----------------
continuance of an Event of Default which is not waived in writing by the Required Lenders, (a) the Borrower does hereby irrevocably make, constitute and appoint the Administrative Agent or any of its officers or designees its true and lawful attorney-in-fact with full power in the name of the Administrative Agent or such other Person to receive, open and dispose of all mail addressed to the Borrower, and to endorse any notes, checks, drafts, money orders or other evidences of payment relating to the Collateral that may come into the possession of the Administrative Agent with full power and right to cause the mail of such Persons to be transferred to the Administrative Agent's own offices or otherwise, and to do any and all other acts necessary or proper to carry out the intent of this Credit Agreement and the grant of the security interests hereunder and under the Fundamental Documents, and the Borrower hereby ratifies and confirms all that the Administrative Agent or its substitutes shall properly do by virtue hereof; (b) the Borrower does hereby further irrevocably make, constitute and appoint the Administrative Agent or any of its officers or designees its true and lawful attorney-in-fact in the name of the Administrative Agent or the Borrower (i) to enforce all of the Borrower's rights under and pursuant to all agreements with respect to the Collateral, all for the sole benefit of the Administrative Agent (for the benefit of itself, the Fronting Bank and the Lenders) and to enter into such other agreements (as may be lawful and without breach of contract) as may be necessary or appropriate in the reasonable judgment of the Administrative Agent to complete the distribution or exploitation of any Declared Qualifying Picture, (ii) to execute such other and further mortgages, pledges and assignments of the Collateral, and related instruments or agreements, as the Administrative Agent may reasonably require for the purpose of perfecting, protecting, maintaining or enforcing the security interests granted to the Administrative Agent on behalf of the Lenders hereunder, and (iii) to do any and all other things necessary or proper to carry out the intention of this Credit Agreement and the grant of the security interests hereunder and under the other Fundamental Documents. The Borrower hereby ratifies and confirms in advance all that the Administrative Agent as such attorney-in-fact or its substitutes shall properly do by virtue of this power of attorney.

     SECTION 8.9. Financing Statements, Direct Payments. The Borrower
                  -------------------------------------
hereby authorizes the Administrative Agent to file UCC financing statements and any amendments thereto (provided, that so long as an Event of Default shall not have occurred and be continuing, the Administrative Agent shall first request the Borrower to take such action before taking such action on its own) or continuations thereof, any Copyright Security Agreement, any Copyright Security Agreement Supplement and any other appropriate security documents or instruments and to give any notices necessary or desirable to perfect the Lien of the Administrative Agent on behalf of itself and the Lenders on the Collateral, in all cases without the signatures of the Borrower or to execute such items as attorney-in-fact for the Borrower; provided, that the Administrative Agent shall provide copies of any such documents or instruments to the Borrower. The Borrower further authorizes the Administrative Agent upon the occurrence of an Event of Default, and during the continuation of such Event of Default, to notify any account debtors that all sums payable to the Borrower relating to the Collateral shall be paid directly to the Administrative Agent.

     SECTION 8.10. Further Assurances. Upon the request of the
                   ------------------
Administrative Agent, the Borrower hereby agrees to duly and promptly execute and deliver, or cause the Sponsors or their Affiliates to duly execute and deliver, at the cost and expense of the Borrower, such further instruments as may be necessary or proper, in the reasonable judgment of the Administrative Agent, to carry out the provisions and purposes of this Article 8, necessary, in the reasonable judgment of the Administrative Agent, to perfect and preserve the Liens of the Administrative Agent for the benefit of itself, the Fronting Bank and the Lenders hereunder and under the Fundamental Documents, and in the Collateral or any portion thereof.

     SECTION 8.11. Termination. The security interests granted under this
                   -----------
Article 8 shall terminate when all Obligations have been fully paid and performed and the Commitments shall have terminated and all outstanding Letters of Credit have expired or been terminated or canceled. Upon request by the Borrower (and at the sole expense of the Borrower) after such termination, the Administrative Agent will take all reasonable action and do all things reasonably necessary, including executing UCC termination statements, Pledgeholder Agreement terminations, termination letters to account debtors and copyright reassignments, to release the security interest granted to it hereunder.

     SECTION 8.12. Remedies Not Exclusive. The remedies conferred upon or
                   ----------------------
reserved to the Administrative Agent in this Article 8 are intended to be in addition to, and not in limitation of, any other remedy or remedies available to the Administrative Agent. Without limiting the generality of the foregoing, the Administrative Agent and the Lenders shall have all rights and remedies of a secured creditor under Article 9 of the UCC.

     SECTION 8.13. Quiet Enjoyment. The Administrative Agent, the
                   ---------------
Fronting Bank and the Lenders acknowledge that their security interest hereunder is subject to the rights of Quiet Enjoyment of the Sponsor under the Distribution Agreement and the licensees of the Artisan Entities to the extent set forth in Section 19 of the Intercreditor Agreement.

     SECTION 8.14. Continuation and Reinstatement. The Borrower further
                   ------------------------------
agrees that the security interest granted hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof of any Obligation is rescinded or must otherwise be restored by the Administrative Agent or the Lenders upon the bankruptcy or reorganization of the Borrower or otherwise.

     SECTION 8.15. Release of Collateral. So long as no Event of Default
                   ---------------------
has occurred and is continuing, upon the purchase from the Borrower of a Declared Qualifying Picture by the Sponsor under the Sponsor Agreement, sale or other disposition in accordance with this Agreement of any property or assets constituting Collateral, the security interests granted under this Agreement and under any other Fundamental Document in such property shall terminate and be released. In connection with any such release, and at the Borrowers' expense, the Administrative Agent will take all reasonable action and do all things reasonably necessary, including executing UCC termination statements, Pledgeholder Agreement terminations, termination letters to account debtors and copyright reassignments, to effectuate any such release.

9.  CASH COLLATERAL ACCOUNT

     SECTION 9.1. Cash Collateral Accounts. On or prior to the Closing
                  ------------------------
Date, there shall be established with the Administrative Agent a collateral account in the name of the Administrative Agent (the "Cash Collateral Account"),
                                                      -----------------------
into which the Borrower shall from time to time deposit amounts pursuant to the express provisions of this Credit Agreement requiring or permitting such deposits. Except to the extent otherwise provided in this Article 9, the Cash Collateral Account shall be under the sole dominion and control of the Administrative Agent.

     SECTION 9.2. Investment of Funds. (a) The Administrative Agent is
                  -------------------
hereby authorized and directed to invest and reinvest the funds from time to time deposited in the Cash Collateral Account, so long as no Event of Default has occurred and is continuing, on the instructions of the Borrower (provided that such notice may be given verbally to be confirmed promptly in writing) or, if the Borrower shall fail to give such instruction upon delivery of any such funds, in the sole discretion of the Administrative Agent, provided that in no
                                                           --------
event may the Borrower give instructions to the Administrative Agent to, or may the Administrative Agent in its discretion, invest or reinvest funds in the Cash Collateral Account in other than Cash Equivalents described in clause (i) of the definition of Cash Equivalents, or described in clauses (ii) and (iii) of the definition of Cash Equivalents to the extent issued by The Chase Manhattan Bank.

     (b) Any net income or gain on the investment of funds from time to time held in the Cash Collateral Account, shall be retained by the Administrative Agent as a part of the Cash Collateral Account and any net loss on any such investment shall be charged against the Cash Collateral Account.

     (c)   None of the Administrative Agent, the Fronting Bank or the
Lenders shall be a trustee for the Borrower, or shall have any obligations or responsibilities, or shall be liable for anything done or not done, in connection with the Cash Collateral Account, except as expressly provided herein and except that the Administrative Agent shall have the obligations of a secured party under the UCC. The Administrative Agent, the Fronting Bank and the Lenders shall not have any obligation or responsibilities and shall not be liable in any way for any investment decision made pursuant to this Section 9.2 or for any decrease in the value of the investments held in the Cash Collateral Account.

     SECTION 9.3. Grant of Security Interest. For value received and to
                  --------------------------
induce the Fronting Bank to issue Letters of Credit and the Lenders to make Loans from time to time to the Borrower and to acquire participations in Letters of Credit as provided for in this Credit Agreement, as security for the payment of all of the Obligations, the Borrower hereby assigns to the Administrative Agent (for the benefit of itself, the Fronting Bank and the Lenders), and grants to the Administrative Agent (for the benefit of itself, the Fronting Bank and the Lenders), a first and prior Lien upon the Borrower's rights in and to the Cash Collateral Account, all cash, documents, instruments and securities from time to time held therein, and all rights pertaining to investments of funds in the Cash Collateral Account and all products and proceeds of any of the foregoing. All cash, documents, instruments and securities from time to time on deposit in the Cash Collateral Account, and all rights pertaining to investments of funds in the Cash Collateral Accounts shall immediately and without any need for any further action on the part of the Borrower, the Fronting Bank and any Lender or the Administrative Agent, become subject to the Lien set forth in this
Section 9.3, be deemed Collateral for all purposes hereof and be subject to the provisions of this Credit Agreement.

     SECTION 9.4. Remedies. At any time during the continuation of an
                  --------
Event of Default, the Administrative Agent may sell any documents, instruments and securities held in the Cash Collateral Account and may immediately apply the proceeds thereof and any other cash held in the Cash Collateral Account in accordance with Section 9.2.

10.  THE ADMINISTRATIVE AGENT AND THE FRONTING BANK

     SECTION 10.1. Administration by Administrative Agent. (a) The
                   --------------------------------------
general administration of the Fundamental Documents and any other documents contemplated by this Credit Agreement shall be by the Administrative Agent or its designees except as specifically set forth in Section 10.9 hereof. Except as otherwise expressly provided herein each of the Lenders hereby irrevocably authorizes the Administrative Agent, at its discretion, to take or refrain from taking such actions as Administrative Agent on its behalf and to exercise or refrain from exercising such powers under the Fundamental Documents, the Notes and any other documents contemplated by this Credit Agreement as are expressly delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except as set forth in the Fundamental Documents.

     (b) The Lenders and the Fronting Bank hereby authorize and direct the Administrative Agent on behalf of the Lenders and the Fronting Bank to accept each Qualifying Picture Declaration (and related ancillary documentation as contemplated by such Qualifying Picture Declaration) with respect to each Qualifying Picture.

     (c) The Lenders and the Fronting Bank hereby authorize the Administrative Agent (in its sole discretion):

           (i) in connection with the sale or other disposition of any asset included in the Collateral, including a Declared Qualifying Picture that is ultimately determined not to be a Qualifying Picture and as to which the Sponsor has repaid all Loans and other Obligations in connection with such Declared Qualifying Picture undertaken in accordance with the terms of this Credit Agreement to release a Lien granted to it (for the benefit of the Administrative Agent, the Fronting Bank and the Lenders) on such asset and/or release the Borrower from its Obligations hereunder relating thereto;

           (ii) to determine that the cost to the Borrower is disproportionate to the benefit to be realized by the Administrative Agent, the Fronting Bank and the Lenders by perfecting a Lien in a given asset or group of assets included in the Collateral and that the Borrower should not be required to perfect such Lien in favor of the Administrative Agent for the benefit of itself, the Fronting Bank and the Lenders;

           (iii) to appoint subagents to be the holder of record of a Lien to be granted to the Administrative Agent for the benefit of itself, the Fronting Bank and the Lenders;

           (iv) to confirm in writing the right of Quiet Enjoyment of licensees pursuant to the terms of Section 8.13 and Section 11 of the Intercreditor Agreement;

           (v) to enter into intercreditor and/or guild subordination agreements on terms acceptable to the Administrative Agent with the unions and/or the guilds with respect to the security interests in favor of such unions and/or guilds required pursuant to the terms of the collective bargaining agreements; and

           (vi) to accept commitments from Persons which satisfy the definition "Eligible Assignee" for the remaining $37,500,000 of Senior Tranche Commitment not committed to as of the date hereof.

           (vii) The Lenders and the Fronting Bank hereby authorize the Administrative Agent on behalf of the Lenders and the Fronting Bank to enter into any Other Intercreditor Agreements on terms acceptable to the Administrative Agent.

           (viii) The Lenders and the Fronting Bank hereby authorize the Administrative Agent on behalf of the Lenders and the Fronting Bank to accept "The Limey" as a Declared Qualifying Picture in writing on or before December 15, 1999.

     SECTION 10.2. Payments. All payments received out of Gross Receipts
                   --------
shall be applied to repay the Obligations in accordance with Section 7 of the Sponsor Agreement. All payments from funds other than Gross Receipts the application of which is provided for in either the Intercreditor Agreement or the Sponsor Agreement shall be applied to repay the Obligations in accordance with the terms thereof. All payments received from the Cash Flow Insurance shall be applied to repay Obligations under the Senior Tranche. Any other amounts received by the Administrative Agent in connection with this Credit Agreement or the Notes the application of which is not otherwise provided for, shall be applied, in accordance with each of the Lenders' Percentages, first, to pay accrued but unpaid Unused Commitment Fees, second, to pay accrued but unpaid interest on the Notes in accordance with the amount of outstanding Loans owed, first to each Senior Tranche Lender and then to each Junior Tranche Lender, third, to pay the principal balance outstanding on the Notes (with amounts payable on the principal balance outstanding on the Notes in accordance with each Lender's Percentage) first to each Senior Tranche Lender, and then to each Junior Tranche Lender, fourth to satisfy or provide Cash Collateral for all Obligations relating to the Letters of Credit, and fifth, to pay other amounts payable to the Administrative Agent. All amounts to be paid to any of the Lenders by the Administrative Agent shall be credited to the Lenders, after collection by the Administrative Agent, in immediately available funds either by wire transfer or deposit in such Lender's correspondent account with the Administrative Agent, or as such Lender and the Administrative Agent shall from time to time agree.

     SECTION 10.3. Sharing of Setoffs and Cash Collateral. Each of the
                   --------------------------------------
Lenders agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower, including, but not limited to, a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender under any applicable bankruptcy, insolvency or other similar law, or otherwise, obtain payment in respect of its Loans as a result of which the unpaid portion of its Loans and L/C Exposure is proportionately less than the unpaid portion of any of the other Lenders (a) it shall promptly purchase at par (and shall be deemed to have thereupon purchased) from such other Lenders a participation in the Loans or Letters of Credit of such other Lenders, so that the aggregate unpaid principal amount of each of the Lenders' Loans and its participation in Loans and Letters of Credit of the other Lenders shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding and L/C Exposure as the principal amount of its Loans and L/C Exposure prior to the obtaining of such payment was to the principal amount of all Loans outstanding and L/C Exposure prior to the obtaining of such payment and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the Lenders share such payment pro rata. If all or any portion of such excess payment is thereafter recovered from the Lender which originally received such excess payment, such purchase (or portion thereof) shall be canceled and the purchase price restored to the extent of such recovery. The Borrower expressly consents to the foregoing arrangements and agree that any Lender or Lenders holding (or deemed to be holding) a participation in a Note or Letters of Credit may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender or Lenders as fully as if such Lender or Lenders held a Note and was the original obligee thereon or was the issuer of the Letter of Credit, in the amount of such participation. None of the foregoing shall require any of the Senior Tranche Lenders to purchase any participation in the Junior Tranche Commitment.

     SECTION 10.4. Notice to the Lenders. Upon receipt by the
                   ---------------------
Administrative Agent or the Fronting Bank from the Borrower of any communication calling for an action on the part of the Lenders, or upon notice to the Administrative Agent of any Event of Default, the Administrative Agent or the Fronting Bank will in turn immediately inform the other Lenders in writing (which shall include facsimile communications) of the nature of such communication or of the Event of Default, as the case may be.

     SECTION 10.5. Liability of Administrative Agent; Waiver Agent;
                   ------------------------------------------------
Fronting Bank. (a) The Administrative Agent, the Waiver Agent or the Fronting
-------------
Bank, when acting on behalf of the Lenders, may execute any of its duties under this Credit Agreement or the other Fundamental Documents by or through its officers, agents, or employees and neither the Administrative Agent, the Waiver Agent, the Fronting Bank nor their respective officers, Administrative Agents or employees shall be liable to the Lenders or any of them for any action taken or omitted to be taken in good faith, nor be responsible to the Lenders or to any of them for the consequences of any oversight or error of judgment, or for any loss, unless the same shall happen through its gross negligence or willful misconduct. The Administrative Agent, the Waiver Agent, the Fronting Bank and their respective directors, officers, Administrative Agents, and employees shall in no event be liable to the Lenders or to any of them for any action taken or omitted to be taken by it pursuant to instructions received by it from the Required Lenders or in reliance upon the advice of counsel selected by it with reasonable care. Without limiting the foregoing, neither the Administrative Agent, the Waiver Agent, the Fronting Bank nor any of their respective directors, officers, employees, or agents shall be responsible to any of the Lenders for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any statement, warranty, or representation in, or for the perfection of any security interest contemplated by, this Credit Agreement or any related agreement, document or order, or shall be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower or the Borrower of the terms, conditions, covenants, or agreements of this Credit Agreement or any related agreement or document.

     (b)   The Administrative Agent, as Administrative Agent for the
Lenders hereunder, the Waiver Agent, the Fronting Bank, any Lender or any of their respective directors, officers, employees, or agents shall have no responsibility to the Borrower on account of the failure or delay in performance or breach by any other of such parties of its obligations under this Credit Agreement or the Notes or any related agreement or document or in connection herewith or therewith.

     (c)   The Administrative Agent, as Administrative Agent for the
Lenders hereunder, and the Waiver Agent as Waiver Agent for the Lenders shall be entitled to rely on any communication, instrument, or document reasonably believed by it to be genuine or correct and to have been signed or sent by a Person or Persons believed by it to be the proper Person or Persons, and it shall be entitled to rely on advice of legal counsel, independent public accountants, and other professional advisers and experts selected by it.

     SECTION 10.6. Reimbursement and Indemnification. Each of the Lenders
                   ---------------------------------
agrees (i) to reimburse each of the Administrative Agent and the Waiver Agent in accordance with such Lender's Pro Rata Share of the Total Commitment, for any expenses and fees incurred for the benefit of the Lenders under the Fundamental Documents, including, without limitation, counsel fees and compensation of Administrative Agents and employees paid for services rendered on behalf of the Lenders, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by the Borrower, (ii) to indemnify and hold harmless each of the Administrative Agent and the Waiver Agent and any of its directors, officers, employees, or Administrative Agents, on demand, in accordance with each Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of the Fundamental Documents or any action taken or omitted by it or any of them under the Fundamental Documents to the extent not reimbursed by the Borrower (except such as shall result from its gross negligence or willful misconduct) and (iii) to indemnify and hold harmless the Fronting Bank and any of its directors, officers, employees, or Administrative Agents, on demand, in the amount of its Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of the issuance of any Letters of Credit or the failure to issue Letters of Credit if such failure or issuance was at the direction of the Required Lenders (except as shall result from the gross negligence or willful misconduct of the Person to be reimbursed, indemnified or held harmless, as applicable). To the extent indemnification payments made by the Lenders pursuant to this Section 10.6 are subsequently recovered by the Administrative Agent, Waiver Agent or the Fronting Bank from the Borrower, the Administrative Agent, the Waiver Agent, or the Fronting Bank, as the case may be, will promptly refund such previously paid indemnity payments to the Lenders.

     SECTION 10.7. Rights of Administrative Agent; Waiver Agent. It is
                   --------------------------------------------
understood and agreed that each of the Administrative Agent and the Waiver Agent shall have the same rights and powers as a Lender hereunder (including the right to give such instructions) as the other Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be party, and engage in other transactions with the Borrower, as though it were not the Administrative Agent or the Waiver Agent, as applicable, of the Lenders or the Fronting Bank under this Credit Agreement.

     SECTION 10.8. Independent Investigation by Lenders. Each of the
                   ------------------------------------
Lenders acknowledges that it has decided to enter into this Credit Agreement and to make the Loans and participate in the Letters of Credit hereunder based on its own analysis of the transactions contemplated hereby and of the creditworthiness of the Borrower and agrees that the Administrative Agent, Waiver Agent and the Fronting Bank shall bear no responsibility therefor.

     SECTION 10.9. Duties of Waiver Agent; Agreement of Required Lenders.
                   -----------------------------------------------------
Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Required Lenders, action shall be taken by the Waiver Agent for and on behalf or for the benefit of all Lenders upon the direction of the Required Lenders and any such action shall be binding on all Lenders. No amendment, modification, consent or waiver shall be effective except in accordance with the provisions of Section 11.10 hereof.

     SECTION 10.10. Notice of Transfer. The Administrative Agent and the
                    ------------------
Waiver Agent may deem and treat any Lender which is a party to this Credit Agreement as the owner of such Lender's respective portions of the Loans and participations in Letters of Credit for all purposes, unless and until a written notice of the assignment or transfer thereof executed by any such Lender shall have been received by the Administrative Agent and the Administrative Agent shall have given notice thereof to the Waiver Agent and become effective in accordance with Section 11.3 hereof.

     SECTION 10.11. Successor Administrative Agent The Administrative
                    ------------------------------
Agent may resign at any time by giving ten (10) days prior written notice thereof to the Lenders and the Borrower, but such resignation shall not become effective until acceptance by a successor Administrative Agent of its appointment pursuant hereto; provided, however, that the Administrative Agent
                             --------  -------
may resign whether or not a successor Administrative Agent has been appointed if the Sponsor has purchased all of the outstanding Obligations hereunder in accordance with the terms of the Sponsor Agreement. Upon any such resignation, the retiring Administrative Agent shall consult with the Borrower and promptly appoint a successor Administrative Agent from among the Lenders which is experienced and sophisticated in entertainment industry lending, provided that such replacement is reasonably acceptable (as evidenced in writing) to the Required Lenders. If no successor Administrative Agent shall have been so appointed by the retiring Administrative Agent and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation, the Borrower may appoint a successor Administrative Agent (which successor may be replaced by the Required Lenders; provided that such replacement is experienced and is sophisticated in entertainment industry lending and reasonably acceptable to the Borrower), which shall be either a Lender or a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $250,000,000 and which is experienced and sophisticated in entertainment industry lending. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Credit Agreement, the other Fundamental Documents and any other credit documentation. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Credit Agreement.

     SECTION 10.12. Successor Waiver Agent The Waiver Agent may resign at
                    ----------------------
any time by giving ten (10) days prior written notice thereof to the Lenders and the Borrower, but such resignation shall not become effective until acceptance by a successor Waiver Agent of its appointment pursuant hereto. Upon any such resignation, the retiring Waiver Agent shall consult with the Borrower and promptly appoint a successor Waiver Agent from among the Lenders which is experienced and sophisticated in entertainment industry lending, provided that such replacement is reasonably acceptable (as evidenced in writing) to the Required Lenders. If no successor Waiver Agent shall have been so appointed by the retiring Waiver Agent and shall have accepted such appointment, within 30 days after the retiring Waiver Agent's giving of notice of resignation, the Borrower may appoint a successor Waiver Agent (which successor may be replaced by the Required Lenders; provided that such replacement is experienced and is sophisticated in entertainment industry lending and reasonably acceptable to the Borrower), which shall be either a Lender or a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $250,000,000 and which is experienced and sophisticated in entertainment industry lending. Upon the acceptance of any appointment as Waiver Agent hereunder by a successor Waiver Agent, such successor Waiver Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Waiver Agent, and the retiring Waiver Agent shall be discharged from its duties and obligations under this Credit Agreement, the other Fundamental Documents and any other credit documentation. After any retiring Waiver Agent's resignation hereunder as Waiver Agent, the provisions of this Article 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Waiver Agent under this Credit Agreement.

     SECTION 10.13. Successor Fronting Bank. The Fronting Bank may resign
                    -----------------------
at any time by giving ten (10) days' prior written notice thereof to the Lenders and the Borrower, but such resignation shall not become effective until acceptance by a successor Fronting Bank of its appointment pursuant hereto. Upon any such resignation, the retiring Fronting Bank shall consult with the Borrower and promptly appoint a successor Fronting Bank from among the Lenders, provided that such replacement is reasonably acceptable (as evidenced in writing) to the Required Lenders and the Borrower and has a credit rating at least as high as that of the Fronting Bank. If no successor Fronting Bank shall have been so appointed by the retiring Fronting Bank and shall have accepted such appointment, within 30 days after the retiring Fronting Bank's giving of notice of resignation, the Borrower may appoint a successor Fronting Bank (which successor may be replaced by the Required Lenders; provided that such replacement is experienced and is sophisticated in entertainment industry lending and reasonably acceptable to the Borrower and has a credit rating at least as high as that of the Fronting Bank), which shall be either a Lender or a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $250,000,000 and which is experienced and sophisticated in entertainment industry lending. Upon the acceptance of any appointment as Fronting Bank hereunder by a successor Fronting Bank, such successor Fronting Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Fronting Bank, and the retiring Fronting Bank shall be discharged from its duties and obligations under this Credit Agreement, the other Fundamental Documents and any other credit documentation, except with respect to Letters of Credit which are outstanding at the time of the resignation unless the successor Fronting Bank replaces the retiring Fronting Bank as the issuing bank on such Letters of Credit. The Borrower and each Lender hereby agrees that each will use its commercially reasonable efforts to replace any such outstanding Letters of Credit issued by the retiring Fronting Bank. After any retiring Fronting Bank's resignation hereunder as Fronting Bank, the provisions of this Article 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Fronting Bank under this Credit Agreement.

11.  MISCELLANEOUS

     SECTION 11.1. Notices. Notices and other communications provided for
                   -------
herein shall be in writing and shall be delivered or mailed (or if by telegram, delivered to the telegraph company and, if by telex, graphic scanning or other telegraphic or facsimile communications equipment of the sending party hereto, delivered by such equipment) addressed, if to the Administrative Agent, the Fronting Bank or The Chase Manhattan Bank, to it at 270 Park Avenue, 37th Floor, New York, New York 10017, Attn: Joan Fitzgibbon, facsimile no.: (212) 270-4164, with a copy to Chase Securities Inc., 1800 Century Park East, Suite 400, Los Angeles, California 90067, Attn: Christa Thomas, facsimile no.: (310) 788-5627 or if to the Borrower c/o the Sponsor at 2700 Colorado Avenue, Santa Monica, California 90404-3521, Attn: General Counsel, facsimile no.: (310) 255-3840, if to the Waiver Agent to it at 1185 Avenue of the Americas, 16th Floor, New York, NY 10036, Attn: Eric Meyer facsimile no.: (212) 819-6202 or if to a Lender, to it at its address set forth on the signature page, or such other address as such party may from time to time designate by giving written notice to the other parties hereunder. Any failure of the Administrative Agent or a Lender giving notice pursuant to this Section 11.1, to provide a courtesy copy to a party as provided herein, shall not affect the validity of such notice. All notices and other communications given to any party hereto in accordance with the provisions of this Credit Agreement shall be deemed to have been given on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or when delivered to the telegraph company, charges prepaid, if by telegram, or upon receipt by such party, if by any telegraphic or facsimile communications equipment, in each case addressed to such party as provided in this Section 11.1 or in accordance with the latest unrevoked written direction from such party.

     SECTION 11.2. Survival of Agreement, Representations and Warranties,
                   ------------------------------------------------------
etc. All warranties, representations and covenants made by the Borrower herein
---
or in any certificate or other instrument delivered by it or on its behalf in connection with this Credit Agreement shall be considered to have been relied upon by the Administrative Agent and the Lenders and, except for any terminations, amendments, modifications or waivers thereof in accordance with the terms hereof, shall survive the making of the Loans and issuance of the Letters of Credit herein contemplated and the execution and delivery to the Administrative Agent of the Notes regardless of any investigation made by the Administrative Agent or the Lenders or on their behalf and shall continue in full force and effect so long as any amount due or to become due hereunder is outstanding and unpaid and so long as any Letter of Credit remains outstanding and so long as the Commitments have not been terminated. All statements in any such certificate or other instrument shall constitute representations and warranties by the Borrower hereunder.

     SECTION 11.3. Successors and Assigns; Syndications; Loan Sales;
                   -------------------------------------------------
Participations. (a) Whenever in this Credit Agreement any of the parties hereto
--------------
is referred to, such reference shall be deemed to include the successors and assigns of such party (provided, however, that the Borrower may not assign its
                       --------  -------
rights hereunder without the prior written consent of the Administrative Agent, the Fronting Bank and all of the Lenders), and all covenants, promises and agreements by or on behalf of the Borrower which are contained in this Credit Agreement shall inure to the benefit of the successors and assigns of the Administrative Agent, the Fronting Bank and the Lenders.

     (b) Each of (i) the Senior Tranche Lenders may (but only with the prior written consent of the Administrative Agent and the Fronting Bank, which consent shall not be unreasonably withheld) and (ii) the Junior Tranche Lenders with the consent of the Required Lenders (which for this purpose does not include any of the Junior Tranche Lenders) which consent shall not be unreasonably withheld, assign to an Eligible Assignee all or a portion of its interests, rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Commitment and with regard to each tranche the same portion of all Loans at the time owing to it and the Notes held by it and its obligations and rights with regard to any Letter of Credit); provided, however, that (i) each assignment shall be of a constant, and not a
--------  -------
varying, percentage of the assigning Lender's rights and obligations under each tranche of this Credit Agreement, (ii) each assignment shall be in a minimum Commitment amount (or at any time after the Commitment Termination Date, minimum Loan amount) equal to $5,000,000 before giving effect to any optional decreases in Total Senior Tranche Commitment and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,500 to be paid to the Administrative Agent by the assigning Lender or the Eligible Assignee. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be not earlier than five Business Days after the date of acceptance and recording by the Administrative Agent, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and

Acceptance, have the rights and obligations of a Lender hereunder and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Credit Agreement except that notwithstanding such assignment any rights and remedies available to the Borrower for any breaches by such assigning Lender of its obligations hereunder while a Lender shall be preserved after such assignment and such Lender shall not be relieved of any liability to the Borrower due to any such breach (and, in the case of an Assignment and Acceptance covering all or the remaining portion of the assigning Lender's rights and obligations under this Credit Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding the provisions of the first sentence of this Section 11.3(b), the consent of the Required Lenders to an assignment by the Junior Tranche Lenders shall not be required once the Junior Lenders have made the Loans contemplated by Section 2.1(d).

     (c) Notwithstanding the other provisions of this Section 11.3, each Lender may at any time make an assignment of its interests, rights and obligations under this Credit Agreement to (i) any Affiliate of such Lender or
(ii) any other Lender hereunder.

     (d) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Fundamental Documents or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Fundamental Documents; (iii) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 5.1(a) and 5.1(b) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the assigning Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement; (v) such assignee appoints and authorizes the Administrative Agent and the Fronting Bank to take such action as the Administrative Agent or the Fronting Bank on its behalf and to exercise such powers under this Credit Agreement as are delegated to the Administrative Agent or the Fronting Bank by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will be bound by the provisions of this Credit Agreement and will perform in accordance with its terms all of the obligations which by the terms of this Credit Agreement are required to be performed by it as a Lender.

     (e) The Administrative Agent shall maintain at its address at which notices are to be given to it pursuant to Section 11.1 a copy of each Assignment and Acceptance and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent, Waiver Agent, the Fronting Bank and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of the Fundamental Documents. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (f) Subject to the foregoing, upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee together with any Notes subject to such assignment, and the processing and recordation fees the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in the form of Exhibit G hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt written notice thereof to the Borrower. Within five (5) Business Days after receipt of the notice, the Borrower, at its own expense, shall execute and deliver to the Lender, in exchange for the surrendered Notes, new Notes to the order of such assignee in an amount equal to the Commitments assumed by it pursuant to such Assignment and Acceptance and new Notes to the order of the assigning Lender in an amount equal to the Commitments retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such retained Commitment, shall be dated the date of the surrendered Notes and shall otherwise be in substantially the forms of Exhibits A-1 and A-2 hereto. In addition the Borrower will promptly, at its own expense, execute such amendments to the Fundamental Documents to which each is a party and such additional documents, and take such other actions as the Administrative Agent or the assignee Lender may reasonably request in order to give such assignee Lender the full benefit of the Liens contemplated by the Fundamental Documents.

     (g) Each of the (i) Lenders may without the consent of the Borrower sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Commitment and the Loans owing to it and the Note or Notes held by it and its participation in Letters of Credit) and (ii) Senior Tranche Lenders shall without the consent of the Borrower sell (based on their Pro Rata Share of the outstanding Senior Tranche Exposure) participations to each of the Insurers who have prepaid any claim for a Declared Qualifying Picture as set forth under the Cash Flow Insurance in an amount equal to each such Insurers' prepayment of such claim; provided, however, that (i) any such
                                         --------  -------
Lender's obligations under this Credit Agreement shall remain unchanged, (ii) such participant shall not be granted any voting rights under this Credit Agreement, except with respect to proposed decreases to interest rates and changes in amounts of Commitments, extension of final maturity of Loans, releases of all or substantially all the Collateral and decreases in fees (as applicable to such participant), (iii) any such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iv) the participating banks or other entities shall be entitled to the cost protection provisions contained in Sections 2.9(b), 2.10 and 2.13(e) hereof but a participant shall not be entitled to receive pursuant to such provisions an amount larger than its share of the amount to which the Lender granting such participation would have been entitled and (v) the Borrower, the Administrative Agent, the Waiver Agent, the Fronting Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement.

     (h) The Lenders may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.3, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to the Administrative Agent by or on behalf of the Borrower; provided that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree, by executing a confidentiality letter in form and substance equivalent to the confidentiality letter executed by the Lenders in connection with information received by such Lenders relating to this transaction to preserve the confidentiality of any confidential information relating to the Borrower received from such Lender.

     (i) Any assignment pursuant to paragraph (a) or (b) of this Section
11.3 shall constitute an amendment of the Schedule of Commitments as of the effective date of such assignment.

     (j) Any Lender may at any time and, without the consent of the Borrower, from time to time pledge or otherwise grant a security interest in any Loan or in any of the Notes evidencing such Loans (or any part thereof) to any Federal Reserve Bank.

     SECTION 11.4. Expenses; Documentary Taxes. Whether or not the
                   ---------------------------
transactions hereby contemplated shall be consummated, the Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Fronting Bank, Chase Securities Inc. or the Waiver Agent in connection with performance of due diligence by the Administrative Agent or the Waiver Agent in connection with the transactions hereby contemplated and the syndication, preparation, execution, delivery, waiver or modification and administration of this Credit Agreement and any other documentation contemplated hereby, the Notes and the making of the Loans and the Letters of Credit, including but not limited to any internally allocated audit costs, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent and the Fronting Bank, and any other counsel that the Administrative Agent, the Waiver Agent or the Fronting Bank shall retain, and the reasonable fees and expenses of technical or other consultants engaged by the Administrative Agent. Such payments shall be made on the date of execution of this Credit Agreement and thereafter on demand. In addition, the Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Lenders in the enforcement or protection of the rights of the Lenders in connection with this Credit Agreement, the Notes or the Letters of Credit, and with respect to any action which may be instituted by any Person other than the Borrower or any Lender against the Administrative Agent, the Waiver Agent, the Fronting Bank or any Lender in respect of the foregoing, or as a result of any transaction, action or non-action arising from the foregoing, including but not limited to the reasonable fees and disbursements of any counsel for the Lenders. Such payments shall be made on demand after the date of execution of this Credit Agreement. The Borrower agrees that it shall indemnify the Administrative Agent, the Waiver Agent, the Fronting Bank and the Lenders from and hold them harmless against any documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Credit Agreement, the Notes or the issuance of Letters of Credit. The obligations of the Borrower under this Section 11.4 shall survive the termination of this Credit Agreement and/or the payment of the Loans and/or the expiration of the Letters of Credit.

     SECTION 11.5. Indemnification of the Administrative Agent, the
                   ------------------------------------------------
Waiver Agent, the Fronting Bank and the Lenders. The Borrower agrees (a) to
-----------------------------------------------
indemnify and hold harmless the Administrative Agent, the Waiver Agent, the Fronting Bank and the Lenders and their respective directors, officers, employees, trustees and agents (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever nature, and (b) to pay to the Administrative Agent, the Waiver Agent and the Fronting Bank an amount equal to the amount of all costs and expenses, including reasonable legal fees and disbursements, and with regard to both (a) and (b) growing out of or resulting from any litigation, investigation or other proceedings relating to the Collateral, this Credit Agreement, the Copyright Security Agreements, the Trademark Security Agreement, and the Letters of Credit, the making of the Loans, any attempt to audit, inspect, protect or sell the Collateral, or the administration and enforcement or exercise of any right or remedy granted to the Administrative Agent, the Waiver Agent, the Fronting Bank or Lenders hereunder or thereunder but excluding therefrom all claims, demands, losses, judgments, liabilities, costs and expenses arising out of or resulting from the gross negligence or willful misconduct of the Lenders, the Fronting Bank, the Waiver Agent or the Administrative Agent claiming indemnification hereunder. The foregoing indemnity agreement includes any reasonable costs incurred by the Administrative Agent, the Waiver Agent, the Fronting Bank or the Lenders in connection with any action or proceeding which may be instituted in respect of the foregoing by the Administrative Agent, the Waiver Agent or the Fronting Bank, or by any other Person either against the Lenders or in connection with which any officer, director, agent or employee of the Administrative Agent, the Waiver Agent, the Fronting Bank or the Lenders is called as a witness or deponent, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel to the Administrative Agent and the Fronting Bank, and any out-of-pocket costs incurred by the Administrative Agent, the Fronting Bank or the Lenders in appearing as a witness or in otherwise complying with legal process served upon them. Except as otherwise required by Applicable Law which may not be waived, the Lenders shall not be liable to the Borrower for any matter or thing in connection with this Credit Agreement other than their express obligations hereunder, including obligations to make Loans and account for moneys actually received by them in accordance with the terms hereof.

     Whenever the provisions of this Credit Agreement or any other
Fundamental Document provide that, if the Borrower shall fail to do any act or thing which it has covenanted to do hereunder, the Administrative Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and if the Administrative Agent does the same or causes it to be done, there shall be added to the Obligations hereunder the cost or expense incurred by the Administrative Agent in so doing, and any and all amounts expended by the Administrative Agent in taking any such action shall be repayable to it upon its demand therefor and shall bear interest at 4% in excess of the Alternate Base Rate from time to time in effect from the date advanced to the date of repayment.

     All indemnities contained in this Section 11.5 shall survive the expiration or earlier termination of this Credit Agreement and shall inure to the benefit of any Person who was a Lender notwithstanding such Person's assignment of all its Loans and Commitments.

     SECTION 11.6. CHOICE OF LAW. THIS CREDIT AGREEMENT AND THE NOTES
                   -------------
SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND, IN THE CASE OF PROVISIONS RELATING TO INTEREST RATES, ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 (THE "UNIFORM CUSTOMS") AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 11.7. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY
                   --------------------
APPLICABLE LAW WHICH CANNOT BE WAIVED, THE BORROWER HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS CREDIT AGREEMENT OR THE SUBJECT MATTER HEREOF OR ANY FUNDAMENTAL DOCUMENT, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE BORROWER ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE LENDERS THAT THE PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE LENDERS HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS CREDIT AGREEMENT AND ANY OTHER FUNDAMENTAL DOCUMENT. THE ADMINISTRATIVE AGENT, THE WAIVER AGENT, THE FRONTING BANK OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 11.7 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWER TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

     SECTION 11.8. No Waiver. No failure on the part of the
                   ---------
Administrative Agent, the Waiver Agent or any Lender or the Fronting Bank to exercise, and no delay in exercising, any right, power or remedy hereunder, under the Notes or any other Fundamental Document or with regards to Letters of Credit shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

     SECTION 11.9. Extension of Payment Date. Should any payment of
                   -------------------------
principal of or interest on the Notes or any other amount due hereunder become due and payable on a day other than a Business Day, the due date of such payment thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest shall be payable thereon at the rate herein specified during such extension.

     SECTION 11.10. Amendments, etc. No modification, amendment or waiver
                    ---------------
of any provision of this Credit Agreement or any other Fundamental Document, and no consent to any departure by the Borrower herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; provided, however, that
                                                       --------  -------
no such modification, waiver, consent or amendment shall, without the written consent of (a) each affected Lender, (i) change the Commitment of such Lender,
(ii) reduce the interest payable on such Lender's Loans, (iii) reduce the rate at which the Unused Commitment Fees are payable to such Lender or (iv) reduce the fees payable with respect to Letters of Credit issued hereunder as set forth in Sections 2.15(f)(i) and (ii) and (b) all Lenders, (i) amend or modify any provision of this Credit Agreement, if any, which expressly provides for the unanimous consent or approval of the Lenders, (ii) release a substantial portion of the Collateral (except as contemplated herein), (iii) extend the Maturity Date, (iv) amend the definition of "Required Lenders," (v) amend the definition of "Collateral" (and defined terms used in the definition of Collateral), or
(vi) amend or modify Section 2.1(f), 2.9(d), 2.15(a)(i), 2.15(i) or this Section
11.10. No such amendment or modification may adversely affect the rights and obligations of the Administrative Agent hereunder without its prior written consent or the rights and obligations of the Fronting Bank without its prior written consent. No notice to or demand on the Borrower shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances. Each holder of a Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not such Note shall have been marked to indicate such amendment, modification, waiver or consent and any consent by any holder of a Note shall bind any Person subsequently acquiring such Note, whether or not such Note is so marked.

     SECTION 11.11. Severability. Any provision of this Credit Agreement
                    ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 11.12. SERVICE OF PROCESS. THE BORROWER (THE "SUBMITTING
                    ------------------
PARTY") HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS CREDIT AGREEMENT (INCLUDING, BUT NOT LIMITED TO THE LETTERS OF CREDIT) OR THE SUBJECT MATTER HEREOF BROUGHT BY THE ADMINISTRATIVE AGENT, THE WAIVER AGENT, THE FRONTING BANK OR A LENDER OR ANY OF THEIR SUCCESSORS OR ASSIGNS IN EITHER OF THE ABOVE-REFERENCED FORUMS AT THE SOLE OPTION OF THE AGENT OR A LENDER. THE SUBMITTING PARTY TO THE EXTENT PERMITTED BY APPLICABLE LAW (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURTS, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS CREDIT AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, (B) HEREBY WAIVES THE RIGHT TO REMOVE ANY SUCH ACTION, SUIT OR PROCEEDING INSTITUTED BY THE ADMINISTRATIVE AGENT, THE WAIVER AGENT, THE FRONTING BANK OR A LENDER IN STATE COURT TO FEDERAL COURT, AND (C) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY OR OTHERWISE ARISE FROM THE SAME SUBJECT MATTER. THE SUBMITTING PARTY HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT ITS ADDRESS TO WHICH NOTICES ARE TO BE GIVEN PURSUANT TO SECTION 11.1 HEREOF. THE SUBMITTING PARTY AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE ADMINISTRATIVE AGENT, THE FRONTING BANK AND THE LENDERS. FINAL JUDGMENT AGAINST THE SUBMITTING PARTY IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (A) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND THE AMOUNT OF INDEBTEDNESS OR LIABILITY OF THE SUBMITTING PARTY THEREIN DESCRIBED OR
(B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION, PROVIDED, HOWEVER, THAT THE ADMINISTRATIVE AGENT, THE WAIVER
              --------  -------
AGENT, THE FRONTING BANK OR A LENDER MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE SUBMITTING PARTY OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE SUBMITTING PARTY OR SUCH ASSETS MAY BE FOUND.

     SECTION 11.13. Headings. Section headings used herein and the Table
                    --------
of Contents are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Credit Agreement.

     SECTION 11.14. Execution in Counterparts. This Credit Agreement may
                    -------------------------
be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

     SECTION 11.15. Entire Agreement. This Credit Agreement including the
                    ----------------
Exhibits and Schedules hereto represents the entire agreement of the parties with regard to the subject matter hereof, and the terms of any letters and other documentation entered into between any of the parties hereto (other than the Fee Letter) prior to the execution of this Credit Agreement which relate to Loans to be made hereunder shall be replaced by the terms of this Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and the year first written.

           BORROWER:

           ARTISAN FILM INVESTORS TRUST
           By Artisan Pictures Inc., as Designee


           By: /s/ Mark Curcio
               ------------------------------------------
               Name:    Mark Curcio
               Title:   CEO
               Address: c/o Artisan Pictures, Inc. at
               2700 Colorado Avenue
               Santa Monica, CA 90404-3521

           LENDERS:

           THE CHASE MANHATTAN BANK,


           By: /s/ Constance M. Coleman
               ------------------------------------------
               Name:    Constance M. Coleman
               Title:   Vice President
               Address: 270 Park Avenue,
                        37th Floor
                        New York, NY  10017
                        Attn:  John J. Huber III
                        Facsimile:  (212) 270-4584

           FLEET BANK, N.A.
           individually and as Waiver Agent


           By: /s/ Eric S. Meyer
               ------------------------------------------
               Name:    Eric S. Meyer
               Title:   Vice President
               Address: 1185 Avenue of the Americas
                        16th Floor
                        New York, NY  10036
                         Attn:
                        Facsimile:  (212) 819-6202

           SOCIETE GENERALE



           By: /s/ Brian McDonald
               ------------------------------------------
               Name:   Brian McDonald
               Title:  Vice President


           By: /s/ Maureen Kelly
               ------------------------------------------
               Name:    Maureen Kelly
               Title:
               Address: 2029 Century Park East
                        Suite 2900
                        Los Angeles, CA 90067
                         Attn:
                        Facsimile:  (310) 551-1537

           BANQUE NATIONALE DE PARIS



           By: /s/ Clive Bettles
               ------------------------------------------
               Name:   Clive Bettles
               Title:  Senior Vice President and Manager


           By: /s/ Janice Ho
               ------------------------------------------
               Name:    Janice Ho
               Title:   Vice President
               Address: 725 S. Figueroa Street
                        Suite 2090
                        Los Angeles, CA 90017
                         Attn:  Janice Ho
                        Facsimile:  (213) 488-9602

           NATEXIS BANQUE, BFCE



           By: /s/ Bennet C. Pozil
               ------------------------------------------
               Name:
               Title: Vice President and Group Manager, Entertainment Finance


           By: /s/ Mark A. Harrington
               ------------------------------------------
               Name:
               Title: Senior Vice President and Regional Manager
               Address: 660 South Figueroa Street
                        Suite 1400
                        Los Angeles, CA 90017
                         Attn:  Bennett Pozil
                        Facsimile:  (213) 627-2761


           DE NATIONALE INVESTERINGSBANK N.V.



           By: /s/ C. Mulder
               ------------------------------------------
               Name:
               Title: Legal Counsel

           By: Eric H. Skatease
               ------------------------------------------
               Name:
               Title: Senior Vice President
               Address: 4 Carnegieplein
                        2501 BH The Hague, 2517KG
                        The Netherlands
                         Attn:  Bert Habets
                        Facsimile:  011-3170--365-1071

           UNION BANK OF CALIFORNIA



           By:   /s/ Thomas P. Garry, Jr.
               ------------------------------------------
               Name:
               Title:   Vice President
               Address: 1901 Avenue of the Stars
                        Suite 120
                        Los Angeles, CA 90067
                         Attn:  Thomas P. Garry
                        Facsimile:  (310) 551-8952

           IMPERIAL BANK



           By:   /s/ Patrick Jack Lee
               ------------------------------------------
               Name:
               Title:   Vice President
               Address: 9777 Wilshire Boulevard
                        4th Floor
                        Beverly Hills, CA 90212
                         Attn:  Patrick Lee
                        Facsimile:  (310) 281-2476


           CITY NATIONAL BANK



           By:   /e/ Gwen T. Miller
               ------------------------------------------
               Name:
               Title:   Senior Vice Pesident
               Address: 400 North Roxbury Drive
                        4th Floor
                        Beverly Hills, CA 90210
                         Attn:  Norman Starr
                        Facsimile:  (310) 888-6159

           WELLS FARGO BANK



           By:   /s/ Patricia A. Dorsey
               ------------------------------------------
               Name:
               Title:   Vice President
               Address: 9600 Santa Monica Boulevard
                        Beverly Hills, CA 90210
                         Attn:  Patricia Dorsey
                        Facsimile:  (310) 285-5829

                                                                      SCHEDULE 1


-----------------------------------------------------------
                               Senior Tranche
Senior Tranche Lenders         Commitment       Percentage
-----------------------------------------------------------

The Chase Manhattan Bank       $ 20,000,000     16.32%
-----------------------------------------------------------

Fleet Bank                     $ 20,000,000     16.32%
-----------------------------------------------------------

Societe Generale               $ 15,000,000     12.22%

-----------------------------------------------------------

Banque Nationale de Paris      $ 15,000,000     12.22%

-----------------------------------------------------------

Natexis Banque                 $ 10,000,000      8.16%

-----------------------------------------------------------

De Nationale                   $ 10,000,000      8.16%
Investeringsbank N.V.

-----------------------------------------------------------

Union Bank of California       $ 10,000,000      8.16%

-----------------------------------------------------------

Imperial Bank                  $  7,500,000      6.12%

-----------------------------------------------------------

City National Bank             $  7,500,000      6.12%

-----------------------------------------------------------

Wells Fargo Bank               $  7,500,000      6.12%

-----------------------------------------------------------

Total Commitment               $122,500,000       100%

-----------------------------------------------------------



                               Junior Tranche
Junior Tranche Lenders         Commitment       Percentage
-----------------------------------------------------------

The Chase Manhattan Bank         40,000,000       100%

-----------------------------------------------------------

Total Commitment                 40,000,000       100%

-----------------------------------------------------------

                                                                 Schedule 3.7(a)

                         ITEMS OF PRODUCT; COPYRIGHTS
                         ----------------------------


NONE

                                                                 Schedule 3.7(b)
                                  TRADEMARKS
                                  ----------


NONE

                                                                    Schedule 3.8

                               FICTITIOUS NAMES
                               ----------------

NONE

                                                                   Schedule 3.10

               PRINCIPAL EXECUTIVE OFFICE/LOCATION OF COLLATERAL
               -------------------------------------------------


CHRISTIANA BANK AND TRUST COMPANY
3801 Kennett Pike
Greenville, New Castle County
Delaware 19807
Attn:  Corporate Trust Group
Facsimile number:  302-421-5815

                                                                   Schedule 3.11
                                  LITIGATION
                                  ----------

NONE

                                                                   Schedule 3.14


                                     TAXES
                                     -----

NONE

                                                                       Exhibit I

                           FORM OF SPONSOR AGREEMENT
                           -------------------------


     SPONSOR AGREEMENT (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Agreement") made as of October 13, 1999 by and among (i) Artisan Pictures Inc., a Delaware corporation (the "Sponsor"), (ii) Artisan Film Investors Trust, a Delaware business trust (the "Borrower"), (iii) Artisan Entertainment Inc., Artisan Music Inc., Artisan Home Entertainment Inc., Artisan Releasing Inc., Be Mine Productions, Inc., Beach Dance Productions, Inc., Detention Productions, Inc., Heatwave Productions, Inc., Live America Inc., Milk Mission Productions Inc., Sweet Time Productions, Inc., Vestron Inc., Wish Again Productions, Inc., Silent Development Corp., Tongue-Tied Inc., Film Holdings Co. together with the Sponsor, and any additional affiliates of the Sponsor who became guarantors under the Sponsor Credit Agreement (as hereinafter defined) the "Artisan Entities"), and (iv) The Chase Manhattan Bank, as Administrative Agent under the Credit Agreement defined below (the "Administrative Agent").

     Pursuant to that certain Credit and Security Agreement dated as of October 13, 1999 among the Borrower, the lenders referred to therein (the "Lenders"), The Chase Manhattan Bank, as Administrative Agent and Fronting Bank and Fleet Bank, as Waiver Agent (as such agreement may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), the Lenders have agreed, on the terms and conditions set forth in the Credit Agreement, to make Loans to the Borrower and The Chase Manhattan Bank, as Fronting Bank, has agreed to issue Letters of Credit in order to finance (i) not more than eighty percent (80%) of the Total Negative Cost of each Declared Qualifying Picture and (ii) the lesser of Domestic Distribution Expenses and the Formula Amount of Domestic Distribution Expenses (as such terms are defined in the Credit Agreement), all on the terms, and subject to the conditions, set forth therein.

     As a condition to entering into the Credit Agreement, the Lenders are requiring that the Sponsor provide the Lenders with certain agreements in connection with, among other things, (i) the advancing of certain financing fees and charges payable in connection with the Credit Agreement, (ii) the advancing of interest that accrues under the Credit Agreement through Final Maturity to the extent not financed by Loans under the Credit Agreement or paid out of the Gross Receipts (as that term is defined in Schedule 1 hereto), (iii) the funding of the portion of Domestic Distribution Expenses not financed by Loans under the Credit Agreement, (iv) the payment of the Distribution Fee Clawback (as that term is defined below), (v) the computation and accuracy of Total Negative Cost for each Qualifying Picture and the payment of the portion thereof not financed under the Credit Agreement, (vi) the satisfaction of the Minimum Number of Qualifying Pictures Commitment (as that term is defined in the Credit Agreement) and the United States Theatrical Release Requirement (as that term is defined below), (vii) the Most

Favored Nations Distribution Commitment (as that term is defined below), (viii) the No Adverse Selection Commitment (as that term is defined below), (ix) the application of Gross Receipts, (x) the exercise of audit rights, (xi) the performance by the Sponsor in its capacity as a distributor of its obligations under the Distribution Agreement, and (xii) Administrative Expense Commitment (as that term is defined below).

     Accordingly, in consideration of the premises and of the mutual agreements herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions. All capitalized terms not otherwise defined herein
          -----------
shall have the respective meanings set forth in the Credit Agreement. When used in this Agreement:

     "Administrative Expense Commitment" shall mean the obligation of the
      ---------------------------------
Sponsor (through Final Maturity) to pay or advance funds to the Borrower so that it can pay (unless already paid from some other source of funds) (i) all amounts payable to the State of Delaware necessary to maintain the Borrower's existence as a Delaware business trust, (ii) all amounts payable so the Borrower may qualify as a foreign business trust and maintain its good standing in jurisdictions (other than the State of Delaware) in which its activities require it to so qualify and (iii) all fees and expenses of Christiana Bank & Trust Company or its successor, as trustee of the Borrower, necessary to maintain the continued existence of the Borrower as a Delaware business trust and all Trustee Expenses as defined in the Trust Agreement to the extent not paid from Gross Receipts as set forth in Section 7(a)(ii) hereof.

     "AFI Collateral" shall mean with respect to each Artisan Entity all
      --------------
of such Artisan Entity's right, title and interest to the Declared Qualifying Pictures , including but not limited to goods, accounts, intercompany obligations, contract rights, documents, chattel paper, general intangibles, goodwill, equipment, inventory, investment property, instruments, copyrights, trademarks, trade names, insurance proceeds, cash and deposit accounts and any proceeds thereon, products thereof or income therefrom, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of the applicable Artisan Entity.

     "Artisan Entities Security Documents" shall mean any and all
      -----------------------------------
security documents and UCC Financing Statements which any of the Artisan Entities deliver to the Administrative Agent pursuant to Section 8 hereof to secure the Administrative Agent's interest in the Secured Obligations Collateral.

     "Artisan Film" shall mean any theatrical feature film controlled by
      ------------
the Sponsor or any of its Affiliates (whether or not meeting the criteria of a Qualifying Picture) but excluding (x) any films in which the Sponsor and its Affiliates have no economic risk for the negative cost and have given neither a minimum guarantee nor an advance commitment and (y) specialty films

(including direct to video, documentary or films that will have less than a 300 screen domestic theatrical release); provided, however, that notwithstanding the
                                     --------  -------
foregoing and its prior release, "The Limey" is an Artisan Film.

     "Canyon" shall mean CanPartners Investment IV, LLC.
      ------

     "Collection Agent" shall mean The Chase Manhattan Capital Fiduciary
      ----------------
Services Group or its successor as Collection Agent under the Intercreditor Agreement.

     "Declared Qualified Picture" shall have the meaning given such term
      --------------------------
in the Credit Agreement.

     "Designee" shall mean the Sponsor in its capacity as Designee under
      --------
the Trust Agreement.

     "Distribution Agreement" shall mean the Distribution Agreement dated
      ----------------------
as of the date hereof between the Borrower and the Sponsor in the form of Exhibit J to the Credit Agreement.

     "Distribution Fee Clawback" shall mean an amount equal to the lesser
      -------------------------
of (i) 70% of the aggregate amount of distribution fees paid and/or retained by the Sponsor under the Distribution Agreement with regard to Declared Qualifying Pictures (but limited to 66 2/3% with regard to territories (other than the United States, its territories and possessions) for which a sales agent's fee is payable to Summit Entertainment N.V. and/or Summit Entertainment LP), and (ii) the amount necessary to repay in full the outstanding Obligation under the Credit Agreement (including but not limited to providing cash collateral for L/C Exposure); provided, however, that any portion of the distribution fees paid to
           --------  -------
the Trustee or the Certificate Holders under 7(a)(ii), 7(a)(iii) or 7(b)(ii) hereof shall be deemed to be retained by the Sponsor for purposes of this definition, it being understood that the Administrative Agent's claim to the Sponsor Collateral to satisfy such payments is subject to the rights of the Sponsor Bank Group, Canyon and various other present and future secured creditors, as set forth in the Intercreditor Agreement. The amount of the Distribution Clawback shall be computed separately with regard to the Domestic Gross Receipts and the Foreign Gross Receipts.

     "Domestic Distribution Expenses" shall be as defined in Schedule 2
      ------------------------------
hereto.

     "Domestic Gross Receipts" shall mean the Gross Receipts derived from
      -----------------------
distribution within the United States and its territories and possessions.

     "Foreign Gross Receipts" shall mean the Gross Receipts derived from
      ----------------------
distribution outside the United States and its territories and possessions.

     "Formula Amount of Domestic Distribution Expenses" shall be as
      ------------------------------------------------
defined in the Credit Agreement.

     "Gross Receipts" shall be as defined in Schedule 1 hereto.
      --------------

     "Intercreditor Agreement" shall mean the Intercreditor Agreement
      -----------------------
dated as of October 13, 1999. among the Collection Agent, the Borrower, the Sponsor, the other Artisan Entities, the Administrative Agent and the Sponsor Agent in the form attached as Exhibit A hereto.

     "Minimum Number of Qualifying Pictures Requirement" shall be as
      -------------------------------------------------
defined in the Credit Agreement.

     "Most Favored Nations Distribution Commitment" shall mean the
      --------------------------------------------
obligations of the Sponsor pursuant to Section 5(e) hereof.

     "No Adverse Selection Commitment" shall mean the obligations of the
      -------------------------------
Sponsor pursuant to Section 4 hereof.

     "Non-Waterfall Amounts" shall have the meaning given such term in
      ---------------------
Section 7(d) hereof.

     "Quarterly Payment Amount" shall have the meaning given such term in
      ------------------------
the Trust Agreement.

     "Quarterly Payment Date" shall have the meaning given such term in
      ----------------------
the Trust Agreement.

     "Secured Obligations" shall be as defined in Section 8(a) hereof.
      -------------------

     "Secured Obligations Collateral" shall mean the Sponsor Collateral
      ------------------------------
and the AFI Collateral.

     "Sponsor Agent" shall mean The Chase Manhattan Bank as collateral
      -------------
agent for the Sponsor Bank Group and Canyon.

     "Sponsor Bank Group" shall mean the lenders party to the Sponsor
      ------------------
Credit Agreement.

     "Sponsor Collateral" shall mean all of the Collateral as such term
      ------------------
is defined in the Sponsor Credit Agreement other than AFI Collateral.

     "Sponsor Credit Agreement" shall have the meaning given such term in
      ------------------------
the Credit Agreement.

     "Subordinated Obligations" shall mean the right of the Sponsor or
      ------------------------
any other Artisan Entity to receive any indemnification payments or any other amounts because of breach of a representation, warranty, covenant or indemnity agreement from the Borrower under the Distribution Agreements or the Master Film Purchase Agreement.

     "Supported Obligations" shall be as defined in Section 3(a).
      ---------------------

     "Trust Account" shall have the meaning given such term in the Trust
      -------------
Agreement.

     "Trust Agreement" shall mean the trust agreement of the Borrower
      ---------------
dated as of October 13, 1999, in the form attached to the Credit Agreement as Exhibit L.

     "Trustee Expenses" shall have the meaning given such term in the
      ----------------
Trust Agreement.

     "United States Theatrical Release Requirement" shall mean that each
      --------------------------------------------
Declared Qualifying Picture shall have had a United States theatrical release at least 30 months before the Maturity Date and that at some point during the initial theatrical release period for such Declared Qualifying Picture, it shall have had 500 play weeks in at least 500 separate venues. A "play week" shall mean that the film was shown before paying audiences in a commercial theater, open to the public for at least seven consecutive days. Multiple credit will not be given for multiple screens at the same venue.

     "Video Expenses" shall be as defined in Schedule 3 hereto.
      --------------

     2.    Statement of Intent. The intent of the Fundamental Documents is
           -------------------
to provide for a transaction in which:

     (a) The Loans under the Credit Agreement will finance no more than 80% of Total Negative Cost of each Declared Qualifying Picture or such lesser amount as shall equal the Negative Cost Loan Value, and any portion thereof not financed by the Loans, by cash available from Gross Receipts as provided in
Section 7 hereof or by the Borrower from its equity will be financed by funds provided by the Sponsor on a current cash flow basis as each Declared Qualifying Picture is acquired.

     (b) Total Negative Cost, subject to the limitations in the definition thereof, is to be the net cost of each Declared Qualifying Picture after deduction for all discounts, recoveries, subsidies, rebates and net proceeds of tax benefit transactions, and any obligations contingent on market performance, which cost shall not include any load factors other than the premiums payable in connection with the Cash Flow Insurance, interest and the 5% addition provided for in that definition in the Credit Agreement for overhead and other costs; it being understood that (i) such premium may be paid directly to the broker for the Cash Flow Insurance or the Insurers and (ii) such 5% may be paid to the Sponsor pursuant to the Distribution Agreement for Declared Qualifying Pictures purchased from a producer which is not an Artisan Entity.

     (c) All value or other consideration received by the Borrower or the Sponsor and its Affiliates including the other Artisan Entities (including in their capacity as distributor or licensees of the distributor) from the exploitation of the Declared Qualifying Pictures (including coop advertising contributions, taxes withheld at the source and/or proceeds of subsidies) is to be included in Gross Receipts and Gross Receipts is to be applied as provided in
Section 7 hereof.

     (d) With regard to the AFI Collateral, the Lien granted to the Administrative Agent (for the benefit of itself, the Fronting Bank and the Lenders) is to be senior to any Lien granted to the Sponsor or any other Artisan Entity, subject to the right of "Quiet Enjoyment" of the Sponsor as distributor under Section 8.13 of the Credit Agreement and Section 19 of the Intercreditor Agreement so long as neither a Sponsor Default nor a Suspension Event has occurred.

     (e) The Sponsor has committed that the Minimum Qualifying Pictures Commitment, the No Adverse Selection Commitment and the Most Favored Nations Commitment will be satisfied.

     (f)   To the extent that there is an inconsistency between the terms of any Fundamental Document and the terms of this Agreement, the terms hereof are to govern; provided, however, that this Section 2(f) is for the benefit of
               --------  -------
the Administrative Agent, the Fronting Bank and the Lenders (and in case they pay a claim under the Cash Flow Insurance, the Insurers under their right of subrogation), and is not intended to change any rights among the Sponsor, the other Artisan Entities and the Borrower or to be in derogation of the rights of any other persons which are parties to the Intercreditor Agreement.

     (g) No provision of this agreement or any other Fundamental Document is intended to require the Lenders to make Loans or to issue Letters of Credit if Loans are not otherwise required to be made or Letters of Credit required to be issued under the Credit Agreement.

     (h)   All of the parties hereto are aware of the terms of the Cash
Flow Insurance. The Sponsor and the other Artisan Entities agree not to take any action inconsistent with the obligations of the Administrative Agent under the Cash Flow Insurance or which could result in the Insurers having a defense to their obligation to make payment of claims under the Cash Flow Insurance or which would otherwise entitle them to reject or void the Cash Flow Insurance and each of the Sponsor and the Artisan Entities understands that in making determinations under the Fundamental Documents, the Administrative Agent may be required to consult with, or obtain the consent of, the Insurers in order to protect its rights under the Cash Flow Insurance.

     (i) Notwithstanding anything to the contrary stated in the Trust Agreement or in the Fundamental Documents regarding the tax treatment of the Borrower and the Sponsor, it is the intention of the parties hereto that for purposes of creditors' rights issues and general accounting principles (a) the sale of a Declared Qualifying Picture from the producer thereof or the Sponsor to the Borrower pursuant to a Film Purchase Agreement be a true sale, (b) the Borrower be the owner of the Declared Qualifying Picture upon such sale and (c) the relationship between the Borrower and the Sponsor under the Distribution Agreement be one of licensor and licensee and the parties hereto agree to take such actions as are consistent with such treatment.

     3.    Obligation of Sponsor to Pay Certain Amounts.
           --------------------------------------------

     (a) Subject to the terms and conditions set forth herein, the Sponsor hereby agrees that after receipt of a written notice and request for funds from the Borrower or if the Borrower does not give such notice, from the Administrative Agent (in accordance with Section 3(c) below) or in the absence of such notice upon its having knowledge of the facts that would entitle the Borrower or the Administrative Agent to give such notice, it shall fund or advance to the Borrower subject to its rights of recoupment and/or repayment solely as set forth in Section 7 hereof (except with respect to (iv) and (v) below which amounts shall be funded directly to the Administrative Agent), the following:

           (i)    when due in connection with each Declared Qualifying
     Picture: (A) financing fees and charges, and interest under the Credit Agreement (to the extent in each case not paid from the Gross Receipts of the Declared Qualifying Picture or other funds available to the Borrower and, as to interest, to the extent financing is not available under the Credit Agreement, in each case accrued through (but not after) the Maturity Date and (B) Domestic Distribution Expenses in excess of amounts financed by Loans under the Credit Agreement and other distribution expenses for Declared Qualifying Pictures, including, without limitation, residuals and participations regardless of whether or not such expenses are recoupable or recouped under Section 7 below.

           (ii) subject to clause (iii) of this Section 3(a), contemporaneously with the making of Loans or the issuance of Letters of Credit in connection with the acquisition of a Declared Qualifying Picture (which Loans and Letters of Credit, in the aggregate, shall not exceed 80% of the Total Negative Cost for each Declared Qualifying Picture) or such lesser amount as shall equal the Negative Cost Loan Value, an amount equal to the portion of the Total Negative Cost for the applicable Declared Qualifying Picture which is not being financed by such Loans or Letters of Credit, or otherwise paid by the Borrower;

           (iii) within five Business Days of receiving written notice from the Administrative Agent or the Borrower that, based on a statement of Total Negative Cost (or the results of an audit thereof) of a Declared Qualifying Picture, more than the Negative Cost Loan Value of that Declared Qualifying Picture was funded by Loans and/or Letters of Credit under the Credit Agreement, a sufficient amount to repay such Loans and/or cash collateralize the L/C Exposure so that after such repayment the total amount of Loans made and/or the original L/C Exposure incurred with regard to items of Total Negative Cost for the applicable Declared Qualifying Picture does not exceed the Negative Cost Loan Value of such Declared Qualifying Picture;

           (iv) on the Maturity Date (or such earlier date that the Loans become due and payable under the Credit Agreement) and periodically thereafter, the "Distribution Fee Clawback" up to and including an amount necessary to repay in full all outstanding Obligations under the Credit Agreement (including providing cash collateral for L/C Exposure) which amounts shall be paid to the Administrative Agent, on behalf of itself, the Lenders and the Fronting Bank; the domestic amount being used first to repay Domestic Distribution Loans under the Senior Tranche and then Domestic Distribution Loans under the Junior Tranche before being used to repay other Obligations and foreign amount being used first to repay Obligations other than the Domestic Distribution Loans and L/C Exposure before being used to repay Domestic Distribution Loans;

           (v) to the extent not otherwise paid by the Borrower out of its equity, to make payment of the amounts and at the times contemplated, the Structuring Fee, the Upfront Fee and the annual Agent's fee in the amounts set forth in the Fee Letter and, to the extent not otherwise paid by the Borrower, the Unused Commitment Fee and amounts payable pursuant to the Commitment Letter dated as of April 6, 1999 between the Borrower and the Administrative Agent and the amendments thereto dated as of July 28, 1999 and October 5, 1999 and the Credit Agreement to the Administrative Agent in reimbursement of its expenses, including but not limited to, the amounts payable to its counsel for fees and disbursements not otherwise paid by the Borrower or from the allocation of Gross Receipts; and

           (vi)   amounts necessary to satisfy the Administrative
     Expense Commitment.

Each of the items referred to in clauses (i) through (vi), inclusive, of this
Section 3(a) being hereinafter referred to as "Supported Obligations".

     (b) The failure of the Administrative Agent to give a notice shall not constitute a waiver of its rights hereunder or under the Credit Agreement and absent such notice to or knowledge by the Sponsor, an inadvertent failure to make payment shall not be a breach hereof by the Sponsor.

     (c) If the Borrower does not deliver a request for funds to the Sponsor in a timely manner to satisfy a Supported Obligation, the Administrative Agent shall have the right to give a notice and request for funds hereunder to the Sponsor.

     (d) If the Sponsor receives a notice and request for funds under this Section 3 from either the Borrower or the Administrative Agent or the Sponsor otherwise has knowledge of such need, the Sponsor will fund all amounts in cash requested or required to fulfill its obligations hereunder on or prior to the date the applicable Supported Obligation is due and payable, or if it does not have knowledge and the notice is given subsequent to the due date, within three (3) business days of receiving the notice.

     (e) The Sponsor represents and warrants that any proceeds of Domestic Distribution Loans received by it will be used solely for paying the Domestic Distribution Expenses of the relative Declared Qualifying Picture, and that as soon as the Sponsor determines that any portion thereof shall not be so used, it will pay such portion to the Administrative Agent to be used to repay the Domestic Distribution Loans made for that Declared Qualifying Picture.

     4.    No Adverse Selection, etc. In order to protect the Lenders from
           --------------------------
the risk of adverse selection with respect to Artisan Films, the Sponsor (on behalf of the Artisan Entities) and the Borrower, jointly and severally, hereby commit to the Administrative Agent for the benefit of itself, the Fronting Bank and the Lenders as follows:

     (a) Prior to the Revolving Credit Commitment Termination Date, so long as (i) there is availability under the Credit Agreement to finance the Negative Cost Loan Value of an Artisan Film, (ii) the Required Lenders agree to extend credit for the Negative Cost Loan Value in connection with such film under the Credit Agreement and (iii) such Artisan Film would meet the criteria (to the extent the same can be determined prior to release) of a Qualifying Picture, such Artisan Film will be submitted to the Administrative Agent and the Lenders as a Declared Qualifying Picture.

     (b) Prior to the Revolving Credit Commitment Termination Date, whether or not there is any availability under the Credit Agreement, the Sponsor and the Borrower will offer the Waiver Agent and the Required Lenders the opportunity (i) to waive the criteria of a Qualifying Picture with respect to an Artisan Film and/or (ii) increase the amount of the Total Commitment under the Credit Agreement so that there will be sufficient availability to finance the Negative Cost Loan Value of any additional Artisan Film, provided that failure to either waive the criteria of a Qualifying Picture or increase the Total Commitment within 15 days after receiving notice from the Borrower shall be deemed a rejection of such Artisan Film. Such offer shall be in writing and shall specify the anticipated Total Negative Cost, the proposed essential cast members and proposed director, if known, and a short description of the story line, and, if applicable, a list of which Qualifying Picture criteria are expected not to be satisfied.

     (c) Prior to the satisfaction of the Minimum Number of Qualifying Pictures Requirement and the United States Theatrical Release Requirement with regard to Declared Qualifying Pictures whether or not there is sufficient availability under the Credit Agreement to finance the Negative Cost Loan Value of a particular Artisan Film, all Artisan Films which meet the criteria of a Qualifying Picture (to the extent the same can be determined prior to release) will be delivered to the Borrower as a Declared Qualifying Picture and will be sold to the Borrower with the Sponsor funding the portion of the Total Negative Cost beyond that which may be borrowed under the Credit Agreement.

     (d) With respect to an Artisan Film which the Sponsor and the Borrower are obligated to offer to the Administrative Agent and the Lenders pursuant to Section 4(a), Section 4(b), or which is required to be sold to the Borrower pursuant to Section 4(c), the Sponsor will cause the Borrower (within a reasonable time after the Sponsor becomes aware thereof) to deliver a Qualifying Picture Declaration to the Administrative Agent and a request for a waiver and/or increase in Total Commitment, if necessary, in accordance with Section 4(b). In addition, with respect to an Artisan Film which is required to be a Declared Qualifying Picture pursuant to the provisions of Section 4(a) or
Section 4(c), and after the Required Lenders grant the waiver and/or the Lenders agree to increase the Total Commitment with regard to an Artisan Film covered by
Section 4(b), the Sponsor will cause the Borrower (within a reasonable time after the Sponsor becomes aware thereof) to deliver to the Administrative Agent chain-of-title documents, UCC financing statements and copyright filings of the nature contemplated by Section 4.2 of the Credit Agreement with respect to such Declared Qualifying Picture so as to enable the Administrative Agent to perfect its security interest in such Declared Qualifying Picture for the benefit of itself, the Fronting Bank and the Lenders.

     (e) With regard to "The Limey", the Sponsor hereby offers such film to the Borrower as a Qualifying Picture and such film shall become a Declared Qualifying if so accepted as such by the Administrative Agent in writing on or before December 15, 1999.

     5.    Commitments of the Sponsor.
           --------------------------

     (a) In addition to any other agreement, commitment or undertaking of the Sponsor set forth herein (including but not limited to those set forth in Section 3), the Sponsor hereby commits and undertakes to the Administrative Agent and to the Lenders that (i) no later than the Revolving Credit Commitment Termination Date the Minimum Number of Qualifying Pictures Commitment will be satisfied and (ii) no later than 30 months before the Maturity Date the United States Theatrical Release Requirement will be satisfied (except to the extent such requirement is waived by the Required Lenders in writing), subject to the terms and conditions hereof. The parties hereto agree to provide the Administrative Agent with sufficient data to determine if the Minimum Number of Qualifying Pictures Commitment and the United States Theatrical Release Requirement have been satisfied by the Revolving Credit Commitment Termination Date.

     (b) At any point in time that the Sponsor or an Authorized Officer of the Borrower determines that a Declared Qualifying Picture is not or will not be a Qualifying Picture, such party shall give notice as soon as practicable of such event to the Administrative Agent and the Waiver Agent. Such notice shall include sufficient detail as to the reason for such Declared Qualifying Picture not being a Qualifying Picture, and such other information as the Administrative Agent or the Waiver Agent shall reasonably request so as to enable the Administrative Agent and the Waiver Agent to compute the purchase price of such film and for the Waiver Agent to determine, with the consent of the Required Lenders, whether to waive the criteria of a Qualifying Picture with respect to such film. The Waiver Agent shall have ten days from the receipt of such notice to notify the Sponsor as to whether it and the Required Lenders have granted such waiver. If the Waiver Agent does not grant such waiver, the Sponsor shall, within 3 Business Days of receipt of the notice thereof, purchase that film without representation and warranty or recourse other than that the Administrative Agent has not created liens on such film other than those created by the Fundamental Documents, for an amount not less than the sum of (i) the sum of (w) the Negative Cost Loan Value for that Declared Qualifying Picture less that portion of Gross Receipts received from that Declared Qualifying Picture which were applied to repay the principal amount of the Negative Cost Loans made to finance a portion of the Total Negative Cost for that Declared Qualifying Picture plus (x) the aggregate amount of the Domestic Distribution Loans made for that Declared Qualifying Picture less the portion of Gross Receipts received from such Declared Qualifying Picture which were applied to repay the Domestic Distribution Loans plus (y) the amount of the Interest Loans made with regard to the Loans referred to in (w) and (x) less the portion of Gross Receipts received from that Declared Qualified Picture which were applied to repay such Interest Loans plus (z) all accrued but unpaid interest on the Loans referred to in clauses (w), (x), (y) and (z) above and (ii) the amount required under the Master Film Acquisition Agreement, all proceeds being used first to repay the Obligations relating to that film and then other Obligations. All amounts received under this Section 5(b) will be disbursed as received to repay the applicable Obligations under the Credit Agreement with regard to that Declared Qualifying Picture. If no Loans have been made but a Letter of Credit has been issued for such Declared Qualifying Picture, such Letter of Credit shall be returned for cancellation and the amount of fees paid thereunder, if any, shall be repaid.

     (c) The Sponsor agrees that until the Obligations have been "repaid in full" (as that term is defined in the Intercreditor Agreement) and the Total Commitment terminates, it will (A) not consent to any amendment to or termination of the Distribution Agreement, the Master Film Purchase Agreement or any Film Purchase Agreement theretofore executed, without the prior written consent of the Administrative Agent and the Required Lenders (which consent shall not be unreasonably withheld or delayed) or any amendment to any other Artisan Agreement without the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) if any such amendment to any such documents, (v) imposes new conditions to, delays the time of payment of, or decreases the amount of Revenue and Available Crossing Amounts (as such terms are defined in the Cash Flow Insurance), which pursuant to the terms of the Cash Flow Insurance policy, the Credit Agreement, this Agreement and the Intercreditor Agreement (as modified by the terms of the definition "Ascertained Net Loss" in the Cash Flow Insurance) are to be applied in computing the amount of the Ascertained Net Loss or to reimburse the Insurers for any claim payments made under the Cash Flow Insurance policy, (w) diminishes or impairs the security enjoyed by the Insurers and to which the Insurers will become subrogated by the provisions of the Cash Flow Insurance policy in the event of a claim payment, (x) changes the Administrative Agent's audit rights or (y) materially and adversely changes or alters any material term thereof and would be expected to (i) materially and adversely affect the financial condition of the Borrower or the likelihood of repayment of the Obligations by the Maturity Date, (ii) materially and adversely affect the rights of the Lenders under this Agreement, the other Fundamental Documents and any other agreements contemplated hereby or (iii) decrease the value of the Collateral and (B) provide or cause the Administrative Agent to be provided with copies of any amendment to the other Artisan Agreements within a reasonable period of time after the execution of any such amendment.

     (d) If the United States Theatrical Release Requirement is not satisfied with regard to a Declared Qualifying Picture other than "The Limey" at least thirty months prior to the Maturity Date and such failure has not been waived by the Waiver Agent and the Required Lenders, the Sponsor shall buy that Declared Qualifying Picture from the Borrower, without representation and warranty or recourse other than that the Administrative Agent has not created liens on such Declared Qualifying Picture other than those created by the Fundamental Documents, for cash in an amount equal to the sum of the greater of
(i) the sum of (w) the Negative Cost Loan Value for that Declared Qualifying Picture less the portion of Gross Receipts received from that Declared Qualifying Picture which were applied to repay the principal amount of Loans made to fund the Negative Cost Loan Value for that Declared Qualifying Picture, PLUS (x) the aggregate amount of Domestic Distribution Loans made for that Declared Qualifying Picture less the portion of Gross Receipts received from such Declared Qualifying Picture which were applied to repay that Domestic Distribution Loans PLUS (y) the amount of the Interest Loans made with regard to the Loans referred to in clauses (w) and (x) LESS the portion of Gross Receipts received from such Declared Qualifying Picture which were applied to repay such Interest Loans PLUS (z) any accrued but unpaid interest on the Loans referred to in clauses (w), (x) and (y) above. All amounts received under this Section 5(d) will be applied as received to repay the applicable Obligations under the Credit Agreement for the film being purchased.

     (e) The Sponsor hereby (A) commits that it shall distribute all Declared Qualifying Pictures in the same manner as it distributes its own top line films (B) represents and warrants (i) that the party from whom the Borrower acquires a Declared Qualifying Picture will have sufficient right, title and interest in each Declared Qualifying Picture to enable the Borrower to obtain worldwide rights in such Picture (except that with respect to "Ninth Gate" such rights shall not include (x) distribution rights in all media in France and Spain, (y) pay television rights in French-speaking Belgium for the first cycle and (z) video and television rights for the French-dubbed version of such film in Switzerland, (ii) the absence of any adverse claims with respect to each Declared Qualifying Picture and (iii) the validity of the Borrower's title in and to each Declared Qualifying Picture and the Administrative Agent's lien on behalf of the Lenders, in and to each Declared Qualifying Picture, (C) agrees to defend and stand behind any representations and warranties made by any transferors pursuant to all Film Purchase Agreements and (D) represents and warrants that it will maintain Errors and Omissions insurance as set forth in
Section 5.5 of the Credit Agreement and as required by the Cash Flow Insurance for each Declared Qualifying Picture through the Maturity Date.

     (f) If either the Sponsor or the Administrative Agent believes that the Minimum Number of Qualifying Pictures Commitment will not be, or has not been, satisfied by such date as is two months prior to the Revolving Credit Commitment Termination Date, then the Sponsor or the Administrative Agent, as the case may be, shall promptly notify the other in writing thereof and the parties hereto will consult with each other as to whether such commitment has been satisfied and, if they conclude it has not, how the Sponsor will remedy such non-performance by the Revolving Credit Commitment Termination Date it being understood that any such remedy shall be subject to the approval of the Administrative Agent and the Required Lenders.

     (g) If the Minimum Number of Qualifying Pictures Commitment has not been satisfied by such date as is two months prior to the Revolving Credit Commitment Termination Date, the Sponsor may elect to take the following action:
(i) contribute or sell (against payment to the Sponsor from sources other than the Collateral) to the Borrower and add to the Collateral a Completed, but not yet released, theatrical feature or features which satisfy the criteria for a Qualifying Picture or (ii) purchase all of the rights of the Administrative Agent and the Lenders under the Credit Agreement and the other Fundamental Documents on the terms set forth in the last paragraph of Section 7.1 of the Credit Agreement.

     (h) If (i) at the Revolving Credit Commitment Termination Date the Minimum Number of Qualifying Pictures Commitment has not been satisfied or (ii) six months subsequent to the Revolving Credit Termination Date the United States Theatrical Release Requirement has not been satisfied, the Sponsor shall be liable to the Lenders for liquidated damages in an amount equal to the then outstanding Obligations and shall upon such payment in full become subrogated to the rights of the Administrative Agent, the Fronting Bank and the Lenders against the Borrower and the Collateral under the Fundamental Documents, and the

Administrative Agent and the Lenders shall assign all of their respective rights and interests with respect to the Loans and Letters of Credit and the Collateral (other than cash collateral retained to secure the reimbursement obligations for outstanding Letters of Credit) but not the Cash Flow Insurance to the Sponsor as if the Sponsor had exercised its rights under the last paragraph of Section 7.1 of the Credit Agreement to purchase all of the outstanding Obligations. The Sponsor agrees that the Lenders' actual damages would be difficult or impossible to ascertain in such event and that such liquidated damages constitute a fair and reasonable amount of damages in the circumstances.

     (i) The Sponsor in its capacity as a distributor, commits to the Administrative Agent and the Lenders to perform its obligations in all material respects under the Distribution Agreements.

     (j) The Sponsor hereby represents and warrants to the Agent that the information set forth in the Qualifying Picture Declaration and Section I of the Insurance Questionnaires (a copy of which is attached as Schedule 2 to the form of Cash Flow Insurance) delivered in connection with the Insurance is at the date of each such Questionnaire true and correct in all material respects and if it is not true and correct, the Sponsor will indemnify the Lenders for any loss they suffer because the Insurance raise such matters as a defense to their obligations under Cash Flow Insurance.

     (k) The Sponsor agrees that it will pay all residuals participations, royalties and deferrals in connection with all Declared Qualifying Pictures when due and will indemnify the Borrower from any loss, liability or cost resulting from the nonpayment thereof.

     (l) The Sponsor agrees that beginning on the date hereof and until the Obligations are repaid in full and the Total Commitment terminates, it will
(i) keep the Administrative Agent fully informed in its capacity as a distributor as to the actual and reasonably expected performance of each of the Declared Qualifying Pictures and (ii) provide the Administrative Agent on a quarterly basis (commencing with the period ended December 31, 1999), within sixty days after the end of each period, for each Declared Qualifying Picture current data conforming to the format and categories in Section 7 hereof of amounts received, amounts spent (distinguishing between cash payments and incurred but unpaid amounts) and remaining ultimates.

     (m) The Sponsor agrees that until the Obligations are paid in full and the Total Commitment terminates (A) it will not take any action to terminate the existence of the Borrower, bring a lawsuit against the Borrower or institute a voluntary or involuntary proceeding under the Bankruptcy Code with regard to the Borrower and (B) in its capacity as distributor, it (or where appropriate, another Artisan Entity) will instruct the account debtors of the Artisan Entities to pay all Gross Receipts directly into the Master Collection Account or if it or the Artisan Entities receive Gross Receipts will pay or cause the Artisan Entities to pay such amounts into the Master Collection Account, as soon as practicable but no later than three (3) Business Days following receipt, as follows:

            Artisan Master Collection Account
            The Chase Manhattan Bank, Agent Bank Services
            One Chase Manhattan Plaza, 8th Floor
            Attn:  Ganush Persaud (facsimile no. 212-270-5700)
            Account Nos.: 323514405, 323514413, 32352214
            ABA No.: 021000021.

     (n) The Sponsor hereby represents and warrants to the Agent that the Artisan Entities whose signatures appear at the foot hereof are all of the guarantors under the Sponsor Credit Agreement as of the date hereof and the Sponsor further covenants that it shall cause all additional affiliates of the Sponsor who become guarantors under the Sponsor Credit Agreement in accordance with Section 6.24 thereof to assume the Obligations of the Artisan Entities as set forth herein.

     (o) The Sponsor shall perform the obligations with respect to earning statements, accounting records and audits contained in Schedule 4 hereto and agrees that, the Administrative Agent for the benefit of the Lenders may exercise the audit rights contemplated by Schedule 4 hereto on behalf of the Lenders, the cost of such audit being a charge for which the Administrative Agent shall be entitled to reimbursement pursuant to the terms of Section 11.4 of the Credit Agreement and Section 3(a)(v) hereof.

     6.     Obligations Absolute.
            --------------------

     (a) The obligations of the Sponsor and the other Artisan Entities under this Agreement are direct, absolute and unconditional and shall not be affected or impaired in any way by reason of (i) the lack of (or the extent of) prior enforcement by the Administrative Agent or the Lenders or any other Person or
(ii) any modification, limitation or discharge of any obligation arising out of or by virtue of any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law hereinafter initiated by or against the Borrower. The obligations of the Sponsor hereunder are in addition to any liability they may have under the Intercreditor Agreement, the Distribution Agreement, the Master Film Purchase Agreement and each Film Purchase Agreement.

     (b) The obligations of the Sponsor and the other Artisan Entities hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment or satisfaction), including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense (other than payment or satisfaction, or a defense based on the statute of limitations) or set-off, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of any of the Secured Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Sponsor and the other Artisan Entities hereunder shall not be discharged or impaired or otherwise affected by the failure of the Borrower or the Administrative Agent to assert any claim or demand or to enforce any remedy hereunder or under the Credit Agreement, any Fundamental Document or any other agreement, by any waiver or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Sponsor and the other Artisan Entities or would otherwise operate as a discharge of the Sponsor and the other Artisan Entities as a matter of law.

     (c) The Sponsor and the other Artisan Entities further agree that any of the Secured Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and each will remain bound hereunder notwithstanding any extension or renewal of any Secured Obligation.

     (d) The obligations of the Sponsor and the other Artisan Entities hereunder shall not be affected by (i) any extension or renewal of any provision hereof or of any Fundamental Document or any other agreement; (ii) any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of the Credit Agreement, any Fundamental Document or any other agreement; or (iii) the release, exchange, waiver or foreclosure of any security held by the Administrative Agent or any Lender for the Obligations or any of them. Without limiting the generality of the foregoing or any other provision hereof, to the extent permitted by applicable law, the Sponsor and the other Artisan Entities hereby expressly waive any and all benefits which might otherwise be available to it under California Civil Code Sections 2799, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2848, 2849, 2850, 2899 and
3433. The parties hereto acknowledge that the inclusion of the immediately preceding sentence in this Agreement is not intended to have an effect on, and shall have no effect on, the choice of law set forth in Section 20, and is being inserted to protect the Administrative Agent and the Lenders if a court of competent jurisdiction determines that such provisions of the California Civil Code are applicable.

     (e) The obligations of the Sponsor and the other Artisan Entities hereunder shall not be affected by any lack of due execution, validity or enforceability of the Obligations, the Credit Agreement, any Fundamental Document or any instrument or document evidencing any of the Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to any of the Obligations (other than payment or satisfaction) which might otherwise constitute a defense to the Sponsor's obligations hereunder. Neither the Administrative Agent nor any Lender makes any representation or warranty in respect to any such circumstances or has any duty or responsibility whatsoever to the Sponsor and the other Artisan Entities in respect to the management and maintenance of the Obligations or any collateral securing any of the Obligations.

     (f) The Sponsor and the other Artisan Entities further agree that their respective obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent or any Lender upon the bankruptcy or other reorganization of the Borrower, the Sponsor or any of the other person or entity.

     7.     Gross Receipts and Non-Waterfall Amounts.
            -----------------------------------------

     (a) Subject to Section 7(c) and so long as (i) no Event of Default, Sponsor Default or Suspension Event has occurred and is continuing and (ii) the Obligations have not been repaid in full, the Sponsor and the Borrower hereby agree that the Domestic Gross Receipts shall be applied on each date that funds are disbursed pursuant to Section 4(d) of the Intercreditor Agreement (a "Picture Waterfall Distribution Date") in the following order without any double counting for items included in Total Negative Cost (unless the Required Lenders otherwise agree on the request of the Borrower and the Sponsor):

            (i)    first, to reimburse the Borrower, Sponsor, their affiliates
                   -----
  or third parties for amounts advanced to fund priorities (x) and (xi) below for that Declared Qualifying Picture provided that amounts funded pursuant to the Distribution Fee Clawback shall not be reimbursed;

           (ii)    second, an amount equal to the lesser of (a) the amount
                   ------
  specified by the Designee to the Collection Agent pursuant to Section 4(b) of the Intercreditor Agreement of accrued Trustee Expenses and (b) an amount equal to 15% of all Domestic Gross Receipts with respect to each Declared Qualifying Picture shall be distributed to the Trustee for deposit in the Trust Account; provided, however, if the Designee has not
                                --------  -------
  specified the amount of Trustee Expenses by such date, then the amount to be deposited in the Trust Account on the Picture Waterfall Distribution Date shall be zero;

           (iii)   third, an amount equal to the lesser of (a) 5% of all
                   -----
  Domestic Gross Receipts with respect to each Declared Qualifying Picture and (b) an amount equal to (x) 15% of all Domestic Gross Receipts with respect to each Declared Qualifying Picture minus (y) the amount allocated to the Trustee for Trustee Expenses pursuant to Section 7(a)(ii) shall be allocated to the Trustee for deposit in the Trust Account.

           (iv)    fourth, an amount equal to the excess of (a) 15% of all
                   ------
  Domestic Gross Receipts with respect to each Declared Qualifying Picture over (b) the sum of the amounts allocated to the Trustee pursuant to Sections 7(a)(ii) and 7(a)(iii) shall be paid to the Sponsor as a distribution fee;

           (v)     fifth, to reimburse the Sponsor for standard off-the-top
                   -----
  checking and collection costs and trade association dues actually incurred not in excess of the lesser of 1% of all amounts received in the Collection Account for each Declared Qualifying Picture and $200,000 per Declared Qualifying Picture;

          (vi)     sixth, to offset for any amounts deducted from Domestic Gross
                   -----
  Receipts by the licensee to pay for the Sponsor's or the Borrower's share of cooperative advertising expenses for that Declared Qualifying Picture; provided, however, that any such cooperative advertising expenses will be
  --------  -------
  deducted also from the Formula Amount of Domestic Distribution Expenses;

          (vii)    seventh, to pay Video Expenses actually incurred not in
                   -------
  excess of (a) for video devices sold to the rental market, the lesser of $13 for each video and 30% of rental video gross receipts (25% for Declared Qualifying Pictures for which at least 100,000 rental units are sold in the United States) and (b) for video devices sold through sell-through, the lesser of $6 for each video manufactured and 50% of self-through video gross receipts;

          (viii)   eighth, to reimburse the Sponsor for residuals for the United
                   ------
  States territory actually paid;

          (ix)     ninth, to reimburse the Artisan Entities, from United States
                   -----
  television revenues, the lesser of actual television distribution expenses incurred by an Artisan Entity and 5% of domestic television revenue included in Gross Receipts received in the Master Collection Account for each Declared Qualifying Picture;

          (x)      tenth, to the payment of 50% of the Unused Commitment Fee
                   -----
  paid under the Credit Agreement and 100% of the interest on the Domestic Distribution Loans (i.e., to repay the Interest Loans made to make such interest payments and/or to pay accrued but unpaid interest thereon) and 50% of other amounts (other than principal and interest) payable under the Credit Agreement;

          (xi)     eleventh, in an amount equal to the sum of the Domestic
                   --------
  Distribution Loans theretofore made for that Qualifying Picture, to be applied to repayment of Obligations under the Credit Agreement in the following order: first, the repayment of the Domestic Distribution Loans made under the Senior
  -----
  Tranche for that Qualifying Picture; second, the repayment of Domestic
                                       ------
  Distribution Loans made under the Senior Tranche for other Qualifying Pictures up to the amount of the Domestic Distribution Loans made under the Junior Tranche for that Qualifying Picture; third, to the repayment of the Domestic
                                       -----
  Distribution Loans made under the Junior Tranche for that Qualifying Picture; fourth, to the repayment of the Domestic Distribution Loans made under the
  ------
  Junior Tranche for other Qualifying Pictures; fifth, to the repayment of other
                                                -----
  Obligations (including the cash collateralization of any outstanding Letters of Credit) under the Credit Agreement; sixth, if the Total Commitment has not
                                         -----
  yet terminated, to fund the Cash Collateral Account provided for in the Credit Agreement to be used to fund the amounts that would otherwise have been funded as Domestic Distribution Loans under the Credit Agreement;

          (xii)    twelfth, to the Sponsor in repayment of advances made by it
                   -------
  or another Artisan Entity for Domestic Distribution Expenses for that Qualifying Picture in excess of the aggregate amount of Domestic Distribution Loans made under the Credit Agreement; provided, however, that the maximum
                                         --------  -------
  amount payable under this priority for any Qualifying Picture shall be equal to the sum of (i) the amount by which the Formula Amount of Domestic Distribution Expenses for that Qualifying Picture exceeds the aggregate amount of Domestic Distribution Loans made for that Qualifying Picture plus (ii) the product of (a) one-third and (b) the aggregate amount of domestic theatrical film rentals realized by the Sponsors for that Qualifying Picture subsequent to the end of the opening weekend of the initial domestic theatrical release plus the guaranteed Showtime pay television receivables for that Qualifying Picture;

          (xiii)   thirteenth, the repayment of any other outstanding
                   ----------
  Domestic Distribution Loans for any Qualifying Picture (first, those made
                                                          -----
  under the Senior Tranche in the order of their domestic theatrical release dates, and second, those made under the Junior Tranche in the order of
             ------
  their domestic theatrical release dates);

          (xiv)    fourteenth, to pay for reserves for deferments and
                   ----------
  worldwide participations for that Qualifying Picture (without double counting for amounts paid pursuant to Section 7(b)(x), but inclusive of any amount paid under Section 7(b)(vii)) not in excess of the sum of (a) the lesser of $1 million and 10% of the Total Negative Cost of that Qualifying Picture payable from Gross Receipts in the excess of the sum of Total Negative Cost plus all distribution expenses incurred (whether or not reimbursable hereunder) plus interest thereon until recoupment computed at the average loan rate under the Credit Agreement plus (b) deferments and participations in the aggregate not in excess of 50% of the amount by which Gross Receipts exceeds the sum of Total Negative Cost of that Qualifying Picture plus any deferment paid pursuant to clause (a) above or Section 7(b)(vii) plus a 15% distribution fee plus all distribution expenses incurred (whether or not reimbursable hereunder) plus interest thereon until recouped at the average interest rate under the Credit Agreement. Notwithstanding the foregoing, the maximum sum of participations payable in connection with "The Ninth Gate" shall be increased, if necessary, to ensure that all participations payable to Johnny Depp in connection with "The Ninth Gate" which have been heretofore approved by the Administrative Agent are paid from Domestic Gross Receipts from such film;

          (xv)     fifteenth, to repay any other Obligations under the
                   ---------
  Credit Agreement (other than principal of Negative Cost Loans);

          (xvi)    sixteenth, to repay principal of Negative Cost Loans for
                   ---------
  all Declared Qualifying Pictures ( including the cash collateralization of any outstanding Letters of Credit);

          (xvii)   seventeenth, if the Total Commitment under the Credit
                   -----------
  Agreement has not yet terminated, the balance shall be placed in the Cash Collateral Account provided for in the Credit Agreement and prior to the termination of the Total Commitment, shall only be used to fund the amount of Domestic Distribution Expenses which could otherwise be borrowed under the Credit Agreement unless an Event of Default occurs; and

          (xviii)  eighteenth, if the Total Commitment under the Credit
                   ----------
  Agreement has terminated, the balance shall be deposited in the Trust Account established pursuant to the Trust Agreement.

     (b) Subject to Section 7(c) and so long as (i) the Total Commitment has not terminated, (ii) no Event of Default, Sponsor Default or Suspension Event has occurred and is continuing and (iii) Obligations have not been repaid in full, the Sponsor and the Borrower hereby agree that the Foreign Gross Receipts shall be applied in the following order without any double counting for items included in Total Negative Cost (unless the Required Lenders otherwise agree at the request of the Borrower and the Sponsor):

          (i)      first, to reimburse the Borrower, Sponsor, their affiliates
                   -----
  or third parties for amounts advanced to fund priorities (viii) and (ix) for that Declared Qualifying Picture below provided that amounts funded pursuant to the Distribution Fee Clawback shall not be reimbursed;

          (ii)     second, an amount equal to 5% of all Foreign Gross Receipts
                   ------
  with respect to each Declared Qualifying Picture shall be allocated to the Trustee for deposit in the Trust Account;

          (iii)    third, an amount to 10% of all Foreign Gross Receipts with
                   -----
  respect to each Declared Qualifying Picture shall be paid to the Sponsor as a distribution fee;

          (iv)     fourth, to offset for remittance and other withholding taxes
                   ------
  actually incurred for that Declared Qualifying Picture, it being understood that in most cases this will be an accounting adjustment since these taxes will ordinarily have been deducted at the source;

          (v)      fifth, to pay foreign sales costs actually incurred for that
                   -----
  Declared Qualifying Picture not in excess of $400,000 in the aggregate per Declared Qualifying Picture but not for foreign sales agent commissions;

          (vi)     sixth, to reimburse the Artisan Entities for residuals for
                   -----
  the foreign territory actually paid;

          (vii)    seventh, to pay for reserves for deferments not in excess of
                   -------
  the lesser of $1 million and 10% of the Total Negative Cost of that Qualifying Picture payable from Gross Receipts in excess of the sum of Total Negative Cost plus all distribution expenses incurred (whether or not reimbursable hereunder), plus interest thereon computed at the average interest rate under the Credit Agreement (without double counting for amounts paid pursuant to Section 7(b)(x), but inclusive of any amount paid pursuant to Section 7(a)(xiv));

          (viii)   eighth, payment of 50% of the Unused Commitment Fee payable
                   ------
  under the Credit Agreement and 100% of interest on the Negative Cost Loans made under the Credit Agreement (I.E., accrued but unpaid interest plus Interest Loans made for that purpose) and 50% of other amounts (other than principal and interest) payable under the Credit Agreement;

          (ix)     ninth, to pay the principal of Negative Cost Loans for that
                   -----
  Declared Qualifying Picture (including the cash collateralization of any outstanding Letters of Credit);

          (x)      tenth, to pay for reserves (without double counting for
                   -----
  amounts paid pursuant to Sections 7(a)(xiv) or 7(b)(vii)) for deferments and participations in the aggregate not in excess of 50% of the amount by which Gross Receipts exceeds the sum of Total Negative Cost of that Qualifying Picture plus any deferment paid pursuant to Section 7(a)(xiv) or 7(b)(vii) plus a 15% distribution fee plus all distribution expenses incurred (whether or not reimbursable hereunder) plus interest thereon until recouped at the average interest rate under the Credit Agreement. Notwithstanding the foregoing, the maximum sum of participations payable in connection with "The Ninth Gate" shall be increased, if necessary, to ensure that all participations payable to Johnny Depp in connection with "The Ninth Gate" which have been heretofore approved by the Administrative Agent are paid from Domestic Gross Receipts from such film;

          (xi)     eleventh, to pay the principal of Negative Cost Loans under
                   --------
  the Credit Agreement for all Declared Qualifying Pictures (including the cash collateralization of any outstanding Letters of Credit);

          (xii)    twelfth, to pay any other Obligations under the Credit
                   -------
  Agreement (other than principal of Domestic Distribution Loans);

          (xiii)   thirteenth, to pay the principal of Domestic Distribution
                   ----------
  Loans under the Credit Agreement for all Declared Qualifying Pictures (first,
                                                                         -----
  those under the Senior Tranche in the order of their domestic theatrical release dates and second, those under the Junior Tranche in the order of their
                    ------
  domestic theatical release dates);

          (xiv)    fourteenth, if the Total Commitment under the Credit
                   ----------
  Agreement has not yet terminated, the balance shall be placed in a Cash Collateral Account provided for in the Credit Agreement and prior to the termination of the Total Commitment, shall only be used to fund the portion of the Total Negative Cost which could otherwise be borrowed under the Credit Agreement unless an Event of Default occurs;

          (xv)     fifteenth, if the Total Commitment under the Credit
                   ---------
  Agreement has terminated, the balance shall be deposited in the Trust Account established pursuant to the Trust Agreement.

     (c) Notwithstanding Sections 7(a) and 7(b) above, upon the earlier of (i) the occurrence and during the continuance of an Event of Default and (ii) the Maturity Date, in each case, if requested by the Required Lenders, Gross Receipts shall be applied (A) with regard to Domestic Gross Receipts:

     (I) so long as the Sponsor is still acting as the distributor under the Distribution Agreement, first, in accordance with Section 7(a)(ii),
                                  -----
          second, in accordance with Section 7(a)(iii), third, in accordance
          ------                                        -----
          with 7(a)(iv), fourth, in accordance with Section 7(a)(x), fifth, in
                         ------                                      -----
          accordance with Section 7(a)(xi), sixth, in accordance with Section
                                            -----
          7(a)(xiii), seventh, in accordance with Section 7(a)(xv), eighth, in
                      -------                                       ------
          accordance with Section 7(a)(xvi) and ninth, to repay other
                                                -----
          outstanding Obligations, and any Domestic Gross Receipts remaining after application as aforesaid shall be deposited to the Trust Account under the Trust Agreement, and

     (II) in the event the Sponsor is no longer acting as the distributor under the Distribution Agreement, first, to pay the fees and expenses of the
                                      -----
          new distributor or distributors, second in accordance with Section
                                           ------
          7(a)(x), third, in accordance with Section 7(a)(xi), fourth, in
                   -----                                       ------
          accordance with Section 7(a)(xiii), fifth, in accordance with Section
                                              -----
          7(a)(xv), sixth, in accordance with Section 7(a)(xvi) and seventh, to
                    -----                                           -------
          repay other outstanding Obligations and any Domestic Gross Receipts remaining after application as aforesaid shall be deposited to the Trust Account under the Trust Agreement,

and (B) with regard to Foreign Gross Receipts:

     (I) so long as the Sponsor is still acting as the distributor under the Distribution Agreement, first, in accordance with Section 7(b)(ii),
                                  -----
          second, in accordance with Section 7(b)(iii) third, in accordance with
          ------                                       -----
          Section 7(b)(viii), fourth, in accordance with Section 7(b)(ix),
                              ------
          fifth, in accordance with Section 7(b)(xi), sixth, in accordance with
          -----                                       -----
          Section 7(b)(xii), seventh in accordance with Section 7(b)(xiii) and seventh, to repay other outstanding Obligations and any Foreign Gross
          -------
          Receipts remaining after application as aforesaid shall be deposited to the Trust Account under the Trust Agreement; and

     (II) in the event the Sponsor is no longer acting as the distributor under the Distribution Agreement, first, to pay the fees and expenses of the
                                      -----
          new distributor or distributors, second in accordance with Section
                                           ------
          7(b)(viii), third, in accordance with Section 7(b)(ix), fourth, in
                      -----                                       ------
          accordance with Section 7(b)(xi), fifth, in accordance with Section
                                            -----
          7(b)(xii), sixth, in accordance with Section 7(b)(xiii) and seventh,
                     -----                                            -------
          to repay other outstanding Obligations and any Foreign Gross Receipts remaining after application as aforesaid shall be deposited to the Trust Account under the Trust Agreement.

     (d) Any Non-Waterfall Amounts received with regard to a Declared Qualifying Picture shall be applied as follows: (i) to the extent such Non-Waterfall Amounts represent items which are not required to be applied to reduce the Total Negative Cost of a Declared Qualifying Picture, such amounts shall, so long as the Sponsor is still entitled to receive its distribution fee pursuant to Section 7(c), be released to the Sponsor and (ii) to the extent such amounts received with regard to a Declared Qualifying Picture are required to be applied to reduce Total Negative Cost, 80% thereof shall be applied to the repayment of the Negative Cost Loans for such Declared Qualifying Picture and the balance shall, so long as the Sponsor is still entitled to receive its distribution fee pursuant to Section 7(c), be released to the Sponsor.

For purposes hereof "Non-Waterfall Amounts" shall mean any amounts received with regard to a Declared Qualifying Picture which are not included within the term "Gross Receipts."

     8    Granting of Security Interest.
          -----------------------------

     (a) As security for (i) the due and punctual payment of the Supported Obligations, (ii) all the obligations of the Sponsor hereunder and under the Distribution Agreement, the Intercreditor Agreement, the Master Film Purchase Agreement and each Film Purchase Agreement (iii) to the extent that it is determined by a court of competent jurisdiction that the Sponsor, rather than the Borrower, is the owner of a Declared Qualifying Picture, the Obligations of the Borrower under the Credit Agreement (provided, however, that with regard to the obligations contemplated by this clause (iii), the lien granted hereby shall be limited to the AFI Collateral) and (iv) the guaranty of each of the Artisan Entities hereunder ((ii) and (iii) together with the Supported Obligations shall be referred to herein as the "Secured Obligations"), each of the Artisan Entities hereby mortgages, pledges, assigns, transfers, sets over, conveys and delivers to the Borrower a security interest in all of the Secured Obligations Collateral. It is the intention of the parties hereto that notwithstanding any tax treatment agreed to between the Borrower and its Certificateholders in the Trust Agreement, (a) for purposes of creditors' rights issues and generally accepted accounting principles, the sale of a Declared Qualifying Picture from the producer thereof to the Borrower be a true sale; (b) the Borrower be the owner of such Declared Qualifying Picture; and (c) the relationship between the Borrower and the Sponsor, as Distributor under the Distribution Agreement, be one of licensor and licensee, and the parties hereto agree to take such actions as are consistent with such treatment. To the extent that it is determined by a court of competent jurisdiction that notwithstanding the foregoing, the Sponsor is the owner of a Declared Qualifying Picture, it is the intention of the parties that the Secured Obligations (to the extent of the AFI Collateral), include the Obligations of the Borrower under the Credit Agreement and the right of the Administrative Agent to receive the share of Gross Receipts as set forth herein which is to be used to pay the Obligations under the Credit Agreement.

     (b) The protective security interest in the AFI Collateral under Section 8(a)(iii) hereof is being granted both to the Borrower and directly to the Administrative Agent and the Sponsor will execute all appropriate UCC-1's and copyright filings in favor of the Administrative Agent.

     (c) The Borrower hereby acknowledges that pursuant to the Credit Agreement it has assigned all of its rights, title and interest in and to the Secured Obligations Collateral to the Administrative Agent for the benefit of the Lenders and hereby appoints the Administrative Agent as its attorney-in-fact to enforce all of its rights in and to the Secured Obligations Collateral as set forth below and the Borrower hereby ratifies and confirms in advance all that the Administrative Agent as such attorney-in-fact shall do by virtue of this power of attorney.

     (d) So long as no Sponsor Default shall have occurred and be continuing, and subject to the various provisions of this Agreement, any of the Artisan Entities may use the Secured Obligations Collateral in any lawful manner except as otherwise provided hereunder and in the Intercreditor Agreement and the Distribution Agreement.

     (e) Upon the occurrence and during the continuance of a default of a Secured Obligation, each of the Artisan Entities will, upon receipt by it of any revenue, income, profits or other sums in which a security interest is granted under this Section 8, payable pursuant to any agreement or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the sum or instrument in trust for the Administrative Agent, segregate such sum or instrument from their own assets and forthwith, without any notice, demand or other action whatsoever (all notices, demands, or other actions on the part of the Administrative Agent, the Issuing Bank or the Lenders being expressly waived), endorse, transfer and deliver any such sums or instruments or both, to the Administrative Agent to be applied to the repayment of the Secured Obligations in accordance with the provisions of
Section 8(h) hereof.

     (f) Upon the occurrence and during the continuance of a default of a Secured Obligation, the Administrative Agent may, in its sole discretion, in its name (on behalf of the Administrative Agent, the Issuing Bank and the Lenders) or in the name of the Borrower or any of the Artisan Entities or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Secured Obligations Collateral, but shall be under no obligation so to do, or the Administrative Agent may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Secured Obligations Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, any of the Artisan Entities. The Administrative Agent will not be required to take any steps to preserve any rights against prior parties to the Secured Obligations Collateral. If any of the Artisan Entities fails to make any payment or take any action required hereunder, the Administrative Agent may make such payments and take all such actions as the Administrative Agent reasonably deems necessary to protect the Administrative Agent's security interest in the Borrower's security interest in the Secured Obligations Collateral and/or the value thereof, and the Administrative Agent is hereby authorized (without limiting the general nature of the authority herein above conferred) to pay, purchase, contest or compromise any Liens that in the judgment of the Administrative Agent appear to be equal to, prior to or superior to the security interests of the Borrower in the Secured Obligations Collateral.

     (g) Upon the occurrence and during the continuance of a default of a Secured Obligation, the Administrative Agent may enter upon the premises of any of the Artisan Entities or wherever the Secured Obligations Collateral may be, and take possession of the Secured Obligations Collateral, and may demand and receive such possession from any Person who has possession thereof, and the Administrative Agent may take such measures as it deems necessary or proper for the care or protection thereof, including the right to remove all or any portion of the Secured Obligations Collateral, and with or without taking such possession may sell or cause to be sold, whenever the Administrative Agent shall decide, in one or more sales or parcels, at such prices as the Administrative Agent may deem appropriate, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Secured Obligations Collateral, at any broker's board or at public or private sale, with 10 days' written notice to the Borrower and the Artisan Entities of the time and place of any such public sale or sales (which notice the Borrower and the Artisan Entities hereby agree is reasonable) and with such other notices as may be required by Applicable Law and cannot be waived, and neither the Administrative Agent, the Issuing Bank nor the Lenders shall have any liability should the proceeds resulting from a private sale be less than the proceeds realizable from a public sale, and the Administrative Agent, the Issuing Bank, the Lenders or any other Person may be the purchaser of all or any portion of the Secured Obligations Collateral so sold and thereafter hold the same absolutely, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of any of the Borrower and the Artisan Entities, any such demand, notice, claim, right or equity being hereby expressly waived and released. At any sale or sales made pursuant to this Section 8, the Administrative Agent, the Issuing Bank and the Lenders may bid for or purchase, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of any of the Borrower and the Artisan Entities, any such demand, notice, claim, right or equity being hereby expressly waived and released, any part of or all of the Secured Obligations Collateral offered for sale, and may make any payment on account thereof by using any claim for moneys then due and payable to the Borrower or the Administrative Agent, the Issuing Bank and the Lenders by any of the Borrower Artisan Entities hereunder as a credit against the purchase price. The Administrative Agent, the Issuing Bank and the Lenders shall in any such sale make no representations or warranties with respect to the Secured Obligations Collateral or any part thereof, and neither the Administrative Agent, the Issuing Bank nor any Lender shall be chargeable with any of the obligations or liabilities of the Borrower or any of the Artisan Entities. In addition, at any sales or sales made pursuant to this Section 8, the Administrative Agent shall use commercially reasonable efforts to obtain from any purchaser an acknowledgment and agreement that such purchaser's rights are subject to the rights of Quiet Enjoyment of licensees (other than Artisan Entities) under the Distribution Agreement to the extent contemplated by Section
8.13 of the Credit Agreement and Section 19 of the Intercreditor Agreement; provided, however, that the failure of the Administrative Agent to obtain any
--------  -------
such acknowledgment and agreement shall not prevent or otherwise hinder any sale pursuant to this Section 8 or result in any liability on the part of the Administrative Agent, the Issuing Bank or the Lenders to the Borrower or any of the Artisan Entities. Each of the Artisan Entities hereby agrees (i) that it will indemnify and hold the Borrower and the Administrative Agent, the Issuing Bank and the Lenders harmless from and against any and all claims with respect to the Secured Obligations Collateral asserted before the taking of actual possession or control of the relevant Secured Obligations Collateral by the Administrative Agent, the Issuing Bank and the Lenders pursuant to this Section 8, or arising out of any act of, or omission to act on the part of, any Person (other than the Administrative Agent, the Issuing Bank or Lenders) prior to such taking of actual possession or control by the Administrative Agent (whether asserted before or after such taking of possession or control), or arising out of any act on the part of any of the Artisan Entities or any of their Affiliates or agents before or after the commencement of such actual possession or control by the Administrative Agent; and (ii) neither the Administrative Agent, the Issuing Bank nor any Lender shall have liability or obligation to any of the Artisan Entities arising out of any such claim except for acts of willful misconduct or gross negligence. Subject only to the lawful rights of third parties, any laboratory which has possession of any of the Secured Obligations Collateral is hereby constituted and appointed by the Artisan Entities as pledgeholder for the Borrower and the Administrative Agent and, upon the occurrence of an Event of Default, each such pledgeholder is hereby authorized (to the fullest extent permitted by Applicable Law) to sell all or any portion of the Secured Obligations Collateral upon the order and direction of the Administrative Agent, and the Borrower and each of the Artisan Entities hereby waives any and all claims, for damages or otherwise, for any action taken by such pledgeholder in accordance with the terms of the UCC not otherwise waived hereunder. In any action hereunder, the Administrative Agent shall be entitled if permitted by Applicable Law to the appointment of a receiver without notice, to take possession of all or any portion of the Secured Obligations Collateral and to exercise such powers as the court shall confer upon the receiver. Notwithstanding the foregoing, during the continuation of a default of a Supported Obligation, the Administrative Agent shall be entitled to apply, without prior notice to any of the Borrower and the Artisan Entities, any cash or cash items constituting Secured Obligations Collateral in the possession of the Administrative Agent and the Lenders to payment of the Obligations.

     (g) During the continuance of a default in the performance of the Secured Obligations, the balances in the Master Collection Account or in any other account of any of the

Artisan Entities with a Lender, all other income on the Secured Obligations Collateral, and all proceeds from any sale of the Secured Obligations Collateral pursuant hereto shall be applied first toward payment of the reasonable out-of-pocket costs and expenses paid or incurred by the Administrative Agent in enforcing this Sponsor Agreement, in realizing on or protecting any Secured Obligations Collateral and in enforcing or collecting any Secured Obligations or any Guaranty thereof, including, without limitation, court costs and the reasonable attorney's fees and expenses incurred by the Administrative Agent and then to the indefeasible payment in full of the Secured Obligations (to be allocated among the Secured Obligations in the same priority with regard to each source as is provided in Section 7(c) hereof); provided, however, that, the
                                               --------  -------
Administrative Agent may in its discretion (subject to the consent of the Required Lenders) apply funds comprising the Secured Obligations Collateral to pay the cost of making delivery to licensees of the Artisan Entities. Any amounts remaining after such indefeasible payment in full shall be remitted to the Borrower or the appropriate Artisan Entity, as the case may be, or as a court of competent jurisdiction may otherwise direct.

     (h) During the continuance of a default in the performance of the Secured Obligations (a) each of the Borrower and the Artisan Entities does hereby irrevocably make, constitute and appoint the Administrative Agent or any of its officers or designees its true and lawful attorney-in-fact with full power in the name of the Administrative Agent, such other Person or such Artisan Entity to receive, open and dispose of all mail addressed to any of the Artisan Entities, and to endorse any notes, checks, drafts, money orders or other evidences of payment relating to the Secured Obligations Collateral that may come into the possession of the Administrative Agent with full power and right to cause the mail of such Persons to be transferred to the Administrative Agent's own offices or otherwise, and to do any and all other acts necessary or proper to carry out the intent of this Sponsor Agreement and the grant of the security interests hereunder and under the Artisan Entities Security Documents, and each of the Borrower and the Artisan Entities hereby ratifies and confirms all that the Administrative Agent or its substitutes shall properly do by virtue hereof; (b) each of the Borrower and the Artisan Entities does hereby further irrevocably make, constitute and appoint the Administrative Agent or any of its officers or designees its true and lawful attorney-in-fact in the name of the Administrative Agent, the Borrower or any of the Artisan Entities (i) to enforce all of such Artisan Entity's rights under and pursuant to all agreements with respect to the Secured Obligations Collateral and to enter into such other agreements as may be necessary or appropriate in the judgment of the Administrative Agent to complete the production, distribution or exploitation of any Picture which is included in the Secured Obligations Collateral, (ii) to enter into and perform such agreements as may be necessary in order to carry out the terms, covenants and conditions hereunder and under the Artisan Entities Security Documents that are required to be observed or performed by any of the Artisan Entities, (iii) to execute such other and further mortgages, pledges and assignments of the Secured Obligations Collateral, and related instruments or agreements, as the Administrative Agent may reasonably require for the purpose of perfecting, protecting, maintaining or enforcing the security interests granted to the Borrower and assigned to the Administrative Agent and under the Artisan Entities Security Documents, and (iv) to do any and all other things necessary or proper to carry out the intention of this Sponsor Agreement and the grant of the security interests hereunder and the Artisan Entities Security Documents. Each of the Borrower and the Artisan Entities hereby ratifies and confirms in advance all that the Administrative Agent as such attorney-in-fact or its substitutes shall properly do by virtue of this power of attorney.

     (i) Each of the Artisan Entities hereby authorizes the Administrative Agent to file UCC financing statements and any amendments thereto or continuations thereof, any copyright security agreement, any copyright security agreement supplement, any trademark security agreement and any other appropriate security documents or instruments and to give any notices necessary or desirable to perfect the Lien of the Borrower, in all cases without the signature of any of the Artisan Entities or to execute such items as attorney-in-fact for any of the Artisan Entities; provided, that the Administrative Agent shall provide
                      --------
copies of any such documents or instruments to the Sponsor and the Borrower. Each of the Artisan Entities further authorizes the Administrative Agent to notify any account debtors that all sums payable to any of the Artisan Entities relating to the Secured Obligations Collateral shall be paid directly to the Administrative Agent.

     (j) Upon the request of the Administrative Agent, each of the Artisan Entities hereby agrees to duly and promptly execute and deliver, or cause to be duly executed and delivered, at the cost and expense of the Artisan Entities, such further instruments as may be necessary or proper, in the reasonable judgment of the Administrative Agent, to carry out the provisions and purposes of this Section 8 or to perfect and preserve the Liens of the Borrower under the Artisan Entities Security Documents, in the Secured Obligations Collateral or any portion thereof.

     (k) The security interests granted under this Section 8 shall terminate when all the Secured Obligations have been indefeasibly fully paid and performed. Upon request by the Artisan Entities (and at the sole expense of and the Artisan Entities) after such termination, the Borrower and the Administrative Agent will take all reasonable action and do all things reasonably necessary, including executing UCC termination statements, Pledgeholder Agreement terminations, termination letters to account debtors and copyright releases, to terminate the security interest granted to the Borrower.

     (l) The remedies conferred upon or reserved to the Administrative Agent in this Section 8 are intended to be in addition to, and not in limitation of, any other remedy or remedies available to the Administrative Agent. Without limiting the generality of the foregoing, the Administrative Agent, shall as a result of the assignment of the Borrower's rights have all rights and remedies of a secured creditor under Article 9 of the UCC and under any other Applicable Law.

     (m) All of the provisions of this Article 8 relating to the Sponsor Collateral are limited by the terms of the Intercreditor Agreement.

     9    Sponsor Default and Suspension Events.
          -------------------------------------

     (a) Upon the occurrence of and during the continuance of a Suspension Event under the Credit Agreement, the Administrative Agent (as the assignee for security of the Borrower) shall have the right but not the obligation to (A) terminate all rights of the Sponsor as a distributor under the Distribution Agreement with regard to Declared Qualifying Pictures for which Letters of Credit have been issued but which have not yet been delivered to the Borrower,
(B) enter into a distribution agreement with another person for the distribution of any Declared Qualifying Pictures for which Letters of Credit have been issued under the Credit Agreement but which have not yet been delivered to the Borrower or which have been acquired by the Borrower but not yet released by the Sponsor and (C) with regard to films theretofore delivered, eliminate any allocations under Section 7 hereof with regard to the Sponsor other than as set forth under Sections 7(a)(ii), 7(a)(iii), 7(a)(iv), 7(b)(ii) and 7(b)(iii) hereof.

     (b) Upon the occurrence of and during the continuance of a Sponsor Default under the Credit Agreement, the Administrative Agent shall have the right but not the obligation to declare the Sponsor in its capacity as distributor in default of the Distribution Agreement and to terminate the Distribution Agreement without foregoing the Borrower's rights to recover damages deriving from the Sponsor's default. In case of a Sponsor Default, Gross Receipts will be distributed as provided in Section 7(c) hereof.

     10   Guaranty of the Artisan Entities.
          --------------------------------

     (a) Each of the Artisan Entities unconditionally and irrevocably guarantees to the Administrative Agent and the Lenders the due and punctual payment by, and performance of, the obligations of the Sponsor under this Sponsor Agreement under the Distribution Agreement, the Master Film Purchase Agreement and each Film Purchase Agreement (the "Guaranteed Obligations" (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the obligor whether or not post filing interest is allowed in such proceeding). Each of the Artisan Entities further agrees that the Guaranteed Obligations may be increased, extended or renewed, in whole or in part, without notice or further assent from it, and it will remain bound upon its guaranty notwithstanding any extension or renewal of any Guaranteed Obligation.

     (b) Each of the Artisan Entities waives presentation to, demand for payment from and protest to, the Sponsor or any other guarantor of any of the Guaranteed Obligations, and also waives notice of protest for nonpayment, notice of acceleration and notice of intent to accelerate. The obligations of the Artisan Entities hereunder shall not be affected by (i) the failure of the Administrative Agent or the Lenders to assert any claim or demand or to enforce any right or remedy against the Sponsor or any other guarantor under the provisions of this Sponsor Agreement or any other agreement or otherwise; (ii) any extension or renewal of any provision hereof or thereof; (iii) the failure of the Administrative Agent or the Lenders to obtain the consent of the Sponsor with respect to any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms hereunder or of any other agreement; (iv) the release, exchange, waiver or foreclosure of any security held by the Administrative Agent for the Guaranteed Obligations or any of them;
(v) the failure of the Administrative Agent or the Lenders to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (vi) the release or substitution of any guarantor. Without limiting the generality of the foregoing or any other provision hereof, to the extent permitted by applicable law, each of the Artisan Entities hereby expressly waives any and all benefits which might otherwise be available to it under California Civil Code Sections 2799, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2848, 2849,
2850, 2899 and 3433.

     (c) Each of the Artisan Entities further agrees that its guaranty constitutes a guaranty of performance and of payment when due and not just of collection, and waives any right to require that any resort be had by the Administrative Agent or any Lender to any security held for payment of the Obligations or to any balance of any deposit, account or credit on the books of the Administrative Agent or any Lender in favor of the Sponsor, or to any other Person.

     (d) Each of the Artisan Entities hereby expressly assumes all responsibilities to remain informed of the financial condition of the Sponsor and any other guarantors and any circumstances affecting the ability of the Sponsor to perform the Guaranteed Obligations.

     (e) The Artisan Entities' obligations hereunder shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations, or any instrument evidencing any Guaranteed Obligation, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to its guaranty. The Administrative Agent, and the Lenders make no representation or warranty with respect to any such circumstances and have no duty or responsibility whatsoever to the Artisan Entities in respect to the management and maintenance of the Guaranteed Obligations or any collateral security for the Guaranteed Obligations.

     (f) The obligations of the Artisan Entities hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (except payment and performance in full of the Guaranteed Obligations), including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Artisan Entities hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy with regard to the Guaranteed Obligations, by any waiver or modification of any provision hereof or thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Artisan Entities or would otherwise operate as a discharge of the Artisan Entities as a matter of law, unless and until the Guaranteed Obligations are paid in full.

     (g) Each of the Artisan Entities further agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Administrative Agent or the Lenders upon the bankruptcy or reorganization of the Obligor, or otherwise. In furtherance of the provisions of this paragraph, and not in limitation of any other right which the Administrative Agent or the Lenders may have at law or in equity against the Sponsor or any other Person by virtue hereof, upon failure of the Sponsor to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice or otherwise, each of the Artisan Entities hereby promises to and will, upon receipt of written demand by the Administrative Agent on behalf of itself and/or the Lenders, forthwith pay or cause to be paid to the Administrative Agent for the benefit of itself, and/or the Lenders (as applicable) in cash an amount equal to the unpaid amount of the Guaranteed Obligations with interest thereon at a rate of interest equal to the rate specified in the Credit Agreement, and thereupon the Administrative Agent shall assign such Guaranteed Obligation, together with all security interests, if any, then held by the Agent in respect of such Guaranteed Obligation, to the Artisan Entities; such assignment to be subordinate and junior to the rights of the Administrative Agent on behalf of itself and the Lenders with regard to amounts payable by the Sponsor in connection with the remaining unpaid Guaranteed Obligations and to be pro tanto to the extent to which the Guaranteed Obligation in question was discharged by the Artisan Entities making such payments.

     (h) All rights of the Artisan Entities against the Sponsor, arising as a result of the payment by any of the Artisan Entities of any sums to the Administrative Agent for the benefit of the Administrative Agent and/or the Lenders or directly to the Lenders hereunder by way of right of subrogation or otherwise, shall in all respects be subordinated and junior in right of payment to, and shall not be exercised by any of the Artisan Entities until and unless, the prior final and indefeasible payment in full of all the Obligations and the termination of the Total Commitment. If any amount shall be paid to any of the Artisan Entities for the account of the applicable Artisan Entity, such amount shall be held in trust for the benefit of the Administrative Agent, segregated from the applicable Artisan Entity's own assets, and shall forthwith be paid to the Agent on behalf of the Administrative Agent and/or the Lenders to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

     11   Assignment to the Administrative Agent.
          --------------------------------------

     (a) The Borrower hereby confirms that for good and valuable consideration it has assigned, transferred, conveyed and set over to the Administrative Agent as security for the Obligations, various items of collateral including, but not limited to, all of the Borrower's rights under this Agreement, the Distribution Agreement, the Master Film Purchase Agreement and each Film Purchase Agreement, which include, without limitation, all of the Borrower's right, title and interest in and to any payment due or to become due from the Sponsor under this Agreement.

     (b) Each of the Artisan Entities hereby agrees that it will execute, or cause to be executed, such additional documentation (including, without limitation, assignment agreements or other consents) as may now or hereafter be reasonably required by the Administrative Agent in order to otherwise effectuate their consent to the provisions of the assignment pursuant to this Section 11.

     (c) The Administrative Agent shall not have any obligation or liability under this Agreement or any other Fundamental Document by reason of this assignment, and the Administrative Agent shall not be obligated to perform any of the obligations or duties of the Borrower under any of the foregoing agreements or to take any action to collect or enforce any claim for payment assigned hereunder.

     (d) The Sponsor hereby agrees that the proceeds of any funds advanced by it to the Borrower pursuant to clause (i), (iii) and (iv) of Section 3(a) shall be deposited in cash directly into the Collection Account, and the Borrower hereby specifically authorizes and directs the Sponsor to deposit such proceeds of such funds to the Borrower under this Agreement into the Collection Account and irrevocably authorizes and empowers the Administrative Agent to ask, command, receive or give a discharge for any and all such amounts.

     12   Term. This Agreement shall remain in full force and effect until, and
          ----
shall terminate when, all of the monetary Obligations shall have been "paid in full" (as that term is defined in Section 19 hereof) by the Borrower and the Total Commitment shall have terminated.

     13   Notices. Notices and other communications provided for herein shall be
          -------
in writing and shall be delivered or mailed (or if by telegram, delivered to the telegraph company and, if by telecopier, delivered by such equipment) to the parties at the following respective addresses:

     (1)  If to the Administrative Agent:

          The Chase Manhattan Bank
          270 Park Avenue, 37th Floor
          New York, New York  10017

          Attn: Joan Fitzgibbon
          Facsimile No.:  (212) 270-4164

              with copies to each of:

          Chase Securities Inc.
          1800 Century Park East, Suite 400
          Los Angeles, CA 90067
          Attn:  Christa Thomas
          Facsimile No.: (310) 788-5628

          Royal & Sunalliance Insurance PLC
          Leadenhall Court
          I Leadenhall Street
          London EC3V 1 PP
          Attention: Richard Wilson
          Facsimile no.: 171-588-2345

          Heath Insurance Broking Limited
          133 Houndsditch
          London EC3A 7AH
          Attention: Roger Bassett
          Facsimile no: 171-234-4144

          ICE Media Limited
          31 Dover Street
          London W1X 3RA
          Attention: Graham Bradstreet
          Facsimile no.: 171-434-2043

     (2)  If to any Artisan Entity, to it at:

          2700 Colorado Avenue
          Santa Monica, CA 90404-3521
          Attn:  General Counsel
          Facsimile No.:  (310) 255-3840

     (3)  If to the Borrower:

          Artisan Film Investors Trust
          c/o Artisan Pictures Inc.
          2700 Colorado Avenue
          Santa Monica, CA 90404-3521

           Attn:  General Counsel
           Facsimile No.:  (310) 255-3840

or such other address as such party may from time to time designate by giving written notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions hereof shall be deemed to have been given on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or when delivered to the telegraph company, charges prepaid, if by telegram, or when receipt is acknowledged if by telecopier, in each case addressed to such party as provided in this Section 13 or in accordance with the latest unrevoked written direction from such party.

     14    Successors and Assigns. All references herein to any of the
           ----------------------
parties to this Agreement shall be deemed to include the successors and assigns of such party; provided, however, that neither the Sponsor nor the Artisan
               --------  -------
Entities may assign any of their rights or obligations hereunder without the prior written consent of the Administrative Agent and all of the Lenders, and all covenants, promises and agreements by or on behalf of the Sponsor which are contained herein shall inure to the benefit of the successors and assigns of the Administrative Agent and any of the Lenders (including the Insurers under their rights of subrogation); provided, further, that this Agreement may be enforced
                        --------  -------
only by the Administrative Agent or its successors and assigns as agent for the Fronting Bank and the Lenders (or by the Insurers under their rights of subrogation).

     15    Amendment; Waiver; Consent. This Agreement may be amended,
           --------------------------
modified or supplemented, and the terms hereof may be waived, in each case only by a written instrument executed by all the parties to this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or other breach, whether or not similar.

     16    Severability. Any provision hereof which is prohibited or
           ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the parties hereby waive any provision of law which may render any provision hereof prohibited or unenforceable in any respect.

     17    Counterparts. This Agreement may be executed by the parties
           ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement, and all signatures need not appear on any one counterpart.

     18.   Headings. The headings and captions in this Agreement are for
           --------
convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

     19.   Subordination.
           -------------

     (a)   General. Each of the Artisan Entities agrees that the
           -------
Subordinated Obligations are and shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of the Obligations. The expressions "paid in full" "prior payment in full," "payment in full," or any other similar term(s) shall mean the payment in full, in cash, of all the Obligations.

     (b)   Restrictions on Payment of Subordinated Obligations, etc. The
           --------------------------------------------------------
Artisan Entities will not ask, demand, sue for, take or receive, directly or indirectly, from the Borrower or the Gross Receipts of the Declared Qualifying Pictures, in cash or other property, by setoff, or otherwise, or by executions, garnishments, levies, attachments or by any other action relating to the Subordinated Obligations, or in any other manner, payment of, or security for, all or any part of the Subordinated Obligations unless and until the Obligations shall have been paid in full. Each of the Artisan Entities expressly agrees that, unless and until such time as the Obligations shall be paid in full, any payment with respect to the Subordinated Obligations which is not made in a timely manner by reason of the operation of this Agreement shall be deemed to be deferred and the Borrower shall not be in default to an Artisan Entity by reason of such non-payment. Each of the Artisan Entities further acknowledges and agrees that it will not take any collateral of the Borrower (except as provided in the Fundamental Documents) unless and until the Obligations have been paid in full.

     (c)   Additional Provisions Concerning Subordination. Each of the
           ----------------------------------------------
Artisan Entities agrees as follows:

     (i) In the event of (x) any dissolution, winding up, liquidation or reorganization of the Borrower (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or proceedings for voluntary or involuntary liquidation, dissolution or other winding up of the Borrower, whether or not involving insolvency or bankruptcy, or any other marshaling of the assets and liabilities of the Borrower or otherwise); or (y) any Event of Default or an event which with notice and/or passage of time would constitute an Event of Default, or any default regarding the Subordinated Obligations:

          (A) all Obligations shall first be paid to the Administrative Agent (for the benefit of itself and the Lenders) in full before any payment or distribution is made upon the principal of or interest on or any fees, costs, charges or expenses in connection with the Subordinated

               Obligations, and before any other action described in Section 19(a) is taken by an Artisan Entity; and

          (B) any payment or distribution of assets of the Borrower, whether in cash, property or securities to which an Artisan Entity would be entitled except for the provisions hereof, shall be paid or delivered by the Borrower, or any receiver, trustee in bankruptcy, liquidation trustee, disbursing agent, agent or other person making such payment or distribution, directly to the Administrative Agent, to the extent necessary to pay in full all Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to the Administrative Agent before any payment or distribution is made to an Artisan Entity;

   (ii) In any proceeding referred to or resulting from any event referred to in subsection (i) of this Section 9(c) commenced by or against the
          Borrower:

          (A) The Administrative Agent may, and is hereby irrevocably authorized and empowered (in its own name or in the name of the Sponsor, another Artisan Entity or otherwise), but shall have no obligation to, (x) demand, sue for, collect and receive every payment or distribution referred to in Section 9(c)(i) and give acquittance therefor, (y) file claims and proofs of claim in respect of the Subordinated Obligations and (z) take such other action as the Administrative Agent may deem necessary or advisable for the exercise or enforcement of the rights or interest of the Administrative Agent (on its own behalf and on behalf of the Lenders) hereunder; and

          (B) Each Artisan Entity will duly and promptly take such action as the Administrative Agent may reasonably request to file appropriate claims or proofs of claim with respect to the Subordinated Obligations, to execute and deliver to the Administrative Agent such powers of attorney, assignments or other instruments as the Administrative Agent may request in order to enable it to enforce any and all claims with respect to the Subordinated Obligations, and to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Obligations;

   (iii) All payments or distributions upon or with respect to the Subordinated Obligations which are received by an Artisan Entity contrary to the provisions of this Agreement shall be deemed to be the property of the Administrative Agent (on behalf of itself and the Lenders), shall be received in trust for the benefit of the Administrative Agent (on behalf of itself and the Lenders), shall be segregated from other funds and property held by the Artisan Entity and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be applied to the payment or prepayment of the Obligations until the Obligations shall have been paid in full;

   (iv) Each Artisan Entity hereby waives any requirements for marshalling of assets by the Administrative Agent in connection with any foreclosure of any lien of the Administrative Agent (on behalf of itself and the Lenders);

   (v) Each Artisan Entity shall not take any action to impair or otherwise adversely affect the foreclosure of, or other realization of the rights of the Administrative Agent (on behalf of itself and the Lenders) under the Fundamental Documents; and

   (vi) The Administrative Agent is hereby authorized to demand specific performance of this Agreement at any time when each Artisan Entity shall have failed to comply with any of the provisions of this Agreement, and each Artisan Entity hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

   (d)    Subrogation. Each Artisan Entity agrees that no payment or
          -----------
distribution to the Administrative Agent pursuant to the provisions of this Agreement shall entitle an Artisan Entity to exercise any rights of subrogation in respect thereof until the Obligations shall have been paid in full.

   20.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
          -------------
ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CHOICE OF LAW RULES THEREOF WHICH MIGHT APPLY THE LAWS OF ANY OTHER JURISDICTION.

   21.    Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW
          --------------------
WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SUBJECT MATTER HEREOF OR ANY FUNDAMENTAL DOCUMENT (AS THAT TERM IS DEFINED IN THE CREDIT AGREEMENT), IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES THAT THE PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH OTHER PARTIES AND THE LENDERS HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND ANY OTHER FUNDAMENTAL

DOCUMENT. A PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 21 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

     22.   Remedies; No Waiver. No failure on the part of the Administrative
           -------------------
Agent to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder or under any other Fundamental Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, privilege or remedy preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

     23.   Submission to Jurisdiction; Service of Process. EACH ARTISAN
           ----------------------------------------------
ENTITY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SUBJECT MATTER HEREOF OR ANY FUNDAMENTAL DOCUMENT BROUGHT BY THE ADMINISTRATIVE AGENT OR ANY OF ITS SUCCESSORS OR ASSIGNS IN EITHER OF THE ABOVE-REFERENCED FORUMS AT THE SOLE OPTION OF THE ADMINISTRATIVE AGENT. EACH ARTISAN ENTITY (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURTS, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT SUCH SUIT, ACTION OR PROCEEDING IN THE ABOVE-REFERENCED COURTS IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT, THE SUBJECT MATTER HEREOF OR ANY FUNDAMENTAL DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURT, (B) HEREBY WAIVES THE RIGHT TO REMOVE ANY SUCH ACTION, SUIT OR PROCEEDING INSTITUTED BY THE ADMINISTRATIVE AGENT IN STATE COURT TO FEDERAL COURT, AND (C) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY OR OTHERWISE ARISE FROM THE SAME SUBJECT MATTER. EACH ARTISAN ENTITY HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT ITS ADDRESS TO WHICH NOTICES ARE TO BE GIVEN PURSUANT TO SECTION 13 HEREOF. EACH ARTISAN ENTITY AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE ADMINISTRATIVE

AGENT AND THE LENDERS. FINAL JUDGMENT AGAINST SPONSOR AND/OR AN ARTISAN ENTITY IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (X) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND THE AMOUNT OF INDEBTEDNESS, LIABILITY OR OTHER OBLIGATION OF THE ARTISAN ENTITY THEREIN DESCRIBED OR (Y) IN ANY OTHER MANNER PROVIDED BY, OR PURSUANT TO, THE LAWS OF SUCH OTHER JURISDICTION, PROVIDED, HOWEVER, THAT THE ADMINISTRATIVE
                                 --------  -------
AGENT OR ANY OF ITS SUCCESSORS OR ASSIGNS MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST AN ARTISAN ENTITY OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE SPONSOR OR SUCH ARTISAN ENTITY OR SUCH ASSETS MAY BE FOUND.

     24.   Quiet Enjoyment. The Administrative Agent acknowledges that its
           ---------------
security interest hereunder is subject to the rights of Quiet Enjoyment (as that term is defined in Section 8.13 of the Credit Agreement and Section 19 of the Intercreditor Agreement) of the Sponsor under the Distribution Agreement, as provided in and in accordance with Section 8.13 of the Credit Agreement.

     25.   Entire Agreement. This Agreement represents the entire agreement
           ----------------
of the parties with regard to the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                           ARTISAN PICTURES INC.
                           ARTISAN ENTERTAINMENT INC.
                           ARTISAN MUSIC INC.
                           ARTISAN HOME ENTERTAINMENT INC.
                           ARTISAN RELEASING INC.
                           BE MINE PRODUCTIONS, INC.
                           BEACH DANCE PRODUCTIONS, INC.
                           DETENTION PRODUCTIONS, INC.
                           HEATWAVE PRODUCTIONS, INC.
                           LIVE AMERICA INC.
                           MILK MISSION PRODUCTIONS INC.
                           SWEET TIME PRODUCTIONS, INC.
                           VESTRON INC.
                           WISH AGAIN PRODUCTIONS, INC.



                           By:  /s/ Mark Curcio
                              -------------------------------
                              Name:
                              Title: Authorized Signatory for
                                     each of the foregoing


                           SILENT DEVELOPMENT CORP.


                           By:  /s/ Ken Schapiro
                              -------------------------------
                              Name:
                              Title: EVP

                           TONGUE-TIED INC.


                           By:  /s/ Ken Schapiro
                              -----------------------------
                              Name:
                              Title:


                           FILM HOLDINGS CO.


                           By:  /s/ Joe Pretlin
                              -----------------------------
                              Name:
                              Title:


                           ARTISAN FILM INVESTORS TRUST
                           By: Artisan Pictures Inc., as Designee


                           By:  /s/ Ken Schapiro
                              -----------------------------
                           Name:
                           Title:
                           Address:  c/o Artisan Pictures, Inc. at
                                     2700 Colorado Avenue
                                     Santa Monica, CA 90404-3521


                           THE CHASE MANHATTAN BANK,
                           as Administrative Agent


                           By:  /s/ Joan M. Fitzgibbon
                              -----------------------------
                              Name:
                              Title: Managing Director

                                                                      SCHEDULE 1

                         Definition of Gross Receipts


     1.    Definition of Distributor: As used in this Schedule 1 and in
           -------------------------
Schedule 3, "Distributor" means the Artisan Entities and their subdivisions and affiliates to the extent such subdivisions and affiliates are engaged in the business of distributing theatrical motion pictures, but shall not include any other persons, firms or corporations licensed by Distributor to distribute motion pictures in any part of the world. Nor shall such term include: exhibitors or others who may actually exhibit a Declared Qualifying Picture to the public; radio or television broadcasters; cable services or operators; manufacturers, wholesalers or retailers of video discs, cassettes or similar devices; book or music publishers; phonograph record producers or distributors; manufacturers, distributors, wholesalers, retailers or operators of any types of merchandise, goods, services or theme park or other attractions, whether or not any of the foregoing are subdivisions or affiliates of Distributor. As used in this paragraph, "affiliate" as applied to Distributor shall mean any entity controlling, controlled by or under common control with Distributor, and the word "control" (including "controlled by" and "controlling") shall be deemed to mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity through the ownership of more than fifty percent (50%) of such entity's voting securities.

     2.   Definition of Gross Receipts. "Gross Receipts" with respect to a
          ----------------------------
Declared Qualifying Picture means all monies and other things of value actually received or used by, or credited to the account of Distribution arising from or attributable to the Declared Qualifying Picture (other than items which are to be used to reduce Total Negative Cost) including without limitation the following:

     (a) All Film Rentals (as defined below) (whether money or other items of value) actually received by or used or credited to the account of Distributor from parties exhibiting such Declared Qualifying Picture in theaters and on television where Distributor distributes directly to such parties (hereinafter referred to as "exhibitors").

     (b) An amount equal to one-hundred percent (100%) of all sums actually received by Distributor from the exploitation of Video Rights provided that:

     (i) Gross Receipts shall be deemed to exclude sums received by Distributor which represent sales taxes, value added taxes, excise taxes and similar taxes (exclusive of remittance taxes) which are collected by Distributor as required by any requisite taxing authorities of any government;

     (ii) Gross Receipts shall at all times be subject to retroactive adjustments for returns, refunds, credits, settlements, rebates and discounts;

     (iii) Distributor shall be entitled to establish reserves against Gross Receipts for future returns. Said reserves shall be maintained at reasonable levels for a reasonable amount of time consistent with Distributor's policies for its own product. It is understood between the parties that 100% of such reserves shall be liquidated no later than one
  (1) year following the accounting period (as hereinafter defined) for which such reserves were set up; provided, however, that if Distributor
                                   --------  -------
  estimates that future returns will exceed reserves as established at the end of any accounting period then Distributor shall have the right to establish sufficient reserves to cover such estimated future returns.

     (c) All monies and other things of value actually received or used by, or credited to the account of Distributor from the following: (i) trailers;
(ii) licenses of theatrical distribution rights for a flat sum; (iii) exhibition or distribution or other exploitation rights in and to such Declared Qualifying Picture other than those referred to in (a), (b), and (c) (ii) of this Section 2, specifically including licenses to cable operators (specifically including all forms of pay, subscription and other types of non-free television), and including all net revenues received by Distributor from the sale of commercial air time in connection with the exhibition of such Declared Qualifying Picture on television, after deducting any advertising agency commissions charges; (iv) the lease of positive prints (as distinguished from the licensing thereof for a Film Rental) and the sale or licensing of advertising accessories, souvenir programs and booklets; and (v) recoveries by Distributor for infringement, unfair competition, violations of Section 43(a) of the Lanham Act, trademark, patent infringement, defamation and piracy actions with respect to such Declared Qualifying Picture.

     (d) All monies actually received by Distributor on account of direct subsidies, aide or prizes relating specifically to such Declared Qualifying Picture.

     (e) All sums received by Distributor from copyright tribunal, cable retransmission, rental rights and other forms of government administered or mandated reuse payments relating specifically to the Declared Qualifying Picture.

     (f) All sums derived by Distributor from distribution of the Declared Qualifying Picture on a four-wall basis (as such term is commonly understood in the motion picture industry).

     (g) The sums to be included in Gross Receipts under Exhibits 1, 2 and 3 to this Schedule 1.

     Notwithstanding anything to the contrary contained herein, no sums received by Distributor from any of its affiliates with respect to a Declared Qualifying Picture shall be included in Gross Receipts hereunder if such affiliate's revenues with respect to such Declared Qualifying Picture have already been included in Gross Receipts hereunder.

     Gross Receipts shall not include:

     (i) All sums paid or accrued on account of withholding, sales, use, receipts, income, excise and other taxes (however denominated other than remittance taxes) to any governmental authority assessed upon the negatives, duplicate negatives, prints or sound records of Declared Qualifying Pictures, or upon the use or distribution of the Declared Qualifying Picture, or upon the revenues derived therefrom (other than the remittance taxes contemplated by Section 7(b)(iv) of the Sponsor Agreement), or any part thereof, any and all sums paid or accrued on account of duties, customs and imposts, costs of acquiring permits, "Kontingents," or and any similar authority to secure the entry, licensing, exhibition, performance, use or televising of the Declared Qualifying Picture in any country or part thereof, regardless of whether such payments or accruals are assessed against the Declared Qualifying Picture or the proceeds thereof or against a group of motion pictures in which the Declared Qualifying Picture may be included or the proceeds thereof. In no event shall the deductible amount of any such tax (however denominated) imposed upon Distributor, be decreased (nor the Gross Receipts increased) because of the manner in which such taxes are elected to be treated by Distributor in filing net income, corporate franchise, excess profits or similar tax returns. Subject to the foregoing:
  Distributor's own United States federal and state income taxes and franchise taxes based on Distributor's net income shall not be deducted hereunder.

     (ii) Expenses of transmitting to the United States any funds accruing to Distributor from the Declared Qualifying Picture in foreign countries, such as cable expenses and any discounts from such funds taken to convert such funds directly or indirectly into U.S. Dollars.

     (iii) The cost of reducing or minimizing the matters referred to in
  (i) or (ii) above, which costs shall be fairly apportioned to the Declared Qualifying Picture if done on an industry basis or with respect to motion pictures distributed by Distributor generally.

     3.    Film Rentals: As used herein, "Film Rentals" shall be determined
           ------------
after all rebates, refunds, credits, discounts, allowances and adjustments granted to exhibitors, broadcasters and other licensees, whether occasioned by condemnation by boards of censorship, settlement of disputes or otherwise. Advance payments and security deposits shall be included in Film Rentals upon their receipt by Distributor, provided that if they are returnable, then in the event they are so returned Distributor shall correspondingly reduce gross receipts for the accounting period involved. No cost (regardless of how incurred, paid or allowed) of Distributor's share of cooperative and/or theater advertising shall be deducted in determining Film Rentals. Where allowances are granted and paid on account of Distributor's share of cooperative theater or joint advertising, such payments shall not be deducted in determining Film Rental, and where Distributor's share of cooperative theater or joint advertising is deducted by the exhibitor, Distributor's share of cooperative theater or joint advertising shall be added back into the Film Rentals received from such exhibitor, and all such costs (I.E., allowances paid or granted on account of cooperative theater or joint advertising) payments, discounts and allowances shall be treated as Distribution Expenses and shall be a charge against the Formula Amount of Domestic Distribution Expenses to the extent provided for in the Credit Agreement.

     4.    Allocations. Wherever Distributor (i) receives from any license
           -----------
either a flat sum or a percentage of the receipts, or both, for any right to a group of motion pictures (including any Declared Qualifying Picture) under any agreement (whether or not the same shall provide for the exhibition, lease or delivery of positive prints of any of said motion pictures) which does not specify what portion of the license payments apply to the respective motion pictures in the group (or to such prints or other material, if any, as may be supplied), or (ii) receives foreign currency under Section 5 hereof relating to a group of motion pictures (including any Declared Qualifying Picture) without specification of what portion of such payment applies to the respective motion pictures in the group then in any and all such situations Distributor shall include in, or deduct from, Gross Receipts, as the case may be, such sums, determined in good faith, as may be reasonable and consistent with Distributor's usual practice in such matters.

     5.    Foreign Receipts: Sums received by Distributor which relate to a
           ----------------
Declared Qualifying Picture shall not be included in Gross Receipts hereunder unless and until such sums: (i) have been received by Distributor in U.S. dollars in the United States; or (ii) are freely remittable to the United States; or (iii) are used by Distributor for any purpose in the territory involved. In the event, the U.S. dollar equivalent of the currency utilized in a territory shall be included in Gross Receipts hereunder for the accounting period during which such Gross Receipts became freely transmittable or were so utilized (as applicable), such U.S. dollar equivalent to be computed at the then-prevailing official or unofficial rate of exchange, as Distributor may elect to use consistent with the rates used for Distributor's own motion pictures at the applicable time. Distributor will, promptly after receipt of a written request from the Borrower or the Administrative Agent (but not more frequently than semi-annually), advise the Borrower and the Administrative Agent in writing as to foreign revenues not included in Gross Receipts, as aforesaid, and Distributor shall, at the written request of the Borrower or the Administrative Agent (subject to any and all limitations, restrictions, laws, rules and regulations affecting such transactions), deposit into an account with a bank designated by the Administrative Agent, such part thereof as would have been payable to the Borrower hereunder. Such deposits or payments to or for the Borrower shall constitute due remittance to the Borrower, and Distributor shall have no further interest therein or responsibility therefor. At the Administrative Agent's written request, Distributor will uses its best efforts to convert such deposits or payments into US. dollars to the same extent and in the same proportion that Distributor is able to convert is own blocked currencies in the country or countries involved at the relevant times. Distributor makes no representations or warranties that any part of any such foreign currencies may be converted into U.S. dollars or transferred to the account of the Administrative Agent in any foreign country.

     6.    "The Ninth Gate"/ "Stir of Echoes": For the avoidance of doubt,
            ---------------------------------
Gross Receipts for "The Ninth Gate" and "Stir of Echoes" shall include any amounts paid directly to an Artisan Entity or as off-set against obligations of an Artisan Entity prior to October 13, 1999.

                                                         Exhibit 1 to Schedule 1


                            MUSIC PUBLISHING INCOME


     There shall also be included in Gross Receipts with respect to a Declared Qualifying Picture, in each case to the extent received and retainable by Distributor for its own account.

     A sum equal to one-hundred percent (100%) of Distributor's share of the "publisher's share" of mechanical reproduction, synchronization license and performing fees received in U.S. currency by Distributor's subsidiary or affiliated publisher with respect to music and lyrics written specifically for and synchronized in the Declared Qualifying Picture as released. The "publisher's share" of mechanical reproduction and synchronization license fees shall be the full amount paid by the licensee, less the share of such fees payable to any composer, author, arranger, adapter, translator or other party having an interest in the copyright thereof, and less the costs and charges of the publisher or any agent, trustee or administrator acting for the publisher for the collection of such fees, not to exceed five percent (5%) thereof.

     The "publisher's share" of performing fees shall be the net amount actually received by the publisher from any performing rights society in respect of the music and lyrics involved; or, if Distributor or the publisher shall administer the collection of all or any part of performance fees, the full amount of all performance fees collected by Distributor or the publisher, less the shares of such fees payable to any composer, author, arranger, adapter, translator or other party having an interest in the copyright hereof and all reasonable costs and expenses in administering the collection of such fees. If Distributor or its subsidiary or affiliated publisher is not entitled to one-hundred percent (100%) of the publisher's share of mechanical reproduction, synchronization license and performing fees by reason of a "split" publishing agreement with the composer or lyricist of the music and lyrics involved, or any corporation furnishing the services of such composer or lyricist, then only the pro-rata share of Distributor or its subsidiary or affiliated publisher shall be included for the purpose of the foregoing computations.

                                                         Exhibit 2 to Schedule 1


                           SOUNDTRACK RECORD INCOME


     There shall also be included in Gross Receipts with respect to a Declared Qualifying Picture royalties on soundtrack records, as herein defined, in each case to the extent received and retainable by Distributor for its own account.

     A sum equal to one-hundred percent (100%) of the net royalty actually received and retainable by Distributor for its own account from the record company with respect to the sale of soundtrack records relating to the Declared Qualifying Picture, as such royalty may be reduced, calculated, computed and paid in the same manner as the soundtrack record royalty paid to Distributor under the applicable agreement with the record company is reduced, calculated, accounted for and paid (including without limitation deductions representing the pro rata share of re-use fees and costs of recording and manufacturing masters advanced by Distributor or the record company); provided that if any soundtrack record contains selections from other sources, the applicable gross royalty received and retainable by Distributor with respect to such records shall be prorated on the basis of the total number of minutes of selections from the soundtrack of the Declared Qualifying Picture compared to the total number of minutes on such records.

     As used herein, the term "soundtrack records" means and refers to phonograph records, tapes, or other sound recordings which contain either (i) portions of the soundtrack transferred directly to phonograph record masters from sound records which form a part of the soundtrack of the Declared Qualifying Picture; or (ii) sound recordings recorded separately but utilizing substantially the same musical score, parts and instrumentation, and essentially the same artists, music and/or dialogue and/or sound effects as is contained in the soundtrack of the Declared Qualifying Picture; or (iii) a combination of (i) and (ii). Soundtrack records do not, however, include any recordings produced solely for the purpose of advertising and exploiting the Declared Qualifying Picture and copies of which are not distributed to the public.

                                                         Exhibit 3 to Schedule 1


                             MERCHANDISING INCOME


     There shall be included in Gross Receipts with respect to a Declared Qualifying Picture, in each case to the extent received and retainable by Distributor for its own account:

     (i)   A sum equal to one-hundred percent (100%) of all license fees
(in excess of all royalties and participations) received by Distributor directly as a result of the exercise by Distributor itself of merchandising license rights. If, however, Distributor shall sublicense or sub-contract any of such merchandising license rights to a non-affiliated entity, Distributor shall include in Gross Receipts hereunder a sum equal to one-hundred percent (100%) of the net sums (in excess of all royalties and sublicensee's fees) received from such sub-licensee.

     (ii) All net sums received by Distributor from non-affiliated or non-subsidiary publishers from the publication of such underlying literary material and of novelizations of the screenplay of the Declared Qualifying Picture, and (ii) the net receipts of Distributor's subsidiary or affiliated publishers from the publication of such material and novelizations, less, in either case, royalties paid out of (i) or (ii) to the writers of such material and novelizations.

                                                                      SCHEDULE 2

                 Definition of Domestic Distribution Expenses


     1.    Domestic Distribution Expenses. With respect to each Declared
           ------------------------------
Qualifying Picture, Distributor's "Domestic Distribution Expenses" in connection with such Declared Qualifying Picture shall include all direct costs, charges and expenses incurred and paid in connection with the distribution, advertising, exploitation and turning to account of the Declared Qualifying Picture of whatever kind or nature, or which are customarily treated as distribution expenses under customary accounting procedures in the motion picture industry incurred in connection with the theatrical exploitation in the United States but shall exclude all Video Costs. Without limiting the generality of the foregoing, the following particular items shall be included in Domestic Distribution Expenses hereunder with respect to the U.S. theatrical exploitation of each Declared Qualifying Picture.

     (a) The costs and expense of all duped and dubbed negatives (prepared for exploitation in the United States), sound tracks, prints, release prints, tapes, cassettes, duplicating material and facilities and all other material manufactured for use in connection with the Declared Qualifying Picture, including the cost of inspecting, repairing, checking and renovating film, reels, containers, cassettes, packing, storing and shipping and all other expenses connected therewith and inspecting and checking exhibitors' projection and sound equipment and facilities. Distributor may manufacture or cause to be manufactured as many or as few duped negatives, positive prints and other material for use in connection with the Declared Qualifying Picture as Distributor, in its sole discretion, may consider advisable or desirable.

     (b) All direct costs and charges for advertisements, press books, artwork, advertising accessories and trailers (other than the trailer production costs which are included in the Total Negative Costs of the Declared Qualifying Picture), advertising, publicizing and exploiting the Declared Qualifying Picture by such means and to such extent as Distributor may, in its uncontrolled discretion, deem desirable, including, without limitation, pre-release advertising and publicity, so-called cooperative and/or theater advertising, and/or other advertising engaged in with or for exhibitors, to the extent Distributor pays, shares in, or is charged with all or a portion of such costs and all other exploitation costs relating to such theater exhibition.

     (c) To the extent not included in Total Negative Cost, all direct costs of preparing and delivering the Declared Qualifying Picture for distribution, including, without limitation, any and all costs and expenses in connection with changing the title of the Declared Qualifying Picture, recutting, re-editing or shortening or lengthening the Declared Qualifying Picture for theatrical release in the United States, or in order to conform to the requirements of censorship authorities.

     (d) All costs and expenses, including reasonable attorneys' fees, loss, damage or liability, suffered or incurred by Distributor in connection with: any action taken by Distributor (whether by litigation or otherwise) in copyrighting, protecting and enforcing the copyright of, and other rights and sources of revenue to be derived from the theatrical distribution of the Declared Qualifying Picture; the collection of Film Rentals and other sums due Distributor from exhibitors, and others in respect of the theatrical distribution of the Declared Qualifying Picture or to recover monies due pursuant to any agreement relating to the exhibition of the Declared Qualifying Picture; checking attendance and exhibitors' receipts; preventing and/or recovering damages for unauthorized exhibition of the Declared Qualifying Picture, or any impairment of, encumbrance on or infringement upon the rights of Distributor in and to the Declared Qualifying Picture; and auditing of books and records of any exhibitor; provided that the foregoing costs and expenses shall not include the salaries of Distributor's regularly employed in-house legal or accounting staff; provided further that the portion of checking and collection costs described in this subsection (d)
                                                             -------------
  allocable to the Declared Qualifying Picture shall be limited to one percent (1%) of Gross Receipts derived by Distributor with respect to such Declared Qualifying Picture from theatrical distribution in the United States.

     (e) All discounts, rebates, credits and other similar benefits (whether based on volume or otherwise) accorded to Distributor in whole or in part in connection with Distributor's distribution of the Declared Qualifying Pictures shall be allocated to and credited against the Domestic Distribution Expenses on a fair and reasonable basis as between the Declared Qualifying Pictures and other motion pictures.

     (f) If Distributor makes any expenditure or incurs any liability in respect of a group of motion pictures including any Declared Qualifying Picture or any rights therein that does not specify which applicable expenditure or liability applies to the respective motion pictures in such group (or to such prints or other material, if any, as may be supplied), then in any and all situations Distributor shall include in Domestic Distribution Expenses, or deduct from Gross Receipts, as the case may be, such sums, determined in good faith, as may be allocable to such Declared Qualifying Pictures and reasonable and consistent with Distributor's usual practice in such matters.

                                                                      SCHEDULE 3

                         Definition of Video Expenses

     1.   General Definitions: As used in this Schedule 3, the following
          -------------------
terms shall have the following meanings:

     "Devices" shall mean, with respect to a Declared Qualifying Picture, any cassette, cartridge, phonogram, videodisc, laser or capacitance disc, tape or other similar device now known or hereafter devised and designed for use in conjunction with a reproduction apparatus which causes the Declared Qualifying Picture to be visible on the screen of a television receiver or comparable device now known or hereafter devised, primarily for use in private dwellings, it being understood that audiovisual devices may be used for other purposes and for other media.

     "Home Video Rights" means the right to exploit a Declared Qualifying Picture embodied in a Device which is rented or sold to the viewer only for viewing the embodied Declared Qualifying Picture in private where no admission fee is charged with respect to such viewing. As used herein, such rights do not include the public performance, diffusion, exhibition or broadcast of a Device.

     "Unrelated Third Parties" shall mean any and all entities other than Distributor.

     2.    Video Expenses: "Video Expenses" means the sum of the following,
           --------------
without duplication, after giving effect to all rebates and discounts and exclusive of any costs incurred in connection with the theatrical distribution of the relevant Declared Qualifying Picture in each case relating to the manufacture and distribution of Devices relating to a Declared Qualifying
Picture:

           a.   Print and Manufacturing Costs: All actual, out-of-pocket
                -----------------------------
  costs and expenses paid or advanced by Distributor in connection with the manufacture and/or production of the Devices, including but not limited to the costs of mastering, duplicating, re-editing, making foreign versions (including dubbing or subtitling of the Declared Qualifying Picture), changing the title of the Declared Qualifying Picture, anti-piracy and anti-counterfeiting devices, packaging and raw materials.

           b.   Expenses: All actual, out-of-pocket costs and expenses paid,
                --------
  advanced or incurred by Distributor in connection with the distribution, advertising, exploitation and turning to account of the Devices of whatever kind or nature, or which are customarily treated as video distribution expenses under customary accounting procedures in the motion picture industry. Without limiting the generality of the foregoing, the following particular items shall be included in Video Expenses hereunder:
  (i) all shipping and delivery charges, including the cost of containers, packing, handling, "pick, pack and ship", transportation, storage and insurance and all duties and customs imposed in connection with such shipments; (ii) all costs in connection with the selling, promotion and advertising of the Devices, including publicity, promotional trailers, marketing presswork, artwork, fulfillment, co-op advertising, mass merchant advertising, mailers and sales commissions; (iii) the following costs, but only to the extent fairly allocable to the distribution of the Devices: (A) costs to protect the copyright of the Declared Qualifying Picture, dues and assessments paid to fund its anti-piracy program and costs incurred by reason of claims asserted by third parties (including reasonable attorneys' fees), and (B) costs in connection with the collection of monies; and (iv) the cost and expense of duped and dubbed negatives, soundtracks, prints, release prints, tapes, cassettes, duplicating material and facilities and all other material manufactured for use in connection with the exploitation of the Devices;

        c. Prototype Costs: All actual, out-of-pocket costs and
           ---------------
  expenses incurred by Distributor (including but not limited to costs of development, facilities, materials, services, use of equipment, foreign version dubbing, editing, sub-titling and closed captioning) in connection with all steps in the process leading to and including the production of the masters which are made to serve as prototypes for the duplication of the Declared Qualifying Picture in the form of Devices, and the development and production of domestic and foreign prototype packaging and advertising for Devices;

        d. Other Costs: All other reasonable actual, out-of-pocket
           -----------
  costs for which distributors of home videos are customarily reimbursed;

                                                                      SCHEDULE 4

               Earning Statements Accounting Records and Audits
               ------------------------------------------------

     1. Earnings Statements: The Sponsor shall render to the Borrower,
        -------------------
the Administrative Agent and the Lead Insurer under the Cash Flow Insurance and its risk manager monthly statements within 20 days after the end of each monthly period showing, in summary form, the appropriate calculations under the Sponsor Agreement with regard to amounts received and disbursed with regard to Declared Qualifying Pictures. Each such monthly period, as the case may be, is herein referred to as an "accounting period". No statements need be rendered for any accounting period during which no receipts are received. Statements rendered by the Sponsor may be changed from time to time to give effect to year-end adjustments made by the Sponsor's Accounting Department or Public Accountants, or to items overlooked, to correct errors and for similar purposes. Should the Sponsor make any overpayment to the Administrative Agent for the benefit of the Borrower under the Sponsor Agreement for any reason, the Sponsor shall have the right to deduct and retain for its own account an amount equal to any such overpayment from any sums that may thereafter become due or payable by the Sponsor to the Borrower or for the Borrower's account or may demand repayment from the Borrower, in which event the Borrower shall repay the same when such demand is made. Any U.S. dollars due and payable to the Borrower by the Sponsor pursuant to any such statement shall be paid to the Collection Agent as set forth in the Intercreditor Agreement simultaneously with the rendering of such statement, provided, however, that all amounts payable to the Collection Agent hereunder shall be subject to all laws and regulations now or hereafter in existence requiring deduction or withholdings for income or other taxes payable by or assessable against the Collection Agent. The Sponsor shall have the right to make such deductions and withholdings and the payment thereof to the governmental agency concerned in accordance with its interpretation in good faith of such laws and regulations, and shall not be liable to the Borrower or the Administrative Agent for the making of such deductions or withholdings or the payment thereof to the governmental agency concerned. In any such event, the Borrower shall make and prosecute any and all claims which it may have with respect to the same directly with the governmental agency having jurisdiction in the premises.

     2. Accounting Records; Audit Records: The Sponsor shall keep books
        ---------------------------------
of account relating to the distribution of all Declared Qualifying Pictures, together with vouchers, exhibition contracts and similar records supporting the same (all of which are hereinafter referred to as "records"), which shall be kept on the same basis and in the same manner and for the same periods as such records are customarily kept by the Sponsor. The Administrative Agent may audit the applicable records at the place where the Sponsor maintains the same in order to verify earnings statements rendered hereunder. Any such audit shall be conducted only by a reputable public accountant during reasonable business hours in such manner as not to interfere with the Sponsor's normal business activities. In no event shall an audit with respect to any earnings statement commence later than 24 months from the rendition of the earnings statement involved; provided, however, that Administrative Agent may in the first audit
          --------  -------
review all prior statements;

nor shall any audit continue for longer than 30 consecutive business days; nor shall audits be made hereunder more frequently than once annually; nor shall the records supporting any earnings statement be audited more than once. All earnings statements rendered hereunder shall be binding upon the Borrower and not subject to objection for any reason unless such objection is made in writing, stating the basis thereof in specific detail and delivered to the Sponsor prior to the later of 24 months from rendition of the earnings statement and September 1, 2005, or if an audit is commenced prior thereto, within 30 days from the completion of the relative audit.

                                                                      EXHIBIT A


                            INTERCREDITOR AGREEMENT, dated as of October 13, 1999, among (i) THE CHASE MANHATTAN BANK'S CAPITAL MARKET FIDUCIARY SERVICES GROUP, as Collection Agent (the "Collection Agent"), (ii) THE CHASE MANHATTAN BANK, as Collateral Agent for the Sponsor Lenders and Canyon (as such terms are hereinafter defined) (the "Sponsor Agent") and as Administrative Agent for the Sponsor Lenders, (iii) THE CHASE MANHATTAN BANK, as Administrative Agent for the AFI Lenders (as hereinafter defined) (the "AFI Agent"), (iv) ARTISAN FILM INVESTORS TRUST ("AFI"), (v) ARTISAN PICTURES, INC. (the "Sponsor") and (vi) the Affiliates of the Sponsor listed on Exhibit D hereto ("Sponsor Affiliates", and together with the Sponsor, the "Artisan Entities") (as the same may be amended, modified or otherwise supplemented from time to time, the "Intercreditor Agreement").


                            INTRODUCTORY STATEMENT
                            ----------------------

         WHEREAS, Sponsor and the other Artisan Entities have entered into an Amended and Restated Credit and Guaranty Agreement, dated as of July 9, 1997 as amended and restated as of August 10, 1998 (as the same may be amended, supplemented or otherwise modified, the "Sponsor Credit Agreement"), among Sponsor and Artisan Home Entertainment Inc., as Borrowers, the Guarantors named therein, the Lenders named therein (the "Sponsor Lenders"), and The Chase Manhattan Bank as Administrative Agent (the "Sponsor Administrative Agent") and as Fronting Bank; and

         WHEREAS, Sponsor and the other Artisan Entities have entered into a Note and Stock Purchase Agreement dated as of July 9, 1997 (as the same may be amended, supplemented or otherwise modified, the "Note Purchase Agreement"), among Sponsor, Film Holdings Co. ("Holdings"), the Guarantors named therein and Canpartners Investments IV, LLC ("Canyon") as the initial purchaser, pursuant to which Sponsor has issued $15,000,000 of 13.5% Senior Subordinated Secured Notes due 2004; and

         WHEREAS, the obligations of Sponsor under the Sponsor Credit
Agreement and the Note Purchase Agreement are secured by the Secured Obligations Collateral (as hereinafter defined) pursuant to the Security Documents (as hereinafter defined); and

         WHEREAS, Sponsor and the other Artisan Entities have entered into an Intercreditor and Collateral Agency Agreement dated as of July 9, 1997 among the Collateral Agent, the Sponsor Administrative Agent, Canyon, Holdings, Sponsor and the Artisan Entities named therein (as the same may be amended, supplemented or otherwise modified, the "Collateral Agency Agreement") pursuant to which, among other things, the Sponsor Administrative Agent and Canyon have appointed the Sponsor Agent as their agent for the purpose of enforcing their respective rights in respect of the Secured Obligations Collateral and administering the Secured Obligations Collateral in accordance with the terms of the Collateral Agency Agreement; and

         WHEREAS, AFI has entered into a Credit and Security Agreement dated as of October 13, 1999 (as the same may be amended, supplemented or otherwise modified, the "AFI Credit Agreement") among AFI as Borrower, the Lenders named therein (such Lenders being referred to herein as the "AFI Lenders") and the AFI Agent as Administrative Agent and as Fronting Bank pursuant to which the AFI Lenders have agreed to make loans and issue letters of Credit to the Borrower and as security therefor the Borrower has granted the AFI Agent for the benefit of the AFI Lenders a security interest in and to the AFI Priority Collateral; and

         WHEREAS, AFI, the Sponsor, the other Artisan Entities and the AFI
Agent have entered into a Sponsor Agreement dated as of October 13, 1999 (as the same may be amended, supplemented or otherwise modified, the "Sponsor Agreement") pursuant to which among other things, the Sponsor has agreed to advance certain sums to AFI Lenders and provide certain commitments to the AFI Lenders in connection with the AFI Credit Agreement and, as security for the Sponsor's obligations thereunder, the Artisan Entities have granted AFI a security interest in and to their rights in the Secured Obligations Collateral; and

         WHEREAS, the Sponsor and AFI have entered into a Distribution Agreement with respect to the Declared Qualifying Pictures, dated as of October 13, 1999 (the "Distribution Agreement"); and

         WHEREAS, the execution of this Intercreditor Agreement is required by the terms of the AFI Credit Agreement, the Sponsor Credit Agreement and the Collateral Agency Agreement; and

         WHEREAS, the parties hereto desire to enter into this Intercreditor Agreement with respect to the exercise of certain rights, remedies and options by the respective parties under the aforementioned documents.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions. The following terms as used herein shall have
                    -----------
the following meanings:

     "Affiliate" shall mean any Person which, directly or indirectly, is in
      ---------
control of, is controlled by, or is under common control with, another Person. For purposes of this definition, a Person shall be deemed to be "controlled by" another Person if such latter Person possesses, directly or indirectly, power either to direct or cause the direction of the management and policies of such controlled Person whether by contract or otherwise.

     "AFI" shall have the meaning given such term in the preamble to the
      ---
Introductory Statement.

     "AFI Agent" shall have the meaning given such term in the preamble to the
      ---------
Introductory Statement.

     "AFI Collection Account" shall mean the Collection Account (Account Number
      ----------------------
323341462) established under the AFI Credit Agreement.

     "AFI Credit Agreement" shall have the meaning given such term in the
      --------------------
Introductory Statement.

     "AFI Creditors" shall mean the AFI Agent as Administrative Agent and as
      -------------
Fronting Bank under the AFI Credit Agreement, the Waiver Agent, and the AFI Lenders and any of their assignees.

     "AFI Lenders" shall have the meaning given such term in the Introductory
      -----------
Statement.

     "AFI Obligations" shall mean at any time, all Obligations (as such term is
      ---------------
defined in the AFI Credit Agreement) payable to the AFI Creditors and any renewals or extensions of the foregoing.

     "AFI Priority Collateral" shall mean with respect to each Artisan Entity
      -----------------------
all of such Artisan Entity's rights, title and interest in and to the Declared Qualifying Pictures (to the extent not released as a result of a purchase by the Sponsor in accordance with the terms of the Sponsor Agreement) and related receivables, contract rights, general intangibles, goodwill, equipment, inventory, investment property, instruments, copyrights, trademarks, trade names, insurance proceeds, cash and deposit accounts and any proceeds thereon, products thereof or income therefrom, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of the applicable Artisan Entity.

     "Allocation Certificate" shall mean the Preliminary Allocation Certificate
      ----------------------
and the Final Allocation Certificate in substantially the form of Exhibit B hereto.

     "Applicable Liquidation Preference" shall have the meaning given such term
      ---------------------------------
in the Trust Agreement.

     "Approved Accounting Firm" shall mean any one of the Accounting Firms
      ------------------------
listed on Schedule 1 hereto or such other accounting firms as shall be approved by the Sponsor, the Sponsor Agent and the AFI Agent from time to time.

     "Artisan Obligations" shall mean the obligations of the Sponsor and the
      -------------------
other Artisan Entities under the Sponsor Agreement, the Distribution Agreement, this Intercreditor Agreement, the Master Film Purchase Agreement and each Film Purchase Agreement which are secured by the Secured Obligations Collateral as provided in the Sponsor Agreement.

     "Authorized Officer" shall mean with respect to AFI, its trustee or the
      ------------------
Designee and with respect to any other Person, its Chief Executive Officer, Chief Operating Officer or Chief Financial Officer.

     "Business Day" shall mean any day other than a Saturday, Sunday or other
      ------------
day on which banks are permitted to close in the State of New York.

     "Canyon" shall have the meaning given such term in the Introductory
      ------
Statement.

     "Certificate Holders" shall have the meaning given such term in the AFI
      -------------------
Credit Agreement.

     "Certificateholder Collateral Agent" shall have the meaning given such term
      ----------------------------------
in the Trust Agreement.

     "Collateral Agency Agreement" shall have the meaning given such term in the
      ---------------------------
Introductory Statement.

     "Collateral Agent" shall have the meaning given such term in the preamble
      ----------------
to the Introductory Statement.

     "Declared Qualifying Picture" shall have the meaning given such term in the
      ---------------------------
AFI Credit Agreement.

     "Designee" shall mean the Sponsor in its capacity as Designee under the
      --------
Trust Agreement.

     "Determination Date" shall mean the last Business Day of each week that any
      ------------------
Obligation or commitment remains outstanding.

     "Distribution Agreement" shall have the meaning given such term in the
      ----------------------
Introductory Statement.

     "Domestic Gross Receipts" shall mean the Gross Receipts derived from
      -----------------------
distribution in the United States and its territories and possessions.

     "Final Allocation Certificate" shall mean the final allocation certificate
      ----------------------------
to be delivered by the Sponsor to the Collection Agent pursuant to Section 3 hereof, certified by an Authorized Officer thereof.

     "Foreign Gross Receipts" shall mean the Gross Receipts derived from
      ----------------------
distribution outside the United States or its territories and possessions.

     "Gross Receipts" shall have the meaning given such term in Schedule 1 to
      --------------
the Sponsor Agreement.

     "Lien" shall mean any pledge, mortgage, security interest, lien, copyright
      ----
mortgage, or charge of any kind whatsoever (including any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

     "Master Collection Account" shall mean all of the three Artisan Collection
      -------------------------
Accounts established under the Sponsor Credit Agreement and maintained at The Chase Manhattan Bank (Account Number 323514405, Account Number 323514413 and Account Number 32352214).

     "Master Film Purchase Agreement" shall have the meaning given such term in
      ------------------------------
the Credit Agreement.

     "Non-Waterfall Receipts" shall be as defined in Section 7(d) of the Sponsor
      ----------------------
Agreement.

     "Notice of Sponsor Default" shall mean a written notice delivered to the
      -------------------------
Collection Agent by the AFI Agent or the Waiver Agent stating that a Sponsor Default has occurred and setting forth, in reasonable detail, the underlying facts in respect of such Sponsor Default.

     "Obligations" shall mean (i) the Artisan Obligations and (ii) the Sponsor
      -----------
Group Obligations.

     "Operative Documents" shall mean, collectively, the Sponsor Credit
      -------------------
Agreement, the Note Purchase Agreement and the Sponsor Agreement.

     "Other Sponsor Creditors" shall mean those Persons other than the Sponsor
      -----------------------
Creditors or the Artisan Entities that are party to an Other Intercreditor Agreement.

     "Other Intercreditor Agreements" shall mean the intercreditor agreements
      ------------------------------
substantially in the form of Exhibit A hereto or in form and substance satisfactory to the Administrative Agent, entered into or to be entered into the future by the Sponsor Administrative Agent in connection with the acquisition of motion pictures acquired, produced or distributed by an Artisan Entity.

     "Person" shall mean any natural person, corporation, partnership, trust,
      ------
joint venture, association, company, estate, business entity, unincorporated organization or government or any agency or political subdivision thereof.

     "Picture Waterfall Statement" shall mean a Picture Waterfall Statement as
      ---------------------------
defined in Section 4(b) of this Agreement in substantially the form of Exhibit C hereto.

     "Preliminary Allocation Certificate" shall mean the preliminary allocation
      ----------------------------------
certificate to be delivered by the Sponsor to the Collection Agent pursuant to
Section 3 hereof, certified by an Authorized Officer thereof.

     "Quaterly Payment Amount" shall have the meaning given such term in the
      ------------------------
Trust Agreement.

     "Quaterly Payment Date" shall mean each March 15, June 15, September 15
      ----------------------
and December 15 beginning December 15, 1999 and ending on March 15, 2006 .

     "Secured Obligations Collateral" shall mean the AFI Priority Collateral and
      ------------------------------
the Sponsor Group Priority Collateral and which includes all items of collateral encumbered to the Sponsor Agent.

     "Secured Parties" shall mean at any time the holders or obligees of the
      ---------------
Obligations, including the AFI Agent as the assignee for security of the rights of AFI.

     "Security Documents" shall have the meaning given such term in the
      ------------------
Collateral Agency Agreement.

     "Settlement Date" shall mean the second Business Day of each week.
      ---------------

     "Sponsor" shall have the meaning given such term in the Introductory
      -------
Statement.

     "Sponsor Administrative Agent" shall have the meaning given such term in
      ----------------------------
the Introductory Statement.

     "Sponsor Agent" shall have the meaning given such term in the Introductory
      -------------
Statement.

     "Sponsor Agreement" shall have the meaning given such term in the AFI
      -----------------
Credit Agreement.

     "Sponsor Credit Agreement" shall have the meaning given such term in the
      ------------------------
Introductory Statement.

     "Sponsor Creditors" shall mean Canyon, the Sponsor Agent, the Sponsor
      -----------------
Administrative Agent and the Sponsor Lenders and any of their assignees or any obligees of the Artisan Entities pursuant to a refinancing of the Sponsor Credit Agreement or the Note Purchase Agreement, to the extent permitted hereby.

     "Sponsor Default" shall have the meaning given such term in the AFI Credit
      ---------------
Agreement.

     "Sponsor Group Obligations" shall mean at any time all Secured Obligations
      -------------------------
(as such term is defined in the Collateral Agency Agreement) payable to the Sponsor Creditors and any renewals, extensions or replacements of the foregoing.

     "Sponsor Group Priority Collateral" shall mean all of the Collateral as
      ---------------------------------
such term is defined in the Sponsor Credit Agreement other than AFI Priority Collateral.

     "Subordinate Security Agreement" shall have the meaning given such term in
      ------------------------------
the Trust Agreement.

     "Trust Account" shall have the meaning given such term in the Trust
      -------------
Agreement.

     "Trust Agreement" shall mean the trust agreement of AFI dated as of August
      ---------------
25, 1999 executed by Christiana Bank & Trust Company, a Delaware banking corporation (the "Trustee") amended by Amendment Number One dated as of October 12, 1999 as the same has been amended and restated as of October 13, 1999 among the Trustee, Bear, Stearns & Co., Inc., a Delaware corporation, and the Sponsor in the form attached to the AFI Credit Agreement as Exhibit L.

     "Waiver Agent" shall mean Fleet Bank or its successors or assigns as Waiver
      ------------
Agent under the AFI Credit Agreement.

     "Weekly Picture Statement" shall have the meaning given such term in
      ------------------------
Section 4(a) hereof.

     The words "hereof", "herein" and "hereunder" and words of similar import when used in this Intercreditor Agreement shall refer to this Intercreditor Agreement as a whole and not to any particular provision of this Intercreditor Agreement, and section and subsection references are to this Intercreditor Agreement unless otherwise specified.

     The expressions "prior payment in full", "payment in full", "paid in full" or any other similar term(s) or phrase(s) when used herein with respect to any Obligation shall mean the payment in full, in cash, of all such Obligations.

     SECTION 2. Appointment as Collection Agent; Master Collection Account. (a)
                ----------------------------------------------------------
The AFI Agent on behalf of the AFI Creditors, AFI, the Sponsor and each of the Artisan Entities hereby appoint and authorize the Sponsor Agent to act as their agent in collecting, maintaining, administering and disbursing the Master Collection Account in accordance with the terms and provisions of this Agreement. The AFI Agent on behalf of the AFI Creditors and AFI, appoints the Collection Agent as its agent in maintaining, administering and disbursing the AFI Collection Account in accordance with the terms of this agreement.

     (b) On or prior to the date hereof, the Artisan Entities will inform all of their current account debtors (and after the date hereof the Artisan Entities will inform any additional account debtors thereafter coming into existence) to make payments on all accounts receivable directly into the Master Collection Account and the Artisan Entities will execute such documentation as may be reasonably required by the Sponsor Agent in order to provide for the deposit of all such payments in the Master Collection Account, and to otherwise effectuate the provision of this Section

     (c) The Master Collection Account shall be under the sole dominion and control of the Sponsor Agent for the benefit of the Sponsor Creditors, the AFI Creditors, the Other Sponsor Creditors and AFI to the extent of their respective rights and interests in amounts from time to time on deposit therein.

     (d) The Sponsor Agent is hereby authorized and directed to invest and reinvest funds from time to time on deposit in the Master Collection Account in accordance with the Collateral Agency Agreement. Any net income or gain on the investment of funds from time to time held in the Master Collection Account shall be promptly reinvested by the Sponsor Agent as a part of the Master Collection Account and any net loss on any such investment shall be charged against the Master Collection Account. All such income, gain or loss shall be reported by the Sponsor Agent under the Sponsor's federal taxpayer identification number.

     (e) Neither the Sponsor Agent nor the Collection Agent shall be trustee for AFI, any Artisan Entity or any Other Sponsor Creditor, nor shall it have any obligations or responsibilities, nor shall it be liable for any thing done or not done in connection with the Master Collection Account except as expressly provided herein or, except with regard to the Sponsor Agent, in the Collateral Agency Agreement or any Other Intercreditor Agreements. Neither the Sponsor Agent nor the Collection Agent shall have any obligation or responsibilities nor shall they be liable in any way for any investment decision made pursuant to this Intercreditor Agreement or for any decrease in the value of the investments held in the Master Collection Account or the AFI Collection Account.

     (f) If any Artisan Entity or AFI receives any funds which should have been paid into the Master Collection Account, such Artisan Entity or AFI will remit such funds to the Master Collection Account as soon as possible.

     SECTION 3. Disbursements of Funds in Master Collection Account. (a) Until
                --------------------------------------------------
such time as the Sponsor has delivered a Preliminary Allocation Certificate to the Sponsor Agent and the Collection Agent as set forth in Section 3(c) below, the funds in the Master Collection Account which have not been apportioned pursuant to a Preliminary Allocation Certificate may not be transferred or withdrawn by any Person. Any interest earned thereon will be allocated by the Sponsor Agent to the Sponsor.

     (b) The Sponsor Agent will send to the Sponsor on each Determination Date a written statement informing the Sponsor of the balance in the Master Collection Account and provide the Sponsor with copies of the receipts, invoices and other correspondence accompanying payments which are deposited in the Master Collection Account.

     (c) On each Settlement Date, Sponsor shall deliver to the Sponsor Agent and the Collection Agent a Preliminary Allocation Certificate which shall set forth in reasonable detail the receipts attributable to Sponsor Group Priority Collateral and the receipts attributable to the AFI Priority Collateral (with a further break down for Non-Waterfall Amounts, Foreign Gross Receipts and Domestic Gross Receipts on a picture by picture basis) for the period from but not including the second preceding Determination Date prior to such Settlement Date (or in the case of the first Settlement Date to occur after the Closing Date (as defined in the AFI Credit Agreement) from and including the Closing
Date) to and including the immediately preceding Determination Date prior to such Settlement Date (but in the case of the first Settlement Date to occur in each of March, June, September and December, to and including the last day of the immediately preceding month), together with documentation which sufficiently supports the calculations set forth in the Preliminary Allocation Certificate. With regard to the period ending on each Determination Date, the Sponsor may deliver multiple Preliminary Allocation Certificates for different amounts received in the Master Collection Account. Subject to Section 3(d) below, the Collection Agent shall be entitled to rely on the Preliminary Allocation Certificates as delivered and on the next business day after the Settlement Date the amounts set forth in such Preliminary Allocation Certificates attributable to the AFI Priority Collateral (other than Non-Waterfall Amounts) shall be transferred by the Sponsor Agent in accordance with instructions given by the Collection Agent based solely on the information contained in the

Preliminary Allocation Certificates without any duty to investigate, from the Master Collection Account to the AFI Collection Account and the amount set forth in such Preliminary Allocation Certificate attributable to Sponsor Group Priority Collateral or Non-Waterfall Amounts shall remain in the Master Collection Account to be disbursed by the Sponsor Administrative Agent for application in such manner as may be agreed from time to time between the Sponsor Administrative Agent and the Sponsor, subject always to the requirements of the Sponsor Credit Agreement and the Collateral Agency Agreement. Neither the Collection Agent nor the Sponsor Agent shall have any liability to any party hereto for disbursing the funds contained in the Master Collection Account in accordance with the Preliminary Allocation Certificates. To the extent (x) excess funds or (y) insufficient funds are transferred to the AFI Collection Account pursuant to the Preliminary Allocation Statement, an amount equal to in the case of (x) the amount of such overpayment shall be withheld from the next disbursement to the AFI Collection Account or, in the case of (y) an amount equal to such deficiency will be added to the next disbursement to the AFI Collection Account, in either case as reflected in the next Preliminary Allocation Statement.

     (d) If there are any disputes regarding disbursement of funds among any of the parties, the AFI Agent shall appoint an Approved Accounting Firm which shall provide an accounting certificate to the Collection Agent indicating how the funds in the Master Collection Account are to be allocated and such determination shall be final.

     (e) No later than 20 days after the first of every month, the Sponsor shall deliver to the Sponsor Agent and the Collection Agent a Final Allocation Certificate setting forth the final amounts attributable to Sponsor Group Priority Collateral and AFI Priority Collateral for the prior month (with a further breakdown for Non-Waterfall Amounts, Foreign Gross Receipts and Domestic Gross Receipts on a picture by picture basis) together with documentation which sufficiently supports the calculations set forth in the Final Allocation Certificate, except that such Final Allocation Certificate for February shall be delivered no later than March 10, for May no later than June 10, for August no later than September 10, and for November no later than December 10. The Sponsor Agent shall be entitled to rely on the Final Allocation Certificate and shall, no later than one Business Day after receipt of the Final Allocation Certificate, in accordance with instructions given by the Collection Agent based solely on the information contained in the Final Allocation Certificate without any duty to investigate, disburse funds from the Master Collection Account to the AFI Collection Account as set forth in the following sentence. To the extent the Final Allocation Certificate provides that the Preliminary Allocation Certificates for the prior month either (x) failed to fully account for all Gross Receipts attributable to the AFI Priority Collateral and that additional funds are owed to the AFI Agent, or (y) failed to fully account for all amounts attributable to the Sponsor Group Priority Collateral or Non-Waterfall Amounts and that additional funds are owed to the Sponsor Agent, such amounts shall in the case of (x) be transferred by the Sponsor Agent from the Master Collection Account to the AFI Collection Account and in the case of (y) be retained in the Master Collection Account in either case to be disbursed as set forth in Section 3(c) above. If there are any disputes among any of the parties regarding the disbursement of funds, the AFI Agent shall appoint an Approved Accounting Firm which shall provide an accounting certificate to the Sponsor Agent and the Collection Agent indicating how the funds in the Master Collection Account are to be allocated and such determination shall be final. To the extent (x) excess funds or (y) insufficient funds are transferred by the Sponsor Agent from the Master Collection Account to the AFI Collection Account pursuant to the Final Allocation Certificate, an amount equal to the amount of such overpayment shall in the case of (x) be withheld from the next disbursement or in the case of (y) an amount equal to the deficiency will be added to the next disbursement to the AFI Collection Account in either case as reflected in the Preliminary Allocation Statement.

     SECTION 4. Disbursement of Funds in AFI Collection Account. (a) The Sponsor
                -----------------------------------------------
may deliver to the Collection Agent on each Settlement Date a statement (a "Weekly Picture Statement") setting forth what it anticipates will be in the Picture Waterfall Statement with regard to amounts payable to the Sponsor under Sections 7(a)(v), 7(a)(vii), 7(a)(viii), 7(a)(ix), 7(a)(xii), 7(a)(xiv),
7(b)(v), 7(b)(vi), 7(b)(vii) and 7(b)(x) of the Sponsor Agreement and at the same time it delivers a Weekly Picture Statement to the Collection Agent, it shall also deliver to the AFI Agent documentation in sufficient detail to support the amounts set forth in such statement. The Collection Agent shall disburse such funds as set forth in the Weekly Picture Statement payable to the Sponsor on the next business day after the Settlement Date (provided that there are sufficient funds in the AFI Collection Account) to the Sponsor and the Sponsor agrees to repay any excess amounts on each Settlement Date released to it as determined in the Picture Waterfall Statement ultimately prepared for that month; provided, however, that such excess amounts paid to the Sponsor may be
       --------  -------
netted out of amounts owned to the Sponsor under the next Weekly Picture Statement or Picture Waterfall Statement. Notwithstanding the foregoing, at least 15% of the amount received in the AFI Collection Account for each period shall be retained in the AFI Collection Account until the next monthly disbursement of funds pursuant to Section 4(d) hereof.

     (b) The Sponsor shall deliver to the Collection Agent no later than 20 days after the end of each month a statement for each Declared Qualifying Picture for the prior month, except that such statement for February shall be delivered no later than March 10, for May no later than June 10, for August no later than September 10, and for November no later than December 10, setting forth separately, with respect to both Domestic Gross Receipts and Foreign Gross Receipts in accordance with Section 7 of the Sponsor Agreement, all amounts collected by the Sponsor, expended by the Sponsor and recouped (to the extent permitted by the Sponsor Agreement) by the Sponsor with respect to each Declared Qualifying Picture during the immediately preceding calendar month. The Designee shall deliver a notice (the "Designee Notice") to the Collection Agent at the same time as the statements required by the preceding sentence specifying the amount to be allocated to the Trustee with respect to Trustee Expenses. The Collection Agent shall use this information to prepare for each Declared Qualifying Picture a statement (a "Picture Waterfall Statement") setting forth how the revenue collected with respect to each Declared Qualifying Picture shall be allocated in accordance with Section 7 of the Sponsor Agreement. The Collection Agent shall distribute the Picture Waterfall Statement as soon as practicable each month but no later than 7 days after receipt of the statement referred to herein and the Designee Notice to each of the Sponsor, the AFI Agent and the Sponsor Agent except that the Picture Waterfall Statement for Gross Receipts collected in February shall be delivered no later than March 14, for Gross Receipts collected in May shall be delivered no later than June 14, for Gross Receipts collected in August shall be delivered no later than September 14, and for Gross Receipts collected in November shall be delivered no later than December 14.

     (c) If any of the parties hereto gives notice to the Collection Agent that it objects to the allocation of funds as set forth in a Picture Waterfall Statement, the AFI Agent shall appoint an Approved Accounting Firm which shall determine how the funds in the AFI Collection Account shall be allocated in accordance with Section 7 of the Sponsor Agreement and such determination shall be final.

     (d) If no notice is given to the Collection Agent as to any such objections within three (3) days (or on the same day in the case of the Picture Waterfall Statements delivered in March, June, September and December) of delivery of a Picture Waterfall Statement, the Collection Agent shall disburse the funds in the AFI Collection Account as per such Picture Waterfall Statement on the thirtieth day of each month (or, if such day is not a business day, the next business day thereafter) except for March, June, September and December as to which such disbursements shall be made by the 14th of each such month (or, if such day is not a business day, the next business day thereafter). The Collection Agent shall, in accordance with such Picture Waterfall Statement, disburse (x) all amounts payable to the Sponsor directly to the Sponsor in accordance with instructions from the Sponsor Administrative Agent for application in such manner as may be agreed from time to time between the Sponsor Administrative Agent and the Sponsor, subject always to the requirements of the Sponsor Credit Agreement and the Collateral Agency Agreement, (y) all amounts payable to the Trustee for its Trustee Expenses directly to the Trustee for deposit in the Trust Account as specified in the Designee Notice and (z) all amounts payable to the Certificateholders directly to the Trustee for deposit in the Trust Account.

     (e) If the Sponsor Administrative Agent or the Sponsor Agent gives the Collection Agent notice of a default under the Sponsor Credit Agreement, the Collection Agent shall pay directly to the Sponsor Agent from the AFI Collection Account any amounts allocated to the Sponsor pursuant to a Picture Waterfall Statement.

     (f) To the extent there is any balance remaining in the AFI Collection Account after the disbursement of funds pursuant to a Picture Waterfall Statement, such balance shall be invested as directed by the Collection Agent in its Trust Cash Escrow product or in its money market account.

     (g) After such time as the Commitments under the AFI Credit Agreement have terminated and the AFI Obligations have been paid in full (after giving effect to all rights of the AFI Agent with regard to preferences and avoided payments, if any), no amounts shall be payable to the AFI Agent pursuant to any Weekly Picture Statement or Picture Waterfall Statement.

     SECTION 5. Application of Proceeds Upon Foreclosure. (a) In the event that
                ----------------------------------------
either the AFI Agent or, to the extent permitted by Section 6(b) hereof, the Sponsor Agent exercises its rights under the Sponsor Credit Agreement, the Security Documents or otherwise to foreclose or otherwise realize upon the AFI Priority Collateral, the proceeds therefrom shall be applied by the foreclosing party subject to the right of third party creditors, if any, as follows:

     First: to the Collection Agent for any unpaid fees; provided, however, that
     -----                                               --------  -------
nothing herein is intended to relieve the Sponsor of its obligations to pay such costs, fees, expenses or liabilities from funds other than funds deposited into the Master Collection Account or funds representing proceeds of AFI Priority Collateral;

     Second: to the AFI Agent or the Sponsor Agent, as applicable, an amount
     ------
equal to all costs, expenses and disbursements of the AFI Agent or the Sponsor Agent, as applicable;

     Third: to the AFI Collection Account, in an amount equal to the unpaid
     -----
amount of AFI Obligations then outstanding until paid in full;

     Fourth: to the Trust Account an aggregate amount equal to the sum of the
     ------
accrued but unpaid Trustee Expenses plus an amount equal to the amount of the Applicable Liquidation Preference.

     Fifth: to the Sponsor Agent for application in accordance with the
     -----
Collateral Agency Agreement and the Other Intercreditor Agreements, in an amount equal to the unpaid amount of the Sponsor Group Obligations then outstanding plus amounts owing to Other Sponsor Creditors until paid in full; and

     Sixth: any surplus then remaining shall be paid to the Sponsor or its
     -----
successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     (b) In the event that either the AFI Agent or, to the extent permitted by Section 6 (b) hereof, the Sponsor Agent, exercises its rights under the Sponsor Credit Agreement, the Security Documents or otherwise to foreclose or otherwise realize upon the Sponsor Group Priority Collateral, the proceeds therefrom shall be applied by the foreclosing party, subject to the rights of third party creditors, if any, as follows:

     First: to the Collection Agent for any unpaid fees; provided, however, that
     -----                                               --------  -------
nothing herein is intended to relieve the Sponsor of its obligations to pay such costs, fees, expenses or liabilities from funds other than funds deposited into the Collection Account or funds representing proceeds of the Sponsor Group Priority Collateral;

     Second: to the Sponsor Agent or the AFI Agent, as applicable, an amount
     ------
equal to all costs, expenses and disbursements of the Sponsor Agent or the AFI Agent, as applicable;

     Third: to the Sponsor Agent, for application in accordance with the
     -----
Collateral Agency Agreement and Other Intercreditor Agreements, in an amount equal to the unpaid amount of Sponsor Group Obligations then outstanding;

     Fourth: to the AFI Collection Account, in an amount equal to any unpaid
     ------
amount of AFI Obligations then outstanding subject to the rights of third party creditors; and

     Fifth: any surplus then remaining shall be paid to the Sponsor or its
     -----
successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     SECTION 6. Relative Priorities of Security Interests. (a) Notwithstanding
                -----------------------------------------
(i) any contrary provision of the Operative Documents, the Security Documents or any other security agreement or (ii) any priority in time of creation, attachment or perfection of a security interest in, pledge of, or mortgage, lien or other encumbrance on the Sponsor Group Priority Collateral by either the Sponsor Agent or the AFI Agent, or (iii) any provision of, or filing or recording under, the Uniform Commercial Code of any state, Title 15 or Title 17 of the United States Code or any other applicable statute, rule or regulation of the United States, the states thereof, their counties, municipalities or other subdivision, but subject to the terms and conditions set forth in this Intercreditor Agreement, the AFI Agent hereby agrees that any security interest, pledge, mortgage, lien or other encumbrance granted to the AFI Agent, whether now existing or hereafter created, in all or any part of the Sponsor Group Priority Collateral in order to secure the Artisan Obligations is and shall be subject and subordinate in right of claim and payment to any security interest, pledge, mortgage, lien or other encumbrance granted to the Sponsor Agent, whether now existing or hereafter created, in any of the Sponsor Group Priority Collateral. The AFI Agent will not exercise any remedies which it may have as a secured party relating to the Sponsor Group Priority Collateral if within 90 (ninety) days following receipt by it of a Notice of Default the Sponsor Agent has commenced exercising rights or remedies with respect thereto and continues to do so. The AFI Agent agrees that subject to the preceding sentence the Sponsor Agent shall control and direct all actions relating to any enforcement proceedings in respect of the Sponsor Group Priority Collateral including, without limitation, any foreclosure sales.

     (b) Notwithstanding (i) any contrary provision of the Operative Documents, the Security Documents or any security agreements or (ii) any priority in time of creation, attachment or perfection of a security interest in, pledge of, or mortgage, lien or other encumbrance on the AFI Priority Collateral by either the Sponsor Agent or the AFI Agent, or (iii) any provision of, or filing or recording under, the Uniform Commercial Code of any state, Title 15 or Title 17 of the United States Code or any other applicable statute, rule or regulation of the United States, the states thereof, their counties, municipalities or other subdivision, but subject to the terms and conditions set forth in this Intercreditor Agreement, the Sponsor Agent hereby agrees that any security interest, pledge, mortgage, lien, charge or other encumbrance granted to the Sponsor Agent, in all or any part of the AFI Priority Collateral in order to secure the Sponsor Group Obligations is and shall be subject and subordinate in right of claim and payment to any security interests, pledges, mortgages, liens, charges or other encumbrances granted to the AFI Agent and the Certificate Holders (up to the amount of the Applicable Liquidation Preference), whether now existing or hereafter created, in any of the AFI Priority Collateral. The Sponsor Agent shall not commence foreclosure proceeding or conduct sales with respect to any AFI Priority Collateral or upon any portion of any Artisan Entities interest in the AFI Priority Collateral; provided, however, that
                                                  --------  -------
nothing herein shall prevent the Sponsor Agent from attempting to realize on the Sponsor's right to receive the Sponsor's distribution fee and the Sponsor's right to receive other amounts allocable to the Sponsor as provided in Section 7 of the Sponsor Agreement. The Sponsor Agent agrees that the AFI Agent shall control and direct all actions relating to any enforcement proceedings in respect of the AFI Priority Collateral including, without limitation, any foreclosure sales.

     (c) Notwithstanding the foregoing provisions of this Section 6, each of the Sponsor Agent and the AFI Agent specifically reserves the right to make any filings and/or give any notices and take any action which shall be necessary or desirable to perfect their respective liens and/or to preserve the priority and perfection of their respective liens in the Sponsor Group Priority Collateral and the AFI Priority Collateral.

     (d) The agreements in this Section 6 are being given upon the assumption that the respective liens of the Sponsor Agent and the AFI Agent in the Sponsor Group Priority Collateral and the AFI Priority Collateral are valid, enforceable and non-avoidable and perfected and are senior to any creditors other than such whose liens are senior to both the Sponsor Agent and the AFI Agent. The agreements in this Section 6 do not require either the Sponsor Agent or the AFI Agent to refrain from taking action in any situation in which a third party which is not a party to this agreement is asserting a prior lien.

     (e) The Sponsor Agent acknowledges that the AFI Priority Collateral does not include, and that it has no security interest in, the collateral granted by AFI to the AFI Agent for the benefit of the AFI Lenders under the AFI Credit Agreement.

     (f) Until the AFI Obligations have been paid in full and the commitments under the AFI Credit Agreement have terminated, neither an Artisan Entity, the Sponsor Agent nor the Sponsor Administrative Agent shall take any action to institute or approve or to support the filing of a voluntary or involuntary proceeding against AFI under the Bankruptcy Code or otherwise to terminate the existence of AFI or to wind up the affairs of AFI, or to challenge the validity, perfection or priority of the lien held by the AFI Agent in the Secured Obligations Collateral.

     (g) It is the intention of the parties hereto that the provisions of this Agreement are for the benefit of not only the existing creditors under the Sponsor Creditor Agreement, the Note Purchase Agreement and the Collateral Agency Agreement, but also for any creditors which refinance or replace or augment such indebtedness; provided, however, that the aggregate amount outstanding under the Sponsor Creditor Agreement, the Note Purchase Agreement and the Collateral Agency Agreement and any such agreements do not exceed $250 million in the aggregate, and that creditors or agents for the creditors under such refinancings execute this agreement and agree to be bound hereby on the same terms as are applicable hereunder to the Sponsor Administrative Agent and the Sponsor Agent.

     (h) Each of the parties to this Agreement agrees that it will not make any legal, equitable or other challenge to the creation, nonavoidability or perfection of any security interest in the AFI Priority Collateral and the Sponsor Group Priority Collateral granted to any party hereto or to the Certificateholder Collateral Agent on behalf of the Certificate Holders pursuant to the Subordinate Security Agreement; nor will any party hereto commence or maintain any action or proceeding in that regard.

     (i) If AFI and any of the Artisan Entities are substantively consolidated in any bankruptcy proceeding, each of the parties hereto agrees not to challenge any of the provisions set forth in Sections 5 or 6 hereof.

     SECTION 7. Disclaimers, Etc. (a) The Collection Agent and the Sponsor Agent
                -----------------
shall have no duties or responsibilities except those expressly set forth in this Intercreditor Agreement, and the Collection Agent and the Sponsor Agent shall not by reason of this Intercreditor Agreement be a trustee for or have any fiduciary duty to any other party hereto. The Collection Agent and the Sponsor Agent shall not be responsible to any other party hereto for any recitals, statements, representations or warranties contained in this Intercreditor Agreement or in any certificate or other document referred to or provided for in, or received by any of them under, this Intercreditor Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Intercreditor Agreement. Each of the Collection Agent and the Sponsor Agent agrees to use reasonable care with regard to any cash, investments or other property it receives which are subject to this Intercreditor Agreement. The Collection Agent and the Sponsor Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Collection Agent, the Sponsor Agent nor any of their directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

     (b) The Collection Agent and the Sponsor Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telex, telecopy, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Collection Agent or the Sponsor Agent.

     SECTION 8. Disputes. (a) At any time that the Sponsor fails to
                --------
deliver a Preliminary Allocation Certificate or a Final Allocation Certificate in accordance with the provisions of Section 3 hereof, the AFI Agent shall select an Approved Accounting Firm to provide the Collection Agent and the Sponsor Agent with either a Preliminary Allocation Certificate or Final Allocation Certificate, as applicable and the Sponsor agrees that it shall make all of its books and records available to such accounting firm to allow such accounting firm to perform the calculations necessary to prepare such Allocation Certificates. The allocation of funds set forth in any such Allocation Certificate prepared by an Approved Accounting Firm shall be final and not subject to dispute by AFI or the Artisan Entities.

     (b) Any fees payable to any Approved Accounting Firm selected under this Section 8 or Sections 3(d), 3(e) or 4(c) hereof shall be paid from receipts in the Master Collection Account before the disbursement of any other funds in the Master Collection Account as set forth hereunder.

     SECTION 9. Compensation; Expenses; Indemnification. (a) The Sponsor
                ---------------------------------------
agrees (i) to indemnify and hold harmless the Collection Agent (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever nature, and (ii) to pay to the Collection Agent an amount equal to the amount of all reasonable costs and expenses, including reasonable legal fees and disbursements and any fees of an Approved Accounting Firm appointed by the Sponsor Agent pursuant hereto, and with regard to both (i) and (ii) growing out of or resulting from this Intercreditor Agreement (including the preparation of this Intercreditor Agreement and all related documents whether or not the transactions contemplated hereby are consummated), or the administration and enforcement or exercise of any right or remedy granted to the Collection Agent hereunder or thereunder but excluding therefrom all costs arising out of or resulting from the gross negligence or willful misconduct of the Collection Agent. The foregoing indemnity agreement includes any reasonable costs incurred by the Collection Agent in connection with any action or proceeding which may be instituted in respect of the foregoing by the Collection Agent, or by any other person either against the Collection Agent or in connection with which any officer or employee of the Collection Agent is called as a witness or deponent, including, but not limited to, the reasonable fees and disbursements of counsel to the Collection Agent and any out-of-pocket costs incurred by the Collection Agent in appearing as a witness or in otherwise complying with legal process served upon them.

     (b) All indemnities contained in this Section 9 shall survive the expiration or earlier termination of this Intercreditor Agreement.

     (c) The AFI Agent agrees to pay from its Agent's Fee (as defined in the Fee Letter) to the Collection Agent, from time to time upon demand, reasonable compensation

(which shall not be limited by any provision of law in regard to compensation of fiduciaries or of a trustee of an express trust) for its services hereunder; provided, however, that the Sponsor shall be liable for all compensation of the Collection Agent to the extent (x) the AFI Agent has not received in full its annual installment of the Agent's Fee and (y) the AFI Obligations have been paid in full.

     SECTION 10. Payments to AFI Agent. The Sponsor hereby agrees that to
                 ---------------------
the extent the AFI Agent has failed to recover such amounts owed to the AFI Agent as set forth in the Allocation Certificate within 30 days after the receipt of such Allocation Certificate, the Sponsor shall be liable to the AFI Agent in an amount equal to such deficiency. In such event, within 3 days of receipt from the AFI Agent of a request for such funds which request shall be accompanied by a certified statement from the Collection Agent verifying the amount due the AFI Agent, the Sponsor shall deposit into the AFI Collection Account such amounts as requested therein together with interest accrued thereon at the rate set forth under the AFI Credit Agreement.

     SECTION 11. Representations and Warranties. Each of the parties to
                 ------------------------------
this Intercreditor Agreement represents and warrants that it has duly authorized, executed and delivered this Agreement and that it is enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting the rights and remedies of creditors generally and to general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding thereof may be brought.

     SECTION 12. Amendments; Other Intercreditor Agreements; Operative
                 -----------------------------------------------------
Documents. (a) The Sponsor agrees that, without the prior written consent of the
---------
AFI Agent and the Sponsor Administrative Agent, it will not permit any modification or amendment to any of the Operative Documents which could reasonably be expected to increase the amounts payable to the Sponsor or another Artisan Entity thereunder, accelerate the time when any such payments are to be made to the Sponsor or another Artisan Entity, or otherwise materially adversely affect the value of the Secured Obligations Collateral or the rights or interest of the AFI Agent or the Sponsor Administrative Agent under any Operative Document.

     (b) Notwithstanding anything herein to the contrary, each of the Artisan Entities, the Sponsor Agent, the Sponsor Administrative Agent agrees that they will not amend, modify or supplement any of the other agreements to which they are parties if the effect of such amendment, modification, supplement or refinancing is to increase the aggregate principal payable to the Sponsor Creditors to an amount in excess of $250,000,000. Nothing herein is intended to prevent any increases in amounts payable to Other Sponsor Creditors under any Other Intercreditor Agreements.

     (c) The AFI Agent agrees for itself and the AFI Lenders that the Sponsor Agent and the Sponsor may from time to time without any prior notice to the AFI Agent enter into Other Intercreditor Agreements. However, the Sponsor shall, to the extent practicable, provide the AFI Agent prior to execution a draft of any additional Other Intercreditor Agreement which it hereafter proposes to conclude and will as soon as reasonably practicable after the execution of such other Intercreditor Agreement provide the AFI Agent with a copy of the final executed version thereof.

     (d) Each of the AFI Agent, the Sponsor Agent and the Sponsor Administrative Agent acknowledges that it has received copies of the Operative Documents to which it is not a party.

     SECTION 13. Audit Rights of the Collection Agent. Each of the
                 ------------------------------------
Artisan Entities will permit the Collection Agent, or any agent designated by it, at any time and from time to time during normal business hours, to inspect, audit, check and make abstracts from the Artisan Entities' books, records and other papers as is reasonably requested by the Collection Agent.

     SECTION 14. Resignation and Removal of the Collection Agent. (a) The
                 -----------------------------------------------
Collection Agent may at any time, by giving written notice to the AFI Agent and the Sponsor Agent resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collection Agent by the AFI Agent and the Sponsor Agent, and (ii) the acceptance of such appointment by such successor Collection Agent. If no successor Collection Agent shall be appointed and shall have accepted such appointment within 90 (ninety) days after the date the Collection Agent gives the aforesaid notice of resignation, the Collection Agent may apply to any court of competent jurisdiction to appoint a successor Collection Agent to act until such time, if any, as a successor Collection Agent shall have been appointed as provided in this Section 14. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collection Agent appointed by the AFI Agent and the Sponsor Agent. The AFI Agent and the Sponsor Agent may, at any time remove the Collection Agent and appoint a successor Collection Agent, such removal to be effective upon the acceptance of such appointment by the successor Collection Agent. Any resigning or removed Collection Agent shall be entitled to the fees and indemnities set forth under
Section 9 to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

     (b) If at any time the Collection Agent shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collection Agent for any other cause, a successor Collection Agent may be appointed by the AFI Agent and the Sponsor Agent, and the powers, duties, authority and title, of the predecessor Collection Agent shall be terminated and canceled without procuring the resignation of such predecessor and without any formality (except as may be required by applicable law) other than appointment and designation of a successor by the AFI Agent and the Sponsor Agent in writing duly acknowledged and delivered to the predecessor. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this

Intercreditor Agreement shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the AFI Agent and the Sponsor Agent or the successor Collection Agent execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder to such successor Collection Agent. Should any deed, conveyance or other instrument in writing from the AFI Agent and the Sponsor Agent be required by any successor Collection Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Collection Agent, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by the AFI Agent and the Sponsor Agent. If the AFI Agent and the Sponsor Agent shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it received a written request from the successor Collection Agent to do so, the predecessor Collection Agent may execute the same on behalf of the AFI Agent and the Sponsor Agent. The AFI Agent and the Sponsor Agent hereby appoint any predecessor Collection Agent as their agent and attorney to act for them as provided in the preceding sentence.

     SECTION 15. Status of Successor Collection Agent. Every successor
                 ------------------------------------
Collection Agent appointed pursuant to Section 14 shall be either one of the Approved Accounting Firms or a bank or trust company in good standing and having power to act as Collection Agent hereunder, and in the case of a bank or trust company shall be incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having its principal corporate office within the 48 contiguous States and in the case of a bank or trust company shall also have capital, surplus and undivided profits of not less than $100,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the duties hereunder upon reasonable or customary terms.

     SECTION 16. Exculpatory Provisions. (a) The Collection Agent shall
                 ----------------------
not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein or in the Operative Documents, all of which are made solely by the parties thereto. The Collection Agent makes no representations as to the value or condition of the Secured Obligations Collateral or any part thereof, or as to the title of the Artisan Entities or AFI thereto or as to the security afforded by this Intercreditor Agreement or any security agreements, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Intercreditor Agreement, and the Collection Agent shall incur no liability or responsibility in respect of any such matters. The Collection Agent shall not be responsible for insuring the Secured Obligations Collateral or for the payment of taxes, charges or assessments or discharging of liens upon the Secured Obligations Collateral or otherwise as to the maintenance of the Secured Obligations Collateral, except that if the Collection Agent takes possession of any Secured Obligations Collateral, the Collection Agent shall use reasonable care in the preservation of the Secured Obligations Collateral in its possession. In no event shall the Collection Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collection Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

     (b) The Collection Agent may rely and shall be fully protected in acting upon any information provided in the Preliminary Allocation Certificates, the Final Allocation Certificates and all other statements, certificates or other paper or document delivered to it by the Sponsor, the Sponsor Agent or the AFI Agent in the administration of this agreement hereunder and the disbursement of funds as set forth herein including all statements and certificates used by the Collection Agent in preparing the Picture Waterfall Statements.

     (c) The Collection Agent shall not be required to ascertain or inquire as to the performance by the Artisan Entities or AFI of any of the covenants or agreements contained herein, in any security agreement or in any Operative Document. Whenever it is necessary, or in the reasonable opinion of the Collection Agent advisable, for the Collection Agent to ascertain the amount of Obligations then held by the AFI Creditors or the Sponsor Creditors, the Collection Agent may rely on a certificate of the AFI Agent in the case of the AFI Obligations, or a certificate of the Sponsor Agent in the case of Sponsor Obligations, and if the AFI Agent or the Sponsor Agent shall not give such information to the Collection Agent, it shall not be entitled to receive distributions hereunder.

     (d)   The Collection Agent shall be under no obligation or duty to take any action under this Intercreditor Agreement if taking such action (i) would subject the Collection Agent to a tax in any jurisdiction where it is not then subject to a tax, or would require the Collection Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collection Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case which results from the taking of such action under this Intercreditor Agreement or (ii) would subject the Collection Agent to in
                                                                           --
personam jurisdiction in any location where it is not then so subject.
--------

     (e) Notwithstanding any other provision of this Agreement, the Collection Agent shall not be personally liable for any action taken or omitted to be taken by it in accordance with this Intercreditor Agreement except for its own gross negligence, bad faith or willful misconduct.

     SECTION 17. Notices. Notices and other communications provided for
                 -------
herein shall be in writing and shall be delivered or mailed (or if by telegram, delivered to the telegraph company and, if by telecopier, delivered by such equipment) to the parties at the following respective addresses:

     (1)   If to the Collection Agent:

           The Chase Manhattan Bank's Capital Market Fiduciary Services Group 450 W 33rd Street - 10th Floor

           New York, NY  10001
           Attn:  Pledged Asset Control Services
           Facsimile No.:  (212) 946-3638

     (2)   If to the AFI Agent:

           The Chase Manhattan Bank
           270 Park Avenue, 37th Floor
           New York, NY  10017
           Attn:  Joan Fitzgibbon
           Facsimile No.:  (212) 270-4164

           with copies to each of:

           Chase Securities Inc.
           1800 Century Park East, Suite 400
           Los Angeles, CA  90067
           Attn:  Christa Thomas
           Facsimile No.:  (310) 788-5628

           Royal & Sunalliance Insurance PLC
           Leadenhall Court
           I Leadenhall Street
           London EC3V 1 PP
           Attn:  Richard Wilson
           Facsimile No.:  171-588-2345

           Heath Insurance Broking Limited
           133 Houndsditch
           London EC3A 7AH
           Attn:  Roger Bassett
           Facsimile No:  171-234-4144

           ICE Media Limited
           16 Golden Square
           London W1R 3AG
           Attn:  Graham Bradstreet
           Facsimile No.:  171-434-2043

     (3)   If to the Sponsor Agent or the Sponsor Administrative Agent:

           The Chase Manhattan Bank
           270 Park Avenue, 37th Floor

           New York, NY  10017
           Attn:  Joan Fitzgibbon
           Facsimile No.:  (212) 270-4164

           with a copy to:

           Chase Securities Inc.
           1800 Century Park East, Suite 400
           Los Angeles, CA 90067
           Attn:  Kenneth R. Wilson
           Facsimile No.:  (310) 788-5628


     (4)   If to the Sponsor or any other Artisan Entity:

           Artisan Pictures Inc.
           2700 Colorado Avenue
           Santa Monica, CA 90404-3521
           Attn:  General Counsel
           Facsimile No.:  (310) 255-3840

or such other address as such party may from time to time designate by giving written notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions hereof shall be deemed to have been given on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or when delivered to the telegraph company, charges prepaid, if by telegram, or when receipt is acknowledged if by telecopier, in each case addressed to such party as provided in this Section 17 in accordance with the latest unrevoked written direction from such party.

     SECTION 18. Assignment to AFI Agent. AFI hereby confirms that for
                 -----------------------
good and valuable consideration it has assigned, transferred, conveyed and set over to the AFI Agent for the benefit of the AFI Lenders all of its rights, title and interest in and to the Secured Obligations Collateral granted to it by the Artisan Entities under the Sponsor Agreement.

     SECTION 19. Quiet Enjoyment. The AFI Agent acknowledges that its
                 ---------------
security interest in the Secured Obligations Collateral is subject to the rights of Quiet Enjoyment of the Artisan Entities under any license agreement; provided, however, that upon the happening of any of the events described in
--------  -------
Section 9 of the Sponsor Agreement the AFI Agent shall have the right under
Section 9(b) to terminate the Distribution Agreement with respect to all Declared Qualifying Pictures or under Section 9(a) to limit such remedy to a suspension or termination of the Distribution Agreement with regard to Declared Qualifying Pictures not yet delivered to the Sponsor. For the purpose hereof, "Quiet Enjoyment" shall mean in connection with the rights of
 ---------------
the Artisan Entities under license agreements, the AFI Agent's agreement that its security interest in the Artisan Priority Collateral for the benefit of the AFI Lenders is subject to the rights of the Sponsor to distribute, exhibit and/or to exploit the Declared Qualifying Picture licensed to it, and to receive Gross Receipts (subject to its obligations to make payments with regard thereto in accordance with the Sponsor Agreement), prints or tapes or have access to preprint material or master tapes and other items to which it is entitled in connection therewith and that even if the AFI Lenders shall become the owner of the Artisan Priority Collateral or any part thereof in case of an Event of Default, the AFI Lenders' ownership rights shall be subject to the rights of the Artisan Entities, provided, however, that such Artisan Entity shall not have
                  --------  -------
committed any breach which would entitle AFI (or the AFI Agent) under the Distribution Agreement or the Sponsor Agreement to terminate the Distribution Agreement pursuant to the terms thereof or pursuant to applicable law, and, provided, further that the AFI Lenders shall not be responsible for any
--------  -------
liability or obligation of AFI under the Distribution Agreement. If the AFI Agent exercises its rights under Section 9(b) of the Sponsor Agreement to terminate the Distribution Agreement with respect to all Declared Qualifying Pictures, the AFI Agent shall, to the extent commercially feasible, allow the licensees of the Artisan Entities, with regard to any Declared Qualifying Pictures theretofore delivered to such licensees, to attorn to the AFI Agent or its successors and assigns with regard to such licensees' rights and shall grant such licensees a right of quiet enjoyment in such Declared Qualifying Pictures subject to the terms of their existing agreements with the relevant Artisan Entity which is their licensor.

     SECTION 20. Successors and Assigns. All references herein to any of
                 ----------------------
the parties to this Intercreditor Agreement shall be deemed to include the successors and assigns of such party; provided, however, that neither the
                                      --------  -------
Sponsor Agent nor the AFI Agent may assign any of its rights or obligations hereunder without the prior written consent of the other.

     SECTION 21. Amendment; Waiver; Consent. This Intercreditor Agreement
                 --------------------------
may be amended, modified or supplemented, and the terms hereof may be waived, in each case only by a written instrument executed by all the parties to this Intercreditor Agreement. The waiver by any party hereto of a breach of any provision of this Intercreditor Agreement shall not operate or be construed as a waiver of any subsequent or other breach, whether or not similar. Any such amendment or waiver to Section 4, 5 or 6 shall not be effective unless signed by AFI by Christiana Bank & Trust Company or its successor as trustee under the Trust Agreement.

     SECTION 22. Severability. Any provision hereof which is prohibited
                 ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which may render any provision hereof prohibited or unenforceable in any respect.

     SECTION 23. Counterparts. This Intercreditor Agreement may be
                 ------------
executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement, and all signatures need not appear on any one counterpart.

     SECTION 24. Headings. The headings and captions in this
                 --------
Intercreditor Agreement are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

     SECTION 25. Governing Law. THIS INTERCREDITOR AGREEMENT SHALL BE
                 -------------
GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CHOICE OF LAW RULES THEREOF WHICH MIGHT APPLY THE LAWS OF ANY OTHER JURISDICTION.

     SECTION 26. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY
                 --------------------
APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS INTERCREDITOR AGREEMENT, THE SUBJECT MATTER HEREOF OR ANY LOAN DOCUMENT OR OPERATIVE AGREEMENT, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES THAT THE PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH OTHER PARTIES HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS INTERCREDITOR AGREEMENT AND ANY OTHER FUNDAMENTAL DOCUMENT OR OPERATIVE INTERCREDITOR AGREEMENT. A PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 26 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

     SECTION 27. Submission to Jurisdiction; Service of Process. AFI AND
                 ----------------------------------------------
EACH ARTISAN ENTITY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS INTERCREDITOR AGREEMENT, THE SUBJECT MATTER HEREOF BROUGHT BY THE COLLECTION AGENT, THE AFI AGENT, THE SPONSOR AGENT, OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IN EITHER OF THE ABOVE-

REFERENCED FORUMS AT THE SOLE OPTION OF THE COLLECTION AGENT, THE AFI AGENT, OR THE SPONSOR AGENT. AFI AND EACH ARTISAN ENTITY (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURTS, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT SUCH SUIT, ACTION OR PROCEEDING IN THE ABOVE-REFERENCED COURTS IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS INTERCREDITOR AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, (B) HEREBY WAIVES THE RIGHT TO REMOVE ANY SUCH ACTION, SUIT OR PROCEEDING INSTITUTED BY THE COLLECTION AGENT, THE AFI AGENT OR THE SPONSOR AGENT IN STATE COURT TO FEDERAL COURT, AND (C) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY OR OTHERWISE ARISE FROM THE SAME SUBJECT MATTER. AFI AND EACH ARTISAN ENTITY HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT ITS ADDRESS TO WHICH NOTICES ARE TO BE GIVEN PURSUANT TO SECTION 17 HEREOF. AFI AND EACH ARTISAN ENTITY AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE COLLECTION AGENT, AFI AGENT AND THE SPONSOR AGENT. FINAL JUDGMENT AGAINST AFI AND/OR AN ARTISAN ENTITY IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (X) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND THE AMOUNT OF INDEBTEDNESS, LIABILITY OR OTHER OBLIGATION OF AFI OR SUCH ARTISAN ENTITY THEREIN DESCRIBED OR (Y) IN ANY OTHER MANNER PROVIDED BY, OR PURSUANT TO, THE LAWS OF SUCH OTHER JURISDICTION, PROVIDED, HOWEVER, THAT THE COLLECTION AGENT, THE AFI AGENT AND THE SPONSOR
--------  -------
AGENT OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST AFI OR SUCH ARTISAN ENTITY OR ANY OF THEIR ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE AFI OR SUCH ARTISAN ENTITY OR SUCH ASSETS MAY BE FOUND.

     SECTION 28. Termination. This Intercreditor Agreement shall terminate upon
                 -----------
the later to occur of the payment in full of the (i) AFI Obligations and (ii) the Sponsor Group Obligations.

     SECTION 29. Entire Agreement. This Intercreditor Agreement represents the
                 ----------------
entire agreement of the parties with regard to the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                 ARTISAN PICTURES INC.
                                 ARTISAN ENTERTAINMENT INC.
                                 ARTISAN HOME ENTERTAINMENT INC.
                                 ARTISAN RELEASING INC.
                                 ARTISAN MUSIC INC.
                                 BE MINE PRODUCTIONS, INC.
                                 BEACH DANCE PRODUCTIONS, INC.
                                 DETENTION PRODUCTIONS, INC.
                                 HEATWAVE PRODUCTIONS, INC.
                                 LIVE AMERICA INC.
                                 MILK MISSION PRODUCTIONS INC.
                                 SWEET TIME PRODUCTIONS, INC.
                                 VESTRON INC.
                                 WISH AGAIN PRODUCTIONS, INC.


                                 By:  /s/ Mark Curcio
                                    ---------------------------------
                                    Name:
                                    Title:  Authorized Signatory for
                                            each of the foregoing


                                 FILM HOLDINGS CO.


                                 By:  /s/ Joe Pretlow
                                    ---------------------------------
                                    Name:
                                    Title:


                                 SILENT DEVELOPMENT CORP.
                                 TONGUE-TIED INC.


                                 By:  /s/ Ken Schapiro
                                    ---------------------------------
                                    Name:
                                    Title:

                                 ARTISAN FILM INVESTORS TRUST
                                 By Artisan Pictures Inc., as Designee


                                 By:  /s/ Ken Schapiro
                                    ---------------------------------------
                                    Name:
                                    Title:
                                 Address: c/o Artisan Pictures, Inc. at
                                 2700 Colorado Avenue
                                 Santa Monica, CA 90404-3521


                                 THE CHASE MANHATTAN BANK'S CAPITAL MARKET
                                 FIDUCIARY SERVICES GROUP,
                                 as Collection Agent


                                 By:  /s/ Joseph Centi
                                    ---------------------------------------
                                    Name:
                                    Title: VP


                                 THE CHASE MANHATTAN BANK,
                                   as AFI Agent


                                 By:  /s/ John J. Huber III
                                    ---------------------------------------
                                    Name:
                                    Title: Managing Director


                                 THE CHASE MANHATTAN BANK,
                                   as Sponsor Agent


                                 By:  /s/ John J. Huber III
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 THE CHASE MANHATTAN BANK,
                                 as Sponsor Administrative Agent


                                 By:  /s/ John Huber III
                                    ---------------------------------------
                                    Name:
                                    Title:

                                                                      Schedule 1

                           Approved Accounting Firms
                           -------------------------

PriceWaterhouseCoopers
KPMG Peat Marwick
Ernst & Young
Deloitte & Touche

                                                                       Exhibit A

                    Form of Other Intercreditor Agreements
                    --------------------------------------

                                                                       Exhibit B

                        Form of Allocation Certificate
                        ------------------------------

                                                                       Exhibit C

                      Form of Picture Waterfall Statement
                      -----------------------------------

                                                                       Exhibit D

                              Sponsor Affiliates

ARTISAN ENTERTAINMENT INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN RELEASING INC.
ARTISAN MUSIC INC.
BE MINE PRODUCTIONS, INC.
BEACH DANCE PRODUCTIONS, INC.
DETENTION PRODUCTIONS, INC.
HEATWAVE PRODUCTIONS, INC.
LIVE AMERICA INC.
MILK MISSION PRODUCTIONS INC.
SWEET TIME PRODUCTIONS, INC.
VESTRON INC.
WISH AGAIN PRODUCTIONS, INC.
FILM HOLDINGS CO.
SILENT DEVELOPMENT CORP.
TONGUE-TIED INC.

                                                                       Exhibit J

                            DISTRIBUTION AGREEMENT



Distribution Agreement dated as of October 13, 1999 ("Agreement") between Artisan Film Investors Trust ("Investors"), a Delaware business trust, and Artisan Pictures, Inc. ("Distributor"), a Delaware corporation.

1.    DEFINITIONS: All initially capitalized terms, which are used herein are
      -----------
specifically defined terms and shall be defined as herein set forth. The term "business day(s)" shall mean any day(s) of the week, other than a Saturday, Sunday or other day on which banks are required or permitted to close in the State of New York or State of California.

2.    PICTURES:
      --------

      The term "Pictures" or "Picture" means any and all Declared Qualifying Pictures, as such term is defined in the Credit Agreement as hereinafter defined (including films which the lenders under the Credit Agreement accept for financing and which do not meet the criteria for a Qualifying Picture, as that term is defined in the Credit Agreement) and any other film accepted by the Distributor as the Agent of Investors under the Master Film Purchase Agreement or any Film Purchase Agreement (as such terms are defined in the Credit Agreement) until such time as this Distribution Agreement is terminated in accordance with the Sponsor Agreement (the "Sponsor Agreement") dated as of October 13, 1999 by and among Distributor, Investors, the other Artisan Entities (as defined therein), Artisan Entertainment, Artisan Music, Inc., Artisan Home Entertainment, Inc., all accommodation debtors under the Amended and Restated Credit and Guaranty Agreement dated as of July 9, 1997 as amended and restated as of August 10, 1998 among Distributor and Artisan Home Entertainment as borrowers, the Guarantors named therein, The Chase Manhattan Bank as Administrative Agent and as Fronting Bank and The Chase Manhattan Bank, as Agent under said Credit Agreement.

3.    ENGAGEMENT:
      ----------

      (a)  Agency Services: Investors hereby engages Distributor to perform the
           ---------------
      following services collectively referred to as the "Agency Services", for the Term specified below:

           (i)    Qualifying Pictures: Distributor shall identify for Investors
                  -------------------
           potential Pictures for Investors to acquire which meet Investors' criteria as such criteria are made known to Distributor from time to time.

           (ii)   Documentation: Distributor shall prepare (or review if
                  -------------
           prepared by others) all documents necessary for Investors to acquire each Picture to be acquired by Investors including a Film Purchase Agreement with respect to each Picture (collectively the "ACQUISITION DOCUMENTS") and arrange for the execution of the Acquisition Documents by Investors and all other parties thereto.

           (iii)  Delivery: As Investors' agent, Distributor shall arrange for
                  --------
           and accept, from the producer thereof, after customary review, all delivery material relating to each Picture required pursuant to this Distribution Agreement. Delivery of a Picture to Distributor in its capacity as Investors' agent shall constitute delivery of such Picture pursuant to this Distribution Agreement.

     (b)   Distribution Rights: Investors hereby licenses to Distributor,
           -------------------
     to the extent Investors has such rights, the following rights for the Term and Licensed Territory specified below (the "Distribution Rights"):


           (i)   General Rights: The exclusive right of theatrical distribution,
                 --------------
           non-theatrical distribution, free television distribution, pay television distribution, and home video distribution with respect to the Pictures and trailers thereof and excerpts and clips therefrom, in any and all languages and versions, including dubbed, subtitled and narrated versions, and all exploitation rights in any and all media now known or hereafter created using any form of the Pictures.

                 (A)  Marketing, Distribution and Exploitation Rights: The
                      -----------------------------------------------
                 following rights in connection with the marketing, distribution and exploitation of the Pictures:

                      (1)  Title: To use and to authorize others to use the
                           -----
                      title of the Pictures or to change such title;

                      (2)  Musical Material: To use and perform and to authorize
                           ----------------
                      others to use and perform any musical material contained in the Pictures;

                      (3)  Cut, Edit, Dub and Subtitle: To cut, edit, dub,
                           ---------------------------
                      subtitle and alter the Pictures or any parts thereof as Distributor may deem necessary for the effective marketing, distribution and exploitation of the Pictures and/or to conform to censorship, import permit and other legal requirements and/or to conform to time segment or exhibition standards of licensees and exhibitors and/or to create foreign language versions; and

                      (4)  Trademark: To use Distributor's name and trademark
                           ---------
                      and/or or the name and trademark of any of Distributor's subsidiaries, affiliates, subdistributors and licensees in such manner, position and form as Distributor or any of its subsidiaries, affiliates, subdistributors or their licensees may elect.


                 (B)  Advertising and Publicity Rights: For purposes of
                      --------------------------------
                 advertising and publicizing the Pictures in connection with the marketing, distribution and exploitation of the Pictures, the following rights:

                      (1)  Publishing: To publish and license and authorize
                           ----------
                      others to publish in any language, in any media and in such form as Distributor deems advisable, synopses, summaries, adaptations, resumes and stories of and excerpts from the Pictures and from any literary, dramatic or musical material in the Pictures or upon which the Pictures are based;

                      (2)  Name and Likeness: To use and authorize others to
                           -----------------
                      use the name, voice and likeness (and any simulation or reproduction thereof) of any person appearing in or rendering services in connection with the Pictures;

                      (3)  Excerpts and Clips: To exhibit and authorize others
                           ------------------
                      to exhibit in any language by any media, including radio from any literary, dramatic or musical material in the Pictures or upon which the Pictures are based; and

                      (4)  Publicity Items: To use and authorize the manufacture
                           ---------------
                      and distribution of T-shirts, sweatshirts, posters and postcards for publicity purposes, and not for sale.

     (ii)  Copyright Revenues: The exclusive right to collect all
           ------------------
     royalties, fees and other revenues which Investors, or the registered copyright owner, is otherwise entitled to collect by reason of any statute, governmental regulation, operation of law or in any other manner, for, based upon or in connection with, in whole or in part, or directly or indirectly, any use of the Pictures pursuant to any exercise of the distribution rights granted hereunder ("Copyright Revenues"), including the recording and/or retransmission of the signals embodying the Pictures. In connection therewith, Investors agrees that Distributor shall have the exclusive right to collect or to arrange for the collection of Copyright Revenues resulting from the secondary transmission or retransmission of the Pictures, by any means now known or hereafter devised, in the Licensed Territory. Distributor shall make or cause to be made all necessary claims, filings and collect or arrange for the collection of all Copyright Revenues for inclusion in Gross Receipts of the Pictures. Distributor shall determine the amount of Copyright Revenues allocable to the Pictures and other programming consistent with the empirical data available to Distributor. Investors shall make no separate claim to collect such Copyright Revenues.


     (iii) Other Rights: To exercise exclusively all other rights in
           ------------
     addition to the Distribution Rights with respect to Pictures including, to the extent Investors has such rights, (i) commercial tie-in rights; (ii) legitimate stage rights; (iii) literary publishing rights; (iv) live television rights; (v) merchandising rights; (vi) music publishing rights; (vii) radio rights; (viii) remake rights; (ix) sequel motion picture rights; (x) television rights; and (xi) soundtrack recording rights (collectively "OTHER RIGHTS") with respect to the Pictures, and any literary material or musical material upon which the Pictures are based.

     (iv)  Assignment of Certain Rights:
           ----------------------------

           (A) Assignment of Certain Rights: In addition to the rights granted to Distributor under Section 3(b) hereof, Investors licenses to Distributor for the Term and Licensed Territory upon delivery of each Picture, such of Investors' rights, title and interest in and to the foregoing rights to the Pictures and all elements thereof, including all of the rights previously licensed hereunder, the rights acquired by Investors pursuant to Acquisition Documents and the underlying dramatic and musical materials and any trailers thereof as may be necessary for Distributor to exercise the Distribution Rights hereunder. Moreover, effective upon delivery of each of the Pictures by Investors (or by third parties at Investors' direction) to Distributor in accordance with all of the provisions of this Distribution Agreement, Investors does hereby license to Distributor for the Licensed Territory and Term, such distribution rights with respect to the Pictures not previously licensed or assigned to Distributor as provided in the previous sentence to the extent necessary to enable Distributor to exercise the Distribution Rights hereunder: such of Investors' rights under all agreements with parties providing services in connection with the production of the Pictures and each and such of Investors' rights and copyrights in and to the literary works upon which the Pictures are based, the Pictures and trailers thereof, and the music contained therein as to which Investors holds or will hold the copyright (or any interest therein) as may be necessary to effectuate the purposes of this Distribution Agreement.

           (B)   Executory Obligations/Third Party Participations: Effective
                 ------------------------------------------------
           upon Delivery of each Picture (as hereinafter defined), Distributor shall assume directly from the producer thereof the following executory obligations to the extent not retained by such producer pursuant to the relevant Acquisition Documents or otherwise (collectively "Approved Executory Obligations"): credit obligations arising before and after delivery as provided in Paragraph 9(a); all profit participations, gross participations, deferments, all other contingent payments, music synchronization, performance and other mechanical fees, any other license fees (including, without limitation, all literary artistic, musical, technological and/or intellectual property rights fees) and guild and union residual obligations to the extent not "bought out" or assumed by third party subdistributors in connection with the exploitation of each Picture (collectively "Contingent Payments").

4.   TERM: The period during which the Distribution Rights and Other Rights may
     ----
be exercised ("Term") shall commence on the date of this Distribution Agreement and continue thereafter for 24 years unless Investors' rights in a Picture do not extend until the end of such Term, in which event the Term as to such Picture shall be co-terminus with Investors' rights. The parties acknowledge that Distributor may, under certain provisions of the Sponsor Agreement (as hereinafter defined) be required to purchase one or more of the Pictures, in which event the Distribution Agreement shall no longer apply to the Pictures so purchased. Distributor acknowledges that in the event of a Sponsor Default (as defined in the Credit Agreement), the Agent (as defined below) as assignee for security of Investors has the right to terminate this Distribution Agreement. Distributor further acknowledges that in such event, or in the event that a Suspension Event as defined in the Credit Agreement occurs, the failure of Investors following such event to provide financing for acquisition costs or print and advertising costs shall not constitute an event of default hereunder.

5.   LICENSED TERRITORy: The "Licensed Territory" shall consist of the
     ------------------
Universe.

6.   FINANCING: Distributor acknowledges that Investors has entered into a
     ---------
Credit and Security Agreement (as the same may be amended or modified from time to time, the "Credit Agreement"), dated as of October 13, 1999, with various lenders and The Chase Manhattan Bank, as agent ("Agent") for itself and other lenders ("Lenders") pursuant to which the Lenders have agreed, subject to the terms and conditions set forth therein, to loan Investors up to the lesser of
(i) 80% of the sum of all amounts necessary to acquire a Picture plus up to a 5% overhead factor for the Distributor and its affiliates plus the premium for the applicable Cash Flow Insurance policy (as that term is defined in the Credit Agreement) and (ii) the sum of the amount of the aggregate sum insured for that Picture under the relevant Cash Flow Insurance policy plus 40% of the amount set forth in clause (i), and up to $8,000,000 for print and advertising expenses for each Picture (to be released on at least 500 screens unless the condition is waived by the Lenders) which amount Investors agrees to cause Agent to advance with respect to each Picture as and when required whether prior to or after the theatrical release of such Picture unless Distributor determines that a lesser amount is required. In the event a Picture is released on more than 800 screens, subject to availability of funds under the Credit Agreement, Investors will increase the aforesaid amount for print and advertising expenses (and will cause Lenders to advance, subject to the requirements of the Credit Agreement) an additional $1,000,000 for each 100 screens in excess of 800 but not in excess of 1,500 screens, on which the Picture involved is released. Distributor acknowledges that the aforesaid obligation to fund is subject to the Picture in question having been Delivered and acquired by Investors. Notwithstanding the foregoing, however, funds advanced by Investors (or Agent on Investors' behalf) pursuant hereto may not be used to pay the following costs:

     (a)  standard off-the-top collection costs;

     (b)  video manufacturing and distribution expenses actually incurred;

     (c)  ContingentPayments;

     (d)  actual television distribution expenses.

Distributor agrees to (x)expend any amounts advanced by Agent pursuant to Domestic Distribution Loans (as defined in the Credit Agreement) to fund only print and advertising expenses for a Picture and (y) repay to Agent any funds advanced by Agent for print and advertising expenses for a Picture in excess of the amount actually expended for prints and advertising for such Picture, which repayment will pay down the relevant loan under the Credit Agreement. Any subsidies or tax benefits received with respect to a Picture will be utilized to reduce the negative cost thereof.

Investors shall, pursuant to the Acquisition Documents, pay to Distributor as part of the consideration for each Picture, an amount for Distributor's overhead equal to five percent (5%) of the consideration payable to Distributor under the Acquisition Documents with respect to such Picture.

7.   DELIVERY:
     --------

     (a)  Delivery Items: "Delivery" shall consist of delivery to Distributor in
          --------------
     its capacity as Investors' agent (which shall also constitute delivery to Distributor hereunder) to the place or places designated by Distributor in Los Angeles, California, at Producer's cost or Investors' cost (as to 80% or such lesser percentage as may be borrowed as a Negative Loan (as that term is defined in the Credit Agreement)) and Distributor's cost (as to the balance thereof), of the following: (i) the Pictures in accordance with the requirements of Paragraph 2. hereof; (ii) all the items ("Delivery Items") specified in Exhibit "B" attached hereto with respect to each of the Pictures in a form acceptable to the reasonable satisfaction of Distributor's appropriate personnel; and (iii) written statement affirming that the title of each of the Pictures (A) is free for use by Investors and Distributor and has been registered in accordance with the Operating Rules and Regulations and the Memorandum of the Title Committee of the Motion Picture Association of America; and (B) has been cleared for use by an outside attorney competent to render an opinion as to such clearance (a copy of a Title Report shall be delivered to Distributor). For purposes of this Distribution Agreement the Distributor is estopped from claiming that Delivery of a Picture has not occurred if Distributor has accepted Delivery of said Picture under the applicable Film Purchase Agreement.

     (b)  Incomplete Delivery: Distributor, as Investors' agent, shall notify
          -------------------
     Investors and the Agent in writing as to the date of completion of Delivery ("Complete Delivery Notice") with respect to each of the Pictures. The Acquisition Documents shall provide that not later than 30 days after receipt of delivery items, Distributor shall notify the producer thereof to the extent that any such materials or items are incomplete or fail to meet specified requirements for Delivery ("Objection Notice"). Distributor shall then give the affected producer 7 days from receipt of the Objection Notice ("Cure Period") to correct all such deficiencies by making delivery to Distributor of all the required materials and items specified in the Objection Notice that comprise Delivery ("Complete Delivery"). Under no circumstances shall any producer be relieved of the obligation to deliver all required materials or items, nor shall Investors or Distributor as Investors' agent be deemed to have waived any of said delivery requirements, unless Distributor shall so notify the affected producer and Investors in writing designating the particular material or item which need not be delivered by the affected producer. The cost of any material or item of Delivery which is omitted by such producer and is supplied by Distributor or its designee by reason of such failure to deliver the material or item will be added to the Total Negative Cost (as defined in the Credit Agreement) of the affected Picture for the purpose of computing the amount to be provided pursuant to the Credit Agreement.

     (c)  Screening Prints: Distributor, as Investors' agent shall, in the
          ----------------
     Acquisition Documents, require delivery to Distributor of 1 screening print of each Picture consistent with first-class Motion Picture standards in the Motion Picture industry (which shall be no less than a 35mm color composite print with a complete voice track and scratch or temp music track) ("Screening Print") for exhibition purposes no later than 4 weeks prior to the delivery date for such Picture.

8.   DISTRIBUTION AND EXPLOITATION: Except as otherwise specifically set forth
     -----------------------------
in this Distribution Agreement, the Sponsor Agreement and the relevant Film Purchase Agreement, Distributor shall have complete, exclusive and unqualified discretion and control as to the time, manner and terms of distribution, exhibition and exploitation of each of the Pictures, separately or in connection with other motion pictures, in accordance with such policies, terms and conditions and through such parties as Distributor in its sole business judgment may determine proper or expedient and the decision of Distributor in all such matters shall be binding and conclusive upon Investors. Subject to the Sponsor Agreement and to the provisions hereinafter set forth, Distributor makes no express or implied warranty or representation as to the manner or extent of any distribution or exploitation of the Pictures nor the amount of money to be derived from the distribution, exhibition and exploitation of the Pictures nor as to the maximum or minimum amount of monies to be expended in connection therewith. Distributor does not guarantee the performance by any unaffiliated subdistributor, licensee or exhibitor of any contract regarding the distribution and exploitation of the Pictures.

9.   CREDITS AND OTHER CONTRACTUAL RESTRICTIONS:
     ------------------------------------------

     (a)  Contractual Obligations: Distributor shall comply with the Acquisition
          -----------------------
     Documents with respect to (i) any contractual restrictions on the Distribution Rights and Other Rights which pursuant to Paragraph 3. may be subject to contractual restrictions; and (ii) contractual restrictions or contractual credit obligations relative to paid advertising issued by Distributor or under Distributor's control; provided all of the following conditions have been satisfied: (A) the Acquisition Documents contain written instructions as to such contractual restrictions and contractual credit obligations and Distributor has received these no later than completion of principal photography of the relevant

     Picture; (B) such contractual restrictions and credit obligations are within Distributor's normal parameters; and (C) the contractual credit obligations relative to paid advertising conform to Distributor's standard credit provisions for comparable talent including Distributor's standard exclusions, standard art work title provisions, standard provisions as to position and size of type, and billing block provisions.

     (b)  No Liability Re: Advertising, Publicity and Credits: The casual or
          ---------------------------------------------------
     inadvertent failure by Distributor or any failure by a third party to comply with contractual restrictions or credit obligations related to any of the Pictures or to advertising and publicity of the Pictures shall not constitute a breach of this Distribution Agreement by Distributor. Within a reasonable period following receipt of written notice from Investors or third parties specifying the details of any failure by Distributor to comply with contractual restrictions or credit obligations, Distributor shall take such steps as are reasonably practicable to cure such failure prospectively with respect to copies of the affected Picture not yet made or advertisements for the affected Picture not yet placed, as applicable, which are distributed or issued by Distributor or under the control of Distributor.

10.  PAYMENTS TO INVESTORS, DISTRIBUTION FEE: (a) Prior to the later of (i) the
     ---------------------------------------
Credit Release Date (as defined in the Trust Agreement hereinafter referred to) and (ii) the date on which all Sponsor Group Obligations (as defined in the Intercreditor Agreement dated as of October 13, 1999 (the "Intercreditor Agreement") by and among Distributor, Investors, The Chase Manhattan Bank's Capital Market Fiduciary Services Group, as Collection Agent, The Chase Manhattan Bank as Collateral Agent and Administrative Agent and Canpartners Investments IV, LLC and certain affiliates of Distributor) under the Sponsor Credit Agreement (as defined in the Intercreditor Agreement) have been repaid in full and the commitments under the Sponsor Credit Agreement have been terminated (the "Direct Deposit Commencement Date") Investors' share of the proceeds derived from the exploitation of the Pictures shall be determined, accounted for and paid pursuant to the Intercreditor Agreement and the Sponsor Agreement. Remake, sequel and televisions series rights to Pictures will rest in the Distributor and the proceeds thereof will not be included in Gross Receipts. Following the Direct Deposit Commencement Date, Gross Receipts of the Declared Qualifying Pictures will be deposited by the Distributor into the Trust Account within two (2) business days after receipt thereof and will thereafter be distributed in accordance with the terms of the Trust Agreement.

     (b) In the event that payments to Investors under the Intercreditor Agreement and the Sponsor Agreement are insufficient on or before any Quarterly Payment Date to pay the applicable Quarterly Payment Amount (as such terms are defined in the Amended and Restated Trust Agreement dated as of October 13, 1999 (the "Trust Agreement") among Bear, Sterns & Co., Inc., Christiana Bank & Trust Company and Distributor) Distributor may, but shall not be obligated to, make voluntary advances to the Trust Account in an amount which when added to sums previously deposited in the Trust Account, will enable the applicable Quarterly Payment Amount to be paid on the Quarterly Payment Date.

     (c) For its services hereunder, Distributor shall be entitled to a distribution fee (the "Distribution Fee") equal to the amount set forth in, and payable in accordance with the Sponsor Agreement and the Trust Agreement.

11.  WARRANTIES:
     ----------

     (a)   Investors' Warranties:
           ---------------------

           (i)   Rights/Payments/Quality: Investors acknowledges and agrees that
                 -----------------------
           Distributor, Lenders and Certificate Holders (as defined in the Trust Agreement) are third party beneficiaries of all representations and warranties obtained by Investors pursuant to the Acquisition Documents including, but not limited to, representations and warranties given by the other party or parties to the Acquisition Documents (the "Warranting Party") to the effect that: (A) such party has, exclusively, all rights necessary to enter into the Acquisition Documents, and that all rights licensed, granted or assigned or to be assigned by such party thereunder shall be free and clear of any and all restrictions, claims, liens, encumbrances, impairments or defects of any nature which would impair or interfere with the exercise of the Distribution Rights or Other Rights during the Term other than customary production liens granted to guilds and unions which enter into non-disturbance agreements with Distributor as Investors' agent in form and substance acceptable to Distributor within Distributor's parameters. (B) that it has not and will not commit, nor omit to perform, any act by which any of the Distribution Rights or Other Rights could or would be encumbered, diminished or impaired in any manner which would impair or interfere with the exercise by Distributor as Investors' agent of the Distribution Rights or Other Rights during the Term; (C) that all personnel engaged in connection with the production of the relevant Picture shall, if required, be members in good standing of applicable unions or guilds; (D) that neither the execution of the Acquisition Documents nor anything contained in the relevant Picture nor the reliance by Distributor as Investors' agent on the statement of credits furnished by the Warranting Party for the Picture nor the exercise of any of the Distribution Rights or Other Rights will violate or infringe upon any rights of any kind of any party nor require Distributor as Investors' agent, its subsidiaries, affiliates, subdistributors or any of their licensees or agents to make any payment of any kind to any party for any reason (other than Guild Payments in accordance with Paragraph
           14), such payments, if any, being the responsibility and obligation of the Warranting Party, including payments to any party which may be entitled to share in any and all income derived from the exploitation of any Picture; (E) upon Delivery, the Pictures will be in all respects ready and of a quality, both artistic and technical, adequate for general theatrical exhibition and commercial public exhibition, and that Distributor as Investors' agent, its subsidiaries, affiliates, subdistributors and their licensees and agents will peacefully enjoy and possess each and all of the rights and licenses granted or purported to be granted hereunder throughout the Term without impairment and without hindrance on the part of any third party, and that the Warranting Party shall not facilitate the occurrence of an event of Force Majeure; (F) the provision to Distributor, as Investors' agent, of talent or other agreements relating to the Picture prior to or subsequent to the signature thereof by all parties thereto shall in no manner excuse the Warranting Party from its obligations under the Acquisition Documents, including pursuant to Paragraph 12(a) hereof, and that Distributor as Investors' agent shall be specifically deemed not to have knowledge of, or have liability as to or be bound by any restrictions or limitations therein, unless obligations in said agreements satisfy all of the provisions of Paragraph 9 or Distributor specifically agrees in writing thereto. Distributor's sole recourse in the event of any breach of the aforesaid representations and warranties shall be against the Warranting Party based upon the rights assigned pursuant hereto.

           (ii)  Place of Business. Investors is a business trust organized
                 -----------------
           under the laws of the State of Delaware and maintains its principal office at [c/o Artisan Pictures, Inc., 2700 Colorado Avenue, Santa Monica, California 90404.]

           (iii) Financial Condition. Investors is not presently involved in
                 -------------------
           financial difficulties as evidenced by it not having admitted its inability to pay its debts generally as they become due or otherwise not having acknowledged its insolvency or by it not having been involved in or filed or consented to a petition in bankruptcy or for reorganization or modification or alteration of the rights of creditors nor does Investors presently contemplate any such proceeding or have any reason to believe that any such proceeding will be brought against it or its assets.

           (iv)  Financial Commitments Relating to the Pictures: Investors shall
                 ----------------------------------------------
           not commit to the payment of any sums to third parties generated from or in connection with the Pictures which (A) exceed the amount Investors is entitled to receive from Distributor pursuant to Paragraph 10, or (B) would be paid to a third party on a date earlier than the date which such sums may be earned by and be payable to Investors.

     (b)   No Waiver: Investors agrees and acknowledges that any review and/or
           ---------
     approval by Distributor of any documents, advertising materials or other items in connection with the Pictures or the distribution thereof will not serve to diminish or otherwise adversely affect the right of Distributor to rely upon the representations, warranties and agreements made by the Warranting Party in the Acquisition Documents and assigned to Distributor pursuant hereto.

     (c)   Distributor's Warranties: Distributor represents and warrants that it
           ------------------------
     has all corporate power and authority necessary to enter into this Distribution Agreement and that it will perform its obligations in accordance with the provisions of this Distribution Agreement. Distributor further represents and warrants that it will not subdistribute any of the Pictures theatrically in the United States.

12.  INDEMNITY:
     ---------

     (a)  Investors' Indemnity: Investors agrees to indemnify and hold
          --------------------
     Distributor, its parent, subsidiary and affiliated entities, subdistributing entities, and their respective officers, agents, directors, employees and licensees harmless from any and all claims, actions or proceedings of any kind and from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees, whether or not litigation is commenced) ("Claims") relating to or arising out of any claim by a third party of any violation or alleged violation of any of the warranties, representations or agreements made by Investors hereunder (as opposed to those made by Warranting Parties and assigned to Distributor hereunder) or any material error or omission in any of the material or information furnished by Investors in accordance with this Distribution Agreement or any failure of Investors to timely furnish such material or information. Distributor shall have the right to litigate, compromise or settle any Claim upon such terms as Distributor deems necessary or desirable for the disposition of the matters at issue, provided, however, that Distributor will not settle or pay any Claim which will require Investors to indemnify Distributor without first obtaining Investors' consent, which consent shall not be unreasonably withheld. In such event, Investors shall reimburse Distributor on demand for all amounts paid or incurred by Distributor (including reasonable attorneys' fees) solely as they relate to Investors' representations and warranties as opposed to representations and warranties obtained from others and assigned to Distributor hereunder. Pending determination of any such Claim, Distributor may withhold from any amount due Investors hereunder an amount equal to the maximum exposure of such Claim as reasonably determined by Distributor; provided, however, that Distributor shall not so withhold such amounts if Investors posts a bond or letter of credit in such form in an amount and by a surety or financial institution reasonably satisfactory in all respects to Distributor. Distributor acknowledges that Investors' indemnity hereunder is subordinate to the repayment in full of (i) all of Investors' Obligations as such term is defined in to the Credit Agreement and (ii) the Trustee's Expenses, Quarterly Payment Amounts and Applicable Liquidation Preference (as such terms are defined in the Trust Agreement).

     (b)  By Distributor: Distributor agrees to defend and indemnify and hold
          --------------
     Investors, and its parent, subsidiary and affiliated entities and their respective officers, agents, directors and employees harmless from any and all Claims relating to or arising out of any Claim by a third party (i) of any material violation or alleged material violation of any of the warranties, representations or agreements made by Distributor hereunder;
     (ii) by reason of the exercise by Distributor of the Distribution and Other Rights except with respect to matters which Investors has agreed to indemnify Distributor pursuant to Paragraph 12(a); or (iii) arising from the failure or alleged failure of Distributor to pay any Contingent Payments for which it is responsible pursuant to Section 3(b)(iv)(B) hereof.

13.  COPYRIGHT AND PERMITS.
     ---------------------

     (a) The Pictures when delivered to Distributor shall contain a copyright notice in Investors' name (or in the name of a third party producer) in compliance with the Universal Copyright Convention and the Copyright Law of the United States. Distributor shall, in Investors' name, with respect to the Licensed Territory, secure, register, renew and extend all copyrights in the Pictures and all related properties and protect such copyrights and other related properties (including the characters contained in the Pictures) upon eligibility for copyright registration, renewal and extension or other protection. Investors hereby irrevocably designates Distributor as its attorney-in-fact to do so, and also irrevocably designates Distributor as its attorney-in-fact to take reasonable steps to defend said copyrights and related rights against any and all infringements thereof. Investors agrees that the foregoing designations constitute powers coupled with an interest, are irrevocable throughout the Term, and may be exercised at Distributor's sole discretion. Distributor shall not be liable to Investors for any action or failure to act on behalf of Investors within the scope of authority conferred on Distributor under this Paragraph 13.

     (b) Distributor shall cause the Warranting Party with respect to each Picture to represent and warrant that the copyright in the Picture, the Literary Material and in any other dramatic and musical material upon which the Picture is based or which is contained therein will be valid and subsisting during the Term in each country of the Licensed Territory where such protection is available under Law, and no part of the Picture, the Literary Material or of any such dramatic or musical material is or will be in the public domain in countries protecting copyright.

     (c) Distributor, as Investors' agent, shall use its best efforts to require the Warranting Party to secure for Distributor as Investors' agent such licenses and permits as may be necessary or desirable for the importation and distribution of the relevant Picture in any geographic area of the Licensed Territory. As between Investors and Distributor, Distributor shall bear the risk of not obtaining such licenses and permits.

14.  CONTINGENT PAYMENTS: Distributor agrees to pay all Contingent Payments
     -------------------
with respect to the Pictures.

15.  CENSORSHIP: Distributor shall not be obligated to distribute any Picture
     ----------
in any country or area of the Licensed Territory if Distributor is prohibited from so distributing such Picture because of censorship, any MPAA regulation or directive, or event of Force Majeure; provided, however, that Distributor shall exercise commercially reasonable efforts to distribute or cause the distribution of each Picture throughout the Licensed Territory.

16.  SECURITY INTEREST. As security for all rights granted to Distributor
     -----------------
hereunder and Distributor's right to purchase Pictures pursuant to the Master Film Purchase Agreement, Investors hereby assigns to Distributor all of Investors' right, title and interest in and to each of the Pictures, as the same are created or acquired and the proceeds derived with respect thereto, and in each case shall be subordinate and subject in right of payment, to the full extent permitted by law to the prior payment in full of (i) the Obligations (as such term is defined in the Credit Agreement) and (ii) the applicable Liquidation Preference. The security interest granted herein is and shall be subordinate, to the fullest extent permitted by law and as hereinafter set forth, to any guarantees, security interests and mortgages and other liens securing payment of the Obligations and the Applicable Liquidation Preference, notwithstanding the perfection, order of perfection or failure to perfect, any such security interest or other lien, or the filing or recording, order of filing or recording, or failure to file or record this Distribution Agreement or any instrument or other document in any filing or recording office in any jurisdiction. For purposes hereunder, the Obligations and the Applicable Liquidation Preference shall include all obligations of Investors under the Credit Agreement and the Trust Agreement, as applicable, including, without limitation, whether outstanding at the date hereof or hereafter incurred or created, to pay, and that any guarantees, security interests, mortgages and other liens hereunder are and shall be subordinate, to the fullest extent permitted by law and as hereinafter set forth, to any guarantees, security interests and mortgages and other liens securing payment of the Obligations and the Applicable Liquidation Preference, notwithstanding the perfection, order of perfection or failure to perfect, any such security interest or other lien, or the filing or recording, order of filing or recording, or failure to file or record this Distribution Agreement or any instrument or other document in any filing or recording office in any jurisdiction. Investors shall execute customary UCC financing statements for New York State and County, California and Delaware and such other jurisdictions as Distributor may deem appropriate and a mortgage of copyright with respect to each of the Pictures.

17.   INVESTOR'S DEFAULT: In the event of any default or breach of this
      ------------------
Distribution Agreement by Investors and the failure of Investors to cure such default or breach within 15 business days after the date of service of written notice from Distributor, Distributor shall have the right, subject to the prior consent of Agent, to terminate this Distribution Agreement. If this Distribution Agreement is terminated as a result of Investors' default or breach, Investors shall immediately refund to Distributor any sums expended by Distributor hereunder in connection with the exercise of the Distribution Rights and Other Rights without limiting any other right or remedy that Distributor may otherwise have.

18.   WAIVER/REMEDIES: No express or implied waiver by either Distributor or
      ---------------
Investors of any provision of this Distribution Agreement or of any breach or default of the other shall constitute a continuing waiver, and no waiver shall be effective unless in writing. All remedies contained in this Distribution Agreement shall be cumulative and none of them shall be in limitation of any other remedy or right.

19.   FURTHER ASSURANCES: Investors hereby agrees to duly execute, acknowledge,
      ------------------
procure and deliver to Distributor such documents as may be requested by Distributor in order to vest in Distributor the Distribution Rights and Other Rights and such additional rights granted to Distributor pursuant to this Distribution Agreement. If Investors shall fail to so execute and deliver or to cause the execution and delivery of any such documents within 7 days after Distributor's request therefor and Distributor has not received a written objection thereto specifying with particularity Investors' objection during such 7-day period, Distributor is hereby irrevocably granted throughout the Term the power coupled with an interest with rights of substitution and delegation to execute such documents in the name and on behalf of Investors as Investors' attorney-in-fact.

20.   CHOICE OF LAW: This Distribution Agreement will be interpreted in
      -------------
accordance with the laws of the State of New York, United States of America, applicable to contracts made therein, but without regard to any principles of conflict of laws.

21.   LEGAL ACTION/SERVICE OF PROCESS: Investors and Distributor agree that all
      -------------------------------
actions, proceedings or litigation relating to this Distribution Agreement shall be instituted and prosecuted solely within New York County, the State of New York, and Investors and Distributor hereby consent to the jurisdiction of the state courts of New York and the federal courts located in the Southern District of New York with respect to any matter arising out of or relating to this Distribution Agreement. Investors and Distributor hereby appoint __________________, whose address in New York City is __________________ , to accept service of process with respect to any actions hereunder by U.S. mail at their respective addresses hereinafter set forth.

22.   NOTICES:
      -------

      (a)  To Distributor: All notices from Investors to Distributor shall be
           --------------
      given in writing by mail (postage prepaid), messenger or telecopier (and if sent by telecopier, such notice shall be concurrently sent by mail) addressed as indicated below. The earlier of: (i) actual receipt; (ii) 3 business days after the date of mailing; or (iii) the date of telecopying shall be deemed to be the date of service.

                2700 Colorado Avenue,
                2nd Floor
                Santa Monica, California  90404
                Attention:  Ken Schapiro, Esq.
                Telecopier: (310) 255-3840

      (b)  To Investors: All notices from Distributor to Investors may be given
           ------------
      in writing by mail (postage prepaid) or messenger or telecopier addressed as indicated below. The earlier of (i) actual receipt; (ii) 3 business days after the date of mailing; or (iii) the date of telecopying shall be deemed to be the date of services.

                [c/o Artisan Pictures, Inc.
                2700 Colorado Avenue, 2nd Floor
                Santa Monica, California 90404
                Attention: Ken Schapiro, Esq.
                Telecopier: (310) 255-3840]
      with copies to Chase (until the commitment of Chase and the lending banks pursuant to the Credit Agreement is terminated and all of Investors' obligations thereunder are repaid in full) at:

                The Chase Manhattan Bank
                270 Park Avenue
                New York, New York  10017-2070
                Attention:  Joan M. Fitzgibbon
                Telecopier:  (212) 270-4164

             and

                Chase Securities, Inc.
                1800 Century Park East
                Suite 400
                Los Angeles, California  90067
                Attention:  Christa Thomas
                Telecopier:  (310) 788-5628

23.   RELATIONSHIP OF PARTIES: Except as provided herein, neither Distributor
      -----------------------
nor Investors is an agent or representative of the other, and neither shall be liable for or bound by any representation, act or omission whatsoever of the other. This Distribution Agreement shall in no way create a joint venture or partnership or be for the benefit of any third party. Neither Investors nor Distributor shall have the authority to bind the other or the other's representatives in any way.

24.   ASSIGNMENT: This Distribution Agreement is non-assignable by Investors or
      ----------
by Distributor. However, this Distribution Agreement may be assigned by Distributor to any Party acquiring all or substantially all of the business or assets of Distributor provided that, prior to the Direct Deposit Commencement Date, Agent, as agent for itself and other lenders approves such assignment and such party assumes and agrees in writing to perform all of Distributor's executory obligations hereunder, and such assignment shall be deemed a novation forever releasing and discharging Distributor from any further liability or obligation to Investors.

25.   ENTIRE AGREEMENT: This document entitled "Distribution Agreement" together
      ----------------
with: Exhibit "A", (the Theatrical Motion Picture Delivery Requirements) embody the entire agreement ("Distribution Agreement") between Distributor and Investors as to the subject matter hereof, and expressly and unequivocally supersede all previous agreements, warranties or representations, oral or written, which may have been made between Distributor and Investors as to the subject matter hereof. This Distribution Agreement may only be amended by a written instrument duly signed by Investors and Distributor.

By signing in the spaces provided below, Investors and Distributor accept and agree to all of the terms and conditions of this Distribution Agreement as of the day and year first above written.


ARTISAN FILM INVESTORS TRUST                        ARTISAN PICTURES, INC.
("Investors")                                       ("Distributor")
By Artisan Pictures, Inc., as designee

By:  /s/ Ken Schapiro                                By:  /s/ Ken Schapiro
   ---------------------------                         ---------------------
   Its:                                                Its:  EVP
       ---------------------------                         -----------------

                                                                       Exhibit K

                        MASTER FILM PURCHASE AGREEMENT

    THIS MASTER FILM PURCHASE AGREEMENT, dated as of October 13, 1999, is between ARTISAN FILM INVESTORS TRUST, a Delaware business trust ("AFI"), and ARTISAN PICTURES, INC., a Delaware corporation ("API"), and is made with reference to the following facts:

    A. Pursuant to a Credit and Security Agreement dated as of October 13, 1999 (the "Credit Agreement") among AFI, as borrower, the lenders referred to therein (the "Lenders"), and The Chase Manhattan Bank, as administrative agent and fronting bank (the "Agent"), the Lenders have agreed to make available to AFI a credit facility to finance (i) not more than eighty percent (80%) of the Total Negative Cost of Declared Qualifying Pictures and (ii) a portion of the Domestic Distribution Expenses with respect thereto. Such Declared Qualifying Pictures and any other Pictures which constitute Acquired Films have been or will be produced by separate corporations, partnerships, limited liability companies or other entities that are unaffiliated with AFI (each, a "Production Company"). API will enter into a Film Purchase Agreement with (i) in the case of all Pictures other than "Stir of Echoes" and "The Ninth Gate", the applicable Production Company substantially in the form of Exhibit A hereto, (ii) in the case of "Stir of Echoes", API substantially in the form of Exhibit B hereto and
(iii) in the case of "The Ninth Gate", API substantially in the form of Exhibit C hereto (each, a "Film Purchase Agreement"), pursuant to which AFI will purchase such Acquired Films.

    B. Pursuant to a Distribution Agreement dated as of October 13, 1999 (the "Distribution Agreement") between API and AFI, AFI will grant to API the exclusive right to exploit the Acquired Films. Gross Receipts of the Acquired Films will be used, among other things, to repay the Lenders under the Credit Agreement and make payments to the holders of Trust Certificates and the payee(s) of the Subordinated Participation Interest and the Advisory Fee.

    NOW, THEREFORE, in consideration of the mutual rights and obligations set forth in this Agreement, as well as other benefits which are hereby acknowledged, the parties hereto hereby agree as follows:

    Section 1. Definitions. For purposes of this Agreement, the following terms have the following meanings:

    "Acquired Films" means those films purchased by AFI from Production Companies or API pursuant to Section 2 of this Agreement.

    "Advisory Fee" has the meaning set forth in Section 10.

    "Agent" has the meaning set forth in Paragraph A.

    "Agreement" means this Agreement, as it may be amended or modified in accordance with Section 12(b).

     "Aggregate Quarterly Gross Receipts" as of any Quarterly Payment Date means the aggregate amount of the Gross Receipts of all Acquired Films theretofore purchased by AFI, which Gross Receipts are received during the Applicable Quarterly Period.

     "Applicable Liquidation Preference" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Applicable Quarterly Period" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Applicable Law" has the meaning set forth in Section 1 of the Credit Agreement.

     "Basic Agreements" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Borrowing" has the meaning set forth in Section 1 of the Credit
Agreement.

     "Certificateholder" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Collateral" has the meaning set forth in Section 1 of the Credit
Agreement.

     "Completion" with respect to an Acquired Film means satisfaction of the conditions necessary to cause "Complete Delivery" of such motion picture pursuant to Section 7 of the Distribution Agreement (as evidenced by a certificate of acceptance of Delivery issued by API to AFI).

     "Credit Agreement" has the meaning set forth in Paragraph A.

     "Credit Release Date" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Declared Qualifying Picture" has the meaning set forth in Section 1 of the Credit Agreement.

     "Delivery" has the meaning set forth in Section 7 of the Distribution Agreement.

     "Designee" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Discount Rate" as of any date means the per annum yield which is equivalent to (i) if the Credit Agreement is still in effect as of such date, the interest rate then in effect with respect to the Loans (and if more than one interest rate then applies to Loans under the Credit Agreement, the weighted average of such interest rates) and (ii) if the Credit Agreement is not in effect as of such date, the lower of (a) the LIBO Rate (assuming a one-month Interest Period) and (b) the Alternate Base Rate which would be applicable if the Credit Agreement were in effect. For purposes of this definition, "Loans," LIBO Rate," "Interest Period" and "Alternate Base Rate" shall each have the meaning set forth in Section 1 of the Credit Agreement.

     "Distribution Fee" has the meaning set forth in Section 1 of the Distribution Agreement.

     "Distribution Agreement" has the meaning set forth in Paragraph B.

     "Distributor" means the party identified as such from time to time under the Distribution Agreement.

     "Domestic Distribution Expenses" has the meaning set forth in Section 1 of the Credit Agreement.

     "Eligible Film" means (i) a Qualifying Picture or (ii) any other Picture provided that (a) not less than $8,000,000 is spent by AFI on Domestic Distribution Expenses with respect to such Picture and (b) the Lenders agree to accept such Picture for financing under the Credit Agreement, and which in the case of either (i) or (ii) has been approved by API. A Picture that meets all of the requirements of an Eligible Film except that API only has distribution rights in the United States (except for any foreign pre-sale requirement) shall count as one-half of one film with respect to the Minimum Delivery Requirement.

     "Fair Market Value" of the Acquired Films as of any date means the excess, if any, of (i) the aggregate anticipated gross revenues (as determined by API in accordance with United States generally accepted accounting principles) that will be earned by all of the Acquired Films then owned by AFI after the end of the most recently completed fiscal quarter of AFI over (ii) the aggregate anticipated costs of generating such gross revenues (as determined by API in accordance with United States generally accepted accounting principles), discounted to a net present value using the Discount Rate.

     "Film Purchase Agreement" has the meaning set forth in Paragraph A.

     "Final Redemption Date" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Gross Receipts" has the meaning set forth in Schedule 1 to the Sponsor Agreement.

     "Insurer" has the meaning set forth in Section 1 of the Credit Agreement.

     "Intercreditor Agreement" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Lenders" has the meaning set forth in Paragraph A.

     "Liquidation Payment Date" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Loans" has the meaning set forth in Section 1 of the Credit Agreement.

     "Minimum Delivery Requirement" means the sale to and purchase by AFI of at least eight Eligible Films prior to the end of the Revolving Period.

     "Net Liquidation Film Proceeds" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Net Liquidation Non-Film Proceeds" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Notes" has the meaning set forth in Section 1 of the Credit Agreement.

     "Obligaitons" has the meaning set forth in Section 1 of the Credit Agreement, and shall include, to the extent any such Obligations have been paid by the Insurer, any subrogation rights of the Insurer.

     "Other Sponsor Creditors" has the meaning set forth in the Intercreditor Agreement.

     "Person" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Picture" has the meaning set forth in Section 1 of the Credit Agreement.

     "Production Company" has the meaning set forth in Paragraph A.

     "Qualifying Picture" has the meaning set forth in Section 1 of the Credit Agreement.

     "Quarterly Payment Amount" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Quarterly Payment Date" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Revolving Period" means the period from the closing date under the Credit Agreement through and including October 13, 2002.

     "Sponsor Agreement" has the meaning set forth in Section 1 of the Credit Agreement.

     "Sponsor Group Obligations" has the meaning set forth in the Intercreditor Agreement.

     "Subordinated Participation Interest" means the right of API to receive (i) on each Quarterly Payment Date (other than a Liquidation Payment Date) occurring on and after the Credit Release Date, all Aggregate Quarterly Gross Receipts remaining after payment of (a) all Obligations (in the case of any Quarterly Payment Date which occurs on the Credit Release Date), (b) Trustee Expenses, (c) the Quarterly Payment Amount payable to the Certificateholders on such Quarterly Payment Date, and (d) the Distribution Fee payable to the Distributor on such Quarterly Payment Date, and (ii) on the Liquidation Payment Date, subject to the prior payment in full of the unpaid amount of Sponsor Group Obligations and all amounts owing to Other Sponsor Group Creditors, all Net Liquidation Film Proceeds remaining after payment of (a) all Obligations, (b) Trustee Expenses,
(c) the Applicable Liquidation Preference, (d) any accrued but unpaid Distribution Fees payable to the Distributor and (e) any unpaid Sponsor Group Obligations and amounts owing to Other Sponsor Creditors.

     "Total Negative Cost" has the meaning set forth in Section 1 of the Credit Agreement.

     "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of October 13, 1999, among Bear, Stearns & Co. Inc., Christiana Bank & Trust Company, as Trustee, and API, as Designee.

     "Trust Certificate" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Trustee" has the meaning set forth in Exhibit A to the Trust Agreement.

     "Trustee Expenses" has the meaning set forth in Exhibit A to the Trust Agreement.

     Section 2. Purchase and Delivery of Acquired Films. API may from time to time until the end of the Revolving Period cause theatrical feature films (excluding specialty films (including direct to video, documentary or films that will have less than a 300 screen domestic theatrical release)) to be produced by Production Companies and sold upon Completion directly to AFI or, if any such film has been purchased by API upon Completion, to be sold by API to AFI, pursuant to Film Purchase Agreements, provided that the Lenders under the Credit Agreement and/or API fund 100% of the Total Negative Cost of each such film. All Acquired Films that are sold upon Completion directly to AFI shall be Delivered directly to API, so long as API is acting as the Distributor under the Distribution Agreement.

     Section 3. Purchase Price for Acquired Films.

          (a) The purchase price paid by AFI to a Production Company or API for an Acquired Film shall be equal to (i) 100 percent of the Total Negative Cost thereof minus (ii) any amount paid to API and its affiliates to cover overhead fees, etc.

          (b) In consideration of the payment by API to AFI as set forth in clause (ii) of the next sentence, API will receive the Subordinated Participation Interest. On the date any Acquired Film is acquired by AFI from a Production Company or API, (i) AFI shall make a Borrowing under the Credit Agreement equal to 80 percent (or such lesser amount as set forth in Section 4 of the Sponsor Agreement) of the Total Negative Cost thereof, and (ii) API shall pay AFI an amount equal to 20 percent (or such greater amount as set forth in Section 4 of the Sponsor Agreement) of the Total Negative Cost thereof. AFI shall use the proceeds of such Borrowing and such amount paid by API to purchase the Acquired Film being purchased on such date.

     Section 4. Print and Advertising Costs. After Delivery of an Acquired Film to API, API may from time to time deliver one or more notices to AFI to the effect that API requires funds to pay for Domestic Distribution Expenses with respect to such Acquired Film. Upon receipt of such a notice, AFI shall submit all documents necessary to make a Borrowing under the Credit Agreement with respect to such amounts, and to cause the proceeds of such Borrowing to be paid directly to API. AFI shall not be in default of this Section 4 in the event that the Lenders do not allow AFI to make such a Borrowing.

     Section 5. Purchase Option. API will have the option, exercisable at any time, to purchase from AFI all of the Acquired Films theretofore acquired by AFI for a cash purchase price equal to the greater of (i) the aggregate Fair Market Value of such Acquired Films and (ii) the sum of (x) all unpaid Obligations plus
(y) the Applicable Liquidation Preference as of the purchase date. AFI will use the cash purchase price received from API to repay all unpaid Obligations and make the distributions set forth in Sections 6.7(c) and (d) of the Trust Agreement.

     Section 6. Required Purchases. (a) In the event that the Minimum Delivery Requirement is not satisfied, then upon the expiration of the Revolving Period, API shall purchase from AFI all Acquired Films theretofore acquired by AFI for a cash purchase price equal to the greater of (i) the aggregate Fair Market Value of such Acquired Films and (ii) the sum of (x) all unpaid Obligations plus (y) the Applicable Liquidation Preference as of the purchase date. AFI will use the cash purchase price received from API to repay all unpaid Obligations and make the distributions set forth in Sections 6.7(c) and (d) of the Trust Agreement.

       (b) In the event that API is required to purchase a Declared Qualifying Picture from AFI pursuant to Section 5(b) or (d) of the Sponsor Agreement, AFI will sell without representation or warranty to API and API will purchase from AFI such Declared Qualifying Picture and AFI will apply the proceeds thereof, all in accordance with the terms of Section 5(b) or (d) of the Sponsor Agreement, as the case may be.

     Section 7.  Representations and Warranties of AFI.

       (a) AFI is a business trust duly organized, validly existing and in good standing under the laws of Delaware. AFI has the power and authority to own its properties and carry on its business as now being conducted, and to execute, deliver and perform, as applicable, its obligations under this Agreement, the respective Film Purchase Agreements, the Distribution Agreement and the Credit Agreement.

       (b) The execution, delivery and performance of this Agreement, the Film Purchase Agreements, the Distribution Agreement and the Credit Agreement (i) have been duly authorized by all necessary actions on behalf of AFI, the Designee or the Trustee, (ii) will not constitute a violation by AFI of any provisions of Applicable Law or any order of any court or other agency of the United States or any state thereof applicable to AFI or any of its properties or assets, (iii) will not violate any provision of the Trust Agreement or any indenture, agreement, bond, note or other similar instrument to which AFI is a party or by which AFI or its properties or assets are bound, and (iv) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under or create any right to terminate any such indenture, agreement, bond, note or other instrument.

       (c) All authorizations, approvals, registrations and filings with any governmental or public regulatory body or authority of the United States or any state thereof required for the execution, delivery and performance by AFI of this Agreement, the Film Purchase Agreements, the Distribution Agreement and the Credit Agreement have been duly obtained or made or duly applied for and are in full force and effect, and if any such further authorizations, approvals, registrations or filings should hereafter become necessary, AFI shall obtain or make all such authorizations, approvals, registrations or filings.

       (d) This Agreement, the Distribution Agreement and the Credit Agreement constitute, and each Film Purchase Agreement when executed will constitute, the legal, valid and binding obligation of AFI, enforceable in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and to general principles of equity.

     Section 8. Representations and Warranties of API.

       (a) API is a corporation organized, validly existing and in good standing under the laws of Delaware. API has the power and authority to own its properties and carry on its business as now being conducted, and to execute, deliver and perform, as applicable, its obligations under this Agreement and the Distribution Agreement.

       (b) The execution, delivery and performance of this Agreement and the Distribution Agreement (i) have been duly authorized by all necessary actions on behalf of API, (ii) will not constitute a violation by API of any provisions of Applicable Law or any order of any court or other agency of the United States or any state thereof applicable to API or any of its properties or assets, (iii) will not violate any provision of any indenture, agreement, bond, note or other similar instrument to which API is a party or by which API or its properties or assets are bound, and (iv) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under or create any right to terminate any such indenture, agreement, bond, note or other instrument.

       (c) All authorizations, approvals, registrations and filings with any governmental or public regulatory body or authority of the United States or any state thereof required for the execution, delivery and performance by API of this Agreement and the Distribution Agreement have been duly obtained or made or duly applied for and are in full force and effect, and if any such further authorizations, approvals, registrations or filings should hereafter become necessary, API shall obtain or make all such authorizations, approvals, registrations or filings.

       (d) This Agreement and the Distribution Agreement constitute the legal, valid and binding obligation of API, enforceable in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and to general principles of equity.

     Section 9. Subordinated Participation Interest. On each Quarterly Payment Date and on the Liquidation Payment Date, AFI shall make all required payments under the Trust Agreement with respect to the Subordinated Participation Interest to the then holder thereof.

     Section 10. Advisory Fee. For services rendered by API to AFI in connection with the transactions contemplated by this Agreement, subject to any priority of the Certificateholders under

Section 6.7(d) of the Trust Agreement, AFI shall pay API an advisory fee (the "Advisory Fee") on the Liquidation Payment Date equal to all Net Liquidation Non-Film Proceeds.

     Section 11. Tax Treatment. It is the intention of API and AFI that, for United States federal, state and local income and franchise tax purposes, (a) AFI will constitute a collateral account or other security arrangement and will be disregarded and not treated as a separate entity from API and (b) the Trust Certificates and the Notes will constitute debt obligations of API, and each such party hereby agrees to take positions consistent with such treatment on all their respective tax returns, tax filings and documents related to such tax filings and tax returns.

       In the event there is a final determination that for tax purposes the Trust Certificates constitute equity interests in AFI and that AFI's assets include the Acquired Films, it is the intention of API and AFI that, for United States federal, state and local income and franchise tax purposes, (i) AFI would constitute a partnership among the Certificateholders and API, (ii) the Notes would constitute debt obligations of AFI, (iii) profits of AFI (as a partnership) would be allocated to the Certificateholders only in an amount of, and at the time at which, any payments are made to the Certificateholders of their return on the Trust Certificates, and (iv) the Notes and other debt obligations of AFI would, to the extent governed by applicable Treasury Regulations, be allocated to API, as a partner in AFI (based on the fact that API is entitled to all of AFI's income and assets after payments are made with respect to the Trust Certificates), and in the event of such a final determination each such party hereby agrees to take positions consistent with such treatment on all their respective tax returns, tax filings and related documents.

       In the event that there is a final determination that the Trust Certificates constitute equity interests in AFI and that AFI is a partnership solely among the Certificateholders, it is the intention of API and AFI that, for United States federal, state and local income and franchise tax purposes,
(i) the sole asset of AFI would be a note from API secured by the Collateral as provided in the Basic Agreements and (ii) the Notes would constitute debt obligations of AFI, and in the event of such a final determination each such party hereby agrees to take positions consistent with such treatment on all their respective tax returns, tax filings and related documents.

       Notwithstanding anything to the contrary stated herein or in the other Basic Agreements regarding the tax treatment of AFI and API, it is the intention of the parties hereto that for purposes of creditors' rights issues and generally accepted accounting principles (a) the sale of Acquired Films from the Production Companies or API to AFI as set forth hereunder be a true sale, (b) AFI be the owner of the Acquired Films upon such sale and (c) the relationship between AFI and API under the Distribution Agreement be one of licensor and licensee and the parties hereto agree to take such actions as are consistent with such treatment.

     Section 12. Miscellaneous.

       (a) This Agreement shall be governed by and construed in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of New York (without giving effect to the conflicts of law rules thereof).

       (b) This Agreement and each provision hereof may be amended, changed, waived, discharged or terminated only by an instrument in writing signed and duly executed by the parties hereto.

       (c) Except as provided herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mails, postage prepaid, or by facsimile transmission, when sent, addressed:

    If to API to:

       Artisan Pictures, Inc.
       2700 Colorado Avenue
       Second Floor
       Santa Monica, California 90404
       Attention:  Kenneth D. Schapiro
       Facsimile: (310) 255-3840

    With a copy to:

       The Chase Manhattan Bank
       270 Park Avenue
       37th Floor
       New York, New York 10017
       Attention: Joan Fitzgibbon
       Facsimile: (212) 270-4164

    And, if to AFI, to:

       Artisan Pictures, Inc., as Designee
       2700 Colorado Avenue
       Second Floor
       Santa Monica, California 90404
       Attention: Kenneth D. Schapiro
       Facsimile: (310) 255-3840


       (d) No failure or delay on the part of the parties hereto in exercising any right, power or privilege under this Agreement and no course of dealing between AFI and API shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

       (e) The descriptive headings of the various sections of this Agreement are inserted for convenience only and shall not be deemed to affect the meaning or the construction of the provisions hereof.

       (f) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that, except for the Subordinated Participation Interest and the Advisory Fee, neither party may transfer any or all of its rights or obligations hereunder without the prior written consent of the other party. Neither the Subordinated Participation Interest nor the Advisory Fee nor any interest therein shall be transferred to the extent such transfer would (i) result in there being more than 75 holders of the Trust Certificates, the Subordinated Participation Interest and the Advisory Fee in the aggregate for purposes of the "publically traded partnership" provisions of Section 7704 of the Internal Revenue Code of 1986, Treasury Regulation Section 1.7704-1(h) or any relevant successor provisions or (ii) result in the then outstanding securities issued by the Trust (including without limitation the Trust Certificates, the Subordinated Participation Interest, the Advisory Fee and the Notes) being held by more than 100 "persons" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or otherwise cause the Trust to be treated as an "investment company" under the Investment Company Act.

       (g) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

       (h) Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of any such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

       (i) In this Agreement, the singular includes the plural and the plural the singular; words importing gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement; use of words such as "HEREIN," "HEREBY," and "HEREOF" and other equivalents words refer to this Agreement as an entirety and not solely to the particular portion thereof in which any such word is used; references to Sections and Exhibits are to sections and exhibits of this Agreement unless specified otherwise; the word "OR" includes the conjunctive sense; and references to Persons includes their respective permitted successors and assigns.

       (j) To the extent that any provisions herein are inconsistent or conflict with any provisions of the Sponsor Agreement, the parties hereto agree that the Sponsor Agreement shall govern.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                                    ARTISAN FILM INVESTORS TRUST

                                    By: Artisan Pictures, Inc., as Designee

                                    By:  /s/ Ken Schapiro
                                       -------------------------------------
                                        Name:
                                        Title:


                                    ARTISAN PICTURES, INC.



                                    By:  /s/ Ken Schapiro
                                       -------------------------------------
                                        Name:
                                        Title:

                                                                       Exhibit A

                                    FORM OF
                            FILM PURCHASE AGREEMENT



     THIS FILM PURCHASE AGREEMENT, dated as of ___________, 19/20__, is between __________________________, a _____________ (the "Producer"), and ARTISAN FILM
INVESTORS TRUST, a Delaware business trust (the "Purchaser"), and is made with reference to the following facts:

     A. The Purchaser wishes for the Producer to produce a Picture (as defined below), which the Purchaser will purchase upon delivery thereof by the Producer.

     B. The Producer wishes to produce the Picture and sell it to the Purchaser and the Purchaser wishes to purchase the Picture from Producer.

     NOW, THEREFORE, in consideration of the mutual rights and obligations set forth in this Agreement, as well as other benefits which are hereby acknowledged, the parties hereto agree as follows:

1.   Condition Precedent: Purchaser shall have no obligation to Producer
     -------------------
hereunder unless and until (i) Purchaser and Artisan Pictures, Inc. ("API," as distributor under the Distribution Agreement, dated as of October 13, 1999, between API and the Purchaser, as the same may from time to time be amended) each approve, in their sole discretion, the chain of title of the Picture and the rights granted to Purchaser herein, approve all agreements with respect thereto and receive all assignments and releases which they require in connection therewith, (ii) the lenders under the Credit and Security Agreement, dated as of October 13, 1999 among the Purchaser, the lenders named therein and The Chase Manhattan Bank, as the same may from time to time be amended, supplemented or restated (the "Credit Agreement"), have made a loan to the Purchaser to finance in part the Purchaser's acquisition of the Picture in such amount as is required or permitted under the Credit Agreement and the Sponsor Agreement, dated as of October 13, 1999, among the parties to the Credit Agreement and certain affiliates of API, as the same may from time to time be amended, supplemented or restated (the "Sponsor Agreement") and (iii) API has paid to the Purchaser to finance in part the Purchaser's acquisition of the Picture all amounts necessary to purchase the Picture that are not being funded under the Credit Agreement.

2.   Picture: A feature-length motion picture tentatively entitled
     -------
"________________," with a running time of not less than 80 minutes, but no more than 150 minutes including main titles and end credits (the "Picture"). The Picture shall be rated by the MPAA no more restrictive than "R."

3.   Rights: Producer acknowledges that all the results and proceeds of its
     ------
services in connection with the Picture will be created by Producer as a "work-made-for-hire" specially ordered or commissioned by Purchaser with Purchaser being deemed the sole author of all such results and proceeds. Producer hereby sells and transfers to Purchaser, and Purchaser hereby purchases, all rights, title and interest in and to the Picture and the copyright thereof and all rights in the Picture in any and all media, languages and versions, throughout the universe, including but not limited to the following (collectively, "Rights"):

     a.   Video Rights: The sole and exclusive right to manufacture, advertise,
          ------------
promote and distribute on a sale or rental basis on its own or through licensees, videocassettes, cartridges, DVD's, phonograms, tape, video discs, laser discs, 8mm recordings (in whatever form), or any other visual or optical recording devices (including, but not limited to, CD-I, CD ROM, DVD) and all other optically read devices now known or hereafter discovered, containing any and all language versions of the Picture for use by consumers and the right to exploit the Picture by means of "Video-On-Demand" (collectively, "Videograms"). "Video-On-Demand" shall mean the transmission of a selected video Picture from a central video library via a television, cable or related electronic system where reception of said video Picture at a viewing time selected by the viewer is available only upon payment of a charge therefor, which charge is in addition to any charge for reception of the television service and/or programming channel.

     b.   Non-Theatrical Rights: The sole and exclusive right to exploit the
          ---------------------
Picture in non-theatrical markets, i.e., schools, libraries, hospitals, hotels, airlines, military or armed services installations, ships at sea and aircraft and other institutions that typically license recorded entertainment materials from programming suppliers.

     c.   Theatrical Rights: The sole and exclusive right to rent, lease,
          -----------------
license, exhibit, distribute and otherwise deal in and with the Picture on any and all sizes and gauges of film and in any and all languages or versions in the theatrical field for viewing by the public, including, without limitation, to make rentals, leases and licenses respecting all theaters or other places of public viewing (collectively, "Theatrical").

     d.   Television Rights: The sole and exclusive right to exploit the Picture
          -----------------
through all television media now known or hereafter developed, including, but not limited to, "Cable" or "Pay Television" (which shall mean exhibition over a service for which subscribers pay a premium for the programming transmitted), "Pay-Per-View" (which shall mean exhibition over a service for which subscribers pay a premium on a per-picture basis for each picture which they choose to receive), and "Free Television" (which shall mean exhibition over television broadcast stations, whether network stations or independent stations, where no charge is made to the viewer and/or exhibition by means of satellite or cable television for which subscribing members of the public may pay for the transmission service provided by the satellite or cable system, but do not otherwise pay a premium for the programming transmitted by the satellite or cable system) (collectively, "Television").

     e.   Ancillary Rights: The right to exploit by any means in its sole
          ----------------
discretion all so-called "ancillary rights" in and to the Picture, including, without limitation, merchandising and commercial tie-in rights, novelization rights, the right to make promotional films, the right to produce soundtrack albums based upon the Picture, all music publishing rights in the music for the Picture and all right to make remakes, sequels and derivative productions for the Picture.

4.   Holdbacks: Producer shall not preview or otherwise publicly exhibit the
     ---------
Picture without Purchaser's prior written approval. Producer shall not exhibit the Picture at a film festival without Purchaser's prior written approval. Producer agrees that it will not exploit the Picture in any medium (e.g., theatrical, video, television, etc.) without Purchaser's prior written approval. In addition, Producer agrees to observe all reasonable border protection requirements which Purchaser notifies Producer of.

5.   Purchase Price: Upon Delivery (as defined below), Purchaser shall pay to
     --------------
Producer a purchase price equal to the Total Negative Cost of the Picture, but no more than $___________ (the "Purchase Price").

6.   Credits:
     -------

     a. Purchaser shall have approval over all third party credit obligations. Purchaser agrees to comply with all third party credit obligations that are properly approved by Purchaser and are not in violation of any union or guild.

     b. At Purchaser's election, Purchaser (or such other person or entity as is chosen by Purchaser) shall be accorded the sole presentation credit for the Picture on-screen and in paid advertisements, the size and placement of which shall be in Purchaser's (or such other person's or entity's) sole discretion.

7.   Delivery:
     --------

     a. "Delivery" shall mean Purchaser's (or at the direction of Purchaser, API's) receipt of the items listed in Exhibit "B" attached hereto, and Purchaser's (or if Delivery is made to API, API's) Approval (as defined below) of such items according to the procedures set forth below. All such items must comply with the Picture Specifications set forth in Exhibit "A", attached hereto. At Producer's sole cost and expense, Producer shall deliver the items listed on Exhibit "B" not later than _______________. If Producer shall fail to deliver the required items by the aforesaid time (subject to force majeure), Purchaser or API shall have the right to (a) itself supply the items at Producer's cost, deducting the amount thereof from the outstanding balance of the Purchase Price, or to require Producer promptly to supply such items, or (b) terminate this Agreement upon written notice to Producer, and upon such termination, (i) Purchaser shall be relieved of all obligations to Producer hereunder, and (ii) Producer shall reimburse Purchaser and API for all out-of-pocket costs theretofore incurred under this Agreement.

     b. If any of the Delivery items are incomplete or technically unacceptable, Purchaser or API shall notify Producer in writing specifying the defects for the non-physical delivery items, or shall present a defect notice by the laboratory for the physical delivery items ("Defect Notice"). Such Defect Notices shall be delivered within thirty (30) days of receipt of the delivery items. If

Producer fails to cure the specified defects within seven (7) days of receipt of the Defect Notice, Purchaser or API may secure acceptable replacements, and deduct such costs from the Purchase Price, or, if Purchaser or API is unable to secure acceptable replacements, or if Purchaser or API determines that it is economically unfeasible to secure acceptable replacements, then Purchaser or API may, at its option, terminate this Agreement upon written notice to Producer, and upon such termination, (A) Purchaser shall be relieved of its obligations hereunder, and (B) Producer shall reimburse Purchaser and API for all out-of-pocket costs theretofore incurred under this Agreement. If Purchaser or API has not sent a Defect Notice within thirty (30) days of receipt of a delivery item, then such delivery item shall be deemed approved ("Approval"). In addition, all delivery documents shall be delivered to Purchaser or API in English.

8.   Materials:
     ---------

     a.   Picture Elements: Producer shall provide to Purchaser (without payment
          ----------------
of any permission or similar fees by Purchaser to Producer or to any third party) physical delivery of all of the elements of the English language version of the Picture at an address specified by Purchaser, all at Producer's sole cost and expense.

     b.   Editing/Script Changes: Purchaser shall have the right to make any
          ----------------------
changes and modifications to the Picture (including its title) that Purchaser deems necessary for purposes of censorship, registration (i.e., ratings), or other similar requirements of governmental or other authorities or for any other reason in Purchaser's sole discretion.

     c.   Foreign Language Versions: If Producer has prepared versions of the
          -------------------------
Picture in any language in addition to English, Purchaser shall have unrestricted access to any such dubbed or subtitled tracks of the Picture without payment of a permission, use or performance fee (including residuals or any mechanical fees) by Purchaser to Producer or any third party (although Purchaser shall advance the cost of any orders for prints placed with the laboratory with respect to such dubbed or subtitled tracks).

     d.   Advertising and Publicity: Producer shall deliver to Purchaser at an
          -------------------------
address designated by Purchaser (without payment of any manufacturing, duplicating, delivery, permission or other fee by Purchaser) all materials listed in Exhibit "B" as well as sample artwork and advertising and publicity materials for all advertising campaigns for the Picture.

9.   Contingent Payments/Third Party Payments: Provided that at the time of
     ----------------------------------------
Delivery API shall assume payment of all profit participations, gross participations, deferments, all other contingent payments, music synchronization, performance and other mechanical fees, and any other license fees (including, without limitation, all literary, artistic, musical, technological and/or intellectual property rights fees) in connection with the exploitation of the Picture (collectively, "Contingent Payments"), Purchaser shall have no responsibility or liability with respect to such Contingent Payments and failure of API to make such Contingent Payments will not give Producer any right to terminate this Agreement. Producer shall deliver the Picture and Rights free and clear of any claims, liens or encumbrances, other than liens in favor of guilds, labor unions or completion guarantors (collectively, "Permitted Liens").

10.  Representations and Warranties:
     ------------------------------

     a.   Producer represents and warrants that:

          (i) it is a corporation duly formed and validly existing in good standing under the laws of the country or state in which it was incorporated and has the full right, power, legal capacity and authority to enter into and carry out the terms of this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Producer, enforceable against the Producer in accordance with its terms;

          (ii) it has no agreement with or obligations to any third party with respect to the Picture which might conflict or interfere with any of the provisions of this Agreement or the use or enjoyment by Purchaser of any of the Rights;

          (iii) it has secured and will maintain all rights necessary for Purchaser to use and enjoy the Rights without Purchaser being required to make any payments except as specifically provided herein;

          (iv) Purchaser has acquired the valid and exclusive rights to exhibit, distribute and exploit the Picture and the Rights in all media throughout the universe as provided in Paragraph 3, above;

          (v)   All of the following have been fully paid or discharged:

                (a) except as to customary residual payments and payments due to performing rights societies, all claims and rights of owners of copyright in literary, dramatic or musical rights and other property or rights in or to all stories, plays, scripts, scenarios, themes, incidents, plots, characters, dialogue, music, words and other material of any nature whatsoever appearing, used or recorded in the Picture;

                (b) all claims and rights with respect to the use, distribution, performances, exhibition and exploitation of the Picture, and any music contained therein; and

                (c) all costs of producing and completing the Picture, except for profit participations not yet due which Producer represents and warrants are solely the responsibility of Producer.

          (vi) Except for Permitted Liens, there are no liens, claims, charges, encumbrances, restrictions, agreements, commitments or other arrangements whatsoever with any person, firm or corporation, or any obligation (past, present or future), or any defaults under, or breaches of, any contract, license or agreement which can, or will, in any way interfere with, impair, abrogate, or adversely or otherwise affect any of the Rights sold to Purchaser under this Agreement, and there are not and will not be any payments of any kind required to be made by Purchaser in respect, or as a result, of any use of the Picture;

          (vii) Neither the Picture nor the Rights nor any part thereof, nor any materials contained therein or synchronized therewith, nor the title thereof, nor the exercise of any right or privilege herein sold, violates or will violate, or infringes or will infringe, any trademark, trade name, servicemark, contract, agreement, copyright (whether common law or statutory), patent, literary, artistic, dramatic, personal, private, civil or property right, right of privacy, right of publicity or "moral rights of authors" or any other rights whatsoever, or unfairly competes with, or slanders or libels (or constitutes a trade disparagement of), any person, firm, corporation or association whatsoever.

          (viii) Producer has not sold, assigned, transferred or conveyed, and will not sell, assign, transfer or convey, to any party any right, title or interest in and to the Picture or the Rights or any part thereof, or in and to the dramatic or literary material upon which it is based, adverse to or in derogation of the Rights sold to Purchaser.

          (ix) Producer owns and controls, without any limitations or restrictions whatsoever, all motion picture performance, synchronization, mechanical license and all other rights sold hereunder and all subsidiary rights embodied therein and has obtained all necessary licenses required for the exhibition, performance, duplication, distribution, marketing and exploitation of the Picture (including the music contained therein), for any and all purposes and by every means, method and device now or hereafter known or required for the full, complete and unlimited exercise and enjoyment by Purchaser of each and all of the Rights. The performing rights to all musical compositions in the Picture are controlled by Producer or their affiliates or are in the public domain or are controlled by the Society of European State Authors and Composers, Inc., American Society of Composers, Authors and Publishers (ASCAP), Broadcast Music, Inc. (BMI), or their affiliates to the extent required for the purpose of this Agreement.

          (x) There are no restrictions which would or could prevent Purchaser from distributing the Picture by any media or means and, subject to the assumption of the Contingent Payments by API as contemplated by Section 9 hereof, there are not and will not be any payments (out of any part of any revenues from the distribution or exploitation of the Picture or otherwise) which must be made by Purchaser to any actors, musicians, directors, writers or to other persons who participated in the Picture, or to any union, guild or other labor organization for any right to exhibit the Picture or as compensation in connection with such exhibition or for any other use of the Picture or any of the rights therein and thereto granted hereunder, and Purchaser does not hereby become obligated to any guild, organization or other third party.

          (xi) The Picture has been duly and properly registered for copyright in the Purchaser's name in the United States or can be so registered (and if appropriate, renewed), and the copyrights in the Picture and the literary, dramatic and musical materials upon which the Picture is based, or which are contained in the Picture, are and will be valid and subsisting in perpetuity, and no part is or will ever be in the public domain.

          (xii) There is not now outstanding any litigation or threatened arbitration or litigation or arbitration, or any claims, demands, investigations or threats of claims, with respect to the Picture, the literary, dramatic or musical material upon which the Picture is based or which is used therein, or the physical properties thereof.

          (xiii) The Picture complies with the Picture Specifications set forth on Exhibit A hereto, and has a running time of at least 80 minutes, but not more than 150 minutes including main titles and end credits in both its Theatrical and Television versions and in both such versions is fully synchronized with sound and dialogue in the English language. The original negative of the Picture is free of cracks, tears, scratches and abrasions, and may be used for the purpose of making pre-print material of acceptable fidelity (image, sound and color), to enable the manufacture of 35mm and 70mm prints and Videograms. All negatives, internegatives, interpositives and other pre-print materials of the Picture to be delivered or made available to Purchaser are and will be of a quality suitable for the manufacture therefrom of commercially acceptable positive release prints and Videograms of the Picture and the trailer thereof. The Television version of the Picture to be delivered hereunder will conform to censorship requirements and broadcasting standards and practices for broadcasting and exhibition in all of the media and all pre-print materials to be delivered hereunder are and will remain, forever, free and clear of all liens, claims, debts and charges.

          (xiv) The main and end titles of the negative and pre-print materials of the Picture contain all necessary and proper credits for the actors, directors, writers and all other persons appearing in or connected with the production of the Picture who are entitled to receive the same.

          (xv) The Picture contains a copyright notice in the name of the copyright proprietor, which conforms to and complies with the requirements of the Universal Copyright Convention. The Picture has been created by Producer as a "work-for-hire" specially ordered or commissioned by Purchaser with Purchaser being deemed the sole author of all such results and proceeds.

          (xvi) The Picture has received a rating no more restrictive than "R" from the Code and Rating Administration of the Motion Picture Association of America for U.S. theatrical release.

      b   Purchaser warrants and represents that it is a Delaware business trust with full right, power, legal capacity and authority to enter into and carry out the terms of this Agreement.

11    Indemnification: Producer ("Indemnifying Party") hereby indemnifies,
      ---------------
defends and holds harmless Purchaser, API, any parent, subsidiaries, related companies, licensees and affiliates and their successors and assigns, and their respective officers, directors, agents, attorneys and employees (collectively for the purposes of this Paragraph, "an Indemnified Party") from and against any and all liability, loss, damage, cost and expense, including, without limitation, reasonable attorney's fees (but excluding lost profits or consequential damages) arising out of any breach or alleged breach of, or claim by a third party with respect to, any warranty, representation or agreement made by the Indemnifying Party herein. The Indemnified Party shall promptly notify the Indemnifying Party of any claim to which the foregoing indemnification applies and the Indemnifying Party shall undertake, at its own cost and expense, the defense thereof. The Indemnified Party may, at its option and expense, engage its own counsel. If the Indemnifying Party fails to promptly appoint competent and experienced counsel,the Indemnified Party may engage its own counsel and the reasonable charges in connection therewith shall promptly be paid by the Indemnifying Party. If the Indemnified Party settles or compromises any such suit, claim or proceeding, the amount thereof shall be charged to the Indemnifying Party, provided that the Indemnifying Party's reasonable prior approval has been secured.

12   Insurance: Producer shall procure and maintain in full force and effect for
     ---------
a period of not less than three (3) years from the date hereof (the "term") standard producer's liability (errors and omissions) insurance issued by a nationally recognized insurance carrier covering the Picture with minimum limits of at least _______ million dollars ($_________) for any claim arising out of a single occurrence and _______ million dollars ($_________) for all claims in the aggregate. Such insurance:

     a shall be written on either (i) an occurrence basis, in which event it shall remain in full force and effect until the end of the term thereof and may not be permitted to lapse, or (ii) a claims-made basis, in which event it shall remain in full force and effect until the end of the term thereof, shall cover any claims made at any time during the term thereof and shall include an extended reporting period of no less than one year after the expiration of the term and may not be permitted to lapse; and

     b    may not be canceled without thirty (30) days prior written notice to
Purchaser; and

     c    shall not carry a deductible larger than __________ thousand dollars
($_______); and

     d    shall name Purchaser, API, any parent, subsidiaries, related companies, licensees and affiliates and their successors and assigns, and their respective officers, directors, agents, attorneys and employees, as additional insureds; and

     e    shall provide coverage for the Picture, and advertising and promotion materials with respect thereto, and shall be primary and not contributing to or in excess of any such insurance maintained by Purchaser with regard to all of the Rights.

13   Remedies: Except as otherwise specifically provided for herein, if either
     --------
party is in default or in breach of any of the material provisions of this Agreement, including, but not limited to, the representations and warranties made by it herein, or in the case of Purchaser, the failure to make any payment provided for herein at the time and in the manner herein required, and such party shall fail to cure such default or breach within thirty (30) days after written notice from the other party, or one party becomes insolvent, executes an assignment for the benefit of creditors, or takes advantage of any applicable insolvency or any other like statute, or a petition under any bankruptcy or liquidation act is filed by or against it, or a receiver is appointed for the assets of such party then the non-defaulting party may bring, and shall be limited to, bringing an action at law to recover damages. In no event shall Producer or any party transferring rights or rendering services in connection with the Picture be entitled by reason of any breach of this Agreement whatsoever, to terminate or rescind this Agreement or to enjoin or restrain or otherwise interfere with the production, distribution, or exhibition of the Picture or any part or element thereof or the use, publication or dissemination of any advertising issued in connection with the Picture.

14   Notice: Any notice or communications provided for hereunder must be in
     ------
writing and delivered either personally, by telecopy, telex or by registered mail, postage prepaid to the following addresses (or to such other address as specified by like notice):

     a    for Producer:



     b    for Purchaser:

          Artisan Film Investors Trust
          c/o Artisan Pictures, Inc.
          2700 Colorado Blvd., 2nd Floor
          Santa Monica, CA 90404
          Attn:  Kenneth D. Schapiro
          Facsimile: (310) 255-3840

          With a copy to:

          The Chase Manhattan Bank
          270 Park Avenue
          37th Floor
          New York, New York  10017
          Attention:  Joan Fitzgibbon
          Facsimile:  (212) 270-4164

15   Books and Records; Audit Rights: Producer shall keep and maintain (or cause
     -------------------------------
to be maintained) complete and accurate records with respect to costs and expenditures incurred in connection with the production of the Picture. Purchaser and its designees shall have access to such books and records for reasonable and customary audit and inspection. Producer agrees that at any time following an Event of Default (as defined in the Credit Agreement) or otherwise upon reasonable request, the Administrative Agent (as defined in the Credit Agreement) shall have access to such books and records of Producer (at the Producer or any other location where such books and records are kept or maintained) which are relevant to the recordation and calculation of Total Negative Cost (as defined in the Credit Agreement) for the Picture for purposes of audit and inspection. The Agent shall be a third party beneficiary of this
Section 16.

16   Miscellaneous:
     -------------

     a    Nothing contained herein shall be deemed to create a relationship of partnership, joint venture, agency, fiduciary or employment between the parties.

     b    This Agreement sets forth the entire understanding of the parties regarding the subject matter hereof and supersedes all prior oral or written agreements between them.

     c    No waiver of any default or breach of this Agreement by either party shall be deemed a continuing waiver or a waiver of any other breach or default, no matter how similar.

     d    The substantive laws (as distinguished from the choice of law rules)
of the State of New York and The United States of America applicable to contracts made and performed entirely in New York shall govern (i) the validity and interpretation of this Agreement, (ii) the performance by the parties of their respective obligations hereunder, and (iii) all other causes of action (whether sounding in contract or in tort) arising out of or relating to this Agreement, or the termination of this Agreement.

     e    Any judicial proceedings brought against Producer with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of California, and by the execution and delivery of this Agreement, Producer accepts the nonexclusive jurisdiction of the aforesaid courts. Service of process may be made by any means authorized by federal law or the law of the State of California. A copy of any such process so served shall be mailed by registered mail to Producer at its address set forth in Section 15 above or at such other address as may be designated by Producer in accordance with such section. Producer waives any objection based on forum non conveniens
                                                          --------------------
and waives any objection to venue of any action instituted hereunder. To the extent that Producer has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, Producer hereby waives such immunity in respect of its obligations hereunder. Nothing herein shall limit the right of Purchaser to bring proceedings against Producer in the courts of any other jurisdiction.

     f    Producer and Purchaser hereby knowingly, voluntarily and
intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under or in connection with, this Agreement or any other document, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of Producer or Purchaser.

     g    This Agreement may not be changed, modified, amended or supplemented, except in a writing signed by both parties.

     h    Nothing herein contained shall be binding upon the parties until a copy of this Agreement has been executed by an officer of each party and has been delivered to the other party.

     i    Paragraph headings are inserted herein for convenience only and do not constitute a part of this Agreement.

     j    Producer and Purchaser shall execute, acknowledge and deliver any and all further documents that are necessary, expedient or proper to implement, administer and effectuate the purpose and intent of this Agreement. If Producer fails to deliver such additional documents within thirty (30) days after Purchaser's request therefor, Producer irrevocably appoints Purchaser to execute such additional documents as Producer's attorney-in-fact, coupled with an interest.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


THE PRODUCER:                       ---------------------------------------


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:



THE PURCHASER:                      ARTISAN FILM INVESTORS TRUST


                                    By: Artisan Pictures, Inc., as Designee

                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                  EXHIBIT "A"

                            Picture Specifications
                            ----------------------

Title: "___________________," unless Purchaser selects a different title before
-----
Delivery, in which event Producer agrees to Deliver the Picture with such new title. The foregoing shall not be construed as to limit or restrict Purchaser's right to change the title of the Picture following its Delivery.

Length: Not less than eighty (80) and not more than one hundred fifty (150)
------
minutes including main titles and end credits.

Essential Elements:
------------------

Screenplay By:
-------------

MPAA Rating: The Picture will have been submitted to the Code and Rating
-----------
Administration of the Motion Picture Association of America for a rating, and a rating of "R" or less restrictive will have been obtained. In no event shall a rating of NC-17 be permitted.

Live Action: The Picture will include only photography of live action (except
-----------
for photography required by the screenplay to be animated) although the title or title sequences may be wholly or partially animated.

Photographic Process, Film Dimension and Sound Quality: The Picture will have
------------------------------------------------------
been produced in full color using a photographic process, dimension of film and sound quality approved by Purchaser in writing. Purchaser hereby approves the Picture being photographed using [35mm Eastman Kodak raw stock negative, with an aspect ratio of 1:1.85 (protecting for television purposes an aspect ratio of 1:1.66), standard Academy aperture and recorded in Dolby stereo.]

Final Screenplay: The Picture will conform to the final version of the
----------------
screenplay, as approved by Purchaser, excepting only minor non-material deviations caused by production requirements and customary non-material changes on the set.

Stock Material: The Picture will be new and original and will not contain more
--------------
than [500] feet of stock shots or stock material.

Completely Finished: The Picture will have been produced in color in compliance
-------------------
with Purchaser's and API's usual first-class production and exhibition requirements and technical standards and will have been completely finished and assembled, fully edited, titled, and fully synchronized with sound, music, English language dialogue not post-synched or dubbed (except for incidental dialogue required by the screenplay to be in a language other than English), and recorded with recording equipment pursuant to valid licenses therefor and, in all respects, ready for general release and public exhibition.

[Note: This list is subject to negotiation by API as the circumstances of individual films may warrant.]

                                   Exhibit B

                               Delivery Schedule
                               -----------------

  All Delivery Materials set forth below shall be of the highest technical quality, free from defects and shall conform to the final edited version of the Picture and shall, except as may be specifically provided below, be in the same ratio of camera picture images in which the Picture was photographed. All Delivery Materials set forth below will be delivered either by Producer (a) making physical delivery of the following materials at Producer's sole expense, or (b) making access to such materials by a fully executed Irrevocable Laboratory Access Letter. Unless indicated otherwise in the Film Purchase Agreement, Purchaser shall have thirty (30) days following Producer's complete delivery of each and every one of the Delivery Materials hereunder in which to inspect and evaluate all the Delivery Materials to determine whether Delivery has been effected in accordance with the terms of this Agreement.

A.    FILM ELEMENTS: Each of the following must be new, fully color-corrected
      -------------
      and of the highest technical quality and condition. All picture and sound negatives must be free of physical damage and all splices must be sound, secure and transparent. The Picture must be filmed in the standard 1.85:1 aspect ratio with a full frame at all times. Hard mattes are not acceptable.

      1   Original Negative. One (1) 35mm original color picture negative that
          -----------------
          is cut, main and end titled, assembled and conformed in all aspects to the final version of the Picture.
      2   Answer Print. One (1) complete 35mm color composite answer print made
          ------------
          from the Original Negative and fully mixed Dolby SR-D soundtrack negative in perfect synchronization with the picture action.
      3   Interpositive. One (1) uncut 35mm color interpositive made from the
          -------------
          Original Negative capable of producing 1-LITE Internegatives.
      4   Internegative. One (1) uncut 35mm Estar Internegative of the Picture
          -------------
          made from the first generation Interpositive manufactured from the Original Picture Negative.
      5   Check Print. One (1) complete 35mm composite checkprint of the Picture
          -----------
          made from the Internegative, fully color-corrected, fully-cut, main and end titled, scored and assembled and conformed in all respects to the Answer Print.
      6   Textless Backgrounds & Overlays: Titles and Texted Scenes. One (1) set
          ---------------------------------------------------------
          of first class completely edited color 35mm Interpositives made from the Original Picture Negative of the following:
              .    All main and end title textless backgrounds without
                   lettering.
              . Textless backgrounds without lettering of any forewords and/or other scenes carrying superimposed titles.
      7   Trims, Outtakes and ADR. All unused takes and trims and other film
          -----------------------
          picture and soundtrack material produced for or used in the process of preparing the Picture, whether or not actually used in the Picture.

      8   Soundtrack Negative. One (1) complete, original English version 35mm
          -------------------
          optical soundtrack negative prepared in perfect synchronization with the Original Negative. The Soundtrack Negative must contain both the Dolby SR (2-track) and Dolby SR-D (6-track digital format) soundtracks. The Soundtrack Negative must be ready in all respects for use in the manufacture of release prints.
      9   2-Track Printmaster. One (1) 35mm magnetic 2-track magnetic Dolby SR
          -------------------
          Printmaster, made directly form the Mix "Stem" Masters.
      10  6-Track Printmaster. One (1) 35mm magnetic 6-track Dolby SR-D
          -------------------
          Printmaster made directly format the Mix "Stem" Masters.
      11  Magneto Optical Disc. One (1) magneto optical disc conformed to the
          --------------------
          final version of the Picture.
      12  D,M&E. One (1) 35mm mono mix master with separate dialogue track,
          -----
          music track and effects track.
      13  DA-88. One (1) DA-88 with the following configuration: Channel 1 -
          -----
          Stereo Printmaster Left, Channel 2 - Stereo Printmaster Right; Channel 3 - Mono Dialogue, Channel 4 - Mono Effects; Channel 5 - Stereo M&E Left; Channel 6 - Stereo M&E Right; Channel 7- Stereo Music Left; Channel 8 - Stereo Music Right.
      14  NTSC Video Masters - The following video tape masters with audio
          ------------------
          Channels 1 and 2 containing a stereo left and right mix of the original sound and Channels 3 and 4 containing a stereo left and right mix of the music and effects tracks.
              .     one D1 NTSC 4x3 (1.33.1 aspect ratio) Full Frame and;
              .     one D1 NTSC 4x3 (1.33.1 aspect ratio) Letterbox and;
              .     one16x9 NTSC (1.85:1 aspect ratio) Full Frame
       15 PAL Video Masters - The following video tape masters with audio
          -----------------
          Channels 1 and 2 containing a stereo left and right mix of the original sound and Channels 3 and 4 containing a stereo left and right mix of the music and effects tracks.
              .     one D1 PAL 4x3 (1.33.1 aspect ratio) Full Frame and;
              .     one D1 PAL 4x3 (1.33.1 aspect ratio) Letterbox and;
              .     one 16x9 PAL (1.85:1 aspect ratio) Full Frame

B.   PROTECTION ELEMENTS
     -------------------

     1 Picture Elements. The original cut negative and all pre-print and protection materials related to the Picture.
     2 Sound Elements. The original production recorded tapes, wild lines, looped lines, original music recorded masters, the individual dialogue, sound effects music units, all resultant pre-dubs and dubbed masters of original language tracks of the Picture.
     3 Audio Recordings, Tracks and Masters. The original music recorded tapes, the individual dialogue, sound effects, music units, all resultant pre-lay recording and sweetened masters of original language tracks of the Picture.
     4 Work Materials. The action work print, camera and recording logs, the title, optical, laboratory printing and sound transfer records.

                                                                       Exhibit B


                           [Film Purchase Agreement
                             re: "Stir of Echoes"]

                                                                       Exhibit C


                           [Film Purchase Agreement
                             re: "The Ninth Gate"]

                                                                       Exhibit L

                     AMENDED AND RESTATED TRUST AGREEMENT

     AMENDED AND RESTATED TRUST AGREEMENT (this "Agreement"), dated as of October 13, 1999, among Bear, Stearns & Co., Inc., a Delaware corporation (the "Initial Certificateholder"), Christiana Bank & Trust Company, a Delaware banking corporation (as Trust Company or as Trustee, as applicable) and Artisan Pictures, Inc., a Delaware corporation ("API"), solely in its capacity as Designee and not in its individual capacity.

     WHEREAS, the Trustee has previously executed a trust agreement, dated August 25, 1999, as amended by Amendment No. 1, dated as of October 12, 1999, (the "Initial Trust Agreement") to create Artisan Film Investors Trust, a Delaware business trust (the "Trust"); and

     WHEREAS, the Initial Certificateholder, the Trustee and the Designee desire to amend and restate the Initial Trust Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                  Definitions
                                  -----------

     SECTION I.1   Definitions. Unless otherwise defined herein,
                   -----------
capitalized terms shall have the meanings set forth in Exhibit A hereto.

     SECTION I.2   Other Definitional Provisions. (1) All terms defined
                   -----------------------------
in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (2) The words "hereof," "herein," "hereunder," and words of similar import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

     (3) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                  ARTICLE II
                                 Organization
                                 ------------

     SECTION II.1  Name. The Trust shall be known as Artisan Film
                   ----
Investors Trust in which name the Trustee or Designee, as applicable, may take any action as provided herein.

     SECTION II.2  Office. The office of the Trust shall be in care of
                   ------
the Trustee at the address set forth in Section 10.3 or at such other address in Delaware as the Trustee may designate by written notice to the Certificateholders.

     SECTION II.3  Purposes and Powers. The purpose of the Trust is, and
                   -------------------
the Trust shall have power and authority and is hereby authorized and empowered, without the need for further action on the part of the Trust, and the Trustee or Designee, as applicable, shall have power and authority and are hereby authorized and empowered in the name and on behalf of the Trust, to do or cause to be done all acts and things necessary, appropriate, or convenient to cause the Trust to engage in the following activities:

     (1) execute, deliver and perform its obligations under the Master Film Purchase Agreement;

     (2)   execute, deliver and perform its obligations under the Film
  Agreements;

     (3) execute, deliver and perform its obligations under the Distribution Agreement;

     (4) execute, deliver (and issue, in the case of the Notes) and perform its obligations under the Credit Agreement and the other Fundamental Documents;

     (5) receive Gross Receipts in respect of the Acquired Films acquired by the Trust under the Master Film Purchase Agreement;

     (6) execute, deliver and perform its obligations under the Trust Certificate Purchase Agreement and issue, execute, deliver and sell the Trust Certificates;

     (7) execute, deliver and perform its obligations under the Subordinate Security Agreements;

     (8) sell the Acquired Films to API pursuant to Sections 5 and 6 of the Master Film Purchase Agreement;

     (9) engage in only those activities, including entering into agreements and opening and maintaining deposit accounts, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

     (10) subject to compliance with the Basic Agreements, engage in such other activities as may be required in connection with the protection and conservation of the Trust Estate and the making of distributions to the Certificateholders and the payee(s) of the Subordinated Participation Interest and the Advisory Fee.

     The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Agreements. Without limiting the generality of the foregoing, the Trust shall not (i) take any action that shall result in the transfer, sale, assignment, license, encumbrance or pledge of any asset of the Trust, the release of any Lien or security interest for the benefit of the Trust or the incurrence of indebtedness by the Trust, except in each case as provided in the Basic Agreements or (ii) incur any indebtedness other than as contemplated by the Credit Agreement or issue any interests in the Trust other than the Trust Certificates or incur any other distribution obligation other than the Subordinated Participation Interest and the Advisory Fee.

     SECTION II.4  Appointment of Trustee. The Initial Certificateholder
                   ----------------------
hereby confirms the appointment of the Trust Company as Trustee of the Trust effective as of August 25, 1999, to have all of the rights, powers and duties set forth herein.

     SECTION II.5  Capital Contributions to Trust Estate. The Initial
                   -------------------------------------
Certificateholder herewith deposits with the Trustee, as of the Issue Date, the Capital Contribution. The Trustee hereby acknowledges receipt in trust from the Initial Certificateholder, as of the Issue Date, of the Capital Contribution. Simultaneously with the receipt of the Capital Contribution, the Trustee shall deposit the Capital Contribution into the Clearing Account.

     SECTION II.6  Declaration of Trust. (1) The Trustee hereby declares
                   --------------------
that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders and the payee(s) of the Subordinated Participation Interest and the Advisory Fee, subject to the obligations of the Trust under this Agreement and the other Basic Agreements.

     (2)   It is the intention of the parties hereto that the Trust
constitute a Delaware business trust under the Delaware Business Trust Act, 12 Del. Code (S) 3801 et seq. (as amended, "Business Trust Statute") and that
---------          -- ---
this Agreement constitute the governing instrument of such business trust. On August 25, 1999, the Trustee executed and filed the Certificate of Trust in the form attached hereto as Exhibit B with the Secretary of State of the State of Delaware. Effective as of the Issue Date the Trustee shall have all rights, powers and authority set forth herein and in the laws of the State of Delaware with respect to accomplishing the purposes of the Trust.

     SECTION II.7  Liabilities of Certificateholders. No
                   ---------------------------------
Certificateholder shall have any personal liability, including to the other Certificateholders, for any debt, contract liability or other obligation of the Trust or for any losses of the Trust and all Persons who shall have any claim or claims by reason of the transactions contemplated by this Agreement or the other Basic Agreements shall look only to the Trust Estate for payment or satisfaction thereof.

     SECTION II.8  Situs of Trust. The Trust shall be located and
                   --------------
administered in the State of Delaware. All bank accounts maintained by the Trustee on behalf of the Trust shall be located in the State of Delaware, the State of California or the State of New York. The Trust shall not have any employees and shall not have any real or personal property located in any state other than in the State of Delaware, the State of California or the State of New York and payments shall be received by the Trust only in the State of Delaware, the State of California or the State of New York and payments shall be made by the Trust only from the State of Delaware, the State of California or the State of New York. The Trust's only office shall be at the office of the Trustee in Delaware as set forth in Section 10.3.

     SECTION II.9  Title to Trust Estate. Legal title to all of the Trust
                   ---------------------
Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Trustee, a co-trustee and/or a separate trustee, as the case may be.

     SECTION II.10 Appointment of API as designee. (1) Pursuant to
                   ------------------------------
Section 3806(b)(7) of the Business Trust Statute, API is hereby appointed, and API hereby accepts such appointment, to manage the business and affairs of the Trust under the title Designee, and to exercise all of the rights, powers and duties of the Trustee as provided in this Agreement, except the rights, powers and duties specifically reserved to the Trustee in Section 2.10(b) and any other rights, powers and duties of the Trustee hereunder to the extent necessary to properly carry out and exercise those rights, powers, duties and obligations reserved under Section 2.10(b). In such capacity, the Designee shall have the power and authority to take actions and execute documents and instruments on behalf of the Trust, as herein provided, and shall have the responsibility to monitor the Trust's compliance with its obligations under any documents and instruments entered into by the Trust in connection with the transactions contemplated hereby, and with all applicable laws pertaining thereto, and shall, in a timely fashion, take such actions on behalf of the Trust, and provide or cause to be provided to the Trustee and/or the Certificateholders, all documents, certifications, opinions, forms and instructions as may be necessary or appropriate for the Trust to comply with such obligations. The Designee shall reasonably keep the Trustee and the Certificateholders informed of any action taken by the Designee (in such capacity) with respect to the Trust that may materially adversely affect their interests herein. Notwithstanding anything herein to the contrary, the Trustee (i) has neither chosen the Designee, nor will have any obligation to choose any successor thereto, (ii) shall have no obligation to supervise the Designee, and shall have no liability for the actions or inactions of the Designee and (iii) shall have no duty or obligation with respect to any right, power or duty of the Trustee set forth herein, except the rights, powers and duties reserved to the Trustee pursuant to the first sentence of this Section 2.10(a). The Certificateholders hereby acknowledge and agree to the exercise of the rights, powers and duties of the Trustee by the Designee (except the rights, powers and duties specifically reserved to the Trustee pursuant to Section 2.10(b)) and agree that they shall look only to the Designee with respect to the performance or exercise of all such rights, powers or duties. Notwithstanding anything herein to the contrary, the Trustee shall continue to retain the benefit of any provision expressly directed to it including the provisions of Article VII.

     (2) The Trustee shall have sole responsibility for performing those duties and obligations of the Trustee set forth in Sections 2.5, 2.9, 3.1, 3.3, 3.5, 3.6, 3.7, 4.1(a)(ii), 4.1(b), 4.1(c), 4.1(d), 4.2, 6.6, 6.7, 6.8, 8.1,
8.4 and 10.1; any duty or obligation under Section 4.1(a)(i) to the extent the taking of such action by the Designee would result in an impermissible or inappropriate conflict of interest; any duty or obligation under Sections 2.3(j), 2.6 and 2.8 to the extent relating to the other duties and obligations reserved to the Trustee under this Section 2.10(b); and any other duty or obligation hereunder which the Trustee and Designee shall reasonably agree should be performed by the Trustee in accordance with the intent of the transactions contemplated by this Agreement and the other Basic Agreements. For the avoidance of doubt, the Trustee shall have no obligation with respect to, and no duty to take or refrain from taking, any action to be taken on behalf of the Trust under the Subordination Agreement, and the Designee shall be solely responsible for taking any and all actions on behalf of the Trust under the Subordination Agreement.

     (3)   The Required Certificateholders shall, by written notice
delivered to the Trustee and API, have the power and authority, exercisable at any time and for any or no reason, to revoke the appointment of API (or any successor) as the Designee; provided, however, that any such revocation shall
                            --------
have no effect on any act of API (or such successor) as Designee prior to the effective time of such revocation, and provided, further, that any such
                                       --------  -------
revocation shall be subject to and effective only upon the written notice of Required Certificateholders appointing a successor Designee and the written acceptance of such appointment by the successor Designee and its written agreement to be bound by the terms of this Agreement.

     (4) Notwithstanding anything herein to the contrary, API shall have the right to resign as Designee at any time and for any reason by providing 10 days written notice to the Trustee. The Required Certificateholders shall, by written notice delivered to the Trustee, prior to the effective date of any such resignation by API, appoint a successor Designee.

     SECTION II.11 Representations, Warranties and Covenants of the
                   ------------------------------------------------
Initial Certificateholder. The Initial Certificateholder hereby represents,
-------------------------
warrants and covenants to the Trustee (as such and in its individual capacity) and to the Designee (as such and in its individual capacity) that:

     (1) It is a duly organized and validly existing corporation, is in good standing under the laws of the state of New York, and has the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

     (2) It has the power and authority to execute and deliver this Agreement and to carry out its terms and to make the Capital Contribution to the Trust; the execution, delivery and performance of this Agreement has been duly authorized by the Initial Certificateholder by all necessary corporate action; and this Agreement constitutes the legal, valid and binding obligation of the Initial Certificateholder, enforceable against the Initial Certificateholder in accordance with its terms.

     (3) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under,
  (i) the constituent documents of the Initial Certificateholder, or (ii) any agreement or other instrument to which the Initial Certificateholder is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any agreement or other instrument (other than pursuant to the Basic Agreements); nor violate any law or, to the best of the Initial Certificateholder's knowledge, any order, rule or regulation applicable to the Initial Certificateholder of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Initial Certificateholder or its properties.

     (4) The Initial Certificateholder is not a partnership (including any entity taxable as a partnership for U.S. federal income tax purposes), grantor trust or "S corporation" (within the meaning of Section 1361 of the Code).

     (5) The Initial Certificateholder is not a Plan Investor and no part of the assets to be used by the Initial Certificateholder to acquire or hold the Trust Certificates or any interest therein constitutes the assets of any Plan Investor.

                                  ARTICLE III
             Trust Certificates and Transfer of Trust Certificates
             -----------------------------------------------------

     SECTION III.1 Issuance of Initial Trust Certificate. Upon the making
                   -------------------------------------
of the Capital Contribution to the Trust pursuant to Section 2.5, the Trust shall have power and authority and is hereby authorized and empowered, without the need for further action on the part of the Trust, and the Trustee shall have power and authority and is hereby authorized and empowered in the name and on behalf of the Trust, to execute, issue and deliver to the Initial Certificateholder one or more Trust Certificates substantially in the form of Exhibit C hereto, in the name of the Initial Certificateholder and in a Stated Amount equal to the amount of the Capital Contribution, evidencing the Initial Certificateholder's beneficial interest in the Trust. Upon the execution and delivery of one or more Trust Certificates in accordance with this Agreement, such Trust Certificates shall be duly authorized, validly issued and outstanding, fully paid and nonassessable, and entitled to the benefits of this Agreement.

     SECTION III.2 Disposition by Certificateholder. Subject to Sections
                   --------------------------------
3.3 and 3.4, a Certificateholder may Transfer all or any portion of its interest in the Trust to such Person or Persons and on such terms as the Certificateholder shall determine, provided that the Stated Amount of each Trust Certificate shall not be less than $100,000. The Transferring Certificateholder shall make such Transfer and the Trustee shall register a Transfer and issue a Trust Certificate reflecting such Transfer only in accordance with Sections 3.3 and 3.4.

     SECTION III.3 Registration of Transfer and Exchange of Trust
                   ----------------------------------------------
Certificates. The Trustee shall maintain at its office referred to in Section
------------
10.3, or at the office of any agent appointed by it and approved in writing by the Required Certificateholders at the time of such appointment, a certificate register for the registration and registration of Transfer of Trust Certificates, subject to such reasonable regulations as the Trustee may prescribe. Subject to the provisions of Sections 3.2 and 3.4 and the last sentence of this Section 3.3, the registered Certificateholder of any Trust Certificate may Transfer all or any portion of the interest evidenced by such Trust Certificate upon surrender thereof, duly endorsed or accompanied by appropriate instruments of transfer, at such office accompanied by the instrument required by Section 3.4(a) and any Opinion of Counsel reasonably requested pursuant to Section 3.4(b). The Trust shall have power and authority and is hereby authorized to issue, and subject to Section 3.7, promptly upon the receipt of such documents, the Trustee shall execute and deliver, in the name of the designated Transferee(s) (and the Transferor in the event that less than the entire Stated Amount represented by such Trust Certificate is Transferred), one or more new Trust Certificates representing a Stated Amount equal in the aggregate to the Stated Amount of the surrendered Trust Certificate and dated the date of such Transfer. Any Trust Certificate surrendered for Transfer shall be canceled by the Trustee. The Trustee and the Designee may treat the Person in whose name any Trust Certificate is registered as the sole owner of the interest evidenced by such Trust Certificate. As a condition precedent to any registration of Transfer, the Trustee may require the payment of a sum sufficient to cover the payment of any tax or other governmental charge required to be paid in connection with such Transfer, but no service charge shall be made for any registration of Transfer or exchange of a Trust Certificate.

     SECTION III.4 Limitations on Transfer of Trust Certificates. (1) No
                   ---------------------------------------------
Transfer of a Trust Certificate or other interest in the Trust shall be made to any Person unless such Person delivers to the Trustee an instrument substantially in the form attached hereto as Exhibit D.

     (2) No Transfer of a Trust Certificate or other interest in the Trust shall be made unless such Transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws. In the event of a Transfer, (i) if the Transferee is not a QIB, the Trustee or the Designee may request that it receive a written Opinion of Counsel from the Transferor in form and substance reasonably satisfactory to the Trustee or Designee, as applicable, stating that such Transfer is exempt from the Securities Act of 1933 and any applicable state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or Designee, and (ii) the Transferor (other than the Initial Certificateholder) shall, and does hereby agree to, indemnify the Trustee, the Designee, the Trust Company, and the Trust against any liability that may result if the Transfer is not so exempt or is not made in accordance with such Federal and state laws.

     (3) No Transfer of a Trust Certificate or other interest in or distribution right in respect of the Trust shall be made if such Transfer would result in the then outstanding securities issued by the Trust (including without limitation the Trust Certificates, the Subordinated Participation Interest, the Advisory Fee and the Notes) being held by more than 100 "persons" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or that would otherwise cause the Trust to be treated as an

"investment company" under the Investment Company Act or that would result in the Trust Certificates or any interest therein being held by more than 55 such "persons."

     (4) No Transfer of a Trust Certificate or other interest in the Trust shall be made if such Transfer would result in the ownership thereof by
(i) a competitor of API or any Affiliate thereof as of the proposed date of Transfer or (ii) a Major Studio or any other studio that self-distributes domestically.

     (5) No Transfer of any Trust Certificate, the Subordinated Participation Interest, the Advisory Fee or any interest therein shall be permitted to the extent such Transfer would result in there being more than 75 holders thereof in the aggregate for purposes of the "publicly traded partnership" provisions of Section 7704 of the Internal Revenue Code of 1986, Treasury Regulation Section 1.7704-1(h) or any relevant successor provisions.

     SECTION III.5 Execution of Trust Certificates. The Trust
                   -------------------------------
Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an Authorized Officer of the Designee or the Trustee, as applicable. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of such Trust Certificates.

     SECTION III.6 Lost, Stolen, Mutilated or Destroyed Trust
                   ------------------------------------------
Certificates. If (a) any mutilated Trust Certificate is surrendered to the
------------
Trustee, or (b) the Trustee receives evidence to its satisfaction that any Trust Certificate has been destroyed, lost or stolen and such evidence is delivered to the Trustee together with such security or indemnity as reasonably required by the Trustee to save it harmless, and if the Trustee has no actual knowledge and has not received written notice that such Trust Certificate has been acquired by a protected purchaser, then the Trust shall have power and authority and is hereby authorized to issue, and the Trustee shall execute and deliver, a new Trust Certificate for the same Stated Amount as the Trust Certificate so mutilated, destroyed, lost or stolen, of like tenor and bearing a different issue number, with such notations, if any, as the Trustee shall deem appropriate. In connection with the issuance of any new Trust Certificate under this Section 3.6, the Trustee may require the payment by the holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any duplicate Trust Certificate issued pursuant to this Section 3.6 shall constitute complete and indefeasible evidence of investment in a beneficial interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

     SECTION III.7 Trustee and Designee Responsibility Regarding
                   ---------------------------------------------
Transfers. Notwithstanding any other provision herein or elsewhere: neither the
---------
Trustee nor the Designee shall have any obligation to determine whether or not any Transfer or exchange or proposed or purported Transfer or exchange of a Trust Certificate is permitted under or in accordance with this Agreement, provided, that in connection with any such Transfer the Trustee
                --------
shall have the obligation to require delivery of the instrument described in
Section 3.4(a) and confirm that such instrument complies on its face with the requirements of Section 3.4(a); neither the Trustee, the Designee nor the Trust Company shall have any personal liability to any Person in connection with any Transfer or exchange or proposed or purported Transfer or exchange (and/or registration thereof) that is not permitted under or in accordance with this Agreement, except the Trustee to the extent the Trustee fails to carry out its obligations under the proviso to the immediately preceding clause; and the Trustee and the Designee shall be entitled to rely (and shall be fully justified and protected (as such and in its individual capacity) in so relying) on the certificate register as to the identity of the Certificateholders and as to the Trust Certificates. For the avoidance of doubt, so long as the Trustee shall have required delivery of the instrument described in Section 3.4(a) and confirmed that such instrument complies on its face with the requirements of
Section 3.4(a), the Trustee shall not have any obligation to request any Opinion of Counsel from the Transferor under Section 3.4(b), make any determination as to whether any proposed Transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, or any other laws or take any other action with respect to the matters referenced in Section 3.4(b), (c), (d) or
(e); provided, however, that within five (5) business days following receipt by
     --------  -------
the Trustee of the instrument described in Section 3.4(a) in connection with any request to Transfer a Trust Certificate, (i) the Trustee shall provide the Designee with copies of the instrument described in Section 3.4(a) and all correspondence received by the Trustee in connection with such proposed Transfer, (ii) the Trustee shall not register such Transfer or execute and issue any Trust Certificate in connection with such Transfer until the Designee shall have determined and provided notice to the Trustee whether or not the Designee shall request that the Transferor provide an Opinion of Counsel to the Designee pursuant to Section 3.4(b), and (iii) if the Designee requests that the Transferor provide such Opinion of Counsel, the Trustee shall not register such Transfer or execute and issue any Trust Certificate in connection with such Transfer unless and until (x) such Opinion of Counsel has been provided to the Designee, (y) the Designee advises the Trustee in writing of the receipt of such Opinion of Counsel and (z) the Designee directs the Trustee in writing to register such proposed Transfer and to execute and issue the related Trust Certificate(s).

     SECTION III.8 Subordination Agreement. The Subordinated Obligations
                   -----------------------
shall be subject to the Subordination Agreement, and by its acceptance of a Trust Certificate or interest therein, each Certificateholder shall agree to be bound by the terms of the Subordination Agreement.

                                  ARTICLE IV
                        Actions by Trustee or Designee
                        ------------------------------

     SECTION IV.1  Prior Notice to Certificateholders With Respect to
                   --------------------------------------------------
Certain Matters. (1) Subject to Section 4.1(b), the Trustee shall not take
---------------
action with respect to the following matters unless the Trustee (or the Designee with respect to Section 4.1(a)(i)) shall have received the prior written consent to the taking of, or direction to take, such action from the Required Certificateholders:

     (1) the initiation of any claim, action or lawsuit by the Trust and the compromise of any action, claim or lawsuit brought by or against the Trust; and

     (2) the filing of any amendment to the Certificate of Trust, or any restatement thereof or any certificate of cancellation or other certificate to be filed with the Office of the Secretary of State of the State of Delaware pursuant to any provision of the Business Trust Statute (other than a certificate of amendment required to be filed under Section 3810(b)(2) of the Business Trust Statute).

     (2) The Trustee shall not, without the prior written consent of the Required Certificateholders, agree to any amendment of any of the Basic Agreements that would materially adversely affect the rights of any Certificateholder or the value of any Certificate.

     (3) The Trustee shall not, without the prior written consent of the payee(s) of the Subordinated Participation Interest or Advisory Fee, agree to any amendment of any of the Basic Agreements that would materially adversely affect the rights of such holder or the value of the Subordinated Participation Interest or Advisory Fee.

     (4) Notwithstanding anything to the contrary herein, the Trustee shall not, without the prior written consent of each Certificateholder, agree to any amendment of Section 7(a), 7(b) or 7(c) of the Sponsor Agreement,
  Section 6.7 of this Agreement, Section 10 of the Distribution Agreement or Sections 4, 5 or 6 of the Intercreditor Agreement.

     SECTION IV.2  Action by Certificateholders With Respect to Certain
                   ----------------------------------------------------
Matters. Only the Trustee shall have power and authority in the name and on
-------
behalf of the Trust to commence a voluntary proceeding in bankruptcy relating to the Trust, provided, however, that the Trustee shall not have such power and
           -----------------
authority and shall not be authorized to, and shall not, commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of and direction by all of the Certificateholders and the delivery to the Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent. For purposes of this Section 4.2, a Certificateholder may reasonably believe that the Trust is insolvent if (i) the total liabilities of the Trust and the amount required to pay such liabilities as they become due in the ordinary course of business exceeds the aggregate anticipated future Gross Receipts from Acquired Films or from Qualifying Pictures or other Artisan Films to be acquired by the Trust;
(ii) the Trust is unable to pay its debts and liabilities as they become due in the ordinary course of business; or (iii) the Trust has an unreasonably small amount of capital with which to conduct its business.

     SECTION IV.3  Restrictions on Certificateholders' Power. The
                   -----------------------------------------
Certificateholders shall not direct the Trustee or Designee, as applicable, to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust under any Basic Agreement or would be contrary to Section 2.3, nor shall the Trustee or Designee be obligated to follow any such direction, if given.

     SECTION IV.4  Action by Certificateholders. Except as expressly
                   ----------------------------
provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken only by the Required Certificateholders. Any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective only if signed by the Required Certificateholders.

                                   ARTICLE V
                 Authority and Duties of Trustee and Designee
                 --------------------------------------------

     SECTION V.1   General Authority. The Designee shall have power and
                   -----------------
authority and is hereby authorized and empowered in the name and on behalf of the Trust to execute and deliver the Basic Agreements to which the Trust is to be a party and (except where the Trustee is authorized to execute and deliver Trust Certificates as provided in Article III) each Trust Certificate or other document attached as an exhibit to or contemplated by such Basic Agreements. In addition to the foregoing, the Designee and the Trustee (but solely to the extent, if any, within the scope of the Trustee's duties under Section 2.10(a) and (b)) are authorized to take all actions required of the Trust pursuant to the Basic Agreements.

     SECTION V.2   General Duties. It shall be the duty of the Trustee
                   --------------
(subject to Section 2.10(a) and (b)) and the Designee to discharge (or cause to be discharged) all its responsibilities pursuant to the terms of this Agreement in accordance with the provisions of this Agreement and subject to the other Basic Agreements.

     SECTION V.3   Action Upon Instructions. (1) The Certificateholders
                   ------------------------
may direct the Trustee and the Designee in the management of the Trust so long as such instructions are not inconsistent with the express terms set forth in this Agreement. Such direction may be exercised at any time by written instruction of the Required Certificateholders in accordance with Article IV.

     (2) The Trustee and the Designee, as applicable, shall not be required to take any action hereunder if the Trustee or Designee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Trustee (as such or in its individual capacity) or the Designee (as such or in its individual capacity) or is contrary to the terms hereof or of any other Basic Agreement or is otherwise contrary to law.

     (3) Whenever the Trustee or the Designee, as applicable, is unable to decide among different courses of action permitted or required by the terms of this Agreement, the Trustee or Designee shall promptly give notice (in such form as shall be appropriate under the circumstances ) to each Certificateholder requesting instructions as to the course of action to be adopted, and to the extent the Trustee or Designee acts or refrains from acting in good faith in accordance with the instructions received from the Required Certificateholders, the Trustee or Designee shall not be personally liable on account of such action or inaction to any Person. If the Trustee or Designee shall not have received appropriate instructions within 20 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     (4) In the event that the Trustee or Designee, as applicable, is unsure as to the application of any provision of this Agreement or any other Basic Agreement or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Trustee or Designee or is silent or is incomplete as to the course of action that the Trustee or Designee is permitted or required to take with respect to a particular set of facts, the Trustee or Designee may give notice (in such form as shall be appropriate under the circumstances) to each Certificateholder requesting instructions and, to the extent that the Trustee or Designee acts or refrains from acting in good faith in accordance with instructions received from the Required Certificateholders, the Trustee or Designee shall not be personally liable, on account of such action or inaction, to any Person. If the Trustee or Designee shall not have received appropriate instructions within 20 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     SECTION V.4   No Duties Except as Specified in This Agreement or in
                   -----------------------------------------------------
Instructions. The Trustee or Designee, as applicable, shall not have any duty or
------------
obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, this Agreement or any document contemplated hereby, except as expressly provided by the terms of this Agreement or the Basic Agreements or in any written instruction received by the Trustee or Designee pursuant to Section 5.3; and no implied duties or obligations shall be read into this Agreement or any other document against the Trustee or Designee. The Trust Company nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Estate that result from actions by or claims against the Trust Company that are not related to the ownership or the administration of the Trust Estate, this Agreement, or the Trust Company's service or status as Trustee.

     SECTION V.5   No Action Except Under Specified Documents or
                   ---------------------------------------------
Instructions. The Trustee or Designee, as applicable, shall not manage, control,
------------
use, sell, dispose of, or otherwise deal with any part of the Trust Estate except (a) in accordance with the powers granted to and the authority conferred upon the Trustee or Designee pursuant to this Agreement and (b) in accordance with any instruction delivered to the Trustee or Designee pursuant to Section 5.3.

     SECTION V.6   Restrictions. The Trustee and Designee, as applicable,
                   ------------
shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Trustee or Designee, would result in the Trust being treated as an association taxable as a corporation for Federal income tax purpose. The Certificateholders shall not direct the Trustee or Designee to take any action that would violate the provisions of this Section.

                                  ARTICLE VI
                      Concerning the Trustee and Designee
                      -----------------------------------

          SECTION VI.1 Acceptance of Trust and Duties. The Trustee accepts the
                       ------------------------------
trust hereby created and each of the Trustee and Designee agrees to perform its applicable duties hereunder with respect to such trust but only upon the terms of this Agreement. The Trustee agrees to disburse or cause to be disbursed all monies actually received by it or on its behalf constituting part of the Trust Estate upon the terms of this Agreement and the other Basic Agreements. Neither the Trust Company nor API, as the case may be, shall be answerable or accountable under any circumstances, except to the Trust, the Certificateholders and the payee(s) of the Subordinated Participation Interest and the Advisory
Fee: (a) for its own wilful misconduct or gross negligence; (b) in the case of the inaccuracy of any representation or warranty contained in Section 6.3 expressly made by the Trust Company; (c) for liabilities arising from the failure by the Trust Company to perform obligations expressly undertaken by it in the last sentence of Section 5.4; or (d) for taxes, fees, or other charges that are imposed on, based on, or measured by any fees, commissions, compensation or income received by the Trust Company in connection with any of the transactions contemplated by this Agreement. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (1) the Trust Company shall not be liable for any good faith error of judgment made by the Trustee, and API shall not be liable for any good faith error of judgment made by the Designee;

          (2) the Trust Company and API, as applicable, shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Required Certificateholders given in accordance herewith;

          (3) no provision of this Agreement shall require the Trust Company or API, as applicable, to expend or risk funds or otherwise incur any financial liability in the performance of any of the Trust's or the Trustee's or the Designee's rights or powers hereunder, if the Trust Company or API shall in its sole discretion determine that repayment of such funds or adequate indemnity against such risk or liability is not assured or provided to it;

          (4) under no circumstances shall the Trust Company or API be liable for indebtedness evidenced by any of the Obligations or under any of the Basic Agreements;

          (5) the Trust Company and API shall not be responsible for or in respect of the validity or sufficiency of this Agreement, or for the due execution hereof by the Initial Certificateholder or for the form, character, genuineness, sufficiency, value, or validity of any of the Trust Estate or for or in respect of the validity or sufficiency of the Basic Agreements, and the Trust Company and API shall in no event assume or incur any liability, duty, or obligation to any Certificateholder, other than as expressly provided for herein; and

          (6) the Trust Company shall not be liable for the default or misconduct of the Distributor or any sublicensee or other Person and, except to the extent otherwise provided herein, the Trust Company shall have no obligation or liability to perform the obligations of the Trust hereunder or under the Basic Agreements or that are required to be performed by the Distributor under the Distribution Agreement.

          SECTION VI.2  Furnishing of Documents. The Trustee shall furnish to
                        -----------------------
the Certificateholders promptly upon receipt of a request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements, and any other instruments furnished to the Trustee under the Basic Agreements, it being understood that certain documents may have been redacted prior to their delivery to the Trustee in order to preserve the confidentiality of certain provisions affecting Persons not party to the Basic Agreements.

          SECTION VI.3  Representations and Warranties of the Trustee. The Trust
                        ---------------------------------------------
Company hereby represents and warrants to the Initial Certificateholder and to the Designee (as such and in its individual capacity) that:

          (1)   Corporate Organization. It is a banking corporation duly
                ----------------------
     organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (2)   Authorization. It has taken all corporate action necessary to
                -------------
     authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver such Agreement on its behalf.

          (3)   Binding Obligation. This Agreement constitutes a legal, valid
                ------------------
     and binding obligation of the Trustee enforceable in accordance with its terms, subject to bankruptcy, insolvency, and similar laws relating to or affecting creditors generally and general principles of equity.

          (4)   No Conflicts. Neither the execution nor the delivery by it of
                ------------
     this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

          (5)   No Public Offering. Neither the Trustee nor anyone authorized to
                ------------------
     act on its behalf has directly or indirectly offered any interest in and to the Trust Estate or any similar interest for sale to, or solicited any offer to acquire any of the same from, anyone.

          SECTION VI.4  Reliance; Advice of Counsel. (1) The Trustee and
                        ---------------------------
Designee shall incur no personal liability to any Person in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it in good faith to be genuine and believed by it in good faith to be signed by an appropriate Person or Persons. The Trustee or Designee, as applicable, may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Trustee or Designee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other Authorized Officer of the relevant Person, as to such fact or matter, and such certificate shall constitute full protection to the Trustee and Designee (as such and in its individual capacity) for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (2) In the exercise or administration of the trust hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Agreements, the Trustee or Designee, as applicable, (i) may act directly or, at the expense of the Trust Estate, through its agents or attorneys pursuant to agreements entered into with any of them, and the Trustee and Designee shall not be personally liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Trustee or Designee with reasonable care; and (ii) may, at the expense of the Trust Estate, consult with counsel, accountants, and other skilled persons to be selected with reasonable care and employed by it. The Trustee and Designee shall not be personally liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion of any such counsel, accountants, or other such persons and not contrary to this Agreement. The Trustee shall have no duty to monitor or supervise the Designee, any other trustee, the Certificateholders, the Administrative Agent, any agent, independent contractor, officer, employee, or manager of the Trust, any delegate of any trustee, or any other Person.

          SECTION VI.5  Not Acting in Individual Capacity. Except as provided in
                        ---------------------------------
this Article VI, in accepting the trust hereby created, Christiana Bank & Trust Company acts solely as Trustee hereunder and not in its individual capacity, API acts solely as Designee hereunder and not in its individual capacity and all Persons having any claim against the Trustee or Designee by reason of the transactions contemplated by this Agreement or the other Basic Agreements shall look only to the Trust Estate for payment or satisfaction thereof.

          SECTION VI.6  Establishment of Trust Account. The Trustee, for the
                        ------------------------------
benefit of the Certificateholders and the payee(s) of the Subordinated Participation Interest and the Advisory Fee, shall establish and maintain in the name of the Trust with Christiana Bank & Trust Company a segregated deposit account (the "Trust Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders and the payee(s) of the Subordinated Participation Interest and the Advisory Fee, as applicable. All funds (i) received by the Trust as distributions for the benefit of the Certificateholders pursuant to Sections 7(a), 7(b) or 7(c) of the Sponsor Agreement, (ii) received by the Trust pursuant to the Distribution Agreement after the Direct Deposit Commencement Date, or (iii) which constitute Net Liquidation Proceeds shall be deposited in the Trust Account. The Trustee shall possess (for the benefit of the Certificateholders and the payee(s) of the Subordinated Participation Interest and the Advisory Fee) all right, title and interest in all funds on deposit from time to time in the Trust Account and in all proceeds thereof.

          SECTION VI.7  Application of Trust Funds.
                        --------------------------

          (1) On each Quarterly Payment Date which occurs prior to the Credit Release Date, amounts deposited in the Trust Account shall be distributed by the Trustee, in accordance with directions received from the Designee, as follows:

          First, to reimburse the Distributor for amounts advanced to fund
          -----
Trustee Expenses and the Quarterly Payment Amount on prior Quarterly Payment Dates;

          Second, to the Trustee in an amount equal to the amount of Trustee
          ------
Expenses for the Applicable Quarterly Period;

          Third, to the Certificateholders, according to their Pro Rata Amounts,
          -----
in an aggregate amount equal to the Quarterly Payment Amount due with respect to such Quarterly Payment Date; and

          Fourth, to the Distributor in payment of the Distribution Fee, all
          ------
remaining such amounts held in the Trust Account as of such Quarterly Payment Date.

          (2) (1) On each Quarterly Payment Date (other than the Liquidation Payment Date) which occurs on or after the Credit Release Date but prior to the Direct Deposit Commencement Date, amounts deposited in the Trust Account shall be distributed by the Trustee (without double-counting), in accordance with directions received from the Designee, as follows:

          First, to reimburse the Distributor for amounts advanced to fund
          -----
Trustee Expenses and the Quarterly Payment Amount on prior Quarterly Payment Dates;

          Second, to the Trustee in an amount equal to the amount of Trustee
          ------
Expenses for the Applicable Quarterly Period;

          Third, to the Certificateholders, according to their Pro Rata Amounts,
          -----
in an aggregate amount equal to the Quarterly Payment Amount due with respect to such Quarterly Payment Date; and

          Fourth, to API in payment of amounts owing with respect to the
          ------
Subordinated Participation Interest, all remaining such amounts held in the Trust Account as of such Quarterly Payment Date.

               (2) On each Quarterly Payment Date (other than the Liquidation Payment Date) which occurs on or after the Direct Deposit Commencement Date, amounts deposited in the Trust Account shall be distributed by the Trustee (without double-counting), in accordance with directions received from the Designee, as follows:

          First, to reimburse the Distributor for amounts advanced to fund
          -----
Trustee Expenses and the Quarterly Payment Amount on prior Quarterly Payment Dates,

          Second, to the Trustee in an amount equal to the Trustee Expenses for
          ------
the Applicable Quarterly Period;

          Third, to the Certificateholders, Pro Rata, in an aggregate amount
          -----
equal to the Quarterly Payment Amount due with respect to such Quarterly Payment Date;

          Fourth, to the Distributor in payment of the Distribution Fee; and
          ------

          Fifth, to API in payment of amounts owing with respect to the
          -----
Subordinated Participation Interest, all remaining such amounts held in the Trust Account as of such Quarterly Payment Date.

          (3) On the Liquidation Payment Date, amounts on deposit in the Trust Account which represent Net Liquidation Film Proceeds shall be distributed by the Trustee, in accordance with directions received from the Designee, as follows:

          First, to reimburse the Distributor for amounts advanced to fund
          -----
Trustee Expenses and the Quarterly Payment Amount on prior Quarterly Payment Dates;

          Second, to the Trustee in an amount equal to any unpaid Trustee
          ------
Expenses as of the Liquidation Payment Date;

          Third, to the Certificateholders, according to their Pro Rata Amounts,
          -----
in the aggregate amount of the Applicable Liquidation Preference as of such Liquidation Payment Date;

          Fourth, to the Distributor in payment of the unpaid Distribution Fees;
          ------
and

          Fifth, to API in payment of amounts owing with respect to the
          -----
Subordinated Participation Interest, all remaining such amounts held in the Trust Account as of such Liquidation Payment Date.

          (4) On the Liquidation Payment Date, amounts on deposit in the Trust Account which represent Net Liquidation Non-Film Proceeds shall be distributed by the Trustee, in accordance with directions received from the Designee, as follows:

          First, to the Distributor, to the extent of any shortfalls in the
          -----
amount to be paid to the Distributor pursuant to the First priority in Section 6.7(c);

          Second, to the Trustee, to the extent of any shortfall in the amount
          ------
to be paid to the Trustee pursuant to Section 6.7(c);

          Third, to the Certificateholders, to the extent of any shortfall in
          -----
the amounts to be paid to the Certificateholders pursuant to Section 6.7(c);

          Fourth, to the Distributor, to the extent of any shortfall in the
          ------
amount of any unpaid Distribution Fees to be paid to the Distributor out of Net Liquidation Film Proceeds; and

          Fifth, to API in payment of the Advisory Fee, all remaining such
          -----
amounts held in the Trust Account as of such Liquidation Payment Date.

          (5) Any cash held in the Trust Account on any date that is not required to be distributed on such date shall be invested by the Trustee in Permitted Investments chosen by the Designee pending distribution.

          (6) It shall be solely the responsibility of the Designee to determine whether any of the payments contemplated under Section 6.7 comply with the terms of the Intercreditor Agreement and the Subordination Agreement, and the Trustee shall have no responsibility with regard to such determination and shall be fully protected in following any direction received from the Designee in making such payments.

          SECTION VI.8  Method of Payment. Payments required to be made to
                        -----------------
Certificateholders and the payee(s) of the Subordinated Participation Interest and the Advisory Fee shall be made by the Trustee, by wire transfer, in immediately available funds, to such accounts as designated by the Certificateholders and the payee(s) of the Subordinated Participation Interest and the Advisory Fee in a writing delivered to the Trustee, at a bank or other entity having appropriate facilities therefor.

          SECTION VI.9  No Interest. The Trustee shall not be personally liable
                        -----------
for any interest on moneys received by the Trustee hereunder and held in the Trust Account.

          SECTION VI.10 Accounting and Reports to the Certificateholders, the
                        -----------------------------------------------------
Internal Revenue Service and Others. The Designee shall, on behalf of the
-----------------------------------
Trustee and at the expense of the Trust (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) prepare (or cause to be prepared) annual financial statements in accordance with GAAP, (c) deliver to each Certificateholder, as may be required by the Code and applicable treasury regulations, such information as may be required to enable such Certificateholder to prepare its Federal and state income tax returns, (d) prepare (or cause to be prepared) in the manner required by law and file any tax returns determined to be necessary relating to the Trust consistent with the characterization of the Trust for income and franchise tax purposes as set forth in Section 10.7 or as otherwise required by law, (e) cause such tax returns to be signed in the manner required by law and (f) collect any withholding tax required to be withheld by the Trust with respect to any payments made to holders of Trust Certificates. In addition, the Designee shall prepare and distribute to each Certificateholder, (i) on each Quarterly Payment Date and on the Liquidation Payment Date, a statement specifying the amount of Gross Receipts received in respect of each Acquired Film and (ii) annually, tax reporting documentation with respect to distributions on the Trust Certificates. Payments on the Trust Certificates shall be allocated by the Designee annually between principal and interest to provide (to the extent possible) a constant yield to maturity, based on all past payments and all future projected payments as of the date of the allocation.

                                  ARTICLE VII
                                Indemnification
                                ---------------

          SECTION VII.1  Indemnification. The Trust Company, the Designee and
                         ---------------
their respective successors, assigns, agents, and servants (each an "Indemnitee") shall be entitled to indemnification from the Trust Estate (and not from the Certificateholders) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions, suits, costs, expenses and disbursements (including legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") that may at any time be imposed on, incurred by, or asserted against an Indemnitee in any way relating to or arising out of this Agreement, the other Basic Agreements, the Trust Estate, the administration of the Trust Estate, or the action or inaction of the Trustee hereunder, except that the Trust shall not be liable for or be required to indemnify an Indemnitee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 6.1. The indemnities contained in this Section 7.1 shall survive the termination of this Agreement.

                                 ARTICLE VIII
        Liquidation of Trust Estate and Termination of Trust Agreement
        --------------------------------------------------------------

          SECTION VIII.1 Liquidation of Trust Estate. (1) Subject to the terms
                         ---------------------------
of the Fundamental Documents, promptly following the earlier of (i) the Final Redemption Date, (ii) the purchase of the Acquired Films by API pursuant to
Section 5 or 6(a) of the Master Film Purchase Agreement and (iii) any sale of Trust Estate assets by the Lenders pursuant to the terms of the Senior Security Agreements, the Trustee shall liquidate the Trust Estate and distribute the proceeds thereof in accordance with Sections 6.7 (c) and (d). In order to effect such liquidation, subject to Section 8.1(b) below, the Trustee will sell any remaining assets in the Trust Estate to such purchaser(s) and on such terms as are directed by the Required Certificateholders. Notwithstanding the foregoing, the Trustee shall not be required to take any action under this Section 8.1 until the Trustee receives written notice from the Designee of the occurrence of any of the events specified in Sections 8.1(a)(i), (ii) or (iii), which notice shall include a confirmation by the Designee that the terms of the Fundamental Documents have been complied with or shall specify, and direct the Trustee with respect to, any actions that are required to provide for such compliance.

          (2) The Trustee shall give API written notice in full detail (including without limitation the name of the offeror) of each and every offer received by the Trustee from a third party with respect to a sale of any of the Trust assets that the Required Certificateholders are willing to accept, and API shall have a period of ten (10) Business Days from receipt of such notice within which to provide notice to the Trustee that it intends to meet the material terms of such offer (other than the closing date), in which event the Trustee and API shall promptly execute written agreements relating to API's acquisition of such assets upon the terms and conditions of such offer; and provided,
                                                                --------
further, that if API does not acquire all of the Trust assets in accordance with
-------
the foregoing provisions, then the Trustee shall have the right to sell any such assets not so acquired, but only to the offeror and upon the terms and conditions specified in the notice to API pursuant to this Section 8.1(b).

          SECTION VIII.2 Dissolution of Trust. The Trust created hereby shall
                         --------------------
dissolve and this Agreement shall be of no further force or effect, upon the sale or other final disposition by the Trustee of the Trust Estate in accordance with Section 8.1 and the final distribution by the Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with Sections 6.7 and 8.1.

          SECTION VIII.3 No Termination by Certificateholders. No
                         ------------------------------------
Certificateholder shall be entitled to terminate or revoke the Trust established hereunder.

          SECTION VIII.4 Winding Up. Upon the completion of the winding up of
                         ----------
the Trust, the Trustee shall have power and authority and is hereby authorized and empowered in the name and on behalf of the Trust to cause the Certificate of Trust to be canceled by executing and filing a certificate of cancellation with the Secretary of State in accordance with the provisions of the laws of the State of Delaware. Thereupon, this Agreement shall terminate.
                                  ARTICLE IX
                              Successor Trustees
                              ------------------
                            and Additional Trustees
                            -----------------------

          SECTION IX.1   Resignation of Trustee; Appointment of Successor.
                         ------------------------------------------------

          (1) The Trustee may resign at any time without cause by giving at least 60 days prior written notice to the Certificateholders, such resignation to be effective on the acceptance of appointment by a successor Trustee under paragraph (b) below. In addition, the Required Certificateholders may at any time remove the Trustee with or without cause by an instrument in writing delivered to the Trustee, such removal to be effective upon the acceptance of appointment by a successor Trustee under paragraph (b) below. In case of the resignation or removal of the Trustee, the Certificateholders may appoint a successor Trustee by an instrument signed by the Required Certificateholders. The Certificateholders shall use their best efforts to promptly appoint a successor Trustee. If a successor Trustee shall not have been appointed within 30 days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Trustee or the Certificateholders at the expense of the Trust may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as it may prescribe, appoint a successor Trustee to act until such time, if any, as a successor shall have been appointed by the Certificateholders as above provided. Such successor Trustee shall meet the qualifications of paragraph (c) below. Any successor Trustee appointed by a court shall immediately and without further act be superseded by any successor Trustee appointed by the Certificateholders within one year from the date of the appointment by such court.

          (2) Any successor Trustee, however appointed, shall execute, acknowledge and deliver to the predecessor Trustee and all of the Certificateholders an instrument accepting such appointment under this Agreement and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, shall become vested with all the estates, properties, rights, powers, duties, and trusts, of the predecessor Trustee in the trust hereunder with like effect as if originally named the Trustee herein. Notwithstanding the foregoing, upon the written request of such successor Trustee and upon payment of all amounts payable to the Trustee hereunder, such predecessor Trustee shall execute and deliver an instrument transferring to such successor Trustee, upon the trust herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to such successor Trustee all moneys or other property then held or subsequently received by such predecessor Trustee upon the trust herein expressed and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

          (3) Any successor Trustee, however appointed, shall be a bank or trust company incorporated and doing business within the United States of America and having a combined capital and surplus of at least $50,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Trustee hereunder on reasonable and customary terms.

          SECTION IX.2  Merger or Consolidation of Trustee. Any Person into
                        ----------------------------------
which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion, or consolidation to which the Trustee shall be a party, or any Person to which substantially all the corporate trust business of the Trustee may be transferred shall, subject to the terms of Section 9.1(c), be the Trustee under this Agreement without further act.

          SECTION IX.3  Appointment of Additional Trustees. At any time or times
                        ----------------------------------
for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Trustee, by an instrument in writing, may appoint one or more Persons to act as a co-trustee or co-trustees or separate trustee or separate trustees of all or any part of the Trust Estate to the full extent that a local law makes it necessary or advisable for such co-trustee or co-trustees or separate trustee or separate trustees to act alone or together with the Trustee.

                                   ARTICLE X
                                 Miscellaneous
                                 -------------

          SECTION X.1   Amendment. No amendment of this Agreement shall be
                        ---------
effective unless in writing and executed and delivered by the Trust Company, the Trustee and the Required Certificateholders (and, to the extent such amendment relates to the Designee, unless executed and delivered, in addition, by the Designee); provided, however, that each Certificateholder must consent in
           --------  -------
writing to any amendment of (a) this Section 10.1; (b) Sections 2.3, 2.10, 4.1, 4.2, 6.7, 8.1 or 8.2; (c) the definition of "Required Certificateholder"; and
(d) any provision of this Agreement requiring the consent of each Certificateholder to any act; and provided, further, that API must consent in
                                  --------  -------
writing to any amendment of this Agreement that will or could reasonably be expected to adversely affect API.

          SECTION X.2   No Legal Title to Trust Estate in Certificateholders.
                        ----------------------------------------------------
The Certificateholders shall not have legal title to any part of the Trust Estate and shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Sections 6.7 and
8.1. No Transfer, by operation of law or otherwise, of any right, title and interest of the Certificateholders to and in their undivided ownership interest in the Trust Estate shall operate to terminate this Agreement or the trust hereunder or entitle any Transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

          SECTION X.3   Notices. All demands, notices and communications upon or
                        -------
to the Trustee or the Certificateholders under this Agreement shall be in writing, personally delivered, delivered by courier or by facsimile or mailed by certified mail, return-receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Trustee, to Christiana Bank & Trust Company, 3801 Kennett Pike, Greenville, New Castle County, Delaware 19807, Attention of Corporate Trust Group, facsimile no.: (302) 421-5815, with copies to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention of Asset Backed Securities Department (facsimile: (212) 272-7294), (b) in the case of a Certificateholder, addressed to it at the address set forth for such Certificateholder in the register maintained by the Trustee, (c) in the case of API, to Artisan Pictures, Inc., 2700 Colorado Avenue, Second Floor, Santa Monica, California 90404, Attention of Kenneth D. Schapiro and (d) until the Direct Deposit Commencement Date, to The Chase Manhattan Bank at 270 Park Avenue, 37th Floor, New York, New York 10017, Attn: Joan Fitzgibbon, facsimile no.: (212) 270-4164, with a copy to Chase Securities Inc., 1800 Century Park East, Suite 400, Los Angeles, California 90067, Attn: Christa Thomas, facsimile no.: (310) 788-5627. Whenever any notice in writing is required to be given by the Trustee hereunder, such notice shall be deemed given and such requirement satisfied if such notice is mailed by certified mail, postage prepaid, or otherwise given as provided above, in each case addressed as provided above.

          SECTION X.4   Successors and Assigns. All covenants and agreements
                        ----------------------
contained herein shall be binding upon, and inure to the benefit of, the Trust Company, the Trustee and its successors, the Designee and its successors and the Initial Certificateholder and its successors and permitted assigns (including without limitation each subsequent Certificateholder), all as herein provided. Any request, notice, direction, consent, waiver, or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

          SECTION X.5   Binding Effect. This Agreement shall become effective
                        --------------
when it shall have been executed by the Trust Company, the Trustee, the Designee and the Initial Certificateholder and thereafter shall be binding upon and inure to the benefit of the Trust Company, the Trustee, the Designee, the Initial Certificateholder and their respective successors and assigns. This Agreement shall be binding upon each Certificateholder in addition to the Initial Certificateholder, whether or not such Person executes a counterpart of this Agreement, when such a Person complies with the conditions for becoming a Certificateholder hereunder.

          SECTION X.6   Limitations on Rights of Others. The provisions of this
                        -------------------------------
Agreement are solely for the benefit of the Trust Company, the Trustee, the Designee, API, the Indemnitees, the Certificateholders and the payee(s) of the Subordinated Participation Interest and the Advisory Fee, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          SECTION X.7   Tax Treatment. It is the intention of the Trust and
                        -------------
each Certificateholder, and each Certificateholder will be required to agree in writing, that, for United States federal, state and local income and franchise tax purposes, (i) the Trust will constitute a collateral account or other security arrangement and will be disregarded and not treated as a separate entity from API and (ii) the Trust Certificates and the Notes will constitute debt obligations of API, and each such party hereby agrees (or, in the case of Certificateholders subsequent to the Initial Certificateholder, by virtue of executing a Transferee Letter substantially in the form of Exhibit D, will agree) to take positions consistent with such treatment on all their respective tax returns, tax filings and documents related to such tax filings and tax returns.

          In the event there is a final determination that for tax purposes the Trust Certificates constitute equity interests in the Trust and that the Trust's assets include the Acquired Films, it is the intention of the Trust and the Initial Certificateholder, and each Certificateholder will be required to agree in writing, that, for United States federal, state and local income and franchise tax purposes, (i) the Trust would constitute a partnership among the Certificateholders and API, (ii) the Notes would constitute debt obligations of the Trust, (iii) profits of the Trust (as a partnership) would be allocated to the Certificateholders only in an amount of, and at the time at which, any payments are made to the Certificateholders of their return on the Trust Certificates, and (iv) the Notes and other debt obligations of the Trust would, to the extent governed by applicable Treasury Regulations, be allocated to API, as a partner in the Trust (based on the fact that API is entitled to all of the Trust's income and assets after payments are made with respect to the Trust Certificates), and in the event of such a final determination each such party hereby agrees (or, in the case of Certificateholders subsequent to the Initial Certificateholder, by virtue of executing a Transferee Letter substantially in the form of Exhibit D, will agree) to take positions consistent with such treatment on all their respective tax returns, tax filings and related documents.

          In the event that there is a final determination that the Trust Certificates constitute equity interests in the Trust and that the Trust is a partnership solely among the Certificateholders, it is the intention of the Trust and the Initial Certificateholder, and each Certificateholder will be required to agree in writing, that, for United States federal, state and local income and franchise tax purposes, (i) the sole asset of the Trust would be a note from API secured by the Collateral as provided in the Basic Agreements and
(ii) the Notes would constitute debt obligations of the Trust, and in the event of such a final determination each such party hereby agrees (or, in the case of Certificateholders subsequent to the Initial Certificateholder, by virtue of executing a Transferee Letter substantially in the form of Exhibit D, will agree) to take positions consistent with such treatment on all their respective tax returns, tax filings and related documents.

          Notwithstanding anything to the contrary stated herein or in the other Basic Agreements regarding the tax treatment of the Trust and API, it is the intention of the parties hereto that for purposes of creditors' rights issues and generally accepted accounting principles (a) the sale of Acquired Films from a Producer or API to the Trust pursuant to a Film Purchase Agreement be a true sale, (b) the Trust be the owner of the Acquired Films upon such sale and (c) the relationship between the Trust and API under the Distribution Agreement be one of licensor and licensee and the parties hereto agree to take such actions as are consistent with such treatment.

          SECTION X.8   Governing Law. This Agreement shall be governed by and
                        -------------
construed and enforced in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION X.9   Entire Agreement. This Agreement constitutes the entire
                        ----------------
contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof, including without limitation the Initial Trust Agreement, is superseded by this Agreement.

          SECTION X.10  Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES,
                        --------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER BASIC AGREEMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER BASIC AGREEMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10.

          SECTION X.11  Severability. In the event any one or more of the
                        ------------
provisions contained in this Agreement or in any other Basic Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION X.12  Separate Counterparts. This Agreement may be executed by
                        ---------------------
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION X.13  Headings. Article and Section headings and the Table of
                        --------
Contents used herein are for convenience of reference only, are not part of this Agreement and are not to effect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION X.14  Jurisdiction; Consent to Service of Process.
                        -------------------------------------------

          (1) Each of the Trustee, the Designee and the Initial Certificateholder hereby (and each subsequent Certificateholder upon becoming such thereby) irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Delaware State court or Federal court of the United States of America sitting in the State of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Delaware State Court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (2) Each of the Trustee, the Designee and the Initial Certificateholder hereby (and each subsequent Certificateholder upon becoming such thereby) irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any Delaware State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (3) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.3. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION X.15  Confidentiality. Each of the Trustee and the Initial
                        ---------------
Certificateholder (and each subsequent Certificateholder upon becoming such thereby) agrees to keep confidential and (a) to cause its respective officers, directors and employees to keep confidential and (b) to use its best efforts to cause its respective agents and representatives to keep confidential the Information and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that the parties hereto shall be permitted to disclose Information to the extent required by applicable laws and regulations or by any subpoena or similar legal process or to any prospective Transferee. For the purposes of this Section 10.15, the term "Information" shall mean all financial statements, certificates, reports, agreements and information (including all analyses, compilations and studies based on any of the foregoing) that relate to the Trust, other than any of the foregoing that are publicly available. The provisions of this Section 10.15 shall remain operative and in full force and effect regardless of the termination of the Trust.

          SECTION X.16  Duties and Liabilities. To the extent that, at law or in
                        ----------------------
equity, the Trustee, the Designee or any other Indemnitee has duties (including fiduciary duties) and liabilities relating to the Trust or to any Certificateholder, (a) the Trustee, the Designee or any other Indemnitee acting under this Agreement shall not be liable to the Trust or to any Certificateholder for such Person's good faith reliance on the provisions of this Agreement; and (b) the provisions of this Agreement, to the extent that they restrict the duties and liabilities of the Trustee, the Designee or any other Indemnitee otherwise existing at law or in equity, are agreed by the Initial Certificateholder, each other party hereto and their respective successors and assigns to replace such other duties and liabilities of the Trustee, the Designee or such other Indemnitee.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                                        BEAR, STEARNS & CO. INC.


                                        By:
                                            -----------------------------------
                                            Title:
                                                   ----------------------------


                                        CHRISTIANA BANK & TRUST COMPANY,
                                        solely in its individual capacity


                                        By:
                                            -----------------------------------
                                            Title:
                                                   ----------------------------

                                       CHRISTIANA BANK & TRUST COMPANY,
                                       solely in its capacity as Trustee and not in its individual capacity


                                       By:
                                           -----------------------------------
                                           Title:
                                                  ----------------------------


                                       ARTISAN PICTURES, INC., solely in its
                                       capacity as Designee and not in its
                                       individual capacity


                                       By:
                                           -----------------------------------
                                           Title:
                                                  ----------------------------

                                                                       EXHIBIT A

                                  Definitions
                                  -----------

     Definitions.   The capitalized terms set forth below shall have the
     -----------
following meanings when used in the Agreement.

               "Acquired Films" has the meaning set forth in Section 1 of the
                --------------
Master Film Purchase Agreement.

               "Administrative Agent" means The Chase Manhattan Bank, as
                --------------------
Administrative Agent under the Credit Agreement.

               "Advisory Fee" means the advisory fee payable to API under
                ------------
Section 10 of the Master Film Purchase Agreement.

               "Affiliate" means, with respect to any Person, any other Person
                ---------
directly or indirectly controlling, controlled by or under common control with such Person, including as contemplated by Rule 405 promulgated under the Securities Act of 1933, as amended.

               "AFI Collection Account" has the meaning set forth in Section 8.3
                ----------------------
of the Credit Agreement.

               "Agreement" means this Amended and Restated Trust Agreement, as
                ---------
the same may be amended, restated or supplemented from time to time in accordance with its terms.

               "API" means Artisan Pictures, Inc., a Delaware corporation.
                ---

               "Applicable Liquidation Preference" means:
                ---------------------------------

               (1) In the event API elects, pursuant to Section 5 of the Master Film Purchase Agreement, to purchase the Acquired Films at any time following the end of the Revolving Period after satisfaction of the Minimum Delivery Requirement, an amount equal to the excess, if any, of (i) the sum of (x) $10,000,000 plus (y) an amount determined in good faith by the Designee that would provide the Certificateholders with an internal rate of return equal to 8% per year on $10,000,000 for the period from the Issue Date until the Liquidation Payment Date plus (z) the Excess Revenue Amount, over (ii) the aggregate Quarterly Payment Amounts theretofore distributed to the Certificateholders (the excess of (i) over (ii) referred to hereinafter as the "Alternate Preference Amount");

               (2) In the event API elects, pursuant to Section 5 of the Master Film Purchase Agreement, to purchase the Acquired Films (x) at any time prior to the expiration of the Revolving Period, whether or not the Minimum Delivery Requirement has been satisfied, or (y) at any time after the expiration of the Revolving Period, if the Minimum Delivery Requirement has not been satisfied, an amount equal to the greater of (i) the excess, if any, of (x) $10,000,000 plus an amount determined in good faith by the Designee that would provide the Certificateholders with an internal rate of return equal to 15% per year on $10,000,000 for the period from the Issue Date until the Liquidation Payment Date over (y) the aggregate Quarterly Payment Amounts theretofore distributed to the Certificateholders, and (ii) the Alternate Preference Amount;

               (3) In the event API is required, pursuant to Section 6 of the Master Film Purchase Agreement, to purchase the Acquired Films upon the expiration of the Revolving Period due to failure of the Minimum Delivery Requirement to be satisfied, an amount equal to the greater of (i) the excess, if any, of (x) $10,000,000 plus an amount determined in good faith by the Designee that would provide the Certificateholders with an internal rate of return equal to 15% per year on $10,000,000 for the period from the Issue Date until the Liquidation Payment Date over (y) the aggregate Quarterly Payment Amounts theretofore distributed to the Certificateholders, and (ii) the Alternate Preference Amount;

               (4) In the event of a sale of the Trust Estate by the Lenders pursuant to the Senior Security Agreements, an amount equal to the greater of
(i) the excess, if any, of (x) $10,000,000 plus an amount determined in good faith by the Designee that would provide the Certificateholders with an internal rate of return equal to 15% per year on $10,000,000 for the period from the Issue Date until the Liquidation Payment Date over (y) the aggregate Quarterly Payment Amounts theretofore distributed to the Certificateholders, and (ii) the Alternate Preference Amount; and

               (5) In the event of a sale of the Trust Estate following the Final Redemption Date, an amount equal to the greater of (i) the excess, if any, of (x) $10,000,000 plus an amount determined in good faith by the Designee that would provide the Certificateholders with an internal rate of return equal to 8% per year on $10,000,000 from the Issue Date until the Liquidation Payment Date over (y) the aggregate Quarterly Payment Amounts theretofore distributed to the Certificateholders; provided, that if a Distributor Termination Event has
                    --------
occurred prior to the Liquidation Payment Date, the internal rate of return will be 15% per year instead of 8% per year for the period from the date of such Distributor Termination Event until the Liquidation Payment Date, and (ii) the Alternate Preference Amount.

               "Applicable Quarterly Period" means (i) with respect to any March
                ---------------------------
15 Quarterly Payment Date, the period from and including the immediately preceding December 1 through and including the immediately preceding February 28 or 29, as applicable, (ii) with respect to any June 15 Quarterly Payment Date, the period from and including the immediately preceding March 1 through and including the immediately preceding May 31, (iii) with respect to any September 15 Quarterly Payment Date, the period from and including the immediately preceding June 1 through and including the immediately preceding August 31, and
(iv) with respect to any December 15 Quarterly Payment Date, the period from and including the immediately preceding September 1 through and including the immediately preceding November 30; provided, that with respect to the December 15, 1999 Quarterly Payment Date, the Applicable Quarterly Period shall mean the period from the date hereof through and including November 30, 1999.

               "Artisan Film" has the meaning set forth in Section 1 of the
                ------------
Sponsor Agreement.

               "Authorized Officer" means the chief executive officer, president
                ------------------
or any vice president of any Person and, in the case of the Trustee, any secretary, assistant secretary, treasurer, assistant treasurer or financial services officer.

               "Basic Agreements" means this Agreement, the Master Film Purchase
                ----------------
Agreement, each Film Purchase Agreement, the Distribution Agreement, the Fundamental Documents, the Subordinate Security Agreements and the Certificateholder Collateral Agency Agreement.

               "Business Day" means a day on which the Trustee and banks located
                ------------
in the State of Delaware are open for the purpose of conducting commercial business.

               "Business Trust Statute" has the meaning assigned thereto in
                ----------------------
Section 2.6(b).

               "Capital Contribution" means the sum of $10,000,000.
                --------------------

               "Certificateholder" means any registered holder of a Trust
                -----------------
Certificate as reflected in the certificate register.

               "Certificateholder Collateral Agency Agreement" means that
                ---------------------------------------------
certain agreement, dated as of the date hereof, between the Initial Certificateholder and the Certificateholder Collateral Agent, as the same may be amended, restated or supplemented from time to time in accordance with its terms.

               "Certificateholder Collateral Agent" means Christiana Bank &
                ----------------------------------
Trust Company, a Delaware banking corporation, acting not in its individual capacity but solely in its capacity as Certificateholder Collateral Agent under the Certificateholder Collateral Agency Agreement, and any other Person that shall be appointed and serve in such capacity, not acting in its individual capacity but solely in its capacity as Certificateholder Collateral Agent.

               "Clearing Account" has the meaning given such term in Section 1
                ----------------
of the Credit Agreement.

               "Code" means the Internal Revenue Code of 1986, as amended, and
                ----
any successor thereto, and applicable Treasury regulations promulgated thereunder.

               "Credit Agreement" means that certain Credit and Security
                ----------------
Agreement, dated as of the date hereof, among the Trust (as borrower), the Administrative Agent and the lenders named therein, the Fronting Bank (as defined therein), and the Waiver Agent (as defined therein), as the same may be amended, restated or supplemented from time to time in accordance with its terms.

               "Credit Release Date" means the date on which all of the
                -------------------
Obligations under the Credit Agreement have been paid in full, the Total Commitment has been terminated and all claims by the Insurers against the Trust have been satisfied.

               "Cumulative Gross Receipts" means, as of any date, the cumulative
                -------------------------
amount of Gross Receipts from the date of this Agreement through and including such date; provided, however, that (i) in the event API or any Affiliate thereof
           --------  -------
has on or prior to such date purchased the Acquired Films from the Trust pursuant to Section 5 or 6(a) of the Master Film Purchase Agreement, such amount shall be increased by an amount equal to the aggregate Fair Market Value of the Acquired Films as of the purchase date, and (ii) in the event any party other than API or an Affiliate thereof has on or prior to such date purchased the Acquired Films from the Trust, such amount shall be increased by the amount paid by such party to purchase the Acquired Films, in either case (i) or (ii) reduced by any and all costs, expenses and taxes incurred by the Trust in connection with such sale.

               "Cumulative Prior Shortfalls" means, as of any date, the
                ---------------------------
cumulative amount of any Minimum Scheduled Payments and Excess Revenue Payments not distributed to Certificateholders on prior Quarterly Payment Dates that remains unpaid as of such date, with interest thereon at a rate of 8% per annum from the applicable Quarterly Payment Date through and including such date.

               "Designee" shall have the meaning set forth in Section 2.10.
                --------

               "Direct Deposit Commencement Date" means the later of (i) the
                --------------------------------
Credit Release Date and (ii) the date on which all of the Sponsor Group Obligations (as defined in the Intercreditor Agreement) have been paid in full and the commitments of the Sponsor Lenders (as defined in the Intercreditor Agreement) have terminated.

               "Distribution Agreement" means that certain Distribution
                ----------------------
Agreement, dated as of the date hereof, between the Trust and the Distributor, as the same may be amended, restated or supplemented from time to time in accordance with its terms.

               "Distribution Fee" means the distribution fee payable by the
                ----------------
Trust to the Distributor pursuant to the Distribution Agreement.

               "Distributor" means the party identified as such from time to
                -----------
time in the Distribution Agreement.

               "Distributor Termination Event" means the removal of API as the
                -----------------------------
Distributor under the Distribution Agreement.

               "ERISA" means the Employee Retirement Income Security Act of
                -----
1974, as amended, and any successor thereto, and applicable regulations promulgated thereunder.

     "Excess Revenue Amount" means, with respect to any date, (A)(i) if
      ---------------------
Cumulative Gross Receipts as of such date exceed $325,000,000 but are less than or equal to $425,000,000, 2.75% of the amount by which such Cumulative Gross Receipts exceed $325,000,000; (ii) if Cumulative Gross Receipts as of such date exceed $425,000,000 but are less than or equal to $525,000,000, the sum of $2,750,000 plus 1.75% of the amount by which such Cumulative Gross Receipts exceed $425,000,000; and (iii) if Cumulative Gross Receipts as of such date exceed $525,000,000, the sum of $4,500,000 plus 0.75% of the amount by which such Cumulative Gross Receipts exceed $525,000,000.

     "Excess Revenue Payment" means, with respect to any Quarterly Payment Date,
      ----------------------
the excess of (i) the Excess Revenue Amount as of the close of business on the last day of the Applicable Quarterly Period over (ii) the cumulative amount of all Excess Revenue Payments theretofore distributed, or which would have been distributed but for the effect of the Quarterly Payment Cap, on all prior Quarterly Payment Dates.

     "Fair Market Value" has the meaning set forth in Section 1 of the Master
      -----------------
Film Purchase Agreement.

     "Film Purchase Agreement" means an agreement between the Trust and a
      -----------------------
Producer and/or API, substantially in the form set forth in Exhibit A to the Master Film Purchase Agreement, whereby the Trust acquires an Acquired Film. For the avoidance of doubt, and without limiting the generality of the foregoing, each of the Film Purchase Agreement, among the Trust, API and Cacophony Productions, Inc., relating to the film entitled "Stir of Echoes," and the Film Purchase Agreement, between the Trust and API relating to the film entitled "The Ninth Gate," is a Film Purchase Agreement as defined herein.

     "Final Redemption Date" means March 15, 2006.
      ---------------------

     "Fundamental Documents" has the meaning given such term in the Credit
      ---------------------
Agreement. For the avoidance of doubt, and without limiting the generality of the foregoing, "Fundamental Documents" includes, without limitation, (a) the Amendment to Pledgeholder Agreement substantially in the form of the Form of Amendment to Pledgeholder Agreement, dated as of October 13, 1999, by and among a Laboratory party thereto, the Trust, API and the affiliates of API listed on the signature pages thereto, The Chase Manhattan Bank ("Chase") as Collateral Agent for the Beneficiaries (as defined therein) referred to therein and as Administrative Agent for the AFI Lenders (as defined therein) referred to therein (the "Pledgeholder Agreement Amendment"), and (b) the Pledgeholder Agreement, dated as of July 9, 1997, by and among a Laboratory party thereto, API and the affiliates of API listed on the signature pages thereto, and Chase as Collateral Agent (as defined therein) for the Beneficiaries (as defined therein) referred to therein, as the same may be amended by the Pledgeholder Agreement Amendment.

     "GAAP" means United States generally accepted accounting principles,
      ----
consistently applied.

     "Gross Receipts" has the meaning specified in Schedule 1 to the Sponsor
      --------------
Agreement.

     "Initial Certificateholder" means Bear, Stearns & Co., Inc.
      -------------------------

     "Initial Trust Agreement" has the meaning set forth in the recitals to this
      -----------------------
Agreement.

     "Insurer" has the meaning set forth in Section 1 of the Credit Agreement.
      -------

     "Intercreditor Agreement" means the Intercreditor Agreement, dated as of
      -----------------------
the date hereof, among The Chase Manhattan Capital Fiduciary Services Group, as Collection Agent, The Chase Manhattan Bank, as Collateral Agent for the Sponsor Lenders and Canyon (as such terms are defined therein), as Administrative Agent for the Sponsor Lenders, and as Administrative Agent for the AFI Lenders (as such term is defined therein), the Trust, API and the Affiliates of API listed on the signature pages thereto, as the same may be amended, restated or supplemented from time to time in accordance with its terms.

     "Issue Date" has the meaning set forth in the Trust Certificate Purchase
      ----------
Agreement.

     "Lien" means any lien, mortgage, security interest, pledge, charge or claim
      ----
of others or encumbrance of any kind.

     "Liquidation Payment Date" means the date, no later than three Business
      ------------------------
Days following the liquidation of the Trust Estate by the Trustee in accordance with Section 8.1, set forth in a notice delivered by the Trustee to the Certificateholders that a final distribution is to be made to the Certificateholders in accordance with Sections 6.7 (c) and (d).

     "Major Studio" has the meaning set forth in Section 1 of the Credit
      ------------
Agreement.

     "Master Film Purchase Agreement" means that certain Master Film Purchase
      ------------------------------
Agreement, dated as of the date hereof, between the Trust and API, as the same may be amended, restated or supplemented from time to time in accordance with its terms.

     "Minimum Delivery Requirement" has the meaning set forth in Section 1 of
      ----------------------------
the Master Film Purchase Agreement.

     "Minimum Scheduled Payment" means, with respect to a Quarterly Payment
      -------------------------
Date, the applicable amount set forth opposite such Quarterly Payment Date in Schedule A hereto.

     "Net Liquidation Film Proceeds" means the net proceeds of any sale of Trust
      -----------------------------
Estate assets pursuant to Section 8.1 to the extent consisting of Acquired Films, after payment of the Obligations, the termination of the Total Commitment and the satisfaction of all claims by the Insurers against the Trust and the payment of any expenses of such sale.

     "Net Liquidation Non-Film Proceeds" means the sum of (a) the net proceeds
      ---------------------------------
of any sale of Trust Estate assets pursuant to Section 8.1 to the extent consisting of assets other than Acquired Films, plus (b) any remaining portion of the Capital Contribution held under the Trust plus (c) any investment earnings on any and all amounts held from time to time in the Trust Account, in each case (i) after payment of the Obligations, the termination of the Total Commitment and the satisfaction of all claims by the Insurers against the Trust and the payment of any expenses of such sale, and (ii) to the extent such amounts have not previously been used to make distributions or pay expenses of the Trust.

     "Net Liquidation Proceeds" means Net Liquidation Film Proceeds and Net
      ------------------------
Liquidation Non-Film Proceeds, collectively.

     "Notes" has the meaning set forth in the Credit Agreement.
      -----

     "Obligations" has the meaning set forth in the Credit Agreement.
      -----------

     "Opinion of Counsel" means a written opinion of counsel, reasonably
      ------------------
acceptable to API, who may be counsel for the Transferor.

     "Permitted Investments" means (a) marketable direct obligations issued or
      ---------------------
unconditionally guaranteed by the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing on or before the date on which the next distribution is to be made under Section 6.7, (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing on or before the date on which the next distribution is to be made under Section 6.7, having one of the two highest ratings generally obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (c) commercial paper maturing on or before the date on which the next distribution is to be made under Section 6.7 and, at the time of acquisition, having a rating of A-1 (or the equivalent) or higher from Standard & Poor's Corporation and P-1 (or the equivalent) or higher from Moody's Investors Service, Inc. or (d) demand deposits of any bank or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia, provided that the short-term debt obligations of such bank or trust company (or, in the case of the principal depository institution in a depository institution holding company, the short-term unsecured debt obligations of the depository institution holding company) have been rated by Standard & Poor's Corporation and Moody's Investors Service, Inc. in their highest short-term rating category.

     "Person" means any individual, corporation, limited liability company,
      ------
partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Plan Investor" means any (i) "employee benefit plan" (as defined in
      -------------
Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
(ii) "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to the provisions of Section 4975 of the Code or (iii) entity whose underlying assets are deemed to include "plan assets" (within the meaning of 29 C.F.R.
Section 2510.3-101 or otherwise under ERISA) of any such employee benefit plan or plan, including without limitation, as applicable, an insurance company general account.

     "Producer" means the producer and seller of a film pursuant to a Film
      --------
Purchase Agreement.

     "Pro Rata Amounts" means with regard to any distribution to be made in
      ----------------
respect of a Trust Certificate, the product of (x) the aggregate Quarterly Payment Amount or Applicable Liquidation Preference, as applicable, and (y) a fraction, the numerator of which is the Stated Amount of such Trust Certificate, and the denominator of which is $10,000,000.

     "QIB" means "qualified institutional buyer" as defined in Rule 144A under
      ---
the Securities Act of 1933, as amended.

     "Qualifying Picture" has the meaning set forth in Section 1 of the Credit
      ------------------
Agreement.

     "Quarterly Payment Amount" means, with respect to a Quarterly Payment Date,
      ------------------------
an amount equal to the lesser of (i) the Quarterly Payment Cap and (ii) the sum of (x) the Minimum Scheduled Payment, (y) the Excess Revenue Payment and (z) any Cumulative Prior Shortfalls.

     "Quarterly Payment Cap" means, with respect to a Quarterly Payment Date, an
      ---------------------
amount equal to 5% of the aggregate amount of Gross Receipts during the Applicable Quarterly Period.

     "Quarterly Payment Date" means each March 15, June 15, September 15 and
      ----------------------
December 15 beginning December 15, 1999 and ending on the Final Redemption Date.

     "Required Certificateholders" means Certificateholders holding Trust
      ---------------------------
Certificates with an aggregate Stated Amount exceeding 50% of the aggregate Stated Amount of all then outstanding Trust Certificates.

     "Revolving Period" means the period beginning on the closing date of the
      ----------------
Credit Agreement and ending on October 13, 2002.

     "Senior Security Agreements" means the Pledgeholder Agreement, Copyright
      --------------------------
Security Agreement, Copyright Security Agreement Supplements and Trademark Security Agreement, as such terms are defined in the Credit Agreement.

     "Sponsor Agreement" means the Sponsor Agreement, dated as of the date
      -----------------
hereof among API, the Trust and the Administrative Agent, as the same may be amended, restated or supplemented from time to time in accordance with its terms.

     "Stated Amount" means the stated amount set forth on a Trust Certificate.
      -------------

     "Subordinate Security Agreement" means the Subordinate Security Agreement
      ------------------------------
dated as of the date hereof, between the Trust and the Certificateholder Collateral Agent, as the same may be amended, restated or supplemented from time to time in accordance with its terms.

     "Subordinate Security Agreements" means the Subordinate Security Agreement,
      -------------------------------
the Pledgeholder Agreement, Subordinate Copyright Security Agreement and Subordinate Trademark Security Agreement, all dated as of the date hereof, and the Subordinate Copyright Security Agreement Supplements, each between the Trust and the Certificateholder Collateral Agent, as the same may be amended, restated or supplemented from time to time in accordance with its terms.

     "Subordination Agreement" means the Subordination Agreement, dated as of
      -----------------------
the date hereof, among the Trust, the Certificateholder Collateral Agent and the Administrative Agent, as the same may be amended, restated or supplemented from time to time in accordance with its terms.

     "Subordinated Obligations" has the meaning set forth in the Subordination
      ------------------------
Agreement.

     "Subordinated Participation Interest" has the meaning given such term in
      -----------------------------------
Section 1 of the Master Film Purchase Agreement.

     "Total Commitement" has the meaning set forth in Section 1 of the Credit
      ----------------
Agreement.

     "Transfer" means any transfer, sale, pledge, hypothecation or other form of
      --------
assignment of any interest in a Trust Certificate.

     "Transferee" means any Person who is acquiring by Transfer any interest in
      ----------
a Trust Certificate.

     "Transferor" means any Person who is disposing by Transfer any interest in
      ----------
a Trust Certificate.

     "Trust" means the Delaware business trust governed by this Agreement,
      -----
designated as Artisan Film Investors Trust.

     "Trust Account" means an account, established by the Trustee, into which
      -------------
all payments received in respect of the Trust Estate shall be deposited and from which all distributions in respect of the Trust Certificates shall be paid.

     "Trust Certificate" means a certificate, substantially in the form of
      -----------------
Exhibit C hereto, representing a beneficial ownership interest in the Trust and the right to receive certain distributions from the Trust as set forth in
Section 6.7.

     "Trust Certificate Purchase Agreement" means the Trust Certificate Purchase
      ------------------------------------
Agreement, dated as of the Issue Date, among the Trust, API, Artisan Entertainment, Inc. and the Initial Certificateholder.

     "Trust Company" means Christiana Bank & Trust Company (and any successor
      -------------
thereto or assign thereof), in its individual capacity, and any other Person who shall act as Trustee hereunder, in its individual capacity.

     "Trust Estate" means all money, instruments and other property deposited
      ------------
with and held by the Trust pursuant hereto, including all proceeds thereof.

     "Trustee" means Christiana Bank & Trust Company, a Delaware banking
      -------
corporation, acting not in its individual capacity but solely in its capacity as the trustee under this Agreement, which satisfies the requirements of Section 3807(a) of the Business Trust Statute, and any other Person that shall be appointed and serve in such capacity who satisfies the requirements of Section 3807(a) of the Business Trust Statute, not acting in its individual capacity but solely in its capacity as trustee under this Agreement.

     "Trustee Expenses" means, with respect to any Applicable Quarterly Period,
      ----------------
fees due to the Trustee during such Applicable Quarterly Period plus reasonable additional out-of-pocket expenses of the Trustee incurred in connection with the administration of the Trust Estate during such Applicable Quarterly Period, all in an aggregate amount not to exceed $3,500 per quarter.

                                                                       EXHIBIT B

                             CERTIFICATE OF TRUST
                                      OF
                         ARTISAN FILM INVESTORS TRUST

     THIS CERTIFICATE OF TRUST of ARTISAN FILM INVESTORS TRUST (the "Trust") is being duly executed and filed by the undersigned, as trustee, to form a business trust under the Delaware Business Trust Act, 12 Del. Code, (S)(S) 3801 et seq.
                                                                       ------
(the "Business Trust Statute").

     1.    NAME.  The name of the business trust formed hereby is Artisan Film
           ----
Investors Trust.

     2.    TRUSTEE.  The name and business address of the trustee of the Trust
           -------
in the State of Delaware are Christiana Bank & Trust Company, 3801 Kennett Pike, Greenville, New Castle County, Delaware 19807.

     IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust in accordance with the provisions of the Business Trust Statute.

                            CHRISTIANA BANK & TRUST COMPANY,
                            Solely as trustee and not in its individual capacity



                            By: /s/
                                ------------------------------------
                                Name:
                                Title:

                                                                       EXHIBIT C


THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OR OFFERED FOR SALE, UNLESS REGISTERED PURSUANT TO SUCH ACT OR UNLESS AN EXEMPTION UNDER SUCH ACT IS AVAILABLE.


                               TRUST CERTIFICATE
            UNDER AMENDED AND RESTATED TRUST AGREEMENT DATED AS OF
                               October 13, 1999


Certificate No. ____________                       Stated Amount: $___________

     This is to certify that _______________ (the "Certificateholder") is the owner of an undivided beneficial interest in the Trust Estate provided for and created by the Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of October 13, 1999, among Bear, Stearns & Co., Inc, a Delaware corporation, Christiana Bank & Trust Company, a Delaware banking corporation, as Trustee, and Artisan Pictures, Inc., a Delaware corporation, as Designee. This Trust Certificate is issued pursuant to and is entitled to the benefits of the Trust Agreement, and each Certificateholder by acceptance hereof shall be bound by the terms of the Trust Agreement. Reference is hereby made to the Trust Agreement for a statement of the rights and obligations of the Certificateholder herein. The Trustee or Designee may treat the person shown on the register maintained by the Trustee pursuant to Section 3.3 of the Trust Agreement as the absolute owner hereof for all purposes.

     Capitalized terms used herein without definition have the meanings ascribed to them in or by reference in the Trust Agreement.

     Transfer of this Trust Certificate is subject to certain restrictions and limitations set forth in the Trust Agreement. Subject to the terms and conditions set forth in, and as limited by, the Trust Agreement, this Trust Certificate may be Transferred upon the books of the Trust by the registered Certificateholder in person or by his attorney duly authorized in writing upon surrender of this Trust Certificate to the Trustee accompanied by a written instrument of the Transferee or Transferees in the form required by the Trust Agreement and with such signature, guarantees, and evidence of authority of the persons signing such instrument as the Trustee may reasonably require, whereupon, if any Opinion of Counsel required pursuant to the Trust Agreement has been delivered, the Trust shall issue in the name of the Transferee or Transferees a Trust Certificate or Trust Certificates evidencing the amount and extent of interest of the Transferee or Transferees (and any remaining interest of the Transferring Certificateholder).

     The Certificateholder herein, by its acceptance of this Trust Certificate, warrants and represents to the Trustee and to the other holders of Certificates issued under the Trust

Agreement that (a) it is investing in thisTrust Certificate and the interest and participation in the Trust evidenced hereby for investment and not with a view to distribution or resale, but subject nevertheless to any requirement of law that disposition of its property shall at all times be within its control, (b) it has full right, power and authority to perform its obligations as a Certificateholder under the Trust Agreement, (c) the Trust Agreement does not, nor will the performance of the Certificateholder's obligations thereunder, violate the provisions of any indenture or other agreement to which it is a party or by which it may be bound, and (d) the Certificateholder agrees to be bound in all respects by the provisions of the Trust Agreement. The Certificateholder herein shall not Transfer this Trust Certificate except in accordance with the Trust Agreement.

     It is the intention of the Trust and the Certificateholder herein that, for United States federal, state and local income and franchise tax purposes, (a) the Trust will constitute a collateral account or other security arrangement and will be disregarded and not treated as a separate entity from API and (b) the Trust Certificates and the Notes will constitute debt obligations of API, and the Certificateholder herein agrees to take positions consistent with such treatment on all its tax returns, tax filings and documents related to such tax filings and tax returns. In the event there is a final determination that the Trust Certificates constitute equity interests in the Trust, then the Certificateholder herein agrees for Federal, state and local income and franchise tax purposes to take positions consistent with those otherwise set forth in Section 10.7 of the Trust Agreement.

     Notwithstanding anything to the contrary stated in the Trust Agreement or any of the other Basic Agreements regarding the tax treatment of the Trust and API, it is the intention of the Certificateholder herein that for purposes of creditors' rights issues and generally accepted accounting principles (a) the sale of Acquired Films from a Producer or API to the Trust pursuant to a Film Purchase Agreement be a true sale, (b) the Trust be the owner of the Acquired Films upon such sale and (c) the relationship between the Trust and API under the Distribution Agreement be one of licensor and licensee and the Certificateholder herein agrees to take such actions as are consistent with such treatment.

     IN WITNESS WHEREOF, the Trust, pursuant to the Trust Agreement, has caused this Trust Certificate to be issued as of the date hereof:

Dated:  _________________

                                  ARTISAN FILM INVESTORS TRUST

                                  By:   CHRISTIANA BANK & TRUST COMPANY
                                        not in its individual capacity
                                        but solely as Trustee


                                        By /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit D

                           FORM OF TRANSFEREE LETTER

                               October 22, 1999



Christiana Bank & Trust Company
 not in its individual
 capacity but solely
 as Trustee
Attention: Corporate Trust Group
3801 Kennett Pike
Greenville, Delaware, 19807

Ladies and Gentlemen:

     We refer to the Amended and Restated Trust Agreement, dated as of October 13, 1999 (the "Trust Agreement"), among Bear, Stearns & Co., Inc., a Delaware corporation, Christiana Bank & Trust Company, a New York banking corporation, as Trustee and Artisan Pictures, Inc., a Delaware corporation, as Designee. We propose to purchase Trust Certificates (the "Trust Certificates") representing a beneficial interest in Artisan Film Investors Trust, a Delaware business trust (the "Trust") in existence under the Trust Agreement. Capitalized terms used herein without definition have the meanings given them in the Trust Agreement.

     1. We hereby confirm that (a) we are an entity engaged in an enterprise other than the investment in the Trust Certificates and, after the investment in the Trust Certificates contemplated in this letter, will continue to be engaged in such business or any other business in addition to ownership of the Trust Certificates, (b) we are not a Plan Investor and no part of the assets to be used by us to acquire or hold the Trust Certificates or any interest therein constitutes the assets of any Plan Investor, (c) either (i) we are not a partnership (or any other entity taxable as a partnership for U.S. federal income tax purposes), grantor trust, or "S corporation" (within the meaning of
Section 1361 of the Internal Revenue Code of 1986, as amended) (a "flow-through entity") or (ii) we are a flow-through entity and our interest in the Trust will at all times constitute less than 50% of the value of our assets, (d) we are a corporation, partnership or other entity created or organized in or under the laws of the United States or one of the States thereof or a United States Person, (e) we are either [x] a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act") or [ ] an "accredited investor" as defined in Rule 501(a)(1), (2), (3), (5), (6) or (7) promulgated under the Act and (f) we are "one person" within the meaning of
Section 3(c)(1) of the Investment Company Act of 1940, as amended.

     2. We hereby confirm that we have read and agree to be bound by the terms and provisions of the Trust Certificates, and we agree that we shall be bound by the terms of the Trust Agreement.

     3. We understand that the Trust Certificates have not been registered under the Act, nor have the Trust Certificates been registered under any applicable state securities or "Blue Sky" laws, and the Trust Certificates are being sold or pledged or have been pledged to us in a transaction that is exempt from the registration requirements of the Act and such state laws.

     4. We are, and we understand and agree that each investor in Trust Certificates is required to be, "one person" within the meaning of Section 3(c)(1) of the Investment Company Act. We understand that the Trust Certificates may not be acquired by any investor, if as a result thereof, (i) the outstanding securities of the Trust (other than short-term paper) would be beneficially owned by more than 100 persons or (ii) the Trust Certificates would be held by more than 55 persons. Under Section 3(c)(1)(A) of the Investment Company Act, beneficial ownership of securities by an entity is deemed to be beneficial ownership by "one person" unless (i) the entity owns 10% or more of the voting securities of the issuer and (ii) the entity is itself an "investment company" within the meaning of the Investment Company Act or is exempt from treatment as an investment company by reason of Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.

     5. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Trust Certificates, we are able to bear the substantial economic risk of investment in the Trust Certificates, and we can afford a complete loss of such investment.

     6. We are acquiring the Trust Certificates (a) solely for investment purposes for our own account (or for accounts as to which we exercise sole investment discretion) and not with a view to any resale or distribution of the Trust Certificates, in whole or in part (subject, nevertheless, to the understanding that disposition of our property shall at all times be and remain within our control) or (b) as security for indebtedness only, and we will not attempt to sell, transfer, or otherwise dispose of all or any portion of our interest in the Trust Certificates except in accordance with the provisions of the Trust Agreement. Upon acquisition of the Trust Certificates, we will be the sole beneficial owner of such Trust Certificates and we will not have granted any participations in such Trust Certificates to any other Person.

     7. We agree that the Trust Certificates may not be offered for sale, sold, pledged, or in any other manner transferred, assigned or otherwise disposed of by us unless (a) the Trust Certificates are registered under the Act and any applicable state securities or "Blue Sky" laws or an exemption from the registration requirements of the Act and such state laws is available, (b) the other conditions to Transfer set forth in Section 3.4 of the Trust Agreement are met, (c) immediately following any such transfer there would be no more than 75 holders, in the aggregate, of interests in the Trust Certificates, the Subordinated Participation Interest and the Advisory Fee, for purposes of the publicly traded partnership provisions of Section 7704 of the Code and Treasury Regulation Section 1.7704-1(h), or any relevant successor provision and (d) immediately following any such transfer there would be no more than 65 "persons" (within the meaning of the Investment Company Act of 1940, as amended) holding Trust Certificates or any interest therein. We understand that you have no obligation to register the Trust Certificates, or perfect an exemption for the Trust Certificates, under the Act or any applicable state securities or "Blue Sky" law, or to assist in registering or perfecting an exemption for the Trust Certificates thereunder.

     8. We understand that there is no public market, nor is there any assurance that a market will develop, for the Trust Certificates.

     9. We understand that our rights with respect to the Trust Estate are specifically limited to the rights and interests created by the Trust Agreement and are expressly subordinate to the interests of the holders of the Notes issued by the Trust.

     10. We are authorized to invest in the Trust Certificates proposed to be purchased.

     11.

     (a) Except as provided below, we acknowledge that, for United States federal, state and local income and franchise tax purposes, (i) the Trust will constitute a collateral account or other security arrangement and will be disregarded and not treated as a separate entity from API and (ii) the Trust Certificates and the Notes will constitute debt obligations of API, and we agree to take positions consistent with such treatment on all our tax returns, tax filings and documents related to such tax filings and tax returns.

     (b) In the event there is a final determination that for tax purposes the Trust Certificates constitute equity interests in the Trust and that the Trust's assets include the Acquired Films, we acknowledge that, for United States federal, state and local income and franchise tax purposes, (i) the Trust would constitute a partnership among the Certificateholders and API, (ii) the Notes would constitute debt obligations of the Trust, (iii) profits of the Trust (as a partnership) would be allocated to the Certificateholders only in an amount of, and at the time at which, any payments are made to the Certificateholders of their return on the Trust Certificates, and (iv) the Notes and other debt obligations of the Trust would, to the extent governed by applicable Treasury Regulations, be allocated to API as a partner in the Trust (based on the fact that API is entitled to all of the Trust's income and assets after payments are made with respect to the Trust Certificates), and in the event of such a final determination we agree to take positions consistent with such treatment on all our tax returns, tax filings and related documents.

     (c) In the event that there is a final determination that the Trust Certificates constitute equity interests in the Trust and that the Trust is a partnership solely among the Certificateholders, we acknowledge that, for United States federal, state and local income and franchise tax purposes, (i) the sole asset of the Trust would be a note from API secured by the Collateral as provided in the Basic Agreements and (ii) the Notes would constitute debt obligations of the Trust, and in the event of such a final determination we agree to take positions consistent with such treatment on all our tax returns, tax filings and related documents.

     (d) Notwithstanding anything to the contrary stated in the Trust Agreement or any of the other Basic Agreements regarding the tax treatment of the Trust and API, it is our intention that for purposes of creditors' rights issues and generally accepted accounting principles (a) the sale of Acquired Films from a Producer or API to the Trust pursuant to a Film Purchase Agreement be a true sale, (b) the Trust be the owner of the Acquired Films upon such sale and (c) the relationship between the Trust and API under the Distribution Agreement be one of licensor and licensee and we agree to take such actions as are consistent with such treatment.

     12. We understand that the Trust Certificates are subject to a Subordination Agreement among the Trust, the Trustee and the Agent, and by our acceptance of a Trust Certificate, we agree to be bound by the terms of such Subordination Agreement.

                                       Very truly yours,

                                       [Name of Purchaser]
                                       TCW Leveraged Income Trust, L.P.

                                       By /s/ Melissa V. Weller
                                          ---------------------------------
                                          Name:
                                          Title: Managing Director

                                       TCW Advisors (Bermuda), Ltd.
                                        as general partner

                                       By /s/ Mark D. Sencpiel
                                              Senior Vice President

                                                                      SCHEDULE A

-------------------------------------------------------------------------------
                          MINIMUM SCHEDULED PAYMENTS
-------------------------------------------------------------------------------
   Quarterly Payment Date                                   Amount ($)
-------------------------------------------------------------------------------
         12/15/99                                            993,912
-------------------------------------------------------------------------------
         3/15/99                                           1,385,884
-------------------------------------------------------------------------------
         6/15/99                                             818,809
-------------------------------------------------------------------------------
         9/15/00                                             896,232
-------------------------------------------------------------------------------
         12/15/00                                          1,388,594
-------------------------------------------------------------------------------
         3/15/01                                           1,225,817
-------------------------------------------------------------------------------
         6/15/01                                           1,579,636
-------------------------------------------------------------------------------
         9/15/01                                           1,081,302
-------------------------------------------------------------------------------
         12/15/01                                            689,880
-------------------------------------------------------------------------------
         3/15/02                                             442,302
-------------------------------------------------------------------------------
         6/15/02                                             159,544
-------------------------------------------------------------------------------
         9/15/02                                             121,958
-------------------------------------------------------------------------------
         12/15/02                                             33,632
-------------------------------------------------------------------------------
         3/15/03                                              35,422
-------------------------------------------------------------------------------
         6/15/03                                              48,764
-------------------------------------------------------------------------------
         9/15/03                                              58,193
-------------------------------------------------------------------------------
         12/15/03                                             63,895
-------------------------------------------------------------------------------
         3/15/04                                              67,417
-------------------------------------------------------------------------------
         6/15/04                                              56,976
-------------------------------------------------------------------------------
         9/15/04                                              40,691
-------------------------------------------------------------------------------
         12/15/04                                             30,943
-------------------------------------------------------------------------------
         3/15/05                                              36,922
-------------------------------------------------------------------------------
         6/15/05                                              22,348
-------------------------------------------------------------------------------
         9/15/05                                              11,687
-------------------------------------------------------------------------------
         12/15/05                                              4,754
-------------------------------------------------------------------------------
         3/15/06                                               1,000
-------------------------------------------------------------------------------

                          COLLATERAL AGENCY AGREEMENT

     This COLLATERAL AGENCY AGREEMENT, dated as of October 13, 1999, is between BEAR, STEARNS & CO., INC., as Initial Purchaser under the Trust Agreement referred to below (the "Initial Purchaser"), and CHRISTIANA BANK & TRUST COMPANY, a Delaware banking corporation, as collateral agent (the "Collateral Agent") for the benefit of the holders from time to time of the Trust Certificates referred to below (the "Certificateholders"). Unless otherwise defined herein, terms used herein and defined in the Trust Agreement shall be used herein as so defined. This Agreement is entered into with reference to the following facts:

     a) The Initial Purchaser, Artisan Pictures, Inc., a Delaware corporation, as designee, and Christiana Bank & Trust Company, a Delaware corporation, as trustee, are parties to an Amended and Restated Trust Agreement dated as of October 13, 1999 (the "Trust Agreement"). Pursuant to the Trust Agreement, certain trust certificates (the "Trust Certificates") will be issued to the Initial Purchaser. On the date hereof, the Initial Purchaser will transfer all of such Trust Certificates to certain other Certificateholders pursuant to the provisions of the Trust Agreement.

     b) Pursuant to a Subordinate Security Agreement dated as of October 13, 1999 between the trust that is the subject of the Trust Agreement (the "Trust") and the Collateral Agent (the "Subordinate Security Agreement"), the Trust will grant to the Collateral Agent, for the benefit of the Certificateholders, a security interest in certain collateral described therein to secure certain obligations described therein. The security interest created pursuant to the Subordinate Security Agreement will be perfected by the filing and recording of the Security Documents referred to in the Subordinate Security Agreement (the "Security Documents"), including the Subordinate Copyright Security Agreement, the Subordinate Trademark Security Agreement and the Subordinate Pledgeholder Agreements referred to therein.

     c) The Initial Purchaser and the Collateral Agent desire to enter into this Agreement to provide for the Collateral Agent to act as secured party under the Subordinate Security Agreement and the Security Documents, on the terms and provisions provided for in this Agreement.

     NOW, THEREFORE, in consideration of the benefits to the Initial Purchaser, the receipt and sufficiency of which are hereby acknowledged, the Initial Purchaser on behalf of itself and the holders from time to time of the Certificates hereby agrees with the Collateral Agent as follows:

     Section 1. Appointment of Collateral Agent. The Initial Purchaser hereby designates Christiana Bank & Trust Company as Collateral Agent to act as herein specified. The Initial Purchaser hereby irrevocably authorizes, and each Certificateholder, by the acceptance of a Certificate, shall be deemed irrevocably to authorize, the Collateral Agent to act as Collateral Agent under the Subordinate Security Agreement and the Security Documents and the Subordination Agreement among the Trust, the Collateral Agent and The Chase Manhattan Bank as agent for the Lenders referred to in the Credit Agreement (the "Subordination Agreement") and to take such action on behalf of the Certificateholders under the provisions of the Subordinate Security Agreement and the Security Documents and the Subordination Agreement and any other instruments and agreements referred to therein and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof or thereof and such other powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties hereunder by or through its agents or employees.

     Section 2. Nature of Duties of Collateral Agent. The Collateral Agent shall have no duties or responsibilities under this Agreement, the Subordinate Security Agreement, the Security Documents or any other instrument or agreement except those expressly set forth in this Agreement. Without limiting the generality of the foregoing, the Collateral Agent shall not be liable for the acts or omissions of the Trust, nor shall the Collateral Agent be liable for supervising or monitoring the performance of the duties and obligations of the Trust or any administrator of the Trust under any of the Basic Agreements. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The Collateral Agent shall not be required to take any action hereunder except upon the instructions of the Required Certificateholders. The duties of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Certificateholder; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement except as expressly set forth herein. Without limiting the generality of the foregoing, the Collateral Agent shall not be required to exercise any discretion or judgment hereunder or under the Subordinate Security Agreement or any Security Document or any other instrument or agreement and any reference in this Agreement, the Subordinate Security Agreement, any Security Document or any other instrument or agreement to such terms as "the satisfaction of the Collateral Agent," the "reasonable satisfaction of the Collateral Agent," the "judgment of the Collateral Agent," the "reasonable judgment of the Collateral Agent," "as may be determined or directed by the Collateral Agent," "as may reasonably be determined or directed by the Collateral Agent," as the "Collateral Agent believes," as the "Collateral Agent may determine advisable or necessary," as the "the Collateral Agent may reasonably believe" or any similar or comparable term or phrase shall mean only that the Collateral Agent has or will take (i) prior to the Credit Release Date, such action with respect to the subject matter as the Required Certificateholders may direct it to take from time to time, or in absence of such direction the same action with respect to the subject matter as the Administrative Agent under the Credit Agreement takes (provided always in each such case that the Collateral Agent receives specific written notice of any such action taken by the Administrative Agent under the Credit Agreement which notice specifically references this Section 2 of this Agreement) and (ii) after the Credit Release Date, such action with respect to the subject matter as the Required Certificateholders may direct it to take from time to time. Each Certificateholder, by the purchase of the Certificates, shall be deemed to have confirmed the Initial Purchaser's designation of the Collateral Agent to act hereunder and to have confirmed the authorization to the Collateral Agent by the Initial Purchaser hereunder.

     Section 3.  Lack of Reliance on the Collateral Agent.

     (a) Independently and without reliance upon the Collateral Agent, the Initial Purchaser and the holders from time to time of the Certificates, to the extent they deem appropriate, have made and shall continue to make (i) their own independent investigation of the financial condition and affairs of the Trust in connection with the taking or not taking of any action in connection herewith, and (ii) their own appraisal of the creditworthiness of the Trust, and, except as expressly provided in this Agreement, the Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Certificateholder with any credit or other information with respect thereto.

     (b) The Collateral Agent shall not be responsible to any Certificateholder for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority, or sufficiency of the Basic Documents or the Certificates or the financial condition of the Trust or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Basic Documents or the Certificates, or the financial condition of the Trust, or the existence or possible existence of any Event of Default (as defined in the Subordinate Security Agreement) or any event that, with the giving of notice or the passage of time, would constitute an Event of Default.

     Section 4.  Certain Rights of the Collateral Agent. If the Collateral
Agent shall request instructions from the Required Certificateholders with respect to any act or action (including the failure to act) in connection with this Agreement, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until the Collateral Agent shall have received instructions from the Required Certificateholders; and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Certificateholder shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Certificateholders. No provision of this Agreement shall require the Collateral Agent to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Collateral Agent in its sole discretion shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured or provided to it.

     Section 5. Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate or telecopier message, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person. The Collateral Agent may consult with legal counsel (including counsel for the Trust), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     Section 6. Indemnification of Collateral Agent. To the extent the Collateral Agent is not reimbursed and indemnified by the Trust, the Trust Estate (and not any Certificateholder individually) will reimburse and indemnify the Collateral Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements), or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement; provided that the Trust Estate shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, action, judgments, suits, costs, expenses, or disbursements resulting from the Collateral Agent's gross negligence or willful misconduct. The liability of the Trust Estate under this
Section 6 shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent.

     Section 7.  Successor Collateral Agent.

             (a) The Collateral Agent may resign at any time by giving written notice thereof to the Certificateholders and the Trust and may be removed at any time with or without cause by the Required Certificateholders. Except as provided below, no such resignation or removal shall be effective until the successor Collateral Agent has been appointed and has accepted such appointment. Upon any such resignation or removal, the Required Certificateholders shall have the right, upon five days' notice to the Trust to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Required Certificateholders, and shall have accepted such appointment, within 30 days after the retiring Collateral Agent's giving of notice of resignation or the Required Certificateholders' removal of the retiring Collateral Agent, then the resignation or removal, as applicable, of the Collateral Agent shall be effective immediately at the end of such thirty day period.

             (b) Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement. Similarly, upon the effectiveness of the resignation or removal of any Collateral Agent upon the expiration of the thirty day period referenced in Clause (a) of this Section 7, the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

     SECTION 8. Notices. All demands, notice and communications upon or to the Collateral Agent, Bear, Stearns & Co. Inc. or any Certificateholders under this Agreement shall be in writing, personally delivered, delivered by courier or by facsimile or mailed by certified mail, return-receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Collateral Agent, to Christiana Bank & Trust Company, 3801 Kennett Pike, Greenville, New Castle County, Delaware 19807, Attention of Corporate Trust Group, facsimile no.: (302) 421-5815, (b) in the case of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention of Asset Backed Securities Department, facsimile no.: (212) 272-7294, (c) in the case of any Certificateholder, addressed to it at the address set forth for such Certificateholder in the register maintained by the Trust. Whenever any notice in writing is required to be given by the Collateral Agent hereunder, such notice shall be deemed given and such requirement satisfied if such notice is mailed by certified mail, postage prepaid, or otherwise given as provided above, in each case addressed as provided above.

     Section 9. Amendments, etc. No amendment or waiver of any provision of this Agreement, the Subordinate Security Agreement, any Security Document or the Certificates, nor consent to any departure by the Trust therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Certificateholders, and then such waiver or consent shall be effective only in the specific instance and for the specified purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by the Collateral Agent in addition to the Certificateholders required herein above to take such action, affect the rights or duties of the Collateral Agent under this Agreement or any Certificate.

     Section 10. Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, including all persons who from time to time become Certificateholders.

     Section 11. Governing Law; Submission to Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

     Section 12. WAIVER OF JURY TRIAL. THE COLLATERAL AGENT AND EACH CERTIFICATEHOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE CERTIFICATES OR ANY OTHER SECURITY DOCUMENTS AND FROM ANY COUNTERCLAIM THEREIN.

     Section 13. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     Section 14. Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first written above.

                                     BEAR, STEARNS & CO., INC.



                                     By:
                                         -----------------------------------
                                         Name:
                                         Title:


                                     CHRISTIANA BANK & TRUST COMPANY,
                                       as Collateral Agent


                                     By:
                                         -----------------------------------
                                         Name:
                                         Title:

        DO NOT MAKE ANY MORE NEW VERSIONS. THIS VERSION WAS CREATED ON
         THURSDAY AFTERNOON 12:30 P.M. NEW YORK TIME OCTOBER 21, 1999

         THIS VERSION IS THE ONE THAT IS ACTUALLY BEING CIRCULATED FOR
                           SIGNATURE BY THE INSURERS

                                                                       EXHIBIT M

                 FORM OF MASTER POLICY OF CASH FLOW INSURANCE


INSURED The Chase Manhattan Bank, a New York banking corporation, individually and as Agent for the Lenders under the Senior Tranche under the Loan Agreement, and its successors and assigns as Agent to the extent notice thereof is given to the Broker and the Lead Insurer.

INSURING CLAUSE         This Master Policy is to indemnify the Lenders under the
                        Senior Tranche under the Loan Agreement for any Ascertained Net Loss in respect of the Film Projects, up to but not exceeding the Aggregate Sum Insured for all Film Projects.

DEFINITIONS             The terms as used in this Policy shall bear the meanings
                        set out below. Any other capitalized terms shall bear the meanings attributed to them in the Credit Agreement or the Sponsor Agreement.

Aggregate Sum Insured   As defined under "Sum Insured".

Artisan Entities        Artisan Pictures Inc., Artisan Entertainment, Inc.,
                        Artisan Music Inc., Artisan Home Entertainment Inc.
                        Aficionado Productions, Inc., Artisan Releasing Inc., Be
                        Mine Productions, Inc., Beach Dance Productions, Inc.,
                        Detention Productions, Inc., Heatwave Productions, Inc.,
                        Live America Inc., Milk Mission Productions Inc., Sweet
                        Time Productions, Inc., Vestron Inc., Wish Again
                        Productions, Inc., Silent Development Corp., Tongue-Tied
                        Inc., and Film Holdings Co.

Ascertained             Ascertained Net Loss shall mean all amounts of Insured

Net Loss Expenses for Film Projects outstanding and unpaid on each Claim Determination Date after application of (i) Revenue (after first being used to pay all out-of-pocket costs incurred under "General Conditions - Due Diligence" and "Claims Procedure" which, to the extent such costs exceed $50,000 in the aggregate per Film Project, shall be subject to the approval of the Lead Insurer, such approval not to be unreasonably withheld or delayed) and (ii) Available Crossing Amounts, provided, however, that (x) the aggregate Ascertained Net Loss for all Film Projects may not exceed the Aggregate Sum Insured for all Film Projects and (y) the Ascertained Net Loss for any individual Film Project may not exceed $12,000,000 or such lesser amount as is equal to the Sum Insured for that Film Project pursuant to the relevant Declaration. Notwithstanding any provisions to the contrary in the Sponsor Agreement which appears as
                        Exhibit I to Schedule 1 hereto, it is understood that in computing the Ascertained Net Loss for each Film Project, the amounts available under priorities eleventh and sixteenth of Section 7(a) of the Sponsor Agreement and priorities ninth and eleventh of Section 7(b) of the Sponsor Agreement will be applied as follows for purposes of computing Ascertained Net Loss rather than being applied in the manner specified in the Sponsor Agreement.

                        Section 7(a) priority eleventh, in an amount equal to
                        ------------------------------
                        the Domestic Distribution Cost Loans theretofore made for that Qualifying Picture to be applied to repayment of Obligations under the Credit Agreement in the following order: first, in the manner set forth in
                                         -----
                        subpriorities first through fourth of priority eleventh in the Sponsor Agreement; then to the repayment of Obligations (other than Negative Cost Loans) under the Credit Agreement, second, to the repayment of Negative
                                          ------
                        Cost Loans for each of the Film Projects (in the order of their domestic theatrical release dates) with regard to the portion of Negative Cost Loans in excess of the sum insured for that Film Project, third, to the
                                                           -----
                        repayment of Negative Cost Loans up to the amount of the sum insured for each Film Project to be applied in the order of their domestic theatrical release dates, fourth, as provided in subpriority sixth of priority
                        ------
                        eleventh of Section 7(a) of the Sponsor Agreement.

                        Section 7(a) priority sixteenth, to repay the principal
                        -------------------------------
                        of the Negative Cost Loans for each of the Film Project (in the order of their domestic theatrical release dates) with regard to the portion of the Negative Cost Loans for each Film Project in excess of the sum insured for that Film Project, then to the repayment of the Negative Cost Loans up to the amount of the sum insured for each Film Project to be applied in the order of their domestic theatrical release dates.

                        Section 7(b), priorities ninth and eleventh will be
                        ---------------------------------------------------
                        combined into a single priority, to repay the principal
                        -------------------------------
                        of the Negative Cost Loans for each Film Project (in the order of their domestic theatrical release dates) with regard to the portion of the Negative Cost Loans for each Film Project in excess of the sum insured for that Film Project, then to the repayment of the Negative Cost Loans up to the amount of the sum insured for each Film Project to be applied in the order of their domestic theatrical release dates.

Available Crossing
Amounts For the Film Projects, all amounts received by the Insured before the relevant Claim Determination Date from the Domestic Gross Receipts of the Film Projects which pursuant to the terms of the Sponsor Agreement, as modified hereby, are to be applied to the repayment of Insured Expenses.

Broker                  Heath Risk Services, a division of Heath Insurance
                        Broking Limited.

Business Day            Any day other than a Saturday, Sunday or other day on
                        which banks in the states of California or New York or in the United Kingdom are authorized or required by law to be closed.

Claim Determination
Date                    (1)  The last Business Day of the 18th month following
                             the month in which each Film Project is initially released theatrically in the United States (but no later than July 13, 2005). On each Claim
                             Determination Date, the Ascertained Net Loss will be computed or recomputed separately for each Film
                             Project for which such 18 month period has theretofore elapsed. Therefore, if there are eight
                             (8) Film Projects, there will be eight (8) Claim
                             Determination Dates for the first Film Project, seven for the second, etc. On each Claim
                             Determination Date, the Ascertained Net Loss will be recomputed for each of the Film Projects for which such 18 month period has elapsed since its initial theatrical release and a payment shall be made for each Film Project in the amount by which the Ascertained Net Loss with regard to that Film
                             Project computed as of that Claim

                             Determination Date exceeds the aggregate amount of payments of Ascertained Net Loss theretofore made with regard to that Film Project on all prior Claim Determination Dates.

                       (2) Notwithstanding the foregoing, if on a Claim Determination Date or any extension thereof as contemplated below an Adverse Event has not occurred and is not continuing, upon the written request of the Lead Insurer, the Insured shall consent in writing to a three (3) month extension of such Claim Determination Date (or of any extended Claim Determination Date) provided that in no event shall the Claim Determination Date be extended beyond July 13, 2005.

                       (3)   For purposes hereof, an "Adverse Event" shall mean
                             (i) the occurrence of an "Event of Default", a "Suspension Default", or a "Sponsor Default", as those terms are defined in the Loan Agreement or
                             (ii) any insurer under the Policy being rated by Best's at a credit rating of less than "A" (or less than "A-" with regard to Monegasque de Reassurances s.a.m.) or no longer being rated by Best's, or with regard to GIO General Ltd. being rated less than "A" by Standard & Poor's or no longer being rated by Standard & Poor's and such insurer's obligations under Policy not being credit enhanced to the satisfaction of the Insured within 120 days of the delivery of a written notice from the Insured to the Lead Insurer demanding such credit enhancement.

                       (4) During the continuation of an Adverse Event contemplated by clause (ii) of the preceding paragraph 3, the insurer with regard to which such event has occurred, but has not yet been remedied by credit enhancement or otherwise will not be accepted as an insurer, for any Film Project thereafter accepted for insurance under this Policy.

                       (5) Notwithstanding the foregoing, the Insured (on behalf of the Lenders under the Senior Tranche) will at any time after it has received ultimates from the Distributor with regard to a Film Project accept a prepayment from the insurers of a possible claim, such prepayment to be paid directly to the Lenders under the Senior Tranche under the Loan Agreement and to be at the face amount of the Negative

                             Cost Loans for such Film Project being prepaid. Insurers understand that because of the application of funds provisions in the Sponsor Agreement, as modified hereby, the amount of Available Crossing Amounts and/or the amount of a claim on any Film Project may not be determinable prior to the Claim Determination Date for the last Film Project. The form of such prepayment will be a blind participation in the Negative Cost Loans with respect to the Applicable Negative Cost Loans made by the Lenders under the Senior Tranche under the Loan Agreement which will have no voting rights other than those normally given a blind participant and will represent the right to receive payment of the last dollars payable under the Senior Tranche but which will bear interest at the rates applicable to such loans under the Loan Agreement. The documentation for such blind participation will be subject to good faith negotiations by the parties.

Collection Account      The separate bank account administered by the Insured
                        into which all Revenue and Available Crossing Amounts with respect to a Film Project is to be deposited as provided in the Loan Agreement and the Lender
                        Intercreditor Agreement.

Company                 Artisan Film Investors Trust.

Declaration             For each Film Project the completed and executed
                        declaration of insurance in the form of Schedule 2 hereto which is completed and executed no later than August 1, 2005.

Domestic Distribution
Loans                   As defined in the Loan Agreement.

Film Project            A theatrical feature film which is a Declared Qualifying
                        Picture under the Loan Agreement (including films as to which criteria are waived (i) as provided in the Sponsor
                        Agreement and (ii) by the Lead Insurer) and which becomes the subject of the Policy as a result of the acceptance of a Declaration.

ICE Media Limited       An English corporation which is the risk manager for the
                        insurers for this Policy.

Insured Expenses        All Obligations under the Loan Agreement other than the
                        Domestic Distribution Loans.

Lead Insurer            Royal & SunAlliance Insurance PLC.

Lender Intercreditor
Agreement               The Intercreditor Agreement among The Chase Manhattan
                        Capital Fiduciary Services Group, as Collection Agent,
                        The Chase Manhattan Bank, as Collateral Agent for the
                        Sponsor's Bank Group and another creditor, The Chase
                        Manhattan Bank, as Administrative Agent for the Lenders under the Loan Agreement, the Company, the Sponsor and the other Artisan Entities, in the form of Exhibit A to the Sponsor Agreement.

Loan Agreement          The Credit and Security Agreement dated as of October
                        __, 1999 among the Company, the lenders referred to therein and the Insured as agent for the lenders referred to therein, a copy of which is attached hereto as Schedule 1, as amended or modified subject to the consent of the Lead Insurer to the extent provided herein.

Loss Payee              The sole beneficiary to any claim payment hereunder
                        shall be the Insured as agent for the lenders under the
                        Senior Tranche under the Loan Agreement; provided,
                                                                 --------
                        however, that such status of the Insured may be
                        -------
                        transferred to any assignee which purchases, otherwise
                        acquires or refinances the position of the lenders under
                        the Loan Agreement; provided written notice thereof is
                                            --------
                        given to the Lead Insurer or its designated representatives.

Policy The contract of insurance created by this master policy, the Schedule and the Declarations accepted pursuant hereto.

Premium The amount set forth in the relevant Declaration, equal to 12 1/2% of the Sum Insured for the relevant Film Project.

Questionnaire           A questionnaire for a Film Project in the form attached
                        as Schedule 3 hereto.

Revenue The portion of Foreign Gross Receipts of the Film Projects (as defined in and determined under the terms of the Sponsor Agreement) received by the Insured which, pursuant and subject to the terms of the Sponsor Agreement, as amended by the terms of the definition of "Ascertained Net Loss" herein, is to be applied to repay the Insured Expenses for the Film Projects.

Sponsor                 Artisan Pictures Inc.

Sponsor Agreement       The Sponsor Agreement dated as of October 13, 1999 among
                        Artisan Pictures Inc., the Company, the Artisan
                        Entities, and the Insured, substantially in the form of Exhibit H to the Loan Agreement, which is attached hereto as Schedule 1, as amended or modified subject to the consent of he Lead Insurer to the extent provided herein.

Sum Insured             The amount for each Film Project so identified in the
                        relevant Declaration, but not in excess of U.S.
                        $12,000,000 for any Film Project (subject to decrease with regard to subsequently declared Film Projects as a result of an insurer no longer being acceptable to the Insured because it has been the subject of an Adverse
                        Event) and further provided, that the aggregate of all Sums Insured under the Policy shall not exceed US$96 million in the aggregate (the "Aggregate Sum Insured").

Total Negative Cost     As defined in the Loan Agreement.


CONDITION               It is a condition precedent to the relevant Declaration
PRECEDENT               that:

Premium Payment         The Premium for that Declaration has been paid to the
                        Broker, subject to the deductions for U.S. federal excise tax in the amount contemplated by the relevant
                        Declaration. Payment to the Broker shall as far as the Insured and the insurers are concerned, constitute payment to the insurers.

GENERAL
CONDITIONS

Truth of
Statement               Any reference in a Declaration to other agreements or
                        documents is qualified by reference to such agreements or documents, copies of which have been made available to the Lead Insurer. In completing a Declaration, the Company and/or the Insured may rely on certificates of third parties to the extent such reliance is disclosed on the Declaration.

                        Provided that the Company (or the Sponsor in its capacity as distributor and as the Company's agent) completes Section I of the Questionnaire and delivers the same to the Lead Insurer or its representative, and provided that the Insured (without making any inquiry) corrects any manifest error of which the Insured is aware upon perusing such Section I (except with respect to Item 13 in Section I, of which the Insured need not be aware or make any such correction), then any misstatement in any part of the Declaration or the Questionnaire by any party (other than the Insured) providing information for the purpose of completing the Questionnaire shall not be the responsibility of the Insured or constitute a defense to the insurers' obligations under a Policy or a ground for avoidance of the insurers' obligations under or cancellation of the Policy. In addition, the failure of any party to update information in the Declaration or the Questionnaire shall not be the responsibility of the Insured or constitute a defense to the insurers' obligations under the Policy or a ground for avoidance of the insurers' obligations under, or the cancellation of, the Policy. Notwithstanding the obligations of the Insured under the clause "General Conditions - Due Diligence" (which obligations are not a condition precedent), the Insured
                        (i) will not have any duty or obligation to make any representation, warranty or disclosure of any nature, express or implied, (such duty and obligation being expressly waived by the insurers) and (ii) shall have no liability of any nature to the insurers for any information provided by any other parties. Any such information provided, or nondisclosure of such information, by other parties, including but not limited to the Broker, Ice Media Limited or any of their employees, directors, agents or Affiliates, shall not be a ground for avoidance of the insurers' obligations under, or the cancellation of, any Policy created under this Master Policy.

Modification, Etc.      Notwithstanding any other provision of this Policy,
                        without the prior written consent of the Lead Insurer, the Insured will not consent to any modification of, or amendment or supplement to, the Loan Agreement, the Sponsor Agreement or the Lender Intercreditor Agreement which (i) imposes new conditions to, delays the time of payment of, or decreases the amount of Revenue and Available Crossing Amounts which pursuant to the terms of the Policy, the Loan Agreement, the Sponsor Agreement and the Lender Intercreditor Agreement (as modified by the terms of the definition "Ascertained Net Loss") are to be applied in computing the amount of the Ascertained
                        Net Loss or to reimburse the
                        insurers for any claims payments made under the Policy or (ii) diminishes or impairs the security enjoyed by the insurers and to which the insurers will become subrogated by the provisions of the Policy in the event of a claim payment.

Audit Rights            Notwithstanding any other provision of the Policy:

                        (a) The insurers will not have control of the Insured's audit rights, if any, with respect to the Film Project until the Obligations to the Lenders under the Loan Agreement are fully paid. If requested in writing by the Lead Insurer, however, the Insured will (at the expense of the insurers) exercise its rights under the Loan Agreement, the Sponsor Agreement and/or the Lender Intercreditor Agreement, to the extent it is so entitled under the Loan Agreement, the Sponsor Agreement and/or the Lender Intercreditor Agreement, to cause the Company or an Artisan Entity to audit or to audit directly the Sponsor as the Distributor (or the licensees of the Distributor) (subject always to the terms of the applicable distribution or license agreement) and will provide the Lead Insurer with copies of the results thereof provided to the Insured by the Company or the independent accountant which conducts the audit on behalf of the Insured, as the case may be.

                        (b) The Sponsor Agreement or the Lender Intercreditor Agreement will require the Distributor to provide the Lead Insurer with copies of all documents, instruments, notices, statements and other written items provided to the Insured (as the Agent under the Loan Agreement) by the Distributor, including but not limited to all periodic accountings; provided, however, that failure of
                                              --------  -------
                        the Distributor and/or the inadvertent failure of the Insured to provide such written items (which in the case of the Insured does not materially affect the rights of the insurers) shall not constitute a defense to the insurers' obligations under the Policy created hereunder or a grounds for avoidance of the insurers' obligations under or cancellation of the Policy.

                        The foregoing agreements are subject to the understanding that the costs and expenses incurred in performing under "Audit Rights" may be paid by the Insured from the Revenue and/or the Available Crossing Amounts and that the insurers shall, with regard to material provided to them, be bound by the confidentiality provisions contained in the Loan Agreement and/or the Lender Intercreditor Agreement, subject only to the right of the Lead

                        Insurer to provide copies thereof to the other insurers and to agents for the insurers and to all of their respective reinsurers, subject in all cases to the confidentiality provision contained in the Loan Agreement and/or the Lender Intercreditor Agreement and in any underlying agreements of the Company or an Artisan Entity relating to such material.

Due Diligence           The Insured shall at all times do and concur in doing
                        all things reasonably necessary after the date hereof to
                        avoid or diminish a loss to the insurers under the
                        Policy. The insurers confirm that the due diligence
                        obligation of the Insured means only that the Insured
                        shall at all times act reasonably and do and concur in
                        good faith in doing all things reasonably necessary to
                        avoid or diminish a loss to the insurers under the
                        Policy; provided that the Insured need take no action
                                --------
                        that might involve its incurring an expense or a liability to a third party that would (i) not be includable in its Ascertained Net Loss, (ii) cause the amount of its Ascertained Net Loss to exceed the Sum
                        Insured, (iii) require it to advance funds or incur expenses beyond the commitment to make Loans on the terms and conditions provided in the Loan Agreement or
                        (iv) require it to commence litigation or an arbitration against any party. In all events, the Insured shall be entitled to take any action and/or incur such requested expense consented to in writing by the Lead Insurer or its designated representatives. In addition, to the extent that the Insured requests in writing such consent from the Lead Insurer or its designated representatives and does not receive in writing either an approval or a disapproval within two business days after receipt of such request, the Insured shall be entitled to take such action and the insurers shall be deemed to have consented thereto and to the cost thereof. To the extent that the Lead Insurer or its designated representatives object to any such course of action or the cost thereof, the approval of which is requested by the Insured, the Insured need take no action and shall be entitled if it so desires to tender the continuing due diligence obligation relative to that objection to the Lead
                        Insurer or its designated representatives. If the Insured takes action that is objected to by the Lead
                        Insurer that action shall not in and of itself constitute a defense to any claim hereunder by the Insured but shall merely constitute a reservation of rights by the Lead Insurer with regard to that action.

Definitions             This Master Policy, the Schedules hereto and the
                        Declarations shall be read together as a single contract of insurance. Any word or expression to which a specific meaning has been attached in any part of this Master Policy or in the Schedules hereto or in the relevant Declaration shall bear such meaning wherever it may appear.

Other Insurance         It is understood and agreed that no other insurance
                        shall be effected by the Insured to protect the interest
                        of the Insured hereunder with regard to Senior Tranche
                        Loans unless prior advice is given to Insurers hereon,
                        provided, however, that nothing herein shall prevent the
                        --------  -------
                        Insured from obtaining any form of insurance, guaranty or other credit enhancement with respect to the Domestic
                        Distribution Loans. However, it is a condition hereof that errors and omissions insurance be maintained on customary industry terms, approved by the Sponsor.

Compliance with
Terms The Insured shall observe and fulfill the terms and conditions contained herein or incorporated herein.

Jurisdiction and Choice
of Law EACH OF THE INSURERS HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (OR IN THE EVENT THE DISTRICT COURT DOES NOT HAVE JURISDICTION OR DOES NOT EXERCISE JURISDICTION FOR ANY REASON WHATSOEVER, TO THE STATE COURTS OF THE STATE OF NEW YORK), FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS POLICY OR THE SUBJECT MATTER HEREOF BROUGHT BY THE INSURED OR ANY OF ITS SUCCESSORS OR ASSIGNS IN EITHER OF THE ABOVE-REFERENCED FORUMS. EACH OF THE INSURERS, TO THE EXTENT PERMITTED BY APPLICABLE LAW, (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS POLICY OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT AND (B) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS NOT ARISING UNDER THIS POLICY OR ONE OF THE DECLARATIONS ACCEPTED HEREUNDER. EACH OF THE INSURERS HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN. EACH OF THE INSURERS AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE INSURED AND FINAL JUDGMENT AGAINST THE INSURERS IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (A) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR

                        TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF THE CLAIM OR LIABILITY OF THE INSURERS THEREIN DESCRIBED OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION, PROVIDED, HOWEVER, THAT THE INSURED MAY AT
                                      --------  -------
                        ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE INSURERS OR ANY OF THEIR RESPECTIVE ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE SUCH INSURER OR SUCH ASSETS MAY BE FOUND.

                        EACH OF THE INSURERS HEREBY APPOINTS ROYAL AND SUNALLIANCE, 1 CHASE MANHATTAN PLAZA, 38TH FLOOR, NEW YORK, NEW YORK 10005 AS ITS AGENT FOR SERVICE FOR PROCESS HEREUNDER AND REPRESENTS THAT SUCH PERSON HAS AGREED TO RECEIVE SERVICE PROCESS ON ITS BEHALF HEREUNDER.

                        THIS POLICY HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE (WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES OF SUCH STATE).

No Return of            The Premium on each Declaration is fully earned at the
Premium                 payment thereof.

Maintenance of
Records Consistent with its normal banking practices and standard record retention policies as a commercial bank, the Insured shall maintain adequate records in connection with the Loan Agreement and the transactions contemplated thereby.

Subrogation             It is agreed that upon payment of any loss under a
                        Policy created hereunder, the insurers shall become subrogated to all the rights and remedies of the Insured in respect of such loss (subject to the terms of the Loan Agreement and of the Lender Intercreditor

                        Agreement) but shall not have any right to vote as a Lender under the Loan Agreement or to Revenue and Available Crossing Amounts until the commitments under the Loan Agreement have terminated and all Obligations thereunder (other than the Domestic Distribution Loans) have been repaid to the Insured and the other Lenders and that any subrogation rights shall be subject to the continuing rights of the Lenders with regard to Domestic Distribution Loans.

Security Interest       Following payment of a claim under the Policy, the
                        Insured (subject to the provisions under "Reimbursement"
                        and the payment of all Obligations to the Lenders under
                        the Loan Agreement) shall assign without representation,
                        warranty or recourse (save that, except as otherwise
                        contemplated by the Loan Agreement, the Insured has not
                        encumbered such security interest or collateral without
                        the Lead Insurer's consent) to the Lead Insurer for the
                        benefit of the insurers any security interest in the
                        collateral with respect to the Film Projects held by the
                        Insured under the provisions of the Loan Agreement and
                        any other security documentation entered into in
                        pursuance thereof; provided, however, that if any
                                           --------  -------
                        insurer shall fail to pay its share of any such loss, the Insured shall retain such insurer's pro rata share of the collateral and the future Revenue and Available
                        Crossing Amounts based upon such defaulting insurer's share of the risk.

Reimbursement           If a claim has been paid for the Film Projects, it is
                        agreed that following the termination of the commitment of the Lenders under the Senior Tranche under the Loan
                        Agreement and the payment in full of all Insured
                        Expenses, the insurers shall be entitled to reimbursement from future Revenue and Available Crossing
                        Amounts which would have been applied to reduce Insured
                        Expenses had they been received prior to the Claim
                        Determination Date in accordance with the provisions of the Credit Agreement and the Sponsor Agreement, as modified hereby, until such claim payment (plus interest at the rates applicable to the Negative Cost Loans under the Loan Agreement) has been fully recovered by the insurers. The insurers right to such Revenue and Available Crossing Amounts shall not be in derogation of the rights of the Lenders under the Junior Tranche or the Lenders under the Senior Tranche with regard to Obligations which are not repaid from such claim payment to receive their respective portions of the Revenue and/or Available Crossing Amounts. It is agreed and understood that the Insured will retain the portion of the Revenue and/or Available Crossing Amounts applicable to any insurer which does not pay its respective share of any claim under the Policy and that such retention shall be in addition to all of the Insured's other rights and remedies against the defaulting insurer. The foregoing is not a representation and warranty by the Insured that there will be any additional receipts received in the Collection Account or that the Insurers shall be entitled to such amount because of claims of third parties such as other creditors of the Sponsor and/or the Company.

Recoupment              In the event that sufficient Revenue and/or Available
                        Crossing Amounts are received by the Insured in respect of the Film Projects to enable the Lenders to recoup all Insured Expenses prior to the Claim Determination Date, no claim shall be payable hereunder.

GENERAL                 The Policy will not indemnify the incurring of Insured
EXCLUSIONS              Expenses directly or indirectly arising out of,
                        contributed to by or resulting from:

Fraud Any fraud, misrepresentation, or concealment against the insurers by the Insured or any employee of the Insured. This exclusion shall not however limit, impair or affect the disclaimers set forth in "Conditions Precedent - Truth of Statements" and "Revenue Analysis" herein, the terms of which are intended to supersede this exclusion to the extent set forth in those clauses.

War Actual or threatened war, invasion, act of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, military or usurped power, confiscation, nationalization, requisition or destruction of or damage to property by or under the order of any government or public or local authority.

Civil Commotion         Civil commotion assuming the proportions of or amounting
                        to a popular uprising and/or riot and/or where a state of emergency or martial law or such like measure is imposed and/or taken by any lawfully constituted authority.

Radioactive             (a)  Ionizing radiations or contamination by
Contamination           radioactivity from any nuclear fuel.

                        (b) The radioactive toxic, explosive or other hazardous properties of any explosive nuclear assembly or nuclear component thereof.

Financial Causes        (a) With regard to the Insured, failure to pay,
                        financial failure or default, insolvency, bankruptcy, liquidation, winding up, administration or arrangement with creditors.

                        (b) With regard to the Company, any failure, refusal or neglect to pay over, or to procure the payment over to the Collection Account of any monies erroneously paid to it or any Artisan Entity by a third party licensee relating to a Film Project which pursuant to the Sponsor Agreement (as modified by the Policy) should have been applied to reducing Insured Expenses.

                        It is understood that with regard to the exclusions above, nonperformance by any Artisan Entity or by licensees of the Artisan Entities will not constitute an exclusion under this Policy. In addition, none of the above exclusions cover any loss resulting from censorship or quota restrictions. Further, the occurrence of an event under "War", "Civil Commotion", or "Radioactive Contamination" shall not constitute an exclusion if (x) such event does not affect territories included within the territories granted to the Artisan Entities which affected territories at the time of such event represent remaining ultimates which in the aggregate are 40% or more of the total estimated ultimates of the Artisan Entities for the relevant Film Project and (y) in the case of "War" or "Civil Commotion" there are not actual acts of aggression on the ground or in the air space of such territories.

CLAIMS PROCEDURE        In the event the Insured receives written notice from
                        the Company, or the Sponsor of any happening or circumstance which is likely to give rise to a claim under the Policy the Insured shall:

                        1. Give notice as soon as reasonably possible to the Lead Insurer or its designated representatives.

                        2. Take all reasonable steps to provide the Lead Insurer or its designated representatives with all the information in its possession (being only information known to the officers of the Insured responsible for servicing the Loan Agreement) that the Insured is not prohibited from disclosing under applicable law or bank regulations that Lead Insurer or its designated representative may require and shall cooperate with the Lead Insurer or its designated representatives to mitigate any loss or potential loss which the insurers may suffer, subject in all cases to the limitations contained under "General Conditions - Due Diligence".

                        3. At the request of the Lead Insurer, provide the Lead Insurer and/or its designated representatives:

                            (A)   all necessary assistance in a timely manner;
                                  and

                            (B) all documentation and records necessary to establish and assess indemnity.

                        4. Forward promptly to the Lead Insurer and/or its designated representatives any letter, writ, or other document received in connection with any claim made under the Policy created hereunder.

                        5. Notwithstanding the foregoing, the Insured shall not be obligated to take any action which might expose it to liability to third parties or costs which would not be includable in its claim under the Policy (without resulting in the claim exceeding the Sum Insured or Aggregate Sum Insured, whichever is appropriate) or which would be in derogation of, or in any way prejudicial to, its rights or inconsistent with its obligations under the Loan Agreement, the Sponsor Agreement or the Lender Intercreditor Agreement or its rights in or to or in any way relating to any other Film Project for which a claim has not been paid or acknowledged.

                        6. To the extent a claim is not paid on the relevant Claim Determination Date, the amount thereof shall bear interest from the Claim Determination Date through the date of payment at the rate of interest specified in the Loan Agreement before giving effect to any penalty interest provisions, it being understood that any payment of interest under this paragraph shall be a separate obligation of the insurers and shall not be limited by the Sum Insured and/or the Aggregate Sum Insured. The insurers shall be liable for all collection costs (including attorneys fees and disbursements) incurred by the Insured as a result of a claim not having been paid on the relevant Claim Determination Date.

                        7. (a) The Insured may submit a claim notice to the Lead Insurer at any time no earlier than ninety days prior to the Claim Determination Date and no later than the Claim Determination Date. The claim notice shall set forth the Insured's estimated Ascertained Net Loss as of the Claim Determination Date and provide a calculation of such Ascertained Net Loss in reasonable detail. If a claim notice timely submitted by the Insured shall be deficient in any respect, the Lead

                        Insurer shall provide the Insured with written notice of the nature of such deficiency within ten Business Days from receipt of the claim notice. The Insured shall then have ten additional Business Days from receipt of such a deficiency notice to re-submit its claim notice which shall rectify such deficiency. The existence of any immaterial deficiency in the claim notice or any such re-submitted claim notice which immaterial deficiency does not negatively prejudice the rights and interests of the insurers shall not relieve the insurers of their obligations under this Policy.

                        (b) Within ten Business Days from receipt by the Lead Insurer of a claim notice or a resubmitted claim notice (whichever is later), the Lead Insurer shall notify the Insured in writing that either (i) the insurers agree to pay to the Insured the entire amount of the Ascertained Net Loss as set forth in such claim notice or (ii) the insurers object to the Insured's calculation of the Ascertained Net Loss as set forth in such claim notice. In the event the Lead Insurer submits a notice described in clause (i) above, the insurers shall pay such amount to the Insured no later than the later of fifteen Business Days from submission of such notice and the Claim Determination Date. In the event the Lead Insurer submits a notice described in clause (ii) above, such written notice shall expressly set forth the nature of the insurers' objection and shall be accompanied by an accounting in reasonable detail, setting forth the insurers' calculation of the Ascertained Net Loss. If the insurers object to the Insured's calculation of its Ascertained Net Loss, the insurers shall pay to the Insured within fifteen Business Days after submission of such objection or on the Claim Determination Date, whichever is later, that portion of the Ascertained Net Loss claimed by the Insured which is not in dispute. The Lead Insurer and the Insured shall then negotiate in good faith for a period of ten (10) days from receipt by the Lead Insurer of the relevant claim notice (or the resubmitted claim notice) in an attempt to resolve the dispute.

                        (c) In the event that the Lead Insurer or its risk manager does not respond further in writing to the Insured within ten Business Days from receiving a claim notice or a resubmitted claim notice, the insurers shall be deemed to have accepted the Insured's calculation of its Ascertained Net Loss and shall pay such amount to the Insured no later than ten Business Days from receipt of the relevant claim notice or on the Claim Determination Date, whichever is later.

DECISIONS               All decisions regarding Declarations, limits, periods,
                        rates,

CLAUSE proposal forms and questionnaires, wordings, policy amendments and endorsements, underlying documentation, appointment of professional advisers, claims handling procedures, claims determination and settlement and claims payment procedures agreed to by the Lead Insurer shall be binding in all respects on all other insurers participating in the Policy and the Insured shall be entitled to rely on all decisions made by the Lead Insurer as binding on all other insurers in every instance.

                        The Lead Insurer hereby agrees (with the consent of the other insurers) that upon receipt by the Lead Insurer of a satisfactory risk management report including a completed Questionnaire and a completed Declaration fully signed by the other parties thereto indicating that the Film Production complies as a Film Project within the terms of this Policy and has been approved by ICE Media Limited, the Lead Insurer will accept, execute and return the Declaration under the terms and conditions of this Policy.

REVENUE                 The insurers acknowledge that the Insured has not
ANALYSIS                presented to the insurers any material other than the
                        documents attached hereto or to the relevant Declaration or listed in the relevant Declaration as having been so delivered. In addition, the insurers acknowledge that they have received no projections from the Company or the Artisan Entities or any of their respective agents and that such parties did not participate in the preparation or compiling of information of, or review or approve any material presented to the insurers other than the responses to Section 1 of the Questionnaire and questions 1, 2 and 3 of the relevant Declaration. Any revenue analysis or financial projections for the Film
                        Project upon which insurers are relying were prepared for them by their agents or independent contractors and not by the Insured, the Company or the Artisan Entities or their respective agents, and each of the same shall have no liability whatsoever with respect to any such revenue analysis or financial projections. The insurers acknowledge that they and their risk manager have made an independent investigation in assessing the risks of underwriting the Policy, including but not limited to the cash flow risks resulting from any crossing provisions contained in any of the agreements with the Artisan Entities.

PREMIUM TAXES           Except as stated in the relevant Declaration, each
                        insurer as to itself represents and warrants to the Insured that the premium payable to it under the Policy created under this Master Policy is not subject to the United States federal excise tax on insurance premiums.
                        If it should
                        be determined by the Insured or otherwise that such United States federal excise tax is payable, each insurer as to itself agrees to indemnify the Insured against any loss, expense or cost (including, but not limited to, the amount of such tax, the cost of preparing returns or contesting the payment of such tax and any penalties or interest payable because of the late filing of returns and/or payment of such excise tax) incurred by the Insured.

TERRITORIAL             Worldwide.
SCOPE

SEVERAL
LIABILITY
NOTICE The insurers' obligations under the Policy are several and not joint and are limited solely to the extent of their individual subscriptions. Each insurer is not responsible for the subscription of any other insurer which for any reason does not satisfy all or part of its obligations. Initially such several liability will be computed on the percentages set forth in the form of the Declaration attached hereto. Subsequent to the elimination of an insurer with regard to additional Film Projects under the circumstances described in clause
                        (ii) of Paragraph 3 under the caption "Claim
                        Determination Date", each continuing insurer's liability shall be its pro rata share of the Sum Insured for the subsequent Film Projects. For example, if there are initially ten insurers each with a 10% commitment and one insurer is eliminated, the Sum Insured for each subsequently declared Film Project could not exceed $10,800,000 and each of the nine continuing insurers would be liable for one-ninth thereof.

MISCELLANEOUS           The insurers understand and agree that no dereliction of
                        duty by the Lead Insurer or its designated representatives (including but not limited to their risk manager) or breach of their obligations by the Lead
                        Insurer or its designated representatives (including but not limited to their risk manager) at any time under the Policy shall affect the rights of the Insured under the Policy.

                        The insurers understand that the Artisan Entities may appoint or replace at its own discretion any third party licensees of the Film Projects.

                        All claims under the Policy will be computed in and paid in United States dollars.

                        The rule that a contract is to be construed against the party drafting the contract is hereby waived, and shall have no applicability in construing the Policy or the terms hereof.

                        The insurers confirm that the absence of Revenue and/or any Available Crossing Amounts in circumstances which would not otherwise entitle the insurers to reject any claim will not give the insurers grounds to avoid the Policy or to reject any claims thereunder.

                        The insurers acknowledge that ICE Media Limited, Peter Hoffman, Graham Bradstreet, the Company and the Artisan Entities are not agents or representatives of the Insured with respect to the Policy or otherwise and that ICE Media Limited, Peter Hoffman and Graham Bradstreet are not agents or representatives of the Company or the Artisan Entities with respect to the Policy or otherwise. The insurers acknowledge that ICE Media Limited is their risk manager and agent for purposes of the Policy and that Richard Fletcher has acted as the solicitor for ICE Media Limited.

                        The Policy supersedes all previous discussions and understandings between the Insured and the insurers relating to the subject matter hereof and the Policy together with the Schedules attached hereto and the Declarations constitute the entire understanding of the Insured and the insurers with regard to the Policy.

                        It is understood and agreed that only one claim may be made under the Policy for each Film Project.

                        The Insured is a large financial institution and, for purposes of the Policy, matters known to the Insured shall only refer to matters known or delivered to those officers of the Insured responsible for servicing the Loan Agreement.

                        Any reference in the Policy or in any Declaration to other agreements or documents is qualified by reference to such agreements or documents, copies of which have been provided to the insurers.

                        Notices to the Insured shall be given to it in writing at The Chase Manhattan Bank, 270 Park Avenue, 37th Floor, New York, New York 10017, Attention: Joan Fitzgibbon (telephone no.: 212-270-1786; facsimile no.:
                        212-270-4164) with copies to (i) Chase Securities Inc., 1800 Century Park East, Los Angeles, California 90067,
                        Attention:

                        Christa L. Thomas (telephone no.: 310-788-5612; facsimile no.: 310-788-5628) and (ii) Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178,
                        Attention: Michael A. Chapnick (telephone no.: 212-309-6855; facsimile no.: 212-309-6273).

                        Courtesy copies of notice to the Insured or to the Lead Insurer shall be given in writing to the Company and its counsel at (i) Artisan Film Investors Trust, c/o Artisan Pictures Inc., 2700 Colorado Avenue, Santa Monica, CA 90404-3521, Attention: General Counsel (telephone no.:
                        310-255-3840; facsimile no.: 310-255-3840) and (ii)
                        Rosenfeld, Meyer & Susman, LLP, 9601 Wilshire Boulevard, 4th Floor, Beverly Hills, CA 90210, Attention: Steven Fayne, Esq. (telephone no.: 310-858-7700; facsimile no.:
                        310-271-6430.

                        Notices to the Lead Insurer shall be given to it in writing at Royal & SunAlliance Insurance PLC, Leadenhall Court, I Leadenhall Street, London EC3V 1 PP Attention:
                        Richard Wilson (telephone no.: 171-220-6558; facsimile no.: 171-588-2345); and with a courtesy copy to each of Heath Insurance Broking Limited, 133 Houndsditch, London EC3A 7AH Attention: Roger Bassett (telephone no.: 171-234-4000; facsimile no: 171-234-4144) and ICE Media
                        Limited, 31 Dover Street, London W1X 3RA ENGLAND,
                        Attention: Graham Bradstreet (telephone no.: 171-434-2044; facsimile no.: 171-434-2043). All notices shall be effective on receipt.



                                  ROYAL & SUNALLIANCE INSURANCE PLC


                                  By:
                                      ----------------------------------
                                      Name:
                                      Title:


                                  INTERNATIONAL INSURANCE COMPANY OF HANOVER


                                  By:
                                      ----------------------------------
                                      Name:
                                      Title:

                                  MONAGASQUE DE REASSURANCES SAM


                                  By:
                                      ----------------------------------
                                      Name:
                                      Title:


                                  ST. PAUL INTERNATIONAL INSURANCE COMPANY
                                  LIMITED


                                  By:
                                      ----------------------------------
                                      Name:
                                      Title:


                                  NRMA INSURANCE LTD.


                                  By:
                                      ----------------------------------
                                      Name:
                                      Title:


                                  GIO GENERAL LTD


                                  By:
                                      ----------------------------------
                                      Name:
                                      Title:

LIST OF SCHEDULES:

1. Loan Agreement

2. Form of Declaration.

4. Form of Questionnaire.

                                                                      SCHEDULE 1

                           [Form of Loan Agreement]

                                                                      SCHEDULE 2


               FORM OF DECLARATION OF INSURANCE UNDER CASH FLOW
               INSURANCE MASTER POLICY NO.___ WITH THE FOLLOWING
                    INSURERS IN THE FOLLOWING PERCENTAGES:



  NAME OF INSURER                     PERCENTAGE OF RISK
  ---------------                     ------------------

                                      [It is contemplated that the identity of the insurers and their relative percentages will be the same for all Declarations]

  Royal & SunAlliance Insurance
   Plc [i.e. $9MM of maximum
   $12MM per pix]                                      75%

  International Insurance Company
   of Hanover [i.e. $.5MM of maximum
   $12MM per pix]                                      4.1_%

  Monagasque de Reassurances s.a.m.                    4.1_%
   [i.e. $.5MM of maximum $12MM
   per pix]

  St. Paul International Insurance Company
   Limited [i.e. $.5MM of maximum
   $12MM per pix]                                      4.1_%

  NRMA Insurance Ltd.                                  4.1_%
   [i.e. $.5MM of maximum $12 MM per pix]

  GIO General Ltd.                                     8.3_%
                                                       ----
   [i.e. $1MM of maximum $12MM per pix]

                                                      100%/*//
                                                      ==== -
----------------------
*/  Subject to a decrease with regard to subsequently declared Film Projects as
- a result of an insurer no longer being acceptable to the Insured because it has been the subject of an Adverse Event.

1.  Name of Film Project as of the date hereof:

2. For identification purposes only and not as an essential element or as any representation or warranty the following are the elements as of the date hereof:

    (a)  Director:

    (b)  Major above-the line talent:

3. Details of acquisition of the Film Project by the Company Completion Guaranty (a copy of which is attached):

    (a)  Estimated Date of Acquisition:

    (b)  Maximum Amount of Total Negative Cost:



4.  Premium per information provided by Heath Broking Limited:

    ------------------------------------------------------------------
    Gross Premium**/                                  US $_______
                 --
    ------------------------------------------------------------------
    Deduction for U.S. Federal                        US $_______
    Excise Tax on Premium payable to_____________
    ------------------------------------------------------------------
    Brokerage Commission***/                          US $_______
                        ---
    ------------------------------------------------------------------
          Net Premium                                 US $_______
    ------------------------------------------------------------------
    Risk Manager's Fee****/                           US $_______
                      ----
    ------------------------------------------------------------------
          Net Amount to be paid to the                US $_______
          Broker in full satisfaction of
           insurer's right to receive
            premium under
    ------------------------------------------------------------------
----------------------------
**/     __% of the Sum Insured
--
***/    __% of the Sum Insured
---
****/   __% of the Sum Insured
----

    ------------------------------------------------------------------
            Declaration:
    ------------------------------------------------------------------


5.  Sum Insured (not in excess of $*****/ million): U.S. $________.
                                   -----

6. Details of the Collection Account (as set forth in the Lender Intercreditor Agreement):

7. The responses to items 1, 2 and 3 above were provided by [Artisan Pictures, Inc.].

9.  Date of this Declaration:

10. List of Film Project specific documents presented to Lead Insurer and attached hereto:


                                    ROYAL & SUNALLIANCE
                                    INSURANCE PLC,
                                    as Lead Insurer


                                    By:
                                        -----------------------------
                                        Name:
                                        Title:


                                    ICE MEDIA LIMITED
                                    as Risk Manager for insurers


                                    By:
                                        -----------------------------
                                        Name:
                                        Title:


---------------------------
*****/  Initially 12,000,000, subject to decrease with regard to subsequently
----- declared Film Projects as a result of an insurer no longer being acceptable to the Insured because it has been the subject of an Adverse Event.

                                    THE CHASE MANHATTAN BANK,
                                    as Insured


                                    By:
                                        -----------------------------
                                        Name:
                                        Title:


Artisan Pictures Inc., as Agent for
Artisan Film Investors Trust acknowledges that it has provided the information under items 1, 2 and 3 of this Declaration:


ARTISAN PICTURES INC.


By:
    --------------------------------
    Name:
    Title:

                                                                      Schedule 3

                                 QUESTIONNAIRE

            As referred to in the Cash Flow Insurance Policy dated
(the "Policy")
Terms defined in the Policy have the same meaning in this Questionnaire


SECTION 1 - GENERAL

1.    (Production Company)

      Name of Company:

      Address:          Telephone:        Fax:
2.    WORKING TITLE OF FILM PROJECT
3.    NAME(s) OF INDIVIDUAL PRODUCER(s)
4.    NAME(s) OF EXECUTIVE PRODUCER(s)
5.    NAME OF DIRECTOR
6.    NAMES OF PRINCIPAL CAST

7.    FILM PROJECT DETAILS REQUIRED

      Full Script:  Is Script attached?
      Detailed Budget: Is complete Budget attached?

      Amount of total budgeted cost:

      Date Film Project was or is to be completed:

      Is Film Project a film intended for
      World-wide exploitation in all media?         Estimated length of film:
      If No to any of the above, please explain
      Estimated Principal Dates
      Commencement of pre-production:

      Commencement of principal photography:        Completion of principal
photography
      Delivery:
      Outside Delivery Date/Force Majeure

Changes to the above details in this Question 7 require notification within 10 business days on the following basis:-

-changes to the script, Budget and Production Schedule need only to be notified up to the commencement of principal photography.

-changes to the Budget after the commencement of principal photography need only be notified if additional cost exceed the contingency.

-changes to the Production Schedule after the commencement of principal photography need only be notified if additional shooting days become required in excess of 10% contingency in days.

-changes to the estimated length do not need to be notified

The only change in the Estimated Principal Date which must be notified if any change to a delivery date later than required under the completion guaranty

Changes not required to be notified as above may be requested as Additional Information.


8.    DISTRIBUTOR

      Name of Company: Artisan Pictures Inc.

      Address:
      Telephone:
      Fax:

9.    COMPLETION GUARANTY:

      Guarantor: Film is or will be bonded by:
10.   F.P.I. COVER

      Insurer:
      Details of cover:
11.   ERRORS & OMISSIONS INSURANCE

      Is E&O cover is effect?            Sums insured per claim?
Note: It is a condition of the Cash Flow Insurance that an E&O policy be in force before any claim is paid.



If No to any of the above, please explain status
12.   DETAILS OF REVENUE ENTITLEMENTS

      Are revenue entitlements of Insured and
      Underwriters for recouping amount of the Bank Loan secured under the Policy as per Sponsor Agreement except as modified by the Policy?
13. HAS THE PRODUCER (i.e THE INDIVIDUAL PRODUCER) OR THE PRODUCTION COMPANY, OR THE PERSON SIGNING THIS FORM:

      Ever been bankrupt?                 Ever found it necessary to come to an
      arrangement with his/her/its creditors?


SIGNED as to Section 1 by:


ARTISAN FILM INVESTORS TRUST
By: ARTISAN PICTURES INC.
By:
    -------------------------------
    Name:
    Title:
    Date:


SECTION II - CASH FLOW INSURANCE

The information set forth in Section II of this Questionnaire is provided without representation or warranty of any kind. All persons to which this information is provided acknowledge and agree that estimates and projections are inherently uncertain and that the undersigned shall have no liability of any nature for the accuracy of the estimates, projections and other information provided in Section II of this Questionnaire. The revenue estimates set forth in this Section II are based on the assumption that the Film Project is capable of performing at a level that will generate these revenues. The Insurers acknowledge that the estimates set forth in this Section II are purely informational, that they are not relying on these estimates in issuing the Policy and/or accepting a Declaration, and the Insurers have relied upon their own analysis of revenue estimates. The Insurers under the Policy acknowledge and agree that they will be and remain obligated to pay any claim under the Policy with respect to the Film Project and will not be excused from paying any claim if for any reason the actual revenues are less than the estimates set forth in this Section II. Insured shall not make or be deemed to make any representation or warranty, express or implied, to the Insurers (or their risk manager or the broker) that any amount or particular amount of revenues will be derived from exploitation of the film described above.


Figures relate to Insured Amounts only, see Exposure Summary balance of Financing.

14.   CASH FLOW INSURANCE COVER REQUIRED
      Proposed Negative Cost Loan         Date to commence:
      Portion of Loan not covered by      receivables

      Amount of Sum Insured:
15.   REVENUE ESTIMATES

      Revenue estimates from agreed media or territory:

16.   COVER FROM REVENUE ESTIMATES
      See attached Exposure Summary
      dated

SECTION III - LOAN FACILITY

17.   LENDER DETAILS

      Name:

      Address:

18.   TOTAL LOAN
      Made up as follows:

      Total Negative Cost Loan:

      Premium (including brokerage, FET and the risk management fee):   Lender
interest reserve for Negative Cost Loans:

      Total Budgeted cost:


Re Section II:

SIGNED BY:

For and on behalf of
ICE Media Limited

                                    (Print full name)
                                    Date:

Re Section III:

SIGNED BY:

For and on behalf of
ARTISAN FILM INVESTORS TRUST        (Print full name)
by Artisan Pictures Inc.
                                    Date:


Re Sections I, II, III:

We, ICE Media Limited hereby confirm that we have analyzed the budget of the above production and in our opinion the proposed Bank Loan is appropriate to be insured under this policy.


SIGNED BY:

For and on behalf of
ICE Media Limited

                                    (Print full name)
Date:

                                                                       Exhibit O

                        SUBORDINATE SECURITY AGREEMENT

     This SUBORDINATE SECURITY AGREEMENT, dated as of October 13, 1999, is between ARTISAN FILM INVESTORS TRUST, a Delaware business trust (the "Debtor"), and CHRISTIANA BANK & TRUST COMPANY, a Delaware banking corporation, as collateral agent for the holders of the Certificates referred to herein (together with its successors and assigns, the "Collateral Agent"). This Agreement is entered into with reference to the following facts:

     A. The Collateral Agent, the Initial Purchaser referred to below, and Artisan Pictures, Inc., as designee, have entered into an Amended and Restated Trust Agreement dated as of October 13, 1999 (the "Trust Agreement"), pursuant to which the Debtor will issue its Trust Certificates (the "Certificates") to certain persons.

     B. In order to induce the holders of the Certificates to purchase the Trust Certificates pursuant to the Trust Agreement, the Debtor and the Collateral Agent desire to enter into this Agreement.

     C. Pursuant to a Collateral Agency Agreement dated as of October 13, 1999 (the "Collateral Agency Agreement") between the Collateral Agent, as collateral agent, and Bear, Stearns & Co. Inc., as the initial Certificateholder (the "Initial Purchaser"), the Collateral Agent has agreed to act as collateral agent for the holders from time to time of the Certificates (the "Certificateholders").

     NOW, THEREFORE, in consideration of the benefits to the Debtor, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby makes the following representations and warranties to the Collateral Agent and hereby covenants and agrees with the Collateral Agent as follows:

     1.   Definitions.

     (a) Capitalized terms not otherwise defined herein have the meanings set forth in the Trust Agreement.

     (b) The following terms shall have the meanings herein specified unless the context otherwise requires.

          "Agreement" or "Security Agreement" means this Subordinate Security Agreement, as modified, supplemented or amended from time to time in accordance with the terms hereof.

          "Certificates" has the meaning set forth in paragraph A of this Agreement.

          "Certificateholders" has the meaning set forth in paragraph C of this Agreement.

          "Collateral" means all of the Debtor's right, title and interest in personal property, tangible and intangible, wherever located or situated and whether now owned or hereafter acquired or created, including but not limited to goods, accounts, intercompany obligations, contract rights, documents, chattel paper, general intangibles, goodwill, equipment, inventory, investment property, instruments, copyrights, trademarks, trade names, insurance proceeds, cash and deposit accounts and any proceeds thereon, products thereof or income therefrom, further including but not limited to all of the Debtor's right, title and interest in and to each of the Declared Qualifying Pictures, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of the Debtor, including but not limited to all rights of the Debtor under the Purchase Agreement, the Distribution Agreement and the Sponsor Agreement and the proceeds of any thereof; provided that "Collateral" shall not include property which, pursuant to its terms or under Applicable Law, may not be pledged or assigned, to the extent such prohibition on pledge or assignment is enforceable.

          "Collateral Agency Agreement" has the meaning set forth in paragraph C of this Agreement.

          "Collateral Agent" has the meaning set forth in the introductory paragraph of this Agreement.

          "Credit Agreement" means the Credit and Security Agreement, dated as of October 13, 1999, among Debtor, the lenders named therein, and The Chase Manhattan Bank, as administrative agent and fronting bank, and Fleet Bank, as waiver agent.

          "Debtor" has the meaning set forth in the introductory paragraph of this Agreement.

          "Declared Qualifying Picture" has the meaning set forth in the Credit Agreement.

          "Initial Purchaser" has the meaning set forth in paragraph C of this Agreement.

          "Net Liquidation Film Proceeds" has the meaning set forth in the Trust Agreement.

          "Net Liquidation Non-Film Proceeds" has the meaning set forth in the Trust Agreement.

          "Obligations" means: (a) the obligation under Section 6.7 (c) and (d) of the Trust Agreement of the Debtor to the holders of the Certificates to make payments of the Applicable Liquidation Preference; (b) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; and (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Debtor referred to in clause (a), the reasonable expenses of re-taking, holding, preparing for sale or lease, selling, or otherwise disposing or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs.

           "Purchase Agreement" means the Trust Certificate Purchase Agreement dated October __, 1999 among the Debtor, the Initial Purchaser and Artisan Pictures, Inc.

           "Security Documents" means this Agreement, the Subordinate Copyright Security Agreement, each Subordinate Copyright Security Agreement Supplement, the Subordinate Trademark Security Agreement, each Pledgeholder Agreement and any financing statements or any other instruments or documents relating to the creation or perfection of the Secured Party's security interest in any of the Collateral.

           "Subordinate Copyright Security Agreement" means a Subordinate Copyright Security Agreement in the form of Exhibit A to this Agreement.

           "Subordinate Copyright Security Agreement Supplement" means a Subordinate Copyright Security Agreement Supplement in the form of Exhibit B to this Agreement.

           "Pledgeholder Agreement" means the Pledgeholder Agreement in the form of Exhibit C to this Agreement.

           "Subordinate Trademark Security Agreement" means a Subordinate Trademark Security Agreement in the form of Exhibit D to this Agreement.

           "Trust Agreement" has the meaning provided in paragraph A of this Agreement.

           "UCC" means the Uniform Commercial Code as in effect on the date hereof in all relevant jurisdictions.

     2. Security Interests. The Debtor, as security for the due and punctual payment of the Obligations, hereby mortgages, pledges, assigns, transfers, sets over, conveys and delivers to the Collateral Agent (for the benefit of the Certificateholders) and grants to the Collateral Agent (for the benefit of the Certificateholders) a security interest in the Collateral. Simultaneously with the execution of this Agreement, the Debtor shall execute and deliver to the Collateral Agent (i) a Subordinate Copyright Security Agreement listing each Picture in which the Debtor then has a copyrightable interest (as listed in Schedule 3.8 to the Credit Agreement) and (ii) a Subordinate Trademark Security Agreement listing all trademarks, trade names, service names, tradedress, logos and other similar property of the Debtor. Upon the occurrence of the Direct Deposit Commencement Date, the Debtor shall execute and deliver, and shall cause any Laboratory then holding negative and preprint materials, master tapes or sound track materials with respect to a Declared Qualifying Picture owned by it to execute and deliver, a Pledgeholder Agreement to the Collateral Agent.

     3. Use of Collateral. So long as no Event of Default shall have occurred and be continuing and subject to the various provisions of this Agreement and the other Security

Documents, the Debtor may use the Collateral in any lawful manner, except as otherwise provided hereunder.

     4. Representations and Warranties. The Debtor hereby represents and warrants to the Collateral Agent as follows:

     (a) On the date hereof, the Pictures listed on Schedule 3.7(a) to the Credit Agreement comprise all of the Pictures in which the Debtor has any right, title or interest. The copyright registration number and the character of the interests held by the Debtor for the Pictures listed on Schedule 3.7(a) to the Credit Agreement are set forth across from the description of such Picture and as to each item listed on Schedule 3.8(a) to the Credit Agreement the Debtor has duly recorded its interests in the United States Copyright Office and has delivered copies of all such recordation to the Collateral Agent. Schedule 3.7(a) shall identify the location of the best available physical materials related to each Picture owned by the Debtor. To the best of the Debtor's knowledge, all Pictures owned by the Debtor do not violate or infringe upon any copyright, right of privacy, trademark, patent, trade name, performing right or any literary, dramatic, musical, artistic, personal, private, several, contract or copyright right or any other right of any Person or contain any libelous or slanderous material other than to an extent which is either not material or for which coverage is provided in existing insurance policies. Except as set forth on Schedule 3.11 to the Credit Agreement, there is no claim, suit, action or proceeding pending or, to the best of the Debtor's knowledge, threatened against the Debtor that involves a claim of infringement of any copyright with respect to any Picture listed on Schedule 3.7(a) to the Credit Agreement and the Debtor has no knowledge of any existing infringement by any other Person of any copyright held by the Debtor with respect to any Picture listed on Schedule 3.7(a).

     (b) Schedule 3.7(b) to the Credit Agreement (i) lists substantially all of the trademarks registered by the Debtor on the date hereof and identifies the entity that registered each such trademark and (ii) specifies as to each, the jurisdictions in which such trademark has been issued or registered (or, if applicable, in which an application for such issuance or registration has been filed), including the respective registration or application numbers and applicable dates of registration or application. Each trademark set forth on
Schedule 3.7(b) to the Credit Agreement shall be included on Schedule A to the Subordinate Trademark Security Agreement delivered to the Collateral Agent pursuant to Section 2.

     (c) This Agreement and the other Security Documents, when executed and delivered, will create and grant to the Collateral Agent for the benefit of the Certificateholders (upon (i) the filing of the appropriate UCC-1 financing statements with filing offices listed on Schedule 3.10 to the Credit Agreement,
(ii) the filing of the Subordinate Copyright Security Agreement with the U.S. Copyright Office and (iii) the filing of the Subordinate Trademark Security Agreement with the U.S. Patent and Trademark Office) valid and perfected security interests in the Collateral as to which security interests may be perfected by such filings or delivery, subject only to (i) Permitted Encumbrances and (ii) the Liens of the Fundamental Documents.

     5. Covenants. As long as any of the Obligations are outstanding, the Debtor agrees that it will:

     (a) Within 30 days after the later of (x) the initial release or broadcast of each Declared Qualifying Picture or (y) the acquisition of rights in each such Declared Qualifying Picture by the Debtor, to the extent the Debtor has not delivered to the Collateral Agent copyright filings and all financing statements under Section 2, take any and all actions necessary to register the copyright for such additional items in the name of the Debtor (subject to a Lien in favor of the Collateral Agent for the benefit of Certificateholders pursuant to the Subordinate Copyright Security Agreement) in conformity with the laws of the United States and such other jurisdictions as the Collateral Agent may determine advisable or necessary, and, if such interest may be registered with the United States Copyright Office or such other jurisdictions, immediately deliver to the Collateral Agent (i) written evidence of the registration of any and all such copyrights for inclusion in the Collateral under this Agreement and
(ii) a Subordinate Copyright Security Agreement Supplement relating to such Declared Qualifying Picture executed by the Debtor.

     (b) Deliver or cause to be delivered to a Laboratory or Laboratories all negative and preprint material, master tapes and all sound track materials with respect to each Declared Qualifying Picture owned by it or to which it has access and, if the Direct Deposit Commencement Date has occurred, deliver to the Collateral Agent a fully executed Pledgeholder Agreement with respect to such materials. If the Direct Deposit Commencement Date has occurred, then prior to requesting any such Laboratory to deliver such negative or other preprint or sound track material or master tapes to another laboratory, the Debtor shall provide the Collateral Agent with a Pledgeholder Agreement, executed by such other laboratory and all other parties to such Pledgeholder Agreement. The Debtor hereby agrees not to remove or cause the removal of the original negative and film or sound materials with respect to any Declared Qualifying Picture owned by the Debtor or in which the Debtor has an interest (i) to a location outside the United States or (ii) to any state or jurisdiction where UCC-1 financing statements (or in the case of jurisdictions outside the United States, documentation similar in purpose and effect satisfactory to the Collateral Agent) have not been filed against the Debtor.

     (c) Upon the request of the Collateral Agent, duly execute and deliver, or cause to be duly executed and delivered, at the cost and expense of the Debtor, such further instruments as may be necessary in the reasonable judgment of the Collateral Agent to carry out the provisions and purposes of this Agreement and the other Security Documents.

           (i) Upon the request of the Collateral Agent, promptly execute and deliver or cause to be executed and delivered, at the cost and expense of the Debtor, such further instruments as may be appropriate in the reasonable judgment of the Collateral Agent, to provide the Collateral Agent a perfected Lien in the Collateral and any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement or other statement) for filing under the provisions of the UCC and the rules and regulations thereunder, or any other statute, rule or regulation of any applicable foreign, federal, state or local jurisdiction, and perform or cause to be performed such other ministerial acts which are necessary, from time to time, in order to grant and maintain in favor of the Collateral Agent the security interest in the Collateral contemplated hereunder and under the other Security Documents, subject only to Permitted Encumbrances and the Liens of the Fundamental Documents.

           (ii) Promptly undertake to deliver or cause to be delivered to the Collateral Agent from time to time such other documentation, consents, authorizations and approvals in form and substance reasonably satisfactory to the Collateral Agent, as the Collateral Agent shall deem reasonably necessary or advisable to perfect or maintain the Liens of the Collateral Agent.

       (d) In the event the Debtor receives payment of any portion of the Gross Receipts or any other proceeds of the Collateral prior to the Direct Deposit Commencement Date, the Debtor shall promptly remit such payment or proceeds to the Master Collection Account to be applied in accordance with the terms of the Intercreditor Agreement and the Sponsor Agreement. In the event the Debtor receives payment of any portion of the Gross Receipts or any other portion of the proceeds of the Collateral after the Direct Deposit Commencement Date, the Debtor shall promptly remit such payment or proceeds to the Trust Account to be applied in accordance with the Trust Agreement.

     6. Events of Default. If the Debtor shall default in the payment or performance of any Obligation for three Business Days after receipt by the Debtor of notice thereof, such occurrence shall constitute an "Event of Default" hereunder.

     7. Debtor to Hold in Trust. Upon the occurrence and during the continuance of an Event of Default, the Debtor will, upon receipt by it of any revenue, income, profits or other sums in which a security interest is granted by this Agreement, payable pursuant to any agreement or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the sum in trust for the Collateral Agent, segregate such sum from its own assets and forthwith, without any notice or demand whatsoever (all notices, demands, or other actions on the part of the Collateral Agent being expressly waived), endorse, transfer and deliver any such sums or instruments or both, to the Collateral Agent to be applied to the repayment of the Obligations, as directed by the Required Certificateholders; provided, however, that as long as the Lien of the Fundamental Documents is in effect, such amounts shall be paid by the Debtor into the Master Collection Account in accordance with the Sponsor Agreement.

     8. Collections, etc. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may (but only if so directed by the Required Certificateholders), in its name or in the name of the Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but shall be under no obligation so to do, or the Collateral Agent may (but only if so directed by the Required Certificateholders) extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Debtor. The Collateral Agent will not be required to take any steps to preserve any rights against prior parties to the Collateral or otherwise hereunder except as directed by the Required Certificateholders. If the Debtor fails to make any payment or take any action required under this Agreement, the Collateral Agent may make such payments and take all such actions as the Required Certificateholders may direct to protect the Collateral Agent's security interests in the Collateral or the value thereof, and the Collateral Agent is hereby authorized, upon direction of the Required Certificateholders (without limiting the general nature of the authority herein above conferred) to pay, purchase, contest or compromise any Liens that in the reasonable judgment of the Required Certificateholders appear to be equal to, prior to or superior to the security interests of the Collateral Agent in the Collateral and any Liens not expressly permitted by this Agreement.

     9. Possession, Sale of Collateral, etc. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent, upon direction of the Required Certificateholders, may enter upon the premises of the Debtor or wherever the Collateral may be, and take possession of the Collateral, and may demand and receive such possession from any Person who has possession thereof, and the Collateral Agent may upon direction of the Required Certificateholders take such measures as the Required Certificateholders deem necessary or proper for the care or protection thereof, including the right to remove all or any portion of the Collateral, and with or without taking such possession may sell or cause to be sold, whenever the Required Certificateholders shall direct, in one or more sales or parcels, at such prices as the Required Certificateholders may deem appropriate, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except 10 days' written notice to the Debtor of the time and place of any such public sale or sales and such other notices as may be required by Applicable Law and cannot be waived), and neither the Collateral Agent nor any Certificateholders shall have any liability should the proceeds resulting from a private sale be less than the proceeds realizable from a public sale, and the Collateral Agent, the Certificateholder or any other Person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of the Debtor, any such demand, notice, claim, right or equity being hereby expressly waived and released. At any sale or sales made pursuant to this Agreement, the Collateral Agent and the Certificateholders may bid for or purchase, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of the Debtor, any such demand, notice, claim, right or equity being hereby expressly waived and released, any part of or all of the Collateral offered for sale, and may make any payment on account thereof by using any claim for moneys then due and payable to the Collateral Agent and the Certificateholders by the Debtor hereunder as a credit against the purchase price. The Collateral Agent shall in any such sale make no representations or warranties with respect to the Collateral or any part thereof, and neither the Collateral Agent nor any Certificateholder shall be chargeable with any of the obligations or liabilities of the Debtor. The Debtor hereby agrees (i) that it will indemnify and hold the Collateral Agent and the Certificateholders harmless from and against any and all claims with respect to the Collateral asserted before the taking of actual possession or control of the relevant Collateral by the Collateral Agent pursuant to this Agreement, or arising out of any act of, or omission to act on the part of, any party (other than the Collateral Agent or Certificateholders) prior to such taking of actual possession or control by the Collateral Agent (whether asserted before or after such taking of possession or control), or arising out of any act on the part of the Debtor, or its agents before or after the commencement of such actual possession or control by the Collateral Agent, but excluding therefrom all claims with respect to the Collateral resulting from the gross negligence or willful misconduct of the Collateral Agent or the Certificateholders; and (ii) neither the Collateral Agent nor any Certificateholder shall have liability or obligation to the Debtor arising out of any such claim except for acts of willful misconduct or gross negligence. Subject only to the lawful rights of third parties, any Laboratory which has possession of any of the Collateral is hereby constituted and appointed by the Debtor as pledgeholder for the Collateral Agent and the Certificateholders and, upon the occurrence of an Event of Default, each such pledgeholder is hereby authorized (to the fullest extent permitted by Applicable
Law) to sell all or any portion of the Collateral upon the order and direction of the Collateral Agent, upon the direction of the Required Certificateholders, and the Debtor hereby waives any and all claims, for damages or otherwise, for any action taken by such pledgeholder in accordance with the terms of the UCC not otherwise waived hereunder. In any action hereunder, the Collateral Agent, upon the direction of the Required Certificateholders, shall be entitled if permitted by Applicable Law to the appointment of a receiver without notice, to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver. Notwithstanding the foregoing, upon the occurrence of an Event of Default, and during the continuation of such Event of Default, the Collateral Agent shall be entitled to apply, without prior notice to the Debtor, upon the direction of the Required Certificateholders, any cash or cash items constituting Collateral in the possession of the Collateral Agent to payment of the Obligations.

     10. Application of Proceeds on Default. During the continuance of an Event of Default, subject to the provisions of the Intercreditor Agreement, the balances in any account of the Debtor with the Collateral Agent which constitutes part of the Collateral, all other income on the Collateral, and all proceeds from any sale of the Collateral by the Collateral Agent pursuant hereto, after application as required pursuant to the Fundamental Documents, shall be applied first toward payment of the reasonable out-of-pocket costs and expenses paid or incurred by the Collateral Agent in enforcing this Agreement, in realizing on or protecting any Collateral and in enforcing or collecting any Obligations, including, without limitation, court costs and the reasonable attorney's fees and expenses incurred by the Collateral Agent and then to the payment in full of the Obligations, as set forth in Section 6.7(c) and (d) of the Trust Agreement, in such order as determined by the Required Certificateholders; provided, however, that, the Collateral Agent may upon the direction of the Required Certificateholders in its discretion apply funds comprising the Collateral to pay the cost of making delivery to the distributors of a Declared Qualifying Picture. Any amounts remaining after such payment in full shall be remitted to the Debtor or as a court of competent jurisdiction may otherwise direct.

     11. Power of Attorney. Upon the occurrence and during the continuance of an Event of Default which is not waived in writing by the Required Certificateholders, (a) the Debtor does hereby irrevocably make, constitute and appoint the Collateral Agent or any of its officers or designees its true and lawful attorney-in-fact with full power in the name of the Collateral Agent or such other Person to receive, open and dispose of all mail addressed to the Debtor, and upon the direction of the Required Certificateholders to endorse any notes, checks, drafts, money orders or other evidences of payment relating to the Collateral that may come into the possession of the Collateral Agent with full power and right upon the direction of the Required Certificateholders to cause the mail of such Persons to be transferred to the Collateral Agent's own offices or otherwise, and upon the direction of the Required Certificateholders to do any and all other acts that the Required Certificateholders deem necessary or proper to carry out the intent of this Agreement and the grant of the security interests hereunder and under the Security Documents, and the Debtor hereby ratifies and confirms all that the Collateral Agent or its substitutes shall properly do by virtue hereof; (b) the Debtor does hereby further irrevocably make, constitute and appoint the Collateral Agent or any of its officers or designees its true and lawful attorney-in-fact in the name of the Collateral Agent or the Debtor upon the direction of the Required Certificateholders (i) to enforce all of the Debtor's rights under and pursuant to all agreements with respect to the Collateral, all for the sole benefit of the Collateral Agent and to enter into such other agreements (as may be lawful and without breach of contract) as may be necessary or appropriate in the reasonable judgment of the Collateral Agent to complete the distribution or exploitation of any Declared Qualifying Picture,
(ii) to execute such other and further mortgages, pledges and assignments of the Collateral, and related instruments or agreements, as the Collateral Agent may reasonably require for the purpose of perfecting, protecting, maintaining or enforcing the security interests granted to the Collateral Agent, and (iii) to do any and all other things that the Required Certificateholders deem necessary or proper to carry out the intention of this Agreement and the grant of the security interests hereunder and under the other Security Documents. The Debtor hereby ratifies and confirms in advance all that the Collateral Agent as such attorney-in-fact or its substitutes shall properly do by virtue of this power of attorney.

     12. Financing Statements, Direct Payments. The Debtor hereby authorizes the Collateral Agent to file, register and record, as the Collateral Agent may determine advisable or necessary, (i) UCC financing statements and any amendments thereto (provided, that so long as an Event of Default shall not have occurred and be continuing, the Collateral Agent shall first request the Debtor to take such action before taking such action on its own) or continuations thereof, (ii) the Subordinate Copyright Security Agreement, (iii) any Subordinate Copyright Security Agreement Supplements, (iv) the Subordinate Trademark Security Agreement and (v) any other appropriate security documents or instruments and to give any notices that the Collateral Agent deems necessary or desirable to perfect the Lien of the Collateral Agent, in all cases without the signatures of the Debtor or to execute such items as attorney-in-fact for the Debtor; provided, that the Collateral Agent shall provide copies of any such documents or instruments to the Debtor. The Debtor further authorizes the Collateral Agent upon the occurrence of an Event of Default, and during the continuation of such Event of Default, but only upon the direction of the Required Certificateholders, to notify any account debtors that all sums payable to the Debtor relating to the Collateral shall be paid directly to the Collateral Agent.

     13. Further Assurances. Upon the request of the Collateral Agent, the Debtor hereby agrees to duly and promptly execute and deliver, or cause the Sponsor or its Affiliates to duly execute and deliver, at the cost and expense of the Debtor, such further instruments as may be necessary or proper, in the reasonable judgment of the Collateral Agent, to carry out the provisions and purposes of this Agreement, necessary, in the reasonable judgment of the Collateral Agent, to perfect and preserve the Liens of the Collateral Agent, and in the Collateral or any portion thereof.

     14. Termination. The security interests granted under this Agreement shall terminate when all Obligations have been fully paid and performed. Upon request by the Debtor (and at the sole expense of the Debtor) after such termination, the Collateral Agent will take all reasonable action and do all things reasonably necessary, including executing UCC termination statements, Pledgeholder Agreement terminations, termination letters to account debtors and copyright and trademark reassignments, to release the security interest granted to it hereunder.

     15. Remedies Not Exclusive. The remedies conferred upon or reserved to the Collateral Agent in this Agreement are intended to be in addition to, and not in limitation of, any other remedy or remedies available to the Collateral Agent. Without limiting the generality of the foregoing, the Collateral Agent and the Certificateholders shall have all rights and remedies of a secured creditor under Article 9 of the UCC.

     16. Quiet Enjoyment. The Collateral Agent and the Certificateholders acknowledge that their security interest hereunder is subject to the rights of Quiet Enjoyment of the Sponsor under the Distribution Agreement and the licensees of the Artisan Entities to the extent set forth in the Intercreditor Agreement.

     17. Continuation and Reinstatement. The Debtor further agrees that the security interest granted hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or the Certificateholders upon the bankruptcy or reorganization of the Debtor or otherwise.

     18. Release of Collateral. So long as no Event of Default has occurred and is continuing, upon the purchase by the Debtor of an Eligible Film pursuant to Sections 5 or 6 of the Master Film Purchase Agreement, or the sale or other disposition in accordance with this Agreement of any property or assets constituting the Collateral, the security interests granted under this Agreement and under any other Security Document in such property shall terminate and be released. In connection with any such release, and at the Debtors' expense, the Collateral Agent will take all reasonable action and do all things that the Collateral Agent deems reasonably necessary, including executing UCC termination statements, Pledgeholder Agreement terminations, termination letters to account debtors and copyright and trademark reassignments, to effectuate any such release.

     19. Subordination to Lenders' Security Interest. The Collateral Agent acknowledges and agrees that the Debtor has granted a prior security interest in the Collateral to the Lenders under the Fundamental Documents, and to that effect, has filed UCC-1 financing statements, copyright security agreements and trademark security agreements, the Liens of which have priority over the Liens of the Security Documents pursuant to the terms of the Subordination Agreement.

     20. Notices. All notices and other communications provided for hereunder shall be in writing and mailed, telecopied, sent by overnight courier or hand-delivered to the Debtor or the Collateral Agent, as applicable, at the address set forth on the signature pages of this Agreement. Either the Debtor or the Collateral Agent may change their address for notice by designating a new address in a notice sent to the other party pursuant to this Section 20. All such notices and communications, shall, when mailed, telecopied, sent by overnight courier or hand-delivered, be effective when deposited in the mails, communicated by telecopier, or delivered to the overnight courier or to the recipient, as the case may be, except that notices and communications to the Collateral Agent shall not be effective until received by the Collateral Agent.

     21. Waiver; Amendment. This Agreement may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     22. Obligations Absolute. The obligations of the Debtor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated, or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment, or modification of, or addition or supplement to or deletion from, any of the Security Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence, or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Security Document; (c) any furnishing of any additional security to the Collateral Agent or any acceptance thereof or any sale, exchange, release, surrender, or realization of or upon any security by the Collateral Agent; or
(d) any invalidity, irregularity, or unenforceability of all or part of the Obligations or of any security therefor.

     23. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Debtor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent. All agreements, statements, representations and warranties made by the Debtor herein or in any certificate or other instrument delivered by the Debtor or on its behalf under this Agreement shall be considered to have been relied upon by the Collateral Agent and shall survive the execution and delivery of this Agreement and the other Security Documents regardless of any investigation made by the Collateral Agent or on its behalf.

     24. Headings Descriptive, etc. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     25. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

     26. Debtor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Debtor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Debtor under or with respect to any Collateral.

     27. Collateral Agent's Obligations Subject to Collateral Agency Agreement. It is expressly agreed, anything herein contained to the contrary notwithstanding, that all of the duties of the Collateral Agent hereunder or under any Security Document are subject to the terms and conditions of the Collateral Agency Agreement.

     28. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first written above.


THE DEBTOR:                            ARTISAN FILM INVESTORS TRUST,


                                       By: Artisan Pictures, Inc., as "Designee"

                                       -------------------------------------
                                       -------------------------------------

                                       Address:

                                             -----------------------------
                                             -----------------------------
                                             -----------------------------

The Collateral Agent:                  CHRISTIANA BANK & TRUST
                                       COMPANY, as Collateral Agent
                                       for the holders of the Certificates


                                       By:
                                          --------------------------------
                                             Title:


                                       Address:
                                              -----------------------------
                                              -----------------------------
                                              -----------------------------

                                                                       EXHIBIT A
                   SUBORDINATE COPYRIGHT SECURITY AGREEMENT


           WHEREAS, ARTISAN FILM INVESTORS TRUST, a Delaware business trust ("Grantor"), now owns or holds and may hereafter acquire or hold certain copyrights and rights under copyright with respect to certain motion pictures produced for theatrical release and whether now owned or hereafter developed, including, without limitation, those United States copyright registrations listed on Schedule 1 hereto (the "Product"), as such Schedule may be amended from time to time by the addition of copyrights subsequently arising or acquired;

           WHEREAS, pursuant to that certain Subordinate Security Agreement, dated as of October 13, 1999 (as the same may be amended, modified or otherwise supplemented from time to time, the "Security Agreement"), among the Grantor, and Christiana Bank & Trust Company as Collateral Agent for the Certificateholders referred to therein (the "Collateral Agent"), the Grantor granted a security interest in certain collateral to the Collateral Agent to secure the obligations referred to therein (the "Obligations");

           NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Grantor does, as security for the Obligations, hereby grant to the Collateral Agent a continuing security interest in all the Grantor's right, title and interest in and to each and every item of Product, all of the properties thereof, tangible and intangible and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of the Grantor, including but not limited to all rights of the Grantor under the Film Purchase Agreements, the Distribution Agreement and the Sponsor Agreement (as each such term is defined in the Security Agreement) and the proceeds of any thereof; provided that,
                                                            -------- ----
Collateral shall not include property which, pursuant to its terms or under Applicable Law may not be pledged or assigned to the extent such prohibition on pledge or assignment is enforceable. (All of the foregoing items or types of property, whether presently existing or hereafter arising or acquired, shall be referred to herein collectively as the "Collateral").

           The Grantor agrees that if any person, firm, corporation or other entity shall do or perform any acts which the Collateral Agent believes constitute a copyright infringement of the photoplay or of any of the literary, dramatic or musical material contained in the Product, or constitute a plagiarism, or violate or infringe any right of the Grantor, the Certificateholders or the Collateral Agent therein or if any person, firm, corporation or other entity shall do or perform any acts which the Collateral Agent believes constitute an unauthorized or unlawful distribution, exhibition, or use thereof, then and in any such event, upon 30 days' prior written notice to the Grantor, while an Event of Default under the Security Agreement is continuing, the Collateral Agent may and shall have the right to take such steps and institute such suits or proceedings as the Collateral Agent may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof, and to generally take such steps as may be advisable or necessary or proper for the full protection of the rights of the parties. The Collateral Agent may take such steps or institute such suits or proceedings in its own name or in the name of the Grantor or in the names of the parties jointly. The Collateral Agent hereby agrees to give the Grantor notice of any steps taken, or any suits or proceedings instituted, by the Collateral Agent pursuant to this paragraph.

     This security interest is granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Security Agreement. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Collateral made and granted hereby are subject to, and more fully set forth in, the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     This Subordinate Copyright Security Agreement is made for collateral purposes only. At such time as all of the Obligations shall have been indefeasibly repaid or performed in full, the Collateral Agent shall execute and deliver to the Grantor, at the Grantor's expense, without representation, warranty or recourse, all releases and reassignments, termination statements and other instruments as may be necessary or proper to terminate the security interest of the Collateral Agent in the Collateral, subject to any disposition thereof which may have been made by the Collateral Agent pursuant to the terms hereof or of the Security Agreement.

     The Collateral Agent agrees that there will be no assignment of the Collateral, other than the security interest described herein, unless and until there shall occur an Event of Default under the Security Agreement and the Collateral Agent gives written notice to the Grantor of its intention to enforce its rights against any of the Collateral.

     So long as no Event of Default under the Security Agreement shall have occurred and be continuing, and subject to the various provisions of the Security Agreement, the other Security Documents to which it is a party, the Grantor may use, license and exploit the Collateral in any lawful manner.

           THIS SUBORDINATE COPYRIGHT SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

           Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Subordinate Security Agreement.

           IN WITNESS WHEREOF, the Grantor has caused this Subordinate Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of October 13, 1999.

                                      ARTISAN FILM INVESTORS TRUST


                                      By: Artisan Pictures, Inc., as Designee



                                          By
                                            ------------------------------------
                                               Name:
                                               Title:


Accepted:

CHRISTIANA BANK & TRUST COMPANY,
as Collateral Agent



By
   --------------------------------------
   Name:
   Title:

STATE OF _________________)
                          )   ss:
COUNTY OF ________________)


  On the ____ day of __________, in the year 1999, before me personally came _____________________, to me known, who, being by me sworn, did say that s/he is an ____________ of Artisan Pictures, Inc. which Delaware corporation is described in, and which Delaware corporation executed the above instrument, and that s/he signed his/her name by order of the trustees of said Delaware business trust.



                        -----------------------------------
                            Notary Public

                                                                      SCHEDULE 1
                                     to Subordinate Copyright Security Agreement



Title             Registration No.              Date of Registration
-----             ----------------              --------------------

                                                                       EXHIBIT B

              SUPPLEMENT NO. __ TO SUBORDINATE COPYRIGHT SECURITY
                    AGREEMENT DATED AS OF OCTOBER 13, 1999


     WHEREAS, pursuant to that certain Subordinate Security Agreement, dated as of October 13, 1999 (as the same may be amended, modified or otherwise supplemented from time to time, the "Security Agreement"), among ARTISAN FILM INVESTORS TRUST (the "Grantor"), and Christiana Bank & Trust Company, as Collateral Agent for the Certificateholders referred to therein (the "Collateral Agent"), the grantor granted a security interest in certain collateral to the Collateral Agent to secure the obligations referred to therein (the "Obligations");

     WHEREAS, pursuant to the terms of the Security Agreement, the Grantor has granted to the Collateral Agent a security interest in all right, title and interest of the Grantor in and to all personal property, whether now owned, presently existing or hereafter acquired or created, including, without limitation, all right, title and interest of the Grantor in, to and under any item of Product (such term being used herein as defined in the Subordinate Copyright Security Agreement referred to below) and any copyright or copyright license, whether now existing or hereafter arising, acquired or created, and all proceeds thereof or income therefrom, to secure the payment and performance of the Obligations (such term being used herein as defined in the Security Agreement) pursuant to the Security Agreement;

     WHEREAS, the Grantor is a party to a Subordinate Copyright Security Agreement, dated as of October 13, 1999 (as the same may be amended or supplemented from time to time, the "Subordinate Copyright Security Agreement"), pursuant to which the Grantor has granted to the Collateral Agent, as security for the Obligations, a continuing security interest in all of the Grantor's right, title and interest in and to each and every item of Product, the scenario, screenplay or script upon which an item of Product is based, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of the Grantor, all as more fully set forth in the Subordinate Copyright Security Agreement;

     WHEREAS, the Grantor has acquired or created additional items of Product since the date of execution of the Subordinate Copyright Security Agreement and the most recent Supplement thereto and holds certain additional copyrights and rights under copyright with respect to items of Product;

     WHEREAS, Schedule 1 to the Subordinate Copyright Security Agreement does not reflect (i) item(s) of Product acquired or created by the Grantor since the date of execution of the Subordinate Copyright Security Agreement and the most recent Supplement thereto or (ii) all the copyrights and rights under copyright held by the Grantor;

     THEREFORE,

           A. The Grantor does hereby grant to the Collateral Agent, as security, a continuing security interest in and to all of the Grantor's right, title and interest in and to each and every item of Product being added to
  Schedule 1 to the Subordinate Copyright Security Agreement pursuant to paragraph (B) below, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of the Grantor, all as contemplated by, and as more fully set forth in, the Subordinate Copyright Security Agreement.

           B. Schedule 1 to the Subordinate Copyright Security Agreement is hereby supplemented, effective as of the date hereof, so as to reflect all of the copyrights and rights under copyright with respect to the item(s) of Product in and to which the Grantor has granted a continuing security interest to the Collateral Agent pursuant to the terms of the Subordinate Copyright Security Agreement and the Security Agreement. The following item(s) of Product and copyright information are hereby added to Schedule 1 to the Subordinate Copyright Security Agreement:

                                                        Date of
  Title       Registration No.                          Registration
  -----       ----------------                          ------------


           Except as expressly supplemented hereby, the Subordinate Copyright Security Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Subordinate Copyright Security Agreement, the terms "Agreement", "this Agreement", "this Subordinate Copyright Security Agreement", "herein", "hereafter", "hereto", "hereof" and words of similar import, shall, unless the context otherwise requires, mean the Subordinate Copyright Security Agreement as supplemented by this Supplement.

           Except as expressly supplemented hereby, the Subordinate Copyright Security Agreement, all documents contemplated thereby and any previously executed Supplements thereto, are each hereby confirmed and ratified by the Grantor.

           The execution and filing of this Supplement, and the addition of the item(s) of Product set forth herein to Schedule 1 to the Subordinate Copyright Security Agreement are not intended by the parties to derogate from, or extinguish, any of the Secured Party's rights or remedies under (i) the Subordinate Copyright Security Agreement and/or any agreement, amendment or supplement thereto or any other instrument executed by the Grantor and heretofore recorded or submitted for recording in the U.S. Copyright Office or
(ii) any financing statement, continuation statement, deed or charge or other instrument executed by the Grantor and heretofore filed in any state or country in the United States of America or elsewhere.

           IN WITNESS WHEREOF, the Grantor has caused this Supplement No. ___ to the Subordinate Copyright Security Agreement to be duly executed by its duly authorized officer as of [insert date of execution].

                                    ARTISAN FILM INVESTORS TRUST

                                    By: Artisan Pictures, Inc., as Designee


                                         By:
                                            ---------------------------------
                                            Name:
                                            Title:

STATE OF _________________)
                          )   ss:
COUNTY OF ________________)


     On this the _______ day of __________, ____, before me,
________________________________, the undersigned Notary Public, personally appeared _________________________________________,
     [ ] personally known to me,

     [ ] proved to me on the basis of satisfactory evidence, to be the
_________________________ of the Delaware corporation known as Artisan Pictures, Inc. who executed the foregoing instrument on behalf of the Delaware corporation, and acknowledged that such Delaware corporation executed it by order of the trustees of the Delaware corporation.

     WITNESS my hand and official seal.


                        ------------------------------
                             Notary Public

                                                                       EXHIBIT C


              FORM OF PLEDGEHOLDER AGREEMENT (COMPLETED PRODUCT)


                                     AGREEMENT dated as of __________ (the
                              "Agreement") among (i) [insert name of laboratory] (the "Laboratory") (ii) Artisan Film Investors Trust ("AFI") and (iii) Christiana Bank & Trust Company, as Collateral Agent for the Certificateholders referred to below (the "Collateral Agent").


     Pursuant to the Collateral Agency Agreement, dated as of October 13,
1999, between Bear, Stearns & Co., Inc. and the Collateral Agent, the Collateral Agent is acting as the collateral agent for the benefit of the holders (the "Certificateholders") from time to time of the Trust Certificates referred to therein.

      AFI has granted to the Collateral Agent for the benefit of the Certificateholders a security interest in, among other things, all of its right, title and interest in and to any motion picture, film or videotape produced for theatrical, non-theatrical, television or video release or in any other medium, with respect to which AFI (i) is the copyright owner or (ii) has acquired or has contracted to acquire an equity interest or distribution rights (hereinafter called the "Product") as security for various obligations of AFI to the Certificateholders. Such security interest covers, among other things, all physical properties of every kind or nature of, or relating to, the Product and all versions thereof, including, without limitation, exposed film, developed film, positives, negatives, prints, positive prints, answer prints, special effects, preparing materials (including interpositives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices, and all other forms of pre-print elements), sound tracks, cutouts, trims and any and all other physical properties of every kind and nature of, or relating to, the Product, whether in completed form or in some state of completion, and all masters, duplicates, drafts, versions, variations and copies of each thereof, in all formats whether on film, videotape, disk or otherwise and all music sheets and promotional materials relating to the Product (all of the foregoing items being hereinafter collectively called the "Collateral").

     From time to time, the Laboratory will have in its possession certain items of the Collateral.

     Accordingly, the parties hereto hereby agree as follows:

     (i) Each of AFI and the Collateral Agent hereby appoints the Laboratory as the pledgeholder of all items of Collateral that may from time to time come into the possession or control of the Laboratory. The Laboratory agrees to hold all such items of Collateral as pledgeholder for the Collateral Agent (for the benefit of the Certificateholders) subject to the following terms and conditions:

        (1) Except as permitted by Section 1(b) below, the Laboratory will keep all items of Collateral at the laboratories or storage facilities listed on Schedule 1 hereto, and will not deliver such property to anyone.

        (2) Subject to the provisions of Sections 1(c) below, the Laboratory will permit AFI:

              1 to have access to the negatives and other pre-print material of the Product on the Laboratory's premises listed on
        Schedule 1 hereto for purposes of inspecting, cutting, scoring or similar purposes;

              2    to obtain a reasonable number of positive prints
        including without limitation, dailies, for the purposes of editing and previewing the Product;

              3    to direct the making of pre-print material and
        positive prints of the Product and trailers thereof and the delivery thereof to AFI or distributors, licensees or other parties as AFI may direct;

              4    to remove reasonable amounts of material for
        processing by optical and/or sound houses which agree in writing to be bound by the terms hereof or enter into a separate laboratory pledgeholder agreement substantially in the form hereof, and to return such materials when processed to the Laboratory;

              5    with the prior written consent of the Collateral
        Agent (which consent shall not be unreasonably withheld), to forward any item of Collateral to another laboratory. The Collateral Agent hereby consents to the Laboratory's forwarding original material or elements constituting Collateral, if requested to do so by AFI to any of the laboratories listed in Schedule 2 hereto. The Collateral Agent may, in its reasonable and good faith judgment and after consultation with AFI, revoke the consent contained in this clause (v) at any time by written notice to the Laboratory and AFI. In addition, such consent shall be deemed to be revoked at any time upon receipt by the Laboratory of written notice from the Collateral Agent that AFI has failed to pay the Applicable Liquidation Preference on the Liquidation Payment Date (as such terms are defined in the Amended and Restated Trust Agreement, dated as of October 13, 1999 (the "Trust Agreement"), among Bear, Stearns & Co. Inc., the Collateral Agent and Artisan Pictures, Inc.);

                    6    to forward any of the above-mentioned property to
              another laboratory, approved by the Collateral Agent, if the Collateral Agent has previously received a Pledgeholder Agreement executed by such laboratory;

                    7    to have access to the Collateral, including the right
              to remove an item of Collateral from the Laboratory's possession, provided that (A) the Laboratory has no actual knowledge that such item of Collateral is being removed other than in the ordinary course of business, and (B) in the event such item of Collateral is not returned to the Laboratory within thirty (30) days, written notice thereof shall be immediately delivered to the Collateral Agent by AFI. In any event, the Laboratory shall have no liability to the Collateral Agent for Producer's failure to timely return such item of Collateral. AFI shall provide written notice to the Collateral Agent in the event an item of Collateral is to be removed for a period greater than thirty (30) days, as to which notice the Laboratory shall have no concerns or liability;

                    8    to have the Laboratory destroy or degauss any of the
              Collateral, or ship it to AFI or to any third party as AFI may from time to time direct, at the request of AFI; and

                    9    to have the Laboratory deliver in accordance with
              AFI's instructions any part of the Collateral constituting inventory held for sale or lease or raw materials, work in process, finished goods, video cassettes and packing and shipping materials.

        (3) If and when the Laboratory shall receive written notice from the Collateral Agent that AFI has failed to pay the Applicable Liquidation Preference on the Liquidation Payment Date, the Laboratory shall take no further orders from AFI and will hold all items of Collateral within its possession or under its control as pledgeholder hereunder, subject only (i) to the order and instruction of the Collateral Agent; and (ii) to the rights of the Collateral Agent to have access to and/or delivery of items referred to in Section 5 below.

     (ii) The Laboratory shall keep the original negatives of the Product in film vaults separate from and at a reasonable distance from protective duplicating materials (whether protective masters, fine grains, duplicate negatives or otherwise) to afford protection against any loss or damage, whether by fire or other disaster or otherwise. The Laboratory shall keep the Collateral Agent advised in writing of the actual location of the film vaults where all items of the Collateral are kept, including information as to the separate film vaults utilized for the original negatives and protective materials as aforesaid.

     (iii) The Laboratory agrees that in its capacity as pledgeholder it is holding and has possession of the Collateral and the physical properties thereof constructively for the Collateral Agent (for the benefit of the Certificateholders). The Laboratory agrees that upon written notice from the Collateral Agent indicating that AFI has failed to pay the Applicable Liquidation Preference on the Liquidation Payment Date, the Laboratory in its capacity as pledgeholder will hold a sale or sales of the Collateral or any part thereof in accordance with the direction and instruction of the Collateral Agent, at the expense of the Collateral Agent, or in the alternative will cause to be delivered or made available to the Collateral Agent or its nominee (in all cases, pursuant to written instructions from the Collateral Agent) the Collateral and all physical properties thereof in the possession of the Laboratory or under its control for the purpose of enabling the Collateral Agent to deal with the same pursuant to the Trust Agreement. Nothing herein contained shall be construed to waive any rights of the Laboratory as specified under
Section vii hereof.

     (iv) AFI hereby waives any claim for damages or otherwise which it may have against the Laboratory for any acts which the Laboratory may take as pledgeholder, pursuant to the written direction of the Collateral Agent made in accordance with the terms of this Agreement, except arising from the Laboratory's gross negligence or willful misconduct.

     (v) Subject to Section vii hereof, the Laboratory agrees that, despite the existence of any other claim which the Laboratory may have against AFI and/or any third-party distributor of the Product, the Laboratory shall accept and fulfill orders for laboratory work and any other material which may be required by the Collateral Agent or any other third-party distributor of the Product, subject to satisfactory credit arrangements being made with the Laboratory with respect to any charges incurred on behalf of the Collateral Agent or any such third-party distributor, and the Laboratory will not assert any claim or lien, statutory or otherwise, against the Collateral Agent or against the Product (except as set forth in Section vii hereof) with respect to any charges for laboratory services or materials ordered by AFI, the designees of AFI or any third-party distributor of the Product.

     (vi) The parties hereto agree that the Collateral Agent and its respective designees, successors and assigns shall each be entitled to unilaterally remove from the Laboratory materials made pursuant to an order contemplated by Section v hereof, which materials shall not be subject to this Agreement.

     (vii) The Laboratory shall hold and/or process the Collateral under its standard terms of business as set forth in Schedule 3 hereto, except that any liens arising in favor of the Laboratory shall be limited to an aggregate amount of $50,000 at any one time outstanding for processing and/or storing the Collateral and/or materials delivered therefrom for AFI and/or any of their designees. Except as provided in the prior sentence, the rights of the Laboratory in the Collateral shall be subordinate and junior to the rights of the Collateral Agent in respect of the Collateral.

     (viii) The Collateral Agent shall promptly give written notice to the Laboratory when the Collateral Agent's (on behalf of the Certificateholders) security interests in the Collateral has terminated. Upon receipt of such written notice, the Laboratory's obligations hereunder as pledgeholder for the Collateral Agent shall terminate.

     (ix) This Agreement shall be binding on and inure to the benefit of the parties hereto and the successors and assigns of each of the parties.

     (x)    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

     (xi) No amendment to this Agreement shall be effective unless in writing and signed by AFI, the Collateral Agent and the Laboratory. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together, shall constitute but one instrument, and shall become effective on the date on which the Collateral Agent shall have received a fully-executed copy of this Agreement. Promptly thereafter, AFI shall deliver or mail counterparts of this Agreement bearing the signature of each of the parties hereto to each party hereto.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.



                                    [LABORATORY]


                                    By
                                      ------------------------------
                                      Name:
                                      Title:
                                      Address:
                                      Attn:



                                    ARTISAN FILM INVESTORS TRUST
                                    By Artisan Pictures Inc., as Designee


                                    By
                                      ---------------------------------
                                      Name:
                                      Title:
                                      Address:  2700 Colorado Avenue
                                                2nd Fl.
                                                Santa Monica, CA  90404
                                      Attn:

CHRISTIANA BANK & TRUST COMPANY, as
Collateral Agent


By
   -------------------------------------
   Name:
   Title:
   Address: 3801 Kennett Pike Greenville
            New Castle County, De 19807
   Attn: Corporate Trust Group

                                  Schedule 1


                   List of Laboratory and Storage Facilities

                                  Schedule 2


                          List of Other Laboratories

                                  Schedule 3


               [Attach Laboratory's Standard Terms of Business]

                                                                       EXHIBIT D

                   SUBORDINATE TRADEMARK SECURITY AGREEMENT

                     (TRADEMARKS, TRADEMARK REGISTRATIONS,
                TRADEMARK APPLICATIONS AND TRADEMARK LICENSES)


     WHEREAS, ARTISAN FILM INVESTORS TRUST, a Delaware business trust
(the "Pledgor") now owns or holds and may hereafter acquire or hold Trademarks (defined as all of the following: all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, logos, other source of business identifiers and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof or similar property rights, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, and all reissues, extensions or renewals thereof) including, without limitation, the Trademarks listed on Schedule A annexed hereto, as such Schedule may be amended from time to time by the addition of Trademarks subsequently registered or otherwise adopted or acquired;

     WHEREAS, pursuant to that certain Subordinate Security Agreement, dated as of October 13, 1999 (as the same may be amended, modified or otherwise supplemented from time to time, the "Subordinate Security Agreement"), among the Pledgor and Christiana Bank & Trust Company, as Collateral Agent for the Certificateholders referred to therein (the "Collateral Agent"), the Pledgor granted a security interest in certain collateral to the Collateral Agent to secure the obligations referred to therein (the "Obligations");

     WHEREAS, pursuant to the terms of the Subordinate Security
Agreement, the Pledgor has granted to the Collateral Agent a security interest in all personal property of such Pledgor including, without limitation, all right, title and interest of the Pledgor in, to and under all of the Pledgor's Trademarks and Trademark licenses (including, without limitation, those Trademark licenses listed on Schedule B hereto), whether presently existing or hereafter arising, adopted or acquired, together with the goodwill of the business connected with, and symbolized by, the Trademarks and all products and proceeds thereof and all income therefrom, including, without limitation, any and all causes of action which exist now or may exist in the future by reason of infringement or dilution thereof or injury to the associated goodwill, to secure the payment of the Obligations;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor does, as security for the Obligations, hereby grant to the Collateral Agent a continuing security interest in all of the Pledgor's right, title and interest in, to and under the following (all of the following items or types of property being collectively referred to herein as the "Trademark Collateral"), whether presently existing or hereafter arising or acquired:

      a. each Trademark and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark, including, without limitation, each Trademark referred to in Schedule A annexed hereto;

      b. each Trademark license, including, without limitation, each Trademark license referred to in Schedule B annexed hereto, to the extent such Trademark license does not prohibit the licensee from assigning or granting a security interest in its rights thereunder; and

      c. all products and proceeds of, and income from, any of the foregoing, including, without limitation, any claim by the Pledgor against third parties for the past, present or future infringement or dilution of any Trademark or any Trademark licensed under any Trademark license, or for injury to the goodwill associated with any Trademark.

      The Pledgor agrees to deliver updated copies of Schedule A and Schedule B to the Collateral Agent at the end of any quarter in which the Pledgor registers or otherwise adopts or acquires any Trademark not listed on Schedule A hereto or enters into any Trademark license not listed on Schedule B hereto, and to duly and promptly execute and deliver, or have duly and promptly executed and delivered, at the cost and expense of the Pledgor, such further instruments or documents (in form and substance satisfactory to the Collateral Agent), and promptly perform, or cause to be promptly performed, any and all acts, in all cases, as may be necessary, proper or advisable from time to time, in the reasonable judgment of the Collateral Agent, to carry out the provisions and purposes of the Subordinate Security Agreement and this Subordinate Trademark Security Agreement, and to provide, perfect and preserve the liens of the Collateral Agent under the Subordinate Security Agreement and this Subordinate Trademark Security Agreement, in the Trademark Collateral or any portion thereof.

      The Pledgor agrees that if any person, firm, corporation or other entity shall do or perform any acts which the Collateral Agent believes constitute an infringement of any Trademark, or violate or infringe any right of Pledgor or the Certificateholders or Collateral Agent therein or if any person, firm, corporation or other entity shall do or perform any acts which the Collateral Agent believes constitute an unauthorized or unlawful use thereof, then and in any such event, upon 30 days' prior written notice to the Pledgor while an Event of Default (as defined in the Security Agreement) is continuing, the Collateral Agent may and shall have the right to take such steps and institute such suits or proceedings as the Collateral Agent may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof, and to generally take such steps as may be advisable or necessary or proper for the full protection of the rights of the parties. The Collateral Agent may take such steps or institute such suits or proceedings in its own name or in the name of the Pledgor or in the names of the parties jointly. The Collateral Agent hereby agrees to give the Pledgor notice of any steps taken, or any suits or proceedings instituted, by the Collateral Agent pursuant to this paragraph.

      This security interest is granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Subordinate Security Agreement. Pledgor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are subject to, and more fully set forth in, the Subordinate Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     This Subordinate Trademark Security Agreement is made for collateral purposes only. At such time as all of the Obligations have been indefeasibly repaid or performed in full, the Collateral Agent shall execute and deliver to the Pledgor, at the Pledgor's expense, without representation, warranty or recourse, all releases and reassignments, termination statements and other instruments as may be necessary or proper to terminate the security interest of the Collateral Agent in the Trademark Collateral, subject to any disposition thereof which may have been made by the Collateral Agent pursuant to the terms hereof or of the Subordinate Security Agreement.

     The Collateral Agent agrees that there will be no assignment of the Trademark Collateral, other than the security interest described herein, unless and until there shall occur an Event of Default (such term being used herein as defined in the Security Agreement) and the Collateral Agent gives written notice to the Pledgor of its intention to enforce its rights against any of the Trademark Collateral.

     So long as no Event of Default shall have occurred and be continuing, and subject to the various provisions of the Subordinate Security Agreement and the other Security Documents to which it is a party, the Pledgor may use, license and exploit the Trademark Collateral in any lawful manner.

     THIS TRADEMARK SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
WITH AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Subordinate Security Agreement.

     IN WITNESS WHEREOF, the Pledgor has caused this Subordinate
Trademark Security Agreement to be duly executed as of October 13, 1999 by its officers thereunto duly authorized.


                                    ARTISAN FILM INVESTORS TRUST


                                    By: Artisan Pictures, Inc., as Designee



                                    By:
                                       -------------------------------------
                                       Name :
                                       Title:



                                    Accepted:

                                    CHRISTIANA BANK & TRUST COMPANY,
                                    as Collateral Agent


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:

                                                       Schedule A to Subordinate
                                                    Trademark Security Agreement
                                                    ----------------------------


                                  TRADEMARKS

                   Application    Registration   Registration
Country   Owner       No.            No.           Date          Trademark      Description of Goods
-------   -----    -----------    ------------   ------------    ---------      --------------------

                                                       Schedule B to Subordinate
                                                    Trademark Security Agreement
                                                    ----------------------------


                              TRADEMARK LICENSES

STATE OF CALIFORNIA    )
                       )   ss:
COUNTY OF LOS ANGELES  )


  On the ____ day of __________, in the year 1999, before me personally came _____________________, to me known, who, being by me sworn, did say that s/he is an ____________ of Artisan Pictures, Inc. which Delaware corporation is described in, and which Delaware corporation executed the above instrument, and that s/he signed his/her name by order of the trustees of said Delaware business trust.



                        -----------------------------------
                             Notary Public